As filed with the U.S. Securities and Exchange Commission on December 3, 2009

Securities Act File No. 333-32575

Investment Company Act File No. 811-08319

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under The Securities Act Of 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 47	☒

And/or

Registration Statement Under The Investment Company Act Of 1940	☒

Amendment No. 47 (Check appropriate box or boxes)	☒

ING PARTNERS, INC.

(Exact Name of Registrant Specified in Charter)

7337 East Doubletree Ranch Road

Scottsdale, AZ  85258

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:  (860) 273-4743

Huey P. Falgout, Jr.	With copies to:
ING Investments, LLC	Jeffrey S. Puretz, Esq.
7337 East Doubletree Ranch Rd.	Dechert, LLP
Scottsdale, AZ 85258	1775 I Street, N.W.
(Name and Address of Agent for Service)	Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)	☒	on December 4, 2009, pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)	☐	on (date), pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)	☐	on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

ING PARTNERS, INC.

(“Registrant”)

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

•	Cover Sheet

•	Contents of Registration Statement

•	Explanatory Note

•	ING Index Solution 2055 Portfolio’s Adviser Class and Service Class shares Prospectus dated December 4, 2009

•	ING Index Solution 2055 Portfolio’s Initial Class shares Prospectus dated December 4, 2009

•	ING Index Solution 2055 Portfolio’s Service 2 Class shares Prospectus dated December 4, 2009

•	ING Index Solution 2055 Portfolio’s Class T shares Prospectus dated December 4, 2009

•	ING Solution 2055 Portfolio’s Adviser Class and Service Class shares Prospectus dated December 4, 2009

•	ING Solution 2055 Portfolio’s Initial Class shares Prospectus dated December 4, 2009

•	ING Solution 2055 Portfolio’s Service 2 Class shares Prospectus dated December 4, 2009

•	ING Solution 2055 Portfolio’s Class T shares Prospectus dated December 4, 2009

•	ING Index Solution 2055 Portfolio’s Statement of Additional Information for Adviser Class, Initial Class, Service Class, Service 2 Class and Class T shares dated December 4, 2009

•	ING Solution 2055 Portfolio’s Statement of Additional Information for Adviser Class, Initial Class, Service Class, Service 2 Class and Class T shares dated December 4, 2009

•	Part C

•	Signature Page

Explanatory Note

This Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A for ING Partners, Inc. (the “Registrant”) is being filed under Rule 485(b) under the Securities Act of 1933, as amended, for the purpose of finalizing the Adviser Class and Service Class shares Prospectuses, Initial Class shares Prospectuses, Service 2 Class shares Prospectuses, Class T shares Prospectuses and the Adviser Class, Initial Class, Service Class, Service 2 Class and Class T shares Statements of Additional Information, each dated December 4, 2009 for two new series of the Registrant – ING Index Solution 2055 Portfolio and ING Solution 2055 Portfolio.

  Prospectus — Adviser Class ("ADV Class")
December 4, 2009  Service Class ("S Class")

ING PARTNERS, INC.

This Prospectus is designed to help you make informed decisions about investments in the ING Index Solution 2055 Portfolio ("Portfolio"). The Portfolio seeks to achieve its investment objective by investing primarily in other ING mutual funds that are passively managed index funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Consult with your investment professional to determine if the Portfolio is best suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

•  ING Index Solution 2055 Portfolio

THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.

This Prospectus contains important information about investing in the ADV Class and S Class shares of the Portfolio. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolio will achieve its investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolio and be aware that any time you invest, there is a risk of loss of money.

>  ING Partners, Inc.

The Portfolio is a series of ING Partners, Inc. ("Company"). The Company is an open-end management investment company authorized to issue multiple series and classes of shares. Directed Services LLC ("DSL" or the "Adviser") serves as the investment adviser of the Portfolio. Not all of the Company's portfolios are offered in this Prospectus.

INTRODUCTION

>  An Introduction to the Portfolio

The Portfolio is designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need their funds.

The Portfolio invests primarily in a universe of Underlying Funds that are passively managed index funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see the sections entitled "More Information on Investment Strategies" and "Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds" later in this Prospectus.

Although the Portfolio is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. Because the Portfolio will normally invest in a combination of equity and/or fixed-income funds, an investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives and other investments.

The Portfolio's shares may be offered to insurance company separate accounts that support variable annuity and variable life insurance contracts ("Variable Contracts"), qualified pension and retirement plans ("Qualified Plans") outside the variable contract context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio and certain other management investment companies.

>  Classes of Shares

The Portfolio's shares are classified into Adviser Class ("ADV Class"), Initial Class ("I Class"), Service Class ("S Class"), Service 2 Class ("Class S2") and Class T shares. The five classes of shares of the Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio. Only the ADV Class and S Class shares are offered in this Prospectus. ADV Class and S Class shares are not subject to any sales loads.

>  An Introduction to the Asset Allocation Process

DSL is the investment adviser of the Portfolio.

ING Investment Management Co. ("Consultant") is a consultant to DSL. Both DSL and the Consultant are wholly-owned, indirect subsidiaries of ING Groep, N.V. ("ING Groep") (NYSE: ING). DSL and the Consultant, working together, have designed Target Date (as defined below) asset allocation funds called Index Solution Portfolios. DSL uses an asset allocation process to determine the Portfolio's investment mix. This asset allocation process can be described as follows:

1.   In the first stage, the mix of asset classes (i.e., stocks and fixed-income securities of various types) that is likely to produce the best return for the target level of volatility or risk underlying the Portfolio is estimated for the specified time horizon before retirement or specified financial goals date. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of asset classes as well as other financial variables deemed to be relevant by DSL. The mix of asset classes arrived at for the Portfolio is called the "Target Allocation." The Consultant will review the Target Allocation annually and make recommendations to the Adviser regarding changes as needed.

2.  The Consultant will also provide tactical allocation recommendations to DSL, to overweight certain sub-asset classes and style tilts within the Target Allocation, while underweighting other sub-asset classes. These recommendations are intended to be in response to changing market conditions, and to enable DSL to shift into those sub-asset classes that are expected to outperform under certain market conditions. DSL has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant and will retain discretion over implementation of the Consultant's recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of DSL quarterly or as warranted by market conditions.

1

3.  The Target Allocation may be changed at any time by DSL. For ING Index Solution 2055 Portfolio, over time, the allocations within the Target Allocation will change at specific intervals to some predefined new Target Allocation that is intended to be more conservative (i.e., reduced allocations to equity securities). The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2055 ("Target Date"). The Target Date is the approximate year that an investor in the Portfolio would plan to draw down income from the Portfolio for retirement or other financial goals. The following glidepath illustrates how the Portfolio's Target Allocation is expected to become more conservative with lower percentages of equity securities and higher percentages of fixed-income securities over time toward the Portfolio's Target Date. As the Portfolio approaches its Target Date in 2055, the Portfolio's Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 30% equity securities and 70% fixed-income securities.

As the Portfolio's Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of drawing down income from their portfolio soon.

In summary, ING Index Solution 2055 Portfolio is designed for an investor who plans to withdraw the value of the investor's investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio's Target Allocation will change over time and is expected to produce stability of principal and reduced investment risk as the Portfolio approaches its Target Date.

Only ING Index Solution 2055 Portfolio is offered in this Prospectus.

The Investment Committee of DSL will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) or target allocations for the Portfolio, including determining the transition pattern of the Portfolios in a timely but reasonable manner based upon market conditions at the time. The predefined mixes will be reviewed annually and analyzed for consistency with current market conditions and industry trends in consultation with the Consultant.

The Portfolio's stated investment objective is not fundamental and may be changed by the Company's Board of Directors ("Board") without the approval of shareholders.

>  Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of the Portfolio. Reading the Prospectus will help you to decide whether the Portfolio is the right investment for you. You should keep this Prospectus for future reference.

2

ING INDEX SOLUTION 2055 PORTFOLIO

>  Investment Objective

Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds, which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds and other fixed income investments using asset allocation strategies designed for investors expecting to retire in 2055.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

Equity Securities	95%
Fixed-Income Securities	5%

The Portfolio may also invest in derivatives, including futures and swaps, other investment companies including exchange-traded funds ("EFTs"), and other securities to make tactical asset allocations, minimize risk and assist in managing cash. The Portfolio may hold cash and cash equivalents.

The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "Introduction — An Introduction to the Asset Allocation Process."

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio, even near, at or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Index Strategy Risk
Interest Rate Risk
Liquidity Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Prepayment Risk
Price Volatility Risk
Small-Capitalization Company Risk
U.S. Government Securities & Obligations Risk

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see the sections entitled "More Information on Investment Strategies", "Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds" and "More Information on Risks" later in this Prospectus.

>  Performance

Since the Portfolio had not commenced operations as of December 31, 2008, there is no annual performance information included in this Prospectus.

3

Portfolio Fees and Expenses

The tables that follow show the fees and expenses you pay if you buy and hold ADV Class and S Class shares of the Portfolio. Shareholders of the Portfolio will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of the Portfolio's assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and the Portfolio's allocation to that Underlying Fund, will vary from year to year, the fees and expenses paid by the Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Company and the Portfolio are not parties to your Variable Contract or Qualified Plan, but the Portfolio is merely an investment option made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolio are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The tables do not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of the Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) Not Applicable.

ADV Class Shares Annual Portfolio Operating Expenses(1) (as a percentage of average daily net assets)
Portfolio	Management Fee	Distribution (12b-1) Fee and Shareholder Services Fee	Admin. Services Fee	Other Expenses	Acquired (Underlying) Funds Fees and Expenses(2)	Total Operating Expenses	Waivers and Reimbursements(3)	Net Annual Operating Expenses
ING Index Solution 2055	0.10%	0.50%	0.02%	—	0.43%	1.05%	—	1.05%

  (1)  This table shows the estimated operating expenses for ADV Class shares of the Portfolio as a ratio of expenses to average daily net assets. Other expenses are estimated for the current fiscal year as the Portfolio had not commenced operations as of the date of this Prospectus.

  (2)  The Portfolio's Acquired (Underlying) Funds Fees and Expenses are estimated based on a weighted average of the fees and expenses of the Underlying Funds in which it intends to invest. The estimated amount of fees and expenses of the Underlying Funds borne by the Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio's fiscal year. Acquired (Underlying) Funds Fees are estimated for the current fiscal year as the Portfolio had not commenced operations as of the date of this Prospectus.

  (3)  DSL, the adviser to the Portfolio, has entered into a written expense limitation agreement with respect to the Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage commissions, extraordinary expenses, and Acquired (Underlying) Funds Fees and Expenses, subject to possible recoupment by DSL within three years. The amount of the Portfolio's expenses to be waived or reimbursed is shown under the heading Waivers and Reimbursements. The expense limitation agreement will continue through at least May 1, 2011. The expense limitation agreement is contractual and shall renew automatically for one-year terms after May 1, 2011 unless the Adviser provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then-current term or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the Company, upon at least 90 days written notice to the Portfolio's Adviser, DSL. For more information regarding the expense limitation agreement for the Portfolio, please see the Statement of Additional Information.

Example

The Example is intended to help you compare the cost of investing in ADV Class shares of the Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the ADV Class shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the ADV Class shares' net annual operating expenses remain the same. The Example does not reflect expenses which are, or may be, imposed by a Variable Contract that may use the Portfolio as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio	1 Year	3 Years
ING Index Solution 2055	$107	$334

4

S Class Shares Annual Portfolio Operating Expenses(1) (as a percentage of average daily net assets)
Portfolio	Management Fee	Distribution (12b-1) Fee and Shareholder Services Fee	Admin. Services Fee	Other Expenses	Acquired (Underlying) Funds Fees and Expenses(2)	Total Operating Expenses	Waivers and Reimbursements(3)	Net Annual Operating Expenses
ING Index Solution 2055	0.10%	0.25%	0.02%	—	0.43%	0.80%	—	0.80%

  (1)  This table shows the estimated operating expenses for S Class shares of the Portfolio as a ratio of expenses to average daily net assets. Other expenses are estimated for the current fiscal year as the Portfolio had not commenced operations as of the date of this Prospectus.

  (2)  The Portfolio's Acquired (Underlying) Funds Fees and Expenses are estimated based on a weighted average of the fees and expenses of the Underlying Funds in which it intends to invest. The estimated amount of fees and expenses of the Underlying Funds borne by the Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio's fiscal year. Acquired (Underlying) Funds Fees are estimated for the current fiscal year as the Portfolio had not commenced operations as of the date of this Prospectus.

  (3)  DSL, the adviser to the Portfolio, has entered into a written expense limitation agreement with respect to the Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage commissions, extraordinary expenses, and Acquired (Underlying) Funds Fees and Expenses, subject to possible recoupment by DSL within three years. The amount of the Portfolio's expenses to be waived or reimbursed is shown under the heading Waivers and Reimbursements. The expense limitation agreement will continue through at least May 1, 2011. The expense limitation agreement is contractual and shall renew automatically for one-year terms after May 1, 2011 unless the Adviser provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then-current term or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the Company, upon at least 90 days written notice to the Portfolio's Adviser, DSL. For more information regarding the expense limitation agreement for the Portfolio, please see the Statement of Additional Information.

Example

The Example is intended to help you compare the cost of investing in S Class shares of the Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the S Class shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the S Class shares' net annual operating expenses remain the same. The Example does not reflect expenses which are, or may be, imposed by a Variable Contract that may use the Portfolio as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio	1 Year	3 Years
ING Index Solution 2055	$82	$255

5

MORE INFORMATION ON INVESTMENT STRATEGIES

>  More on the Asset Allocation Process

As described earlier in this Prospectus, the Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds, each of which is in the ING family of funds. DSL determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, DSL uses economic and statistical methods to determine the optimal allocation targets and ranges for the Portfolio and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following:

(i)    the investment objective of the Portfolio and each of the Underlying Funds;

(ii)  proprietary and third-party reports and analyses;

(iii)  the risk/return characteristics, relative performance, and volatility of the Underlying Funds;

(iv)  the correlation and covariance among the Underlying Funds;

(v)  the availability of new funds; and

(vi)  consideration of ING affiliated insurance companies' ability to hedge their risk in issuing guarantees on products offering guaranteed lifetime income or death benefits.

As market prices of the Underlying Funds' portfolio securities change, the Portfolio's actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. DSL will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolio and the Underlying Funds.

DSL may rebalance the Portfolio on a periodic basis to attain the Target Allocation investment allocations. In addition, variances from the targets will be monitored. When the Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio's current cash reserves, DSL may determine to purchase additional shares or redeem shares of the Underlying Funds. In making those purchases or redemptions, DSL will attempt to rebalance the Portfolio's holdings of the Underlying Funds to bring them more closely in line with the Portfolio's investment targets. If DSL believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

>  Investment Objectives, Main Investments and Risks of the Underlying Funds

The Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Portfolio invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the Portfolio with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled "More Information on Risks — Risks Associated with an Investment in the Underlying Funds" later in this Prospectus for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time the Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which of the Underlying Funds the Portfolio will be invested at any one time. As a result, the degree to which the Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolio has invested in the Underlying Fund.

6

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS

ING INTERNATIONAL INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of a widely accepted international index.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal market conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in a widely accepted international index; convertible securities that are convertible into stocks included in the index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the index or its components; and exchange-traded funds. The Portfolio currently invests principally in common stocks and employs a "passive management" approach designed to track the performance of the Morgan Stanley Capital-International Europe, Australasia and Far East® Index ("Index"), which is a market value-weighted index that reflects the performance of approximately 1,100 securities listed on the stock exchanges of Europe, Australasia and the Far East. Under normal conditions, the Portfolio invests all, or substantially all, of its assets in stocks and financial instruments that provide economic returns closely equivalent to the Index or its components. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio's cash position. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the Investment Company Act of 1940, as amended, the ("1940 Act") and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, derivatives, equity securities, foreign investment, index strategy, liquidity, market capitalization, other investment companies, price volatility and securities lending.

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Russell Top 200® Index ("Index").

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal market conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index, or its components; and exchange-traded funds. The Portfolio invests principally in common stocks and employs a "passive management" approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the 200 largest companies in the Russell 1000® Index, which together represent approximately 69% of the total market capitalization of the Russell 1000® Index. Under normal conditions the Portfolio invests all, or substantially all, of its assets in stocks and financial instruments that provide economic returns closely equivalent to the Index. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio's cash position. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, derivatives, equity securities, index strategy, liquidity, market capitalization, other investment companies, price volatility and securities lending.

7

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

ING RUSSELLTM MID CAP INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Russell Midcap® Index ("Index").

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in equity securities which are, at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. The Portfolio invests principally in common stocks and employs a "passive management" approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the 800 smaller companies in the Russell 1000® Index, which together represent approximately 31% of the total market capitalization of the Russell 1000® Index. The Portfolio attempts to replicate the index by investing all, or substantially all, of its assets in stocks that make up the Index. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio's cash position. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, derivatives, equity securities, index strategy, liquidity, mid-capitalization company, other investment companies, price volatility and securities lending.

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Russell 2000® Index ("Index").

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in equity securities of companies included in the Index; convertible securities that are convertible into common stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. The Portfolio invests principally in common stocks and employs a "passive management" approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which together represent approximately 10% of the total market capitalization of the Russell 3000® Index. Under normal conditions, the Portfolio invests all, or substantially all, of its assets in stocks and financial instruments that provide economic returns closely equivalent to the Index or its components. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio's cash position. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, derivatives, equity securities, index strategy, liquidity, other investment companies, price volatility, securities lending and small-capitalization company.

8

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

ING U.S. BOND INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Barclays Capital U.S. Aggregate Bond ("BCAB") Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index®).

Investment Adviser: ING Investments, LLC

Sub-Adviser: Neuberger Berman Fixed Income LLC

Main Investments: Under normal conditions the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in investment-grade debt securities, rated at least A by Moody's Investors Service, Inc. or rated at least A by Standard & Poor's Ratings Services, or of comparable quality if unrated which are at the time of purchase, included in the BCAB Index; derivatives whose economic returns are, by design closely equivalent to the returns of the BCAB Index or its components; and exchange-traded funds. The Portfolio invests principally in bonds and employs a "passive management" approach designed to track the performance of the BCAB Index, which is an unmanaged index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities. The Portfolio maintains a weighted average effective duration within one year on either side of the duration of the BCAB Index, which generally ranges between 3.5 and 6 years. The Portfolio attempts to replicate the Index by investing all, or substantially all, of its assets in stocks that make up the BCAB Index. The Portfolio will not hold all of the same debt securities as the BCAB Index. The Portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of debt securities in the BCAB Index and to provide fixed-income exposure to the Portfolio's cash position. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations and exemptive orders thereunder.

Main Risks: Credit, debt securities, derivatives, index strategy, interest rate, liquidity, mortgage-related securities, other investment companies, portfolio turnover, prepayment or call, price volatility, securities lending and U.S. government securities & obligations.

9

MORE INFORMATION ON RISKS

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending upon what it invests in and what strategies it uses. The following are some of the key risks you should know about before investing in the Portfolio:

>  Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. Furthermore, DSL's allocation of the Portfolio's assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in losses that could be severe. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

Assets will be allocated among asset classes and markets based on judgments made by DSL and the recommendations of the Consultant. There is a risk that the Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

>  Performance of the Underlying Funds Will Vary

The performance of the Portfolio depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

>  Temporary Defensive Positions

The Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect the Portfolio or an Underlying Fund. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While the Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. The Portfolio's or an Underlying Fund's defensive investment position may not be effective in protecting its value.

>  Conflict of Interest

In making decisions on the allocation of the assets of the Portfolio among the Underlying Funds, DSL is subject to several conflicts of interest because it serves as the investment adviser to the Portfolio, and it or an affiliate serves as investment adviser or sub-adviser to the Underlying Funds. These conflicts could arise because DSL or its affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with DSL, the entire advisory fee is retained by an ING company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of DSL, DSL may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to ING. Further, DSL may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, DSL or an affiliate. Therefore, DSL may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate or the interests of an Underlying Fund rather than a Portfolio.

DSL has informed the Trust's Board of Directors that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Portfolio is offered as investment options. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. DSL's investment decisions for the Portfolio, including its allocation decisions with respect to the Portfolio's Underlying Funds, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to Underlying Funds which invest primarily in fixed-income securities or in a more conservative or less volatile investment style may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company's risk from the lifetime income or death benefits, or may make it easier for the insurance company to manage its risk through the use of various hedging techniques. DSL has developed an investment process using an allocation committee which seeks to ensure that the Portfolio is managed in the best interest of its shareholders. Further, DSL has adopted various policies and procedures that are intended to identify, monitor and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that DSL's allocation decisions may be affected by its conflicts of interest.

10

RISKS ASSOCIATED WITH AN INVESTMENT IN THE UNDERLYING FUNDS

The Portfolio is also affected by other kinds of risks, depending on the types of securities held or the strategies used by the Underlying Funds, such as:

Asset Allocation Risk Certain of the Underlying Funds may allocate their investments between equity and fixed-income securities and among various segments of markets based on judgments made by a sub-adviser. An Underlying Fund that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Convertible Securities Risk Certain of the Underlying Funds may invest in convertible securities. The value of convertible securities may fall when interest rates rise and increase as interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk An Underlying Fund could lose money if a bond issuer is unable to make principal and interest payments when due. An Underlying Fund's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. An Underlying Fund's investment in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities involve credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

Debt Securities Risk The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities

Derivatives Risk Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Underlying Fund's investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Equity Securities Risk Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

Foreign Investment Risk Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and

11

Global Depositary Receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

Index Strategy Risk The Underlying Funds each use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between an Underlying Fund and the index performance may be affected by the Underlying Fund's expenses, and the timing of purchases and redemptions of the Underlying Fund's shares.

Interest Rate Risk The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investment by Funds-of-Funds Risk Each of the Underlying Funds' shares may be purchased by other investment companies, including the Portfolio and other funds-of-funds. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the Portfolio. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. DSL will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Underlying Funds and the funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act") or under the terms of an exemptive order granted by the SEC.

Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of an Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. Underlying Funds with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have greater exposure to liquidity risk.

Market and Company Risk The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which an Underlying Fund invests may still trail returns from the overall stock market.

Market Capitalization Risk Stocks fall into three broad market capitalization categories—large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Mid-Capitalization Company Risk Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

Other Investment Companies Risk The Portfolio and certain of the Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), PowerShares QQQTM ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general

12

market and/or economic conditions. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, the Portfolio and certain Underlying Funds may invest their assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). The Portfolio's or an Underlying Fund's purchase of shares of an ING Money Market Fund will result in the Portfolio or the Underlying Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Portfolio's or Underlying Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Portfolio or the Underlying Fund invests resulting from the Portfolio's or Underlying Fund's investment into the ING Money Market Fund.

Portfolio Turnover Risk Changes to the investments of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

Prepayment or Call Risk Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of an Underlying Fund because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that an Underlying Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If an Underlying Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause an Underlying Fund to lose a portion of its principal investment represented by the premium the Underlying Fund paid.

Price Volatility Risk The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Securities Lending Risk To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by the Underlying Fund's sub-adviser. When lending securities an Underlying Fund will receive cash or U.S. government securities as collateral. The Underlying Fund has retained its custodian to serve as its securities lending agent for these activities.

When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the Underlying Fund could incur losses in connection with the investment of such cash collateral, often referred to as "investment risk." The Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.

An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as "borrower default risk." In the event of a borrower default, the Underlying Fund will be protected to the extent the Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, the Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the Underlying Fund from losses resulting from borrower default.

Small-Capitalization Company Risk Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile than stocks of larger companies.

13

U.S. Government Securities & Obligations Risk Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

MANAGEMENT OF THE PORTFOLIO

Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio. DSL has overall responsibility for the management of the Portfolio. DSL oversees all investment advisory and portfolio management services for the Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

DSL is registered with the SEC as an investment adviser. DSL is an indirect wholly-owned subsidiary of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

As of September 30, 2009, DSL managed approximately $38.3 billion in registered investment company assets. The principal address of DSL is 1475 Dunwoody Drive, West Chester, Pennsylvania, 19380.

DSL will receive a management fee of 0.10%. Because the Portfolio had not commenced operations as of the fiscal year ended December 31, 2008, the management fee for the Portfolio reflects the current contract rate.

DSL acts as a "manager-of-managers" for the Portfolio. DSL may delegate to a sub-adviser the responsibility for investment management, subject to DSL's oversight. DSL would be responsible for monitoring the investment program and performance of any sub-adviser of the Portfolio.

From time to time, DSL may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Board. It is not expected that DSL would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. The Portfolio and DSL have received exemptive relief from the SEC to permit DSL, with the approval of the Board, to appoint additional non-affiliated sub-advisers or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio's shareholders. The Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of the Portfolio and its principal investment strategies may also change. DSL has not appointed, and does not intend to appoint, a sub-adviser for the Portfolio.

DSL is responsible for all of its own costs, including the costs of the Adviser's personnel required to carry out its investment advisory duties.

DSL, and not the Portfolio, pays the Consultant a consulting fee of 0.03% of the Portfolio's average daily net assets.

For information regarding the basis for the Board's approval of the investment advisory relationship, please refer to the Portfolio's semi-annual shareholder report to be dated June 30, 2010.

DSL may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected the Portfolio as an investment option under their Variable Contract or Qualified Plans. DSL has entered into service agreements with affiliated insurance companies, including: ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee up to an annual rate of 0.35%, computed based on assets attributable to contract holders and plan participants with interests in the Portfolio through these insurers or third-party administrators, for administrative services provided to the Portfolio.

>  Investment Committee

An Investment Committee of DSL reviews the allocation of Portfolio assets. The Investment Committee considers the quarterly and annual recommendations of the Consultant, reviews their basis for arriving at these recommendations, and approves the asset allocations for the Portfolio.The Investment Committee is responsible for the day-to-day management of the Portfolio. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. The

14

members of the Investment Committee are: William A. Evans, Heather Hackett and Paul Zemsky. William A. Evans, Heather Hackett and Paul Zemsky have been on the Investment Committee since the Portfolio's inception.

William A. Evans, CFA, Vice President, USFS Mutual Funds and Investment Products, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors from 1997 to 2002.

Heather Hackett has been with ING IM since 2005 and is primarily responsible for outcome oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a Portfolio Specialist supporting the International Equity and Asset Allocation teams. Most recently, Ms. Hackett was an analyst in the Consulting Group of Smith Barney. Earlier in her career, she was a registered associate with Schroder & Co.

Paul Zemsky is the head of ING's Multi-Asset Strategies & Solutions Group. Mr. Zemsky joined ING Investment Management Co. in 2005 as Head of Derivative Strategies. Prior to joining ING, Mr. Zemsky held a number of key positions at J.P. Morgan Investment Management where he worked for 18 years.

The Statement of Additional Information ("SAI") provides additional information about each Investment Committee member's compensation, other accounts overseen by each Investment Committee member and each Investment Committee member's ownership of securities in the Portfolio.

>  Information about the Consultant

The Consultant is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of DSL. Founded in 1972, the Consultant has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The Consultant offers clients a fully integrated strategic and tactical asset allocation service. The Consultant provides investment policy planning, development and implementation support; active asset allocation, which seeks to add a correlated source of incremental return, as well as to tactically manage risk, a systematic process which utilizes quantitative disciplines in support of the investment judgment of seasoned professionals; and a compelling value proposition with no hidden costs.

SHAREHOLDER INFORMATION

>  Portfolio Distribution

The Portfolio is distributed by ING Funds Distributor, LLC ("IFD" or "Distributor") a member of the Financial Industry Regulatory Authority ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA Regulation, Inc. at www.finra.org, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from FINRA Regulation, Inc.

>  Shareholder Service Fees and Distribution Plan Fees

The Company has adopted a Shareholder Servicing Plan ("Service Plan") for the ADV Class and S Class shares of the Portfolio. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to ADV Class or S Class shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its ADV Class and S Class shares, respectively.

The Company has adopted a Plan of Distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plan") for the ADV Class shares of the Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to the Portfolio's Distributor. The Distributor may pay, on behalf of the Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its ADV Class shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

>  How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolio's Service Plan and Rule 12b-1 Plan, the Portfolio's Adviser or Distributor (collectively, "ING"), out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio

15

available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

The distributing broker-dealer for the Portfolio is IFD. IFD has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, DSL has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio. Additionally, if a portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in a portfolio advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. Neither the Portfolio, the Adviser, nor the Distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

>  Combination with ING Index Solution Income Portfolio

When ING Index Solution 2055 Portfolio reaches its Target Date, it may be combined with ING Index Solution Income Portfolio, without a vote of shareholders, if the Board determines that combining the Portfolio with ING Index Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after the Portfolio's Target Date), the Portfolio will notify shareholders of the Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of the Portfolio will become shareholders of ING Index Solution Income Portfolio.

>  Net Asset Value

The net asset value ("NAV") per share for each class of the Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Portfolio is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's or Underlying Fund's NAV is not calculated. As a result, the NAV of the Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolio's or Underlying Fund's shares or when an investor will not be able to reallocate between investment options.

When market quotations are not available or are deemed unreliable, the sub-adviser to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Underlying Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades, likely could have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

•  Securities of an issuer that has entered into a restructuring;

•  Securities whose trading has been halted or suspended;

•  Fixed-income securities that have gone into default and for which there are not current market value quotations; and

•  Securities that are restricted as to transfer or resale.

16

Each sub-adviser to the Underlying Funds may rely on the recommendations of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The sub-adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Underlying Funds determine their NAV per share. Please refer to the prospectuses for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

When an insurance company or Qualified Plan buys shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When the Portfolio buys shares of the Underlying Funds, it will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

>  Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day's price, the order must be received by Market Close. The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

>  Purchase and Redemption of Shares

The Portfolio is available to serve as an investment option through Variable Contracts and Qualified Plans outside the separate account context. The Portfolio also may be made available to custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio and certain other management investment companies and other investors permitted under the federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Company's behalf.

The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service. However, it is possible that the interests of owners of Variable Contracts, or other permitted investors, for which the Portfolio serves as an investment option might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed DSL to monitor events to identify any material conflicts between Variable Contract owners, and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan, an investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

The Portfolio may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Portfolio to redeem those investments if the plan loses (or in the opinion of DSL, is at risk of losing) its Qualified Plan status.

>  Frequent Trading – Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as an investment option for the Variable Contracts issued by insurance companies, and as an investment option for the Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Portfolio's administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. With trading

17

information received as a result of these agreements, the Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediary will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interests of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of DSL or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.

Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing traders in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interests of the Portfolio's shareholders.

>  Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of the Portfolio's securities is available in the SAI. The Portfolio posts its portfolio holdings schedule on its website on a month-end basis. The portfolio holdings is available 10 calendar days following the end of the previous calendar month. The portfolio holdings schedule is as of the previous calendar month (e.g., the Portfolio will post the month end June 30 holdings on July 11). The Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date. The Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the next calendar month or until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.

>  Dividends and Capital Gains Distributions

Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio's dividends may constitute a return of capital.

>  Tax Matters

The Portfolio intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from

18

the Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their Variable Contracts for information regarding the tax consequences of purchasing a contract.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you. Please refer to the SAI for more information about the tax status of the Portfolio. You should consult the prospectus for the Variable Contracts and your tax adviser for information regarding taxes applicable to the Variable Contracts.

>  Reports to Shareholders

The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

19

FINANCIAL HIGHLIGHTS

Because the Portfolio had not commenced operations as of December 31, 2008, financial highlights are not available.

20

ING RussellTM Large Cap Index Portfolio, ING RussellTM Mid Cap Index Portfolio and ING RussellTM Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell"). Russell is not responsible for and has not reviewed ING RussellTM Large Cap Index Portfolio, ING RussellTM Mid Cap Index Portfolio or ING RussellTM Small Cap Index Portfolio nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABLILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

21

ING PARTNERS, INC.
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, AZ 85258

For investors who want more information about the Portfolio, the following documents are available free upon request:

•  Statement of Additional Information ("SAI"): The SAI, dated December 4, 2009, contains more detailed information about the Portfolio and is incorporated by reference into (made legally a part of) this prospectus.

•  Annual/Semi-Annual Shareholder Reports: Additional information about the Portfolio's investments will be available in the Portfolio's annual shareholder report to be dated December 31, 2009. In the Portfolio's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

For a free copy of the SAI or the Portfolio's annual and semi-annual shareholder reports call 1-800-262-3862, write to ING Partners, Inc., at the address listed above or visit our website at www.ingfunds.com.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolio. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C., 20549 or by electronic request at the following e-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

Investment Company Act File No. 811-8319

December 4, 2009  Prospectus — Initial Class ("I Class")

ING PARTNERS, INC.

This Prospectus is designed to help you make informed decisions about investments in the ING Index Solution 2055 Portfolio ("Portfolio"). The Portfolio seeks to achieve its investment objective by investing primarily in other ING mutual funds that are passively managed index funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Consult with your investment professional to determine if the Portfolio is best suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

•  ING Index Solution 2055 Portfolio

THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.

This Prospectus contains important information about investing in the I Class shares of the Portfolio. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolio will achieve its investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolio and be aware that any time you invest, there is a risk of loss of money.

>  ING Partners, Inc.

The Portfolio is a series of ING Partners, Inc. ("Company"). The Company is an open-end management investment company authorized to issue multiple series and classes of shares. Directed Services LLC ("DSL" or the "Adviser") serves as the investment adviser of the Portfolio. Not all of the Company's portfolios are offered in this Prospectus.

INTRODUCTION

>  An Introduction to the Index Solution Portfolio

The Portfolio is designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need their funds.

The Portfolio invests primarily in a universe of Underlying Funds that are passively managed index funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see the sections entitled "More Information on Investment Strategies" and "Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds" later in this Prospectus.

Although the Portfolio is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. Because the Portfolio will normally invest in a combination of equity and/or fixed-income funds, an investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives and other investments.

The Portfolio's shares may be offered to insurance company separate accounts that support variable annuity and variable life insurance contracts ("Variable Contracts"), qualified pension and retirement plans ("Qualified Plans") outside the variable contract context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio and certain other management investment companies.

>  Classes of Shares

The Portfolio's shares are classified into Adviser Class ("ADV Class"), Initial Class ("I Class"), Service Class ("S Class"), Service 2 Class ("Class S2") and Class T shares. The five classes of shares of the Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio. Only the I Class shares are offered in this Prospectus. I Class shares are not subject to any sales loads, servicing fees or Rule 12b-1 distribution fees.

>  An Introduction to the Asset Allocation Process

DSL is the investment adviser of the Portfolio.

ING Investment Management Co. ("Consultant") is a consultant to DSL. Both DSL and the Consultant are wholly-owned, indirect subsidiaries of ING Groep, N.V. ("ING Groep") (NYSE: ING). DSL and the Consultant, working together, have designed Target Date (as defined below) asset allocation funds called Index Solution Portfolios. DSL uses an asset allocation process to determine the Portfolio's investment mix. This asset allocation process can be described as follows:

1.   In the first stage, the mix of asset classes (i.e., stocks and fixed-income securities of various types) that is likely to produce the best return for the target level of volatility or risk underlying the Portfolio is estimated for the specified time horizon before retirement or specified financial goals date. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of asset classes as well as other financial variables deemed relevant by DSL. The mix of asset classes arrived at for the Portfolio is called the "Target Allocation." The Consultant will review the Target Allocation annually and make recommendations to the Adviser regarding changes as needed.

2.  The Consultant will also provide tactical allocation recommendations to DSL, to overweight certain sub-asset classes and style tilts within the Target Allocation, while underweighting other sub-asset classes. These recommendations are intended to be in response to changing market conditions, and to enable DSL to shift into those sub-asset classes that are expected to outperform under certain market conditions. DSL has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations

1

of the Consultant and will retain discretion over implementation of the Consultant's recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of DSL quarterly or as warranted by market conditions.

3.  The Target Allocation may be changed at any time by DSL. For ING Index Solution 2055 Portfolio, over time, the allocations within the Target Allocation will change at specific intervals to some predefined new Target Allocation that is intended to be more conservative (i.e., reduced allocations to equity securities). The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2055 ("Target Date"). The Target Date is the approximate year that an investor in the Portfolio would plan to draw down income from the Portfolio for retirement or other financial goals. The following glidepath illustrates how the Portfolio's Target Allocation is expected to become more conservative with lower percentages of equity securities and higher percentages of fixed-income securities over time toward the Portfolio's Target Date. As the Portfolio approaches its Target Date in 2055, the Portfolio's Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 30% equity securities and 70% fixed-income securities.

As the Portfolio's Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of drawing down income from their portfolio soon.

In summary, ING Index Solution 2055 Portfolio is designed for an investor who plans to withdraw the value of the investor's investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio's Target Allocation will change over time and is expected to produce stability of principal and reduced investment risk as the Portfolio approaches its Target Date.

Only ING Index Solution 2055 Portfolio is offered in this Prospectus.

The Investment Committee of DSL will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) or target allocations for the Portfolio, including determining the transition pattern of the Portfolios in a timely but reasonable manner based upon market conditions at the time. The predefined mixes will be reviewed annually and analyzed for consistency with current market conditions and industry trends in consultation with the Consultant.

The Portfolio's stated investment objective is not fundamental and may be changed by the Company's Board of Directors ("Board") without the approval of shareholders.

>  Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of the Portfolio. Reading the Prospectus will help you to decide whether the Portfolio is the right investment for you. You should keep this Prospectus for future reference.

2

ING INDEX SOLUTION 2055 PORTFOLIO

>  Investment Objective

Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds, which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds and other fixed income investments using asset allocation strategies designed for investors expecting to retire in 2055.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

Equity Securities	95%
Fixed-Income Securities	5%

The Portfolio may also invest in derivatives, including futures and swaps, other investment companies including exchange-traded funds ("EFTs"), and other securities to make tactical asset allocations, minimize risk and assist in managing cash. The Portfolio may hold cash and cash equivalents.

The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "Introduction — An Introduction to the Asset Allocation Process."

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio, even near, at or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Index Strategy Risk
Interest Rate Risk
Liquidity Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Prepayment Risk
Price Volatility Risk
Small-Capitalization Company Risk
U.S. Government Securities & Obligations Risk

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see the sections entitled "More Information on Investment Strategies", "Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds" and "More Information on Risks" later in this Prospectus.

>  Performance

Since the Portfolio had not commenced operations as of December 31, 2008, there is no annual performance information included in this Prospectus.

3

Portfolio Fees and Expenses

The tables that follow show the fees and expenses you pay if you buy and hold I Class shares of the Portfolio. Shareholders of the Portfolio will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of the Portfolio's assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and the Portfolio's allocation to that Underlying Fund, will vary from year to year, the fees and expenses paid by the Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Company and the Portfolio are not parties to your Variable Contract or Qualified Plan, but the Portfolio is merely an investment option made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolio are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The tables do not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of the Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) Not Applicable.

I Class Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) Fee and Shareholder Services Fee	Admin. Services Fee	Other Expenses	Acquired (Underlying) Funds Fees and Expenses(2)	Total Operating Expenses	Waivers and Reimbursements(3)	Net Annual Operating Expenses
ING Index Solution 2055	0.10%	—	0.02%	—	0.43%	0.55%	—	0.55%

(1)  This table shows the estimated operating expenses for I Class shares of the Portfolio as a ratio of expenses to average daily net assets. Other expenses are estimated for the current fiscal year as the Portfolio had not commenced operations as of the date of this Prospectus.

(2)  The Portfolio's Acquired (Underlying) Funds Fees and Expenses are estimated based on a weighted average of the fees and expenses of the Underlying Funds in which it intends to invest. The estimated amount of fees and expenses of the Underlying Funds borne by the Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio's fiscal year. Acquired (Underlying) Funds Fees are estimated for the current fiscal year as the Portfolio had not commenced operations as of the date of this Prospectus.

(3)  DSL, the adviser to the Portfolio, has entered into a written expense limitation agreement with respect to the Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage commissions, extraordinary expenses, and Acquired (Underlying) Funds Fees and Expenses subject to possible recoupment by DSL within three years. The amount of the Portfolio's expenses to be waived or reimbursed is shown under the heading Waivers and Reimbursements. The expense limitation agreement will continue through at least May 1, 2011. The expense limitation agreement is contractual and shall renew automatically for one-year terms after May 1, 2011 unless the Adviser provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the Company, upon at least 90 days written notice to the Portfolio's Adviser, DSL. For more information regarding the expense limitation agreement for the Portfolio, please see the Statement of Additional Information.

Example

The Example is intended to help you compare the cost of investing in I Class shares of the Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the I Class shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the I Class shares' net annual operating expenses remain the same. The Example does not reflect expenses which are, or may be, imposed by a Variable Contract that may use the Portfolio as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio	1 Year	3 Years
ING Index Solution 2055	$56	$176

4

MORE INFORMATION ON INVESTMENT STRATEGIES

>  More on the Asset Allocation Process

As described earlier in this Prospectus, the Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds, each of which is in the ING family of funds. DSL determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, DSL uses economic and statistical methods to determine the optimal allocation targets and ranges for the Portfolio and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following:

(i)    the investment objective of the Portfolio and each of the Underlying Funds;

(ii)  proprietary and third-party reports and analyses;

(iii)  the risk/return characteristics, relative performance, and volatility of the Underlying Funds;

(iv)  the correlation and covariance among the Underlying Funds;

(v)  the availability of new funds; and

(vi)  consideration of ING affiliated insurance companies' ability to hedge their risk in issuing guarantees on products offering guaranteed lifetime income or death benefits.

As market prices of the Underlying Funds' portfolio securities change, the Portfolio's actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. DSL will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolio and the Underlying Funds.

DSL may rebalance the Portfolio on a periodic basis to attain the Target Allocation investment allocations. In addition, variances from the targets will be monitored. When the Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio's current cash reserves, DSL may determine to purchase additional shares or redeem shares of the Underlying Funds. In making those purchases or redemptions, DSL will attempt to rebalance the Portfolio's holdings of the Underlying Funds to bring them more closely in line with the Portfolio's investment targets. If DSL believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

>  Investment Objectives, Main Investments and Risks of the Underlying Funds

The Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Portfolio invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the Portfolio with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled "More Information on Risks — Risks Associated with an Investment in the Underlying Funds" later in this Prospectus for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time the Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which of the Underlying Funds the Portfolio will be invested at any one time. As a result, the degree to which the Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolio has invested in the Underlying Fund.

5

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS

ING INTERNATIONAL INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of a widely accepted international index.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal market conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in a widely accepted international index; convertible securities that are convertible into stocks included in the index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the index or its components; and exchange-traded funds. The Portfolio currently invests principally in common stocks and employs a "passive management" approach designed to track the performance of the Morgan Stanley Capital International-Europe, Australasia and Far East® Index ("Index"), which is a market value-weighted index that reflects the performance of approximately 1,100 securities listed on the stock exchanges of Europe, Australasia and the Far East. Under normal circumstances, the Portfolio invests all, or substantially all, of its assets in stocks and financial instruments that provide economic returns closely equivalent to the Index or its components. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio's cash position. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the Investment Company Act of 1940, as amended, the ("1940 Act") and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, derivatives, equity securities, foreign investment, index strategy, liquidity, market capitalization, other investment companies, price volatility and securities lending.

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Russell Top 200® Index ("Index").

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal market conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index, or its components; and exchange-traded funds. The Portfolio invests principally in common stocks and employs a "passive management" approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the 200 largest companies in the Russell 1000® Index, which together represent approximately 69% of the total market capitalization of the Russell 1000® Index. Under normal conditions, the Portfolio invests all, or substantially all, of its assets in stocks and financial instruments that provide economic returns closely equivalent to the Index. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio's cash position. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, derivatives, equity securities, index strategy, liquidity, market capitalization, other investment companies, price volatility and securities lending.

6

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

ING RUSSELLTM MID CAP INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Russell Midcap® Index ("Index").

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in equity securities which are, at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. The Portfolio invests principally in common stocks and employs a "passive management" approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the 800 smaller companies in the Russell 1000® Index, which together represent approximately 31% of the total market capitalization of the Russell 1000® Index. The Portfolio attempts to replicate the index by investing all, or substantially all, of its assets in stocks that make up the Index. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio's cash position. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, derivatives, equity securities, index strategy, liquidity, mid-capitalization company, other investment companies, price volatility and securities lending.

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Russell 2000® Index ("Index").

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in equity securities of companies included in the Index; convertible securities that are convertible into common stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. The Portfolio invests principally in common stocks and employs a "passive management" approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which together represent approximately 10% of the total market capitalization of the Russell 3000® Index. Under normal conditions, the Portfolio invests all, or substantially all, of its assets in stocks and financial instruments that provide economic returns closely equivalent to the Index or its components. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio's cash position. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, derivatives, equity securities, index strategy, liquidity, other investment companies, price volatility, securities lending and small-capitalization company.

7

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

ING U.S. BOND INDEX® PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Barclays Capital U.S. Aggregate Bond ("BCAB") Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index®).

Investment Adviser: ING Investments, LLC

Sub-Adviser: Neuberger Berman Fixed Income LLC

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in investment-grade debt securities, rated at least A by Moody's Investors Service, Inc. or rated at least A by Standard & Poor's Ratings Services, or of comparable quality if unrated which are, at the time of purchase, included in the BCAB Index; derivatives whose economic returns are, by design closely equivalent to the returns of the BCAB Index or its components; and exchange-traded funds. The Portfolio invests principally in bonds and employs a "passive management" approach designed to track the performance of the BCAB Index, which is an unmanaged index of publicly issued investment-grade U.S. government, mortgage-backed, asset-backed and corporate debt securities. The Portfolio maintains a weighted average effective duration within one year on either side of the duration of the BCAB Index, which generally ranges between 3.5 and 6 years.The Portfolio attempts to replicate the Index by investing all, or substantially all, of its assets in stocks that make up the BCAB Index. The Portfolio will not hold all of the same debt securities as the BCAB Index. The Portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of debt securities in the BCAB Index and to provide fixed-income exposure to the Portfolio's cash position. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations and exemptive orders thereunder.

Main Risks: Credit, debt securities, derivatives, index strategy, interest rate, liquidity, mortgage-related securities, other investment companies, portfolio turnover, prepayment or call, price volatility, securities lending and U.S. government securities & obligations.

8

MORE INFORMATION ON RISKS

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending upon what it invests in and what strategies it uses. The following are some of the key risks you should know about before investing in the Portfolio:

>  Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. Furthermore, DSL's allocation of the Portfolio's assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in losses that could be severe. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

Assets will be allocated among asset classes and markets based on judgments made by DSL and the recommendations of the Consultant. There is a risk that the Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

>  Performance of the Underlying Funds Will Vary

The performance of the Portfolio depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

>  Temporary Defensive Positions

The Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect the Portfolio or an Underlying Fund. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While the Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. The Portfolio's or an Underlying Fund's defensive investment position may not be effective in protecting its value.

>  Conflict of Interest

In making decisions on the allocation of the assets of the Portfolio among the Underlying Funds, DSL is subject to several conflicts of interest because it serves as the investment adviser to the Portfolio, and it or an affiliate serves as investment adviser or sub-adviser to the Underlying Funds. These conflicts could arise because DSL or its affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with DSL, the entire advisory fee is retained by an ING company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of DSL, DSL may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to ING. Further, DSL may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, DSL or an affiliate. Therefore, DSL may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate or the interests of an Underlying Fund rather than a Portfolio.

DSL has informed the Trust's Board of Directors that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Portfolio is offered as investment options. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. DSL's investment decisions for the Portfolio, including its allocation decisions with respect to the Portfolio's Underlying Funds, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to Underlying Funds which invest primarily in fixed-income securities or in a more conservative or less volatile investment style may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company's risk from the lifetime income or death benefits, or may make it easier for the insurance company to manage its risk through the use of various hedging techniques. DSL has developed an investment process using an allocation committee which seeks to ensure that the Portfolio is managed in the best interest of its shareholders. Further, DSL has adopted various policies and procedures that are intended to identify, monitor and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that DSL's allocation decisions may be affected by its conflicts of interest.

9

RISKS ASSOCIATED WITH AN INVESTMENT IN THE UNDERLYING FUNDS

The Portfolio is also affected by other kinds of risks, depending on the types of securities held or the strategies used by the Underlying Funds, such as:

Asset Allocation Risk Certain of the Underlying Funds may allocate their investments between equity and fixed-income securities and among various segments of markets based on judgments made by a sub-adviser. An Underlying Fund that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Convertible Securities Risk Certain of the Underlying Funds may invest in convertible securities. The value of convertible securities may fall when interest rates rise and increase as interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk An Underlying Fund could lose money if a bond issuer is unable to make principal and interest payments when due. An Underlying Fund's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. An Underlying Fund's investment in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities involve credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

Debt Securities Risk The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Derivatives Risk Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Underlying Fund's investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Equity Securities Risk Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

Foreign Investment Risk Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American Depositary Receipts ("ADRs"), European Depositary Receipts

10

("EDRs"), and Global Depositary Receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

Index Strategy Risk The Underlying Funds each use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between an Underlying Fund and the index performance may be affected by the Underlying Fund's expenses, and the timing of purchases and redemptions of the Underlying Fund's shares.

Interest Rate Risk The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investment by Funds-of-Funds Risk Each of the Underlying Funds' shares may be purchased by other investment companies, including the Portfolio and other funds-of-funds. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the Portfolio. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. DSL will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Underlying Funds and the funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act") or under the terms of an exemptive order granted by the SEC.

Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of an Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. Underlying Funds with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have greater exposure to liquidity risk.

Market and Company Risk The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which an Underlying Fund invests may still trail returns from the overall stock market.

Market Capitalization Risk Stocks fall into three broad market capitalization categories — large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Mid-Capitalization Company Risk Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

Other Investment Companies Risk The Portfolio and certain of the Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), PowerShares QQQTM ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares").

11

The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained; or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, the Portfolio and certain Underlying Funds may invest their assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). The Portfolio's or an Underlying Fund's purchase of shares of an ING Money Market Fund will result in the Portfolio or the Underlying Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Portfolio's or Underlying Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Portfolio or the Underlying Fund invests resulting from the Portfolio's or Underlying Fund's investment into the ING Money Market Fund.

Portfolio Turnover Risk Changes to the investments of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

Prepayment or Call Risk Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of an Underlying Fund because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that an Underlying Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If an Underlying Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause an Underlying Fund to lose a portion of its principal investment represented by the premium the Underlying Fund paid.

Price Volatility Risk The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Securities Lending Risk To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by the Underlying Fund's sub-adviser. When lending securities an Underlying Fund will receive cash or U.S. government securities as collateral. The Underlying Fund has retained its custodian to serve as its securities lending agent for these activities.

When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the Underlying Fund could incur losses in connection with the investment of such cash collateral, often referred to as "investment risk." The Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.

An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as "borrower default risk." In the event of a borrower default, the Underlying Fund will be protected to the extent the Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, the Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the Underlying Fund from losses resulting from borrower default.

Small-Capitalization Company Risk Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile than stocks of larger companies.

12

U.S. Government Securities & Obligations Risk Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

MANAGEMENT OF THE PORTFOLIO

Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio. DSL has overall responsibility for the management of the Portfolio. DSL oversees all investment advisory and portfolio management services for the Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

DSL is registered with the SEC as an investment adviser. DSL is an indirect wholly-owned subsidiary of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

As of September 30, 2009, DSL managed approximately $38.3 billion in registered investment company assets. The principal address of DSL is 1475 Dunwoody Drive, West Chester, Pennsylvania, 19380.

DSL will receive a management fee of 0.10%. Because the Portfolio had not commenced operations as of the fiscal year ended December 31, 2008, the management fee for the Portfolio reflects the current contract rate.

DSL acts as a "manager-of-managers" for the Portfolio. DSL may delegate to a sub-adviser the responsibility for investment management, subject to DSL's oversight. DSL would be responsible for monitoring the investment program and performance of any sub-adviser of the Portfolio.

From time to time, DSL may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Board. It is not expected that DSL would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. The Portfolio and DSL have received exemptive relief from the SEC to permit DSL, with the approval of the Board, to appoint additional non-affiliated sub-advisers or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio's shareholders. The Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of the Portfolio and its principal investment strategies may also change. DSL has not appointed, and does not intend to appoint, a sub-adviser for the Portfolio.

DSL is responsible for all of its own costs, including the costs of the Adviser's personnel required to carry out its investment advisory duties.

DSL, and not the Portfolio, pays the Consultant a consulting fee of 0.03% of the Portfolio's average daily net assets.

For information regarding the basis for the Board's approval of the investment advisory relationship, please refer to the Portfolio's semi-annual shareholder report to be dated June 30, 2010.

DSL may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected the Portfolio as an investment option under their Variable Contract or Qualified Plans. DSL has entered into service agreements with affiliated insurance companies, including: ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee up to an annual rate of 0.35%, computed based on assets attributable to contract holders and plan participants with interests in the Portfolio through these insurers or third-party administrators, for administrative services provided to the Portfolio.

>  Investment Committee

An Investment Committee of DSL reviews the allocation of Portfolio assets. The Investment Committee considers the quarterly and annual recommendations of the Consultant, reviews their basis for arriving at these recommendations, and approves the asset allocations for the Portfolio.The Investment Committee is responsible for the day-to-day management of the Portfolio. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. The

13

members of the Investment Committee are: William A. Evans, Heather Hackett and Paul Zemsky. William A. Evans, Heather Hackett and Paul Zemsky have been on the Investment Committee since the Portfolio's inception.

William A. Evans, CFA, Vice President, USFS Mutual Funds and Investment Products, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors from 1997 to 2002.

Heather Hackett has been with ING IM since 2005 and is primarily responsible for outcome oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a Portfolio Specialist supporting the International Equity and Asset Allocation teams. Most recently, Ms. Hackett was an analyst in the Consulting Group of Smith Barney. Earlier in her career, she was a registered associate with Schroder & Co.

Paul Zemsky is the head of ING's Multi-Asset Strategies & Solutions Group. Mr. Zemsky joined ING Investment Management Co. in 2005 as Head of Derivative Strategies. Prior to joining ING, Mr. Zemsky held a number of key positions at J.P. Morgan Investment Management where he worked for 18 years.

The Statement of Additional Information ("SAI") provides additional information about each Investment Committee member's compensation, other accounts overseen by each Investment Committee member and each Investment Committee member's ownership of securities in the Portfolio.

>  Information about the Consultant

The Consultant is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of DSL. Founded in 1972, the Consultant has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The Consultant offers clients a fully integrated strategic and tactical asset allocation service. The Consultant provides investment policy planning, development and implementation support; active asset allocation, which seeks to add a correlated source of incremental return, as well as to tactically manage risk, a systematic process which utilizes quantitative disciplines in support of the investment judgment of seasoned professionals; and a compelling value proposition with no hidden costs.

SHAREHOLDER INFORMATION

>  Portfolio Distribution

The Portfolio is distributed by ING Funds Distributor, LLC ("IFD" or "Distributor") a member of the Financial Industry Regulatory Authority ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA Regulation, Inc. at www.finra.org, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from FINRA Regulation, Inc.

>  How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. The Portfolio's Adviser or Distributor (collectively, "ING"), out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

The distributing broker-dealer for the Portfolio is IFD. IFD has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, DSL has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio. Additionally, if a portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in a portfolio advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. Neither the Portfolio, the Adviser, nor the Distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

14

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

>  Combination with ING Index Solution Income Portfolio

When ING Index Solution 2055 Portfolio reaches its Target Date, it may be combined with ING Index Solution Income Portfolio, without a vote of shareholders, if the Board determines that combining the Portfolio with ING Index Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after the Portfolio's Target Date), the Portfolio will notify shareholders of the Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of the Portfolio will become shareholders of ING Index Solution Income Portfolio.

>  Net Asset Value

The net asset value ("NAV") per share for each class of the Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Portfolio is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's or Underlying Fund's NAV is not calculated. As a result, the NAV of the Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolio's or Underlying Fund's shares or when an investor will not be able to reallocate between investment options.

When market quotations are not available or are deemed unreliable, the sub-adviser to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Underlying Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades, likely could have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

•  Securities of an issuer that has entered into a restructuring;

•  Securities whose trading has been halted or suspended;

•  Fixed-income securities that have gone into default and for which there are not current market value quotations; and

•  Securities that are restricted as to transfer or resale.

Each sub-adviser to the Underlying Funds may rely on the recommendations of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The sub-adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Underlying Funds determine their NAV per share. Please refer to the prospectuses for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

When an insurance company or Qualified Plan buys shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When the Portfolio buys shares of the Underlying Funds, it will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

>  Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day's price, the order must be received by Market Close. The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

15

>  Purchase and Redemption of Shares

The Portfolio is available to serve as an investment option through Variable Contracts and Qualified Plans outside the separate account context. The Portfolio also may be made available to custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio's and certain other management investment companies and other investors permitted under the federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Company's behalf.

The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service. However, it is possible that the interests of owners of Variable Contracts, or other permitted investors, for which the Portfolio serves as an investment option might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed DSL to monitor events to identify any material conflicts between Variable Contract owners, and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan, an investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

The Portfolio may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Portfolio to redeem those investments if the plan loses (or in the opinion of DSL, is at risk of losing) its Qualified Plan status.

>  Frequent Trading – Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as an investment option for the Variable Contracts issued by insurance companies, and as an investment option for the Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Portfolio's administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediary will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interests of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of DSL or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.

Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often

16

referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Index Solution Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing traders in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interests of the Portfolio's shareholders.

>  Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of the Index Solution Portfolios' securities is available in the SAI. The Portfolio posts its portfolio holdings schedule on its website on a month-end basis. The portfolio holdings is available 10 calendar days following the end of the previous calendar month. The portfolio holdings schedule is as of the previous calendar month (e.g., the Portfolio will post the month end June 30 holdings on July 11). The Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date. The Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the next calendar month or until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.

>  Dividends and Capital Gains Distributions

Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio's dividends may constitute a return of capital.

>  Tax Matters

The Portfolio intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their Variable Contracts for information regarding the tax consequences of purchasing a contract.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you. Please refer to the SAI for more information about the tax status of the Portfolio. You should consult the prospectus for the Variable Contracts and your tax adviser for information regarding taxes applicable to the Variable Contracts.

>  Reports to Shareholders

The fiscal year of the Portfolio ends on December 31.The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

17

FINANCIAL HIGHLIGHTS

Because the Portfolio had not commenced operations as of December 31, 2008, financial highlights are not available.

18

ING RussellTM Large Cap Index Portfolio, ING RussellTM Mid Cap Index Portfolio and ING RussellTM Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell"). Russell is not responsible for and has not reviewed ING RussellTM Large Cap Index Portfolio, ING RussellTM Mid Cap Index Portfolio or ING RussellTM Small Cap Index Portfolio nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABLILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

19

ING PARTNERS, INC.
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, AZ 85258

For investors who want more information about the Portfolio, the following documents are available free upon request:

•  Statement of Additional Information ("SAI"): The SAI, dated December 4, 2009, contains more detailed information about the Portfolio and is incorporated by reference into (made legally a part of) this prospectus.

•  Annual/Semi-Annual Shareholder Reports: Additional information about the Portfolio's investments will be available in the Portfolio's annual shareholder report to be dated December 31, 2009. In the Portfolio's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

For a free copy of the SAI or the Portfolio's annual and semi-annual shareholder reports call 1-800-262-3862, write to ING Partners, Inc., at the address listed above or visit our website at www.ingfunds.com.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolio. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C., 20549 or by electronic request at the following e-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

Investment Company Act File No. 811-8319

December 4, 2009  Prospectus — Service 2 Class ("Class S2")

ING PARTNERS, INC.

This Prospectus is designed to help you make informed decisions about investments in the ING Index Solution 2055 Portfolio ("Portfolio"). The Portfolio seeks to achieve its investment objective by investing primarily in other ING mutual funds that are passively managed index funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Consult with your investment professional to determine if the Portfolio is best suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

•  ING Index Solution 2055 Portfolio

THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.

This Prospectus contains important information about investing in the Class S2 shares of the Portfolio. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolio will achieve its investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolio and be aware that any time you invest, there is a risk of loss of money.

>  ING Partners, Inc.

The Portfolio is a series of ING Partners, Inc. ("Company"). The Company is an open-end management investment company authorized to issue multiple series and classes of shares. Directed Services LLC ("DSL" or the "Adviser") serves as the investment adviser to the Portfolio. Not all of the Company's portfolios are offered in this Prospectus.

INTRODUCTION

>  An Introduction to the Portfolio

The Portfolio is designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need their funds.

The Portfolio invests primarily in a universe of Underlying Funds that are passively managed index funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see the sections entitled "More Information on Investment Strategies," "Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds" later in this Prospectus.

Although the Portfolio is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. Because the Portfolio will normally invest in a combination of equity and/or fixed-income funds, an investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives and other investments.

The Portfolio's shares may be offered to insurance company separate accounts that support variable annuity and variable life insurance contracts ("Variable Contracts"), qualified pension and retirement plans ("Qualified Plans") outside the variable contract context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio and certain other management investment companies.

>  Classes of Shares

The Portfolio's shares are classified into Adviser Class ("ADV Class"), Initial Class ("I Class"), Service Class ("S Class"), Service 2 Class ("Class S2") and Class T shares. The five classes of shares of the Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio. Only the Class S2 shares are offered in this Prospectus. Class S2 shares are not subject to any sales loads.

>  An Introduction to the Asset Allocation Process

DSL is the investment adviser of the Portfolio.

ING Investment Management Co. ("Consultant") is a consultant to DSL. Both DSL and the Consultant are wholly-owned, indirect subsidiaries of ING Groep, N.V. ("ING Groep") (NYSE: ING). DSL and the Consultant, working together, have designed Target Date (as defined below) asset allocation funds called Index Solution Portfolios. DSL uses an asset allocation process to determine the Portfolio's investment mix. This asset allocation process can be described as follows:

1.   In the first stage, the mix of asset classes (i.e., stocks and fixed-income securities of various types) that is likely to produce the best return for the target level of volatility or risk underlying the Portfolio is estimated for the specified time horizon before retirement or specified financial goals date. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of asset classes as well as other financial variables deemed to be relevant by DSL. The mix of asset classes arrived at for the Portfolio is called the "Target Allocation." The Consultant will review the Target Allocation annually and make recommendations to the Adviser regarding changes as needed.

2.  The Consultant will also provide tactical allocation recommendations to DSL, to overweight certain sub-asset classes and style tilts within the Target Allocation, while underweighting other sub-asset classes. These recommendations are intended to be in response to changing market conditions, and to enable DSL to shift into those sub-asset classes that are expected to outperform under certain market conditions. DSL has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant and will retain discretion over implementation of the Consultant's recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of DSL quarterly or as warranted by market conditions.

1

3.  The Target Allocation may be changed at any time by DSL. For ING Index Solution 2055 Portfolio, over time, the allocations within the Target Allocation will change at specific intervals to some predefined new Target Allocation that is intended to be more conservative (i.e., reduced allocations to equity securities). The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2055 ("Target Date"). The Target Date is the approximate year that an investor in the Portfolio would plan to draw down income from the Portfolio for retirement or other financial goals. The following glidepath illustrates how the Portfolio's Target Allocation is expected to become more conservative with lower percentages of equity securities and higher percentages of fixed-income securities over time toward the Portfolio's Target Date. As the Portfolio approaches its Target Date in 2055, the Portfolio's Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 30% equity securities and 70% fixed-income securities.

As the Portfolio's Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of drawing down income from their portfolio soon.

In summary, ING Index Solution 2055 Portfolio is designed for an investor who plans to withdraw the value of the investor's investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio's Target Allocation will change over time and is expected to produce stability of principal and reduced investment risk as the Portfolio approaches its Target Date.

Only ING Index Solution 2055 Portfolio is offered in this Prospectus.

The Investment Committee of DSL will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) or target allocations for the Portfolio, including determining the transition pattern of the Portfolios in a timely but reasonable manner based upon market conditions at the time. The predefined mixes will be reviewed annually and analyzed for consistency with current market conditions and industry trends in consultation with the Consultant.

The Portfolio's stated investment objective is not fundamental and may be changed by the Company's Board of Directors ("Board") without the approval of shareholders.

>  Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of the Portfolio. Reading the Prospectus will help you to decide whether the Portfolio is the right investment for you. You should keep this Prospectus for future reference.

2

ING INDEX SOLUTION 2055 PORTFOLIO

>  Investment Objective

Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds, which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds and other fixed income investments using asset allocation strategies designed for investors expecting to retire in 2055.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

Equity Securities	95%
Fixed-Income Securities	5%

The Portfolio may also invest in derivatives, including futures and swaps, other investment companies including exchange-traded funds ("EFTs"), and other securities to make tactical asset allocations, minimize risk and assist in managing cash. The Portfolio may hold cash and cash equivalents.

The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "Introduction — An Introduction to the Asset Allocation Process."

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio, even near, at or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Index Strategy Risk
Interest Rate Risk
Liquidity Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Prepayment Risk
Price Volatility Risk
Small-Capitalization Company Risk
U.S. Government Securities & Obligations Risk

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see the sections entitled "More Information on Investment Strategies," "Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds" and "More Information on Risks" later this Prospectus.

>  Performance

Since the Portfolio had not commenced operations as of December 31, 2008, there is no annual performance information included in this Prospectus.

3

Portfolio Fees and Expenses

The tables that follow show the fees and expenses you pay if you buy and hold Class S2 shares of the Portfolio. Shareholders of the Portfolio will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of the Portfolio's assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and the Portfolio's allocation to that Underlying Fund, will vary from year to year, the fees and expenses paid by the Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Company and the Portfolio are not parties to your Variable Contract or Qualified Plan, but the Portfolio is merely an investment option made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolio are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The tables do not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of the Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) Not Applicable.

Class S2 Shares Annual Portfolio Operating Expenses(1) (as a percentage of average daily net assets)
Portfolio	Management Fee	Distribution (12b-1) Fee and Shareholder Services Fee(2)	Admin. Services Fee	Other Expenses	Acquired (Underlying) Funds Fees and Expenses(3)	Total Operating Expenses	Waivers and Reimbursements(4)	Net Annual Operating Expenses
ING Index Solution 2055	0.10%	0.50%	0.02%	—	0.43%	1.05%	(0.10)%	0.95%

(1)  This table shows the estimated operating expenses for Class S2 shares of the Portfolio as a ratio of expenses to average daily net assets. Other expenses are estimated for the current fiscal year as the Portfolio had not commenced operations as of the date of this Prospectus.

(2)  Class S2 shares of the Portfolio pays an annual distribution fee of 0.25% and an annual shareholder services fee of 0.25% of its average daily net assets. ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio, so that the actual fee paid by the Portfolio is an annual rate of 0.15%. Absent this waiver, the distribution fee is 0.25% of net assets. The expense waiver will continue through at least May 1, 2011. There is no guarantee that this waiver will continue after this date.

(3)  The Portfolio's Acquired (Underlying) Funds Fees and Expenses are estimated based on a weighted average of the fees and expenses of the Underlying Funds in which it intends to invest. The estimated amount of fees and expenses of the Underlying Funds borne by the Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio's fiscal year. Acquired (Underlying) Funds Fees are estimated for the current fiscal year as the Portfolio had not commenced operations as of the date of this Prospectus.

(4)  DSL, the adviser to the Portfolio, has entered into a written expense limitation agreement with respect to the Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage commissions, extraordinary expenses, and Acquired (Underlying) Funds Fees and Expenses, subject to possible recoupment by DSL within three years. The amount of the Portfolio's expenses to be waived or reimbursed is shown under the heading Waivers and Reimbursements. This amount also includes the 0.10% distribution (12b-1) fee waiver which footnote (2) explains in more detail. The expense limitation agreement will continue through at least May 1, 2011. The expense limitation agreement is contractual and shall renew automatically for one-year terms after May 1, 2011 unless the Adviser provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then-current term or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the Company, upon at least 90 days written notice to the Portfolio's Adviser, DSL. For more information regarding the expense limitation agreement for the Portfolio, please see the Statement of Additional Information.

Example

The Example is intended to help you compare the cost of investing in Class S2 shares of the Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class S2 shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Class S2 shares' net annual operating expenses remain the same. The Example does not reflect expenses which are, or may be, imposed by a Variable Contract that may use the Portfolio as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio(1)	1 Year	3 Years
ING Index Solution 2055	$97	$324

(1)  The examples reflect the expense limitation agreement/waivers for the one-year period and the first year of the three-year period.

4

MORE INFORMATION ON INVESTMENT STRATEGIES

>  More on the Asset Allocation Process

As described earlier in this Prospectus, the Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds, each of which is in the ING family of funds. DSL determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, DSL uses economic and statistical methods to determine the optimal allocation targets and ranges for the Portfolio and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following:

(i)    the investment objective of the Portfolio and each of the Underlying Funds;

(ii)  proprietary and third-party reports and analyses;

(iii)  the risk/return characteristics, relative performance, and volatility of the Underlying Funds;

(iv)  the correlation and covariance among the Underlying Funds;

(v)  the availability of new funds; and

(vi)  consideration of ING affiliated insurance companies' ability to hedge their risk in issuing guarantees on products offering guaranteed lifetime income or death benefits.

As market prices of the Underlying Funds' portfolio securities change, the Portfolio's actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. DSL will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolio and the Underlying Funds.

DSL may rebalance the Portfolio on a periodic basis to attain the Target Allocation investment allocations. In addition, variances from the targets will be monitored. When the Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio's current cash reserves, DSL may determine to purchase additional shares or redeem shares of the Underlying Funds. In making those purchases or redemptions, DSL will attempt to rebalance the Portfolio's holdings of the Underlying Funds to bring them more closely in line with the Portfolio's investment targets. If DSL believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

>  Investment Objectives, Main Investments and Risks of the Underlying Funds

The Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Portfolio invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the Portfolio with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled "More Information on Risks — Risks Associated with an Investment in the Underlying Funds" later in this Prospectus for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time the Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which of the Underlying Funds the Portfolio will be invested at any one time. As a result, the degree to which the Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolio has invested in the Underlying Fund.

5

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS

ING INTERNATIONAL INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of a widely accepted international index.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal market conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in equity securities of companies included in a widely accepted international index; convertible securities that are convertible into stocks included in the index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the index or its components; and exchange-traded funds. The Portfolio currently invests principally in common stocks and employs a "passive management" approach designed to track the performance of the Morgan Stanley Capital International-Europe, Australasia and Far East® Index ("Index"), which is a market value-weighted index that reflects the performance of approximately 1,100 securities listed on the stock exchanges of Europe, Australasia and the Far East. Under normal conditions, the Portfolio invests all, or substantially all, of its assets in stocks and financial instruments that provide economic returns closely equivalent to the Index or its components. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio's cash position. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the Investment Company Act of 1940, as amended, the ("1940 Act") and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, derivatives, equity securities, foreign investment, index strategy, liquidity, market capitalization, other investment companies, price volatility and securities lending.

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Russell Top 200® Index ("Index").

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal market conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. The Portfolio invests principally in common stocks and employs a "passive management" approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the 200 largest companies in the Russell 1000® Index, which together represent approximately 69% of the total market capitalization of the Russell 1000® Index. Under normal conditions, the Portfolio invests all, or substantially all, of its assets in stocks and financial instruments that provide economic returns closely equivalent to the Index. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio's cash position. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, derivatives, equity securities, index strategy, liquidity, market capitalization, other investment companies, price volatility and securities lending.

6

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

ING RUSSELLTM MID CAP INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Russell Midcap® Index ("Index").

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in equity securities which are, at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. The Portfolio invests principally in common stocks and employs a "passive management" approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the 800 smaller companies in the Russell 1000® Index, which together represent approximately 31% of the total market capitalization of the Russell 1000® Index. The Portfolio attempts to replicate the index by investing all, or substantially all, of its assets in stocks that make up the Index. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio's cash position. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, derivatives, equity securities, index strategy, liquidity, mid-capitalization company, other investment companies, price volatility and securities lending.

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Russell 2000® Index ("Index").

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in equity securities of companies included in the Index; convertible securities that are convertible into common stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. The Portfolio invests principally in common stocks and employs a "passive management" approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which together represent approximately 10% of the total market capitalization of the Russell 3000® Index. Under normal conditions, the Portfolio invests all, or substantially all, of its assets in stocks and financial instruments that provide economic returns closely equivalent to the Index or its components. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio's cash position. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, derivatives, equity securities, index strategy, liquidity, other investment companies, price volatility, securities lending and small-capitalization company.

7

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

ING U.S. BOND INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Barclays Capital U.S. Aggregate Bond ("BCAB") Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index®).

Investment Adviser: ING Investments, LLC

Sub-Adviser: Neuberger Berman Fixed Income LLC

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in investment-grade debt securities, rated at least A by Moody's Investors Service, Inc. or rated at least A by Standard & Poor's Ratings Services, or of comparable quality if unrated which are, at the time of purchase, included in the BCAB Index; derivatives whose economic returns are, by design closely equivalent to the returns of the BCAB Index or its components; and exchange-traded funds. The Portfolio invests principally in bonds and employs a "passive management" approach designed to track the performance of the BCAB Index, which is an unmanaged index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities. The Portfolio maintains a weighted average effective duration within one year on either side of the duration of the BCAB Index, which generally ranges between 3.5 and 6 years. The Portfolio attempts to replicate the Index by investing all, or substantially all, of its assets in stocks that make up the BCAB Index. The Portfolio will not hold all of the same debt securities as the BCAB Index. The Portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of debt securities in the BCAB Index and to provide fixed-income exposure to the Portfolio's cash position. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations and exemptive orders thereunder.

Main Risks: Credit, debt securities, derivatives, index strategy, interest rate, liquidity, mortgage-related securities, other investment companies, portfolio turnover, prepayment or call, price volatility, securities lending and U.S. government securities & obligations.

8

MORE INFORMATION ON RISKS

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending upon what it invests in and what strategies it uses. The following are some of the key risks you should know about before investing in the Portfolio:

>  Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. Furthermore, DSL's allocation of the Portfolio's assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in losses that could be severe. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

Assets will be allocated among asset classes and markets based on judgments made by DSL and the recommendations of the Consultant. There is a risk that the Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

>  Performance of the Underlying Funds Will Vary

The performance of the Portfolio depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

>  Temporary Defensive Positions

The Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect the Portfolio or an Underlying Fund. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While the Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. The Portfolio's or an Underlying Fund's defensive investment position may not be effective in protecting its value.

>  Conflict of Interest

In making decisions on the allocation of the assets of the Portfolio among the Underlying Funds, DSL is subject to several conflicts of interest because it serves as the investment adviser to the Portfolio, and it or an affiliate serves as investment adviser or sub-adviser to the Underlying Funds. These conflicts could arise because DSL or its affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with DSL, the entire advisory fee is retained by an ING company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of DSL, DSL may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to ING. Further, DSL may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, DSL or an affiliate. Therefore, DSL may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate or the interests of an Underlying Fund rather than a Portfolio.

DSL has informed the Trust's Board of Directors that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Portfolio is offered as investment options. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. DSL's investment decisions for the Portfolio, including its allocation decisions with respect to the Portfolio's Underlying Funds, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to Underlying Funds which invest primarily in fixed-income securities or in a more conservative or less volatile investment style may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company's risk from the lifetime income or death benefits, or may make it easier for the insurance company to manage its risk through the use of various hedging techniques. DSL has developed an investment process using an allocation committee which seeks to ensure that the Portfolio is managed in the best interest of its shareholders. Further, DSL has adopted various policies and procedures that are intended to identify, monitor and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that DSL's allocation decisions may be affected by its conflicts of interest.

9

RISKS ASSOCIATED WITH AN INVESTMENT IN THE UNDERLYING FUNDS

The Portfolio is also affected by other kinds of risks, depending on the types of securities held or the strategies used by the Underlying Funds, such as:

Asset Allocation Risk Certain of the Underlying Funds may allocate their investments between equity and fixed-income securities and among various segments of markets based on judgments made by a sub-adviser. An Underlying Fund that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Convertible Securities Risk Certain of the Underlying Funds may invest in convertible securities. The value of convertible securities may fall when interest rates rise and increase as interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk An Underlying Fund could lose money if a bond issuer is unable to make principal and interest payments when due. An Underlying Fund's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. An Underlying Fund's investment in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities involve credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

Debt Securities Risk The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Derivatives Risk Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Underlying Fund's investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Equity Securities Risk Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

Foreign Investment Risk Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs

10

of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

Index Strategy Risk The Underlying Funds each use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between an Underlying Fund and the index performance may be affected by the Underlying Fund's expenses, and the timing of purchases and redemptions of the Underlying Fund's shares.

Interest Rate Risk The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investment by Funds-of-Funds Risk Each of the Underlying Funds' shares may be purchased by other investment companies, including the Portfolio and other funds-of-funds. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the Portfolio. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. DSL will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Underlying Funds and the funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act") or under the terms of an exemptive order granted by the SEC.

Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of an Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. Underlying Funds with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have greater exposure to liquidity risk.

Market and Company Risk The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which an Underlying Fund invests may still trail returns from the overall stock market.

Market Capitalization Risk Stocks fall into three broad market capitalization categories — large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Mid-Capitalization Company Risk Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

Other Investment Companies Risk The Portfolio and certain of the Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide

11

investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), PowerShares QQQTM ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, the Portfolio and certain Underlying Funds may invest their assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). The Portfolio's or an Underlying Fund's purchase of shares of an ING Money Market Fund will result in the Portfolio or the Underlying Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Portfolio's or Underlying Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Portfolio or the Underlying Fund invests resulting from the Portfolio's or Underlying Fund's investment into the ING Money Market Fund.

Portfolio Turnover Risk Changes to the investments of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

Prepayment or Call Risk Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of an Underlying Fund because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that an Underlying Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If an Underlying Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause an Underlying Fund to lose a portion of its principal investment represented by the premium the Underlying Fund paid.

Price Volatility Risk The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Securities Lending Risk To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by the Underlying Fund's sub-adviser. When lending securities an Underlying Fund will receive cash or U.S. government securities as collateral. The Underlying Fund has retained its custodian to serve as its securities lending agent for these activities.

When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the Underlying Fund could incur losses in connection with the investment of such cash collateral, often referred to as "investment risk." The Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.

An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as "borrower default risk." In the event of a borrower default, the Underlying Fund will be protected to the extent the Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, the Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the Underlying Fund from losses resulting from borrower default.

Small-Capitalization Company Risk Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger

12

companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile than stocks of larger companies.

U.S. Government Securities & Obligations Risk Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

MANAGEMENT OF THE PORTFOLIO

Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio. DSL has overall responsibility for the management of the Portfolio. DSL oversees all investment advisory and portfolio management services for the Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

DSL is registered with the SEC as an investment adviser. DSL is an indirect wholly-owned subsidiary of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

As of September 30, 2009, DSL managed approximately $38.3 billion in registered investment company assets. The principal address of DSL is 1475 Dunwoody Drive, West Chester, Pennsylvania, 19380.

DSL will receive a management fee of 0.10%. Because the Portfolio had not commenced operations as of the fiscal year ended December 31, 2008, the management fee for the Portfolio reflects the current contract rate.

DSL acts as a "manager-of-managers" for the Portfolio. DSL may delegate to a sub-adviser the responsibility for investment management, subject to DSL's oversight. DSL would be responsible for monitoring the investment program and performance of any sub-adviser of the Portfolio.

From time to time, DSL may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Board. It is not expected that DSL would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. The Portfolio and DSL have received exemptive relief from the SEC to permit DSL, with the approval of the Board, to appoint additional non-affiliated sub-advisers or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio's shareholders. The Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of the Portfolio and its principal investment strategies may also change. DSL has not appointed, and does not intend to appoint, a sub-adviser for the Portfolio.

DSL is responsible for all of its own costs, including the costs of the Adviser's personnel required to carry out its investment advisory duties.

DSL, and not the Portfolio, pays the Consultant a consulting fee of 0.03% of the Portfolio's average daily net assets.

For information regarding the basis for the Board's approval of the investment advisory relationship, please refer to the Portfolio's semi-annual shareholder report to be dated June 30, 2010.

DSL may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected the Portfolio as an investment option under their Variable Contract or Qualified Plans. DSL has entered into service agreements with affiliated insurance companies, including: ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee up to an annual rate of 0.35%, computed based on assets attributable to contract holders and plan participants with interests in the Portfolio through these insurers or third-party administrators, for administrative services provided to the Portfolio.

13

>  Investment Committee

An Investment Committee of DSL reviews the allocation of Portfolio assets. The Investment Committee considers the quarterly and annual recommendations of the Consultant, reviews their basis for arriving at these recommendations, and approves the asset allocations for the Portfolio.The Investment Committee is responsible for the day-to-day management of the Portfolio. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. The members of the Investment Committee are: William A. Evans, Heather Hackett and Paul Zemsky. William A. Evans, Heather Hackett and Paul Zemsky have been on the Investment Committee since the Portfolio's inception.

William A. Evans, CFA, Vice President, USFS Mutual Funds and Investment Products, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors from 1997 to 2002.

Heather Hackett has been with ING IM since 2005 and is primarily responsible for outcome oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a Portfolio Specialist supporting the International Equity and Asset Allocation teams. Most recently, Ms. Hackett was an analyst in the Consulting Group of Smith Barney. Earlier in her career, she was a registered associate with Schroder & Co.

Paul Zemsky is the head of ING's Multi-Asset Strategies & Solutions Group. Mr. Zemsky joined ING Investment Management Co. in 2005 as Head of Derivative Strategies. Prior to joining ING, Mr. Zemsky held a number of key positions at J.P. Morgan Investment Management where he worked for 18 years.

The Statement of Additional Information ("SAI") provides additional information about each Investment Committee member's compensation, other accounts overseen by each Investment Committee member and each Investment Committee member's ownership of securities in the Portfolio.

>  Information about the Consultant

The Consultant is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of DSL. Founded in 1972, the Consultant has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The Consultant offers clients a fully integrated strategic and tactical asset allocation service. The Consultant provides investment policy planning, development and implementation support; active asset allocation, which seeks to add a correlated source of incremental return, as well as to tactically manage risk, a systematic process which utilizes quantitative disciplines in support of the investment judgment of seasoned professionals; and a compelling value proposition with no hidden costs.

SHAREHOLDER INFORMATION

>  Portfolio Distribution

The Portfolio is distributed by ING Funds Distributor, LLC ("IFD" or "Distributor") a member of the Financial Industry Regulatory Authority ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA Regulation, Inc. at www.finra.org, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from FINRA Regulation, Inc.

>  Shareholder Service Fees and Distribution Plan Fees

The Company has adopted a Shareholder Servicing Plan ("Service Plan") for the Class S2 shares of the Portfolio. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to Class S2 shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class S2 shares, respectively.

The Company has adopted a Plan of Distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plan") for the Class S2 shares of the Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to the Portfolio's Distributor. The Distributor may pay, on behalf of the Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class S2 shares. The Distributor has agreed to waive 0.10% of the distribution fees for Class S2 shares. The expense waiver will continue until at least May 1, 2011, but in any event, the Company will notify shareholders if it intends to pay the Distributor more than 0.15% (not to exceed 0.25% under the current Rule 12b-1 Plan) in the future. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

14

>  How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolio's Service Plan and Rule 12b-1 Plan, the Portfolio's Adviser or Distributor (collectively, "ING"), out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

The distributing broker-dealer for the Portfolio is IFD. IFD has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, DSL has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio. Additionally, if a portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in a portfolio advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. Neither the Portfolio, the Adviser, nor the Distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

>  Combination with ING Index Solution Income Portfolio

When ING Index Solution 2055 Portfolio reaches its Target Date, it may be combined with ING Index Solution Income Portfolio, without a vote of shareholders, if the Board determines that combining the Portfolio with ING Index Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after the Portfolio's Target Date), the Portfolio will notify shareholders of the Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of the Portfolio will become shareholders of ING Index Solution Income Portfolio.

>  Net Asset Value

The net asset value ("NAV") per share for each class of the Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Portfolio is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's or Underlying Fund's NAV is not calculated. As a result, the NAV of the Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolio's or Underlying Fund's shares or when an investor will not be able to reallocate between investment options.

15

When market quotations are not available or are deemed unreliable, the sub-adviser to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Underlying Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades, likely could have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

•  Securities of an issuer that has entered into a restructuring;

•  Securities whose trading has been halted or suspended;

•  Fixed-income securities that have gone into default and for which there are not current market value quotations; and

•  Securities that are restricted as to transfer or resale.

Each sub-adviser to the Underlying Funds may rely on the recommendations of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The sub-adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Underlying Funds determine their NAV per share. Please refer to the prospectuses for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

When an insurance company or Qualified Plan buys shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When the Portfolio buys shares of the Underlying Funds, it will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

>  Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day's price, the order must be received by Market Close. The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

>  Purchase and Redemption of Shares

The Portfolio is available to serve as an investment option through Variable Contracts and Qualified Plans outside the separate account context. The Portfolio also may be made available to custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio's and certain other management investment companies and other investors permitted under the federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Company's behalf.

The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service. However, it is possible that the interests of owners of Variable Contracts, or other permitted investors, for which the Portfolio serves as an investment option might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed DSL to monitor events to identify any material conflicts between Variable Contract owners, and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan, an investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

The Portfolio may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Portfolio to redeem those investments if the plan loses (or in the opinion of DSL, is at risk of losing) its Qualified Plan status.

16

>  Frequent Trading – Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as an investment option for the Variable Contracts issued by insurance companies, and as an investment option for the Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Portfolio's administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediary will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interests of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of DSL or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.

Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing traders in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interests of the Portfolio's shareholders.

>  Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of the Portfolio's securities is available in the SAI. The Portfolio posts its portfolio holdings schedule on its website on a month-end basis. The portfolio holdings is available 10 calendar days following the end of the previous calendar month. The portfolio holdings schedule is as of the previous calendar month (e.g., the Portfolio will post the month end June 30 holdings on July 11). The Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date. The Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the next calendar month or until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.

>  Dividends and Capital Gains Distributions

Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be

17

automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio's dividends may constitute a return of capital.

>  Tax Matters

The Portfolio intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their Variable Contracts for information regarding the tax consequences of purchasing a contract.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you. Please refer to the SAI for more information about the tax status of the Portfolio. You should consult the prospectus for the Variable Contracts and your tax adviser for information regarding taxes applicable to the Variable Contracts.

>  Reports to Shareholders

The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

18

FINANCIAL HIGHLIGHTS

Because the Portfolio had not commenced operations as of December 31, 2008, financial highlights are not available.

19

ING RussellTM Large Cap Index Portfolio, ING RussellTM Mid Cap Index Portfolio and ING RussellTM Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell"). Russell is not responsible for and has not reviewed ING RussellTM Large Cap Index Portfolio, ING RussellTM Mid Cap Index Portfolio or ING RussellTM Small Cap Index Portfolio nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABLILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

20

ING PARTNERS, INC.
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, AZ 85258

For investors who want more information about the Portfolio, the following documents are available free upon request:

•  Statement of Additional Information ("SAI"): The SAI, dated December 4, 2009, contains more detailed information about the Portfolio and is incorporated by reference into (made legally a part of) this prospectus.

•  Annual/Semi-Annual Shareholder Reports: Additional information about the Portfolio's investments will be available in the Portfolio's annual shareholder report to be dated December 31, 2009. In the Portfolio's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

For a free copy of the SAI or the Portfolio's annual and semi-annual shareholder reports call 1-800-262-3862, write to ING Partners, Inc., at the address listed above or visit our website at www.ingfunds.com.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolio. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C., 20549 or by electronic request at the following e-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

Investment Company Act File No. 811-8319

December 4, 2009  Prospectus — Class T

ING PARTNERS, INC.

This Prospectus is designed to help you make informed decisions about investments in the ING Index Solution 2055 Portfolio ("Portfolio"). The Portfolio seeks to achieve its investment objective by investing primarily in other ING mutual funds that are passively managed index funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Consult with your investment professional to determine if the Portfolio is best suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

•  ING Index Solution 2055 Portfolio

THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.

This Prospectus contains important information about investing in the Class T shares of the Portfolio. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolio will achieve its investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolio and be aware that any time you invest, there is a risk of loss of money.

>  ING Partners, Inc.

The Portfolio is a series of ING Partners, Inc. ("Company"). The Company is an open-end management investment company authorized to issue multiple series and classes of shares. Directed Services LLC ("DSL" or the "Adviser") serves as the investment adviser of the Portfolio. Not all of the Company's portfolios are offered in this Prospectus.

INTRODUCTION

>  An Introduction to the Portfolio

The Portfolio is designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need their funds.

The Portfolio invests primarily in a universe of Underlying Funds that are passively managed index funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see the sections entitled "More Information on Investment Strategies" and "Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds" later in this Prospectus.

Although the Portfolio is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. Because the Portfolio will normally invest in a combination of equity and/or fixed-income funds, an investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives and other investments.

The Portfolio's shares may be offered to insurance company separate accounts that support variable annuity and variable life insurance contracts ("Variable Contracts"), qualified pension and retirement plans ("Qualified Plans") outside the variable contract context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio and certain other management investment companies.

>  Classes of Shares

The Portfolio's shares are classified into Adviser Class ("ADV Class"), Initial Class ("I Class"), Service Class ("S Class"), Service 2 Class ("Class S2") and Class T shares. The five classes of shares of the Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio. Only the Class T shares are offered in this Prospectus. Class T shares are not subject to any sales loads.

>  An Introduction to the Asset Allocation Process

DSL is the investment adviser of the Portfolio.

ING Investment Management Co. ("Consultant") is a consultant to DSL. Both DSL and the Consultant are wholly-owned, indirect subsidiaries of ING Groep, N.V. ("ING Groep") (NYSE: ING). DSL and the Consultant, working together, have designed Target Date (as defined below) asset allocation funds called Index Solution Portfolios. DSL uses an asset allocation process to determine the Portfolio's investment mix. This asset allocation process can be described as follows:

1.   In the first stage, the mix of asset classes (i.e., stocks and fixed-income securities of various types) that is likely to produce the best return for the target level of volatility or risk underlying the Portfolio is estimated for the specified time horizon before retirement or specified financial goals date. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of asset classes as well as other financial variables deemed to be relevant by DSL. The mix of asset classes arrived at for the Portfolio is called the "Target Allocation." The Consultant will review the Target Allocation annually and make recommendations to the Adviser regarding changes as needed.

2.  The Consultant will also provide tactical allocation recommendations to DSL, to overweight certain sub-asset classes and style tilts within the Target Allocation, while underweighting other sub-asset classes. These recommendations are intended to be in response to changing market conditions, and to enable DSL to shift into those sub-asset classes that are expected to outperform under certain market conditions. DSL has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant and will retain discretion over implementation of the Consultant's recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of DSL quarterly or as warranted by market conditions.

1

3.  The Target Allocation may be changed at any time by DSL. For ING Index Solution 2055 Portfolio, over time, the allocations within the Target Allocation will change at specific intervals to some predefined new Target Allocation that is intended to be more conservative (i.e., reduced allocations to equity securities). The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2055 ("Target Date"). The Target Date is the approximate year that an investor in the Portfolio would plan to draw down income from the Portfolio for retirement or other financial goals. The following glidepath illustrates how the Portfolio's Target Allocation is expected to become more conservative with lower percentages of equity securities and higher percentages of fixed-income securities over time toward the Portfolio's Target Date. As the Portfolio approaches its Target Date in 2055, the Portfolio's Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 30% equity securities and 70% fixed-income securities.

As the Portfolio's Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of drawing down income from their portfolio soon.

In summary, ING Index Solution 2055 Portfolio is designed for an investor who plans to withdraw the value of the investor's investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio's Target Allocation will change over time and is expected to produce stability of principal and reduced investment risk as the Portfolio approaches its Target Date.

Only ING Index Solution 2055 Portfolio is offered in this Prospectus.

The Investment Committee of DSL will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) or target allocations for the Portfolio, including determining the transition pattern of the Portfolios in a timely but reasonable manner based upon market conditions at the time. The predefined mixes will be reviewed annually and analyzed for consistency with current market conditions and industry trends in consultation with the Consultant.

The Portfolio's stated investment objective is not fundamental and may be changed by the Company's Board of Directors ("Board") without the approval of shareholders.

>  Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of the Portfolio. Reading the Prospectus will help you to decide whether the Portfolio is the right investment for you. You should keep this Prospectus for future reference.

2

ING INDEX SOLUTION 2055 PORTFOLIO

>  Investment Objective

Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds, which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds and other fixed income investments using asset allocation strategies designed for investors expecting to retire in 2055.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

Equity Securities	95%
Fixed-Income Securities	5%

The Portfolio may also invest in derivatives, including futures and swaps, other investment companies including exchange-traded funds ("EFTs"), and other securities to make tactical asset allocations, minimize risk and assist in managing cash. The Portfolio may hold cash and cash equivalents.

The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "Introduction — An Introduction to the Asset Allocation Process."

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio, even near, at or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Index Strategy Risk
Interest Rate Risk
Liquidity Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Prepayment Risk
Price Volatility Risk
Small-Capitalization Company Risk
U.S. Government Securities & Obligations Risk

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see the sections entitled "More Information on Investment Strategies", "Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds" and "More Information on Risks" later in this Prospectus.

>  Performance

Since the Portfolio had not commenced operations as of December 31, 2008, there is no annual performance information included in this Prospectus.

3

Portfolio Fees and Expenses

The tables that follow show the fees and expenses you pay if you buy and hold Class T shares of the Portfolio. Shareholders of the Portfolio will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of the Portfolio's assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and the Portfolio's allocation to that Underlying Fund, will vary from year to year, the fees and expenses paid by the Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Company and the Portfolio are not parties to your Variable Contract or Qualified Plan, but the Portfolio is merely an investment option made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolio are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The tables do not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of the Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) Not Applicable.

Class T Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) Fee and Shareholder Services Fee(2)	Admin. Services Fee	Other Expenses	Acquired (Underlying) Funds Fees and Expenses(3)	Total Operating Expenses	Waivers and Reimbursements(4)	Net Annual Operating Expenses
ING Index Solution 2055	0.10%	0.75%	0.02%	—	0.43%	1.30%	(0.05)%	1.25%

  (1)  This table shows the estimated operating expenses for Class T shares of the Portfolio as a ratio of expenses to average daily net assets. Other expenses are estimated for the current fiscal year as the Portfolio had not commenced operations as of the date of this Prospectus.

  (2)  Class T shares of the Portfolio pay an annual distribution fee of 0.50% and an annual shareholder services fee of 0.25% of its average daily net assets. ING Funds Distributor, LLC, the Portfolio's distributor, has contractually agreed to waive 0.05% of the distribution fee for Class T shares of the Portfolio, so that the actual distribution fee paid by the Portfolio is an annual rate of 0.45%. Absent this waiver, the distribution fees would be 0.50% of average daily net assets. The expense waiver will continue through at least May 1, 2011. There is no guarantee the waiver will continue after this date.

  (3)  The Portfolio's Acquired (Underlying) Funds Fees and Expenses are estimated based on a weighted average of the fees and expenses of the Underlying Funds in which it intends to invest. The estimated amount of fees and expenses of the Underlying Funds borne by the Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio's fiscal year. Acquired (Underlying) Funds Fees are estimated for the current fiscal year as the Portfolio had not commenced operations as of the date of this Prospectus.

  (4)  DSL, the adviser to the Portfolio, has entered into a written expense limitation agreement with respect to the Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage commissions, extraordinary expenses, and Acquired (Underlying) Funds Fees and Expenses, subject to possible recoupment by DSL within three years. The amount of the Portfolio's expenses to be waived or reimbursed is shown under the heading Waivers and Reimbursements. This amount includes the 0.05% distribution (12b-1) fee waiver footnote (2) explain in more details. The expense limitation agreement will continue through at least May 1, 2011. The expense limitation agreement is contractual and shall renew automatically for one-year terms after May 1, 2011 unless the Adviser provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then-current term or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the Company, upon at least 90 days written notice to the Portfolio's Adviser, DSL. For more information regarding the expense limitation agreement for the Portfolio, please see the Statement of Additional Information.

Example

The Example is intended to help you compare the cost of investing in Class T shares of the Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the T Class shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the T Class shares' net annual operating expenses remain the same. The Example does not reflect expenses which are, or may be, imposed by a Variable Contract that may use the Portfolio as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio(1)	1 Year	3 Years
ING Index Solution 2055	$127	$407

(1)  The examples reflect the expense limitation agreement/waivers for the one-year period and the first year of the three-year period.

4

MORE INFORMATION ON INVESTMENT STRATEGIES

>  More on the Asset Allocation Process

As described earlier in this Prospectus, the Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds each of which is in the ING family of funds. DSL determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, DSL uses economic and statistical methods to determine the optimal allocation targets and ranges for the Portfolio and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following:

(i)    the investment objective of the Portfolio and each of the Underlying Funds;

(ii)  proprietary and third-party reports and analyses;

(iii)  the risk/return characteristics, relative performance, and volatility of the Underlying Funds;

(iv)  the correlation and covariance among the Underlying Funds;

(v)  the availability of new funds; and

(vi)  consideration of ING affiliated insurance companies' ability to hedge their risk in issuing guarantees on products offering guaranteed lifetime income or death benefits.

As market prices of the Underlying Funds' portfolio securities change, the Portfolio's actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. DSL will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolio and the Underlying Funds.

DSL may rebalance the Portfolio on a periodic basis to attain the Target Allocation investment allocations. In addition, variances from the targets will be monitored. When the Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio's current cash reserves, DSL may determine to purchase additional shares or redeem shares of the Underlying Funds. In making those purchases or redemptions, DSL will attempt to rebalance the Portfolio's holdings of the Underlying Funds to bring them more closely in line with the Portfolio's investment targets. If DSL believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

>  Investment Objectives, Main Investments and Risks of the Underlying Funds

The Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Portfolio invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the Portfolio with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled "More Information on Risks — Risks Associated with an Investment in the Underlying Funds" later in this Prospectus for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time the Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which of the Underlying Funds the Portfolio will be invested at any one time. As a result, the degree to which the Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolio has invested in the Underlying Fund.

5

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS

ING INTERNATIONAL INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of a widely accepted international index.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal market conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in equity securities of companies included in a widely accepted international index; convertible securities that are convertible into stocks included in the index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the index or its components; and exchange-traded funds. The Portfolio currently invests principally in common stocks and employs a "passive management" approach designed to track the performance of the Morgan Stanley Capital International-Europe, Australasia and Far East® Index ("Index"), which is a market value-weighted index that reflects the performance of approximately 1,100 securities listed on the stock exchanges of Europe, Australasia and the Far East. Under normal conditions, the Portfolio invests all, or substantially all, of its assets in stocks and financial instruments that provide economic returns closely equivalent to the Index or its components. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio's cash position. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the Investment Company Act of 1940, as amended, the ("1940 Act") and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, derivatives, equity securities, foreign investment, index strategy, liquidity, market capitalization, other investment companies, price volatility and securities lending.

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Russell Top 200® Index ("Index").

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal market conditions, the Portfolio normally invests at least 80% of its assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. The Portfolio invests principally in common stocks and employs a "passive management" approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the 200 largest companies in the Russell 1000® Index, which together represent approximately 69% of the total market capitalization of the Russell 1000® Index. Under normal conditions, the Portfolio invests all, or substantially all, of its assets in stocks and financial instruments that provide economic returns closely equivalent to the Index. The Portfolio may not always hold all of the same securities as the Index.The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio's cash position. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, derivatives, equity securities, index strategy, liquidity, market capitalization, other investment companies, price volatility and securities lending.

6

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

ING RUSSELLTM MID CAP INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Russell Midcap® Index ("Index").

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in equity securities which are, at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. The Portfolio invests principally in common stocks and employs a "passive management" approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the 800 smaller companies in the Russell 1000® Index, which together represent approximately 31% of the total market capitalization of the Russell 1000® Index. The Portfolio attempts to replicate the index by investing all, or substantially all, of its assets in stocks that make up the Index. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio's cash position. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, derivatives, equity securities, index strategy, liquidity, mid-capitalization company, other investment companies, price volatility and securities lending.

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Russell 2000® Index ("Index").

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in equity securities of companies included in the Index; convertible securities that are convertible into common stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. The Portfolio invests principally in common stocks and employs a "passive management" approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which together represent approximately 10% of the total market capitalization of the Russell 3000® Index. Under normal conditions, the Portfolio invests all, or substantially all, of its assets in stocks and financial instruments that provide economic returns closely equivalent to the Index or its components. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio's cash position. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, derivatives, equity securities, index strategy, liquidity, other investment companies, price volatility, securities lending and small-capitalization company.

7

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

ING U.S. BOND INDEX® PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Barclays Capital U.S. Aggregate Bond ("BCAB") Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index®).

Investment Adviser: ING Investments, LLC

Sub-Adviser: Neuberger Berman Fixed Income LLC

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in investment-grade debt securities, rated at least A by Moody's Investors Service, Inc. or rated at least A by Standard & Poor's Ratings Services, or of comparable quality if unrated which are, at the time of purchase, included in the BCAB Index; derivatives whose economic returns are, by design closely equivalent to the returns of the BCAB Index or its components; and exchange-traded funds. The Portfolio invests principally in bonds and employs a "passive management" approach designed to track the performance of the BCAB Index, which is an unmanaged index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities. The Portfolio maintains a weighted average effective duration within one year on either side of the duration of the BCAB Index, which generally ranges between 3.5 and 6 years. The Portfolio attempts to replicate the Index by investing all, or substantially all, of its assets in stocks that make up the BCAB Index. The Portfolio will not hold all of the same debt securities as the BCAB Index. The Portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of debt securities in the BCAB Index and to provide fixed-income exposure to the Portfolio's cash position. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations and exemptive orders thereunder.

Main Risks: Credit, debt securities, derivatives, index strategy, interest rate, liquidity, mortgage-related securities, other investment companies, portfolio turnover, prepayment or call, price volatility, securities lending and U.S. government securities & obligations.

8

MORE INFORMATION ON RISKS

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending upon what it invests in and what strategies it uses. The following are some of the key risks you should know about before investing in the Portfolio:

>  Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. Furthermore, DSL's allocation of the Portfolio's assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in losses that could be severe. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

Assets will be allocated among asset classes and markets based on judgments made by DSL and the recommendations of the Consultant. There is a risk that the Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

>  Performance of the Underlying Funds Will Vary

The performance of the Portfolio depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

>  Temporary Defensive Positions

The Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect the Portfolio or an Underlying Fund. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While the Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. The Portfolio's or an Underlying Fund's defensive investment position may not be effective in protecting its value.

>  Conflict of Interest

In making decisions on the allocation of the assets of the Portfolio among the Underlying Funds, DSL is subject to several conflicts of interest because it serves as the investment adviser to the Portfolio, and it or an affiliate serves as investment adviser or sub-adviser to the Underlying Funds. These conflicts could arise because DSL or its affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with DSL, the entire advisory fee is retained by an ING company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of DSL, DSL may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to ING. Further, DSL may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, DSL or an affiliate. Therefore, DSL may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate or the interests of an Underlying Fund rather than a Portfolio.

DSL has informed the Trust's Board of Directors that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Portfolio is offered as investment options. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. DSL's investment decisions for the Portfolio, including its allocation decisions with respect to the Portfolio's Underlying Funds, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to Underlying Funds which invest primarily in fixed-income securities or in a more conservative or less volatile investment style may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company's risk from the lifetime income or death benefits, or may make it easier for the insurance company to manage its risk through the use of various hedging techniques. DSL has developed an investment process using an allocation committee which seeks to ensure that the Portfolio is managed in the best interest of its shareholders. Further, DSL has adopted various policies and procedures that are intended to identify, monitor and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that DSL's allocation decisions may be affected by its conflicts of interest.

9

RISKS ASSOCIATED WITH AN INVESTMENT IN THE UNDERLYING FUNDS

The Portfolio is also affected by other kinds of risks, depending on the types of securities held or the strategies used by the Underlying Funds, such as:

Asset Allocation Risk Certain of the Underlying Funds may allocate their investments between equity and fixed-income securities and among various segments of markets based on judgments made by a sub-adviser. An Underlying Fund that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Convertible Securities Risk Certain of the Underlying Funds may invest in convertible securities. The value of convertible securities may fall when interest rates rise and increase as interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk An Underlying Fund could lose money if a bond issuer is unable to make principal and interest payments when due. An Underlying Fund's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. An Underlying Fund's investment in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities involve credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

Debt Securities Risk The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Derivatives Risk Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Underlying Fund's investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Equity Securities Risk Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

Foreign Investment Risk Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in

10

domestic transactions. To the extent an Underlying Fund invests in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

Index Strategy Risk The Underlying Funds each use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between an Underlying Fund and the index performance may be affected by the Underlying Fund's expenses, and the timing of purchases and redemptions of the Underlying Fund's shares.

Interest Rate Risk The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investment by Funds-of-Funds Risk Each of the Underlying Funds' shares may be purchased by other investment companies, including the Portfolio and other funds-of-funds. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the Portfolio. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. DSL will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Underlying Funds and the funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act") or under the terms of an exemptive order granted by the SEC.

Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of an Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. Underlying Funds with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have greater exposure to liquidity risk.

Market and Company Risk The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which an Underlying Fund invests may still trail returns from the overall stock market.

Market Capitalization Risk Stocks fall into three broad market capitalization categories — large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Mid-Capitalization Company Risk Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

Other Investment Companies Risk The Portfolio and certain of the Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"),

11

PowerShares QQQTM ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained; or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, the Portfolio and certain Underlying Funds may invest their assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). The Portfolio's or an Underlying Fund's purchase of shares of an ING Money Market Fund will result in the Portfolio or the Underlying Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Portfolio's or Underlying Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Portfolio or the Underlying Fund invests resulting from the Portfolio's or Underlying Fund's investment into the ING Money Market Fund.

Portfolio Turnover Risk Changes to the investments of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

Prepayment or Call Risk Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of an Underlying Fund because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that an Underlying Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If an Underlying Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause an Underlying Fund to lose a portion of its principal investment represented by the premium the Underlying Fund paid.

Price Volatility Risk The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Securities Lending Risk To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by the Underlying Fund's sub-adviser. When lending securities an Underlying Fund will receive cash or U.S. government securities as collateral. The Underlying Fund has retained its custodian to serve as its securities lending agent for these activities.

When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the Underlying Fund could incur losses in connection with the investment of such cash collateral, often referred to as "investment risk." The Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.

An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as "borrower default risk." In the event of a borrower default, the Underlying Fund will be protected to the extent the Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, the Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the Underlying Fund from losses resulting from borrower default.

Small-Capitalization Company Risk Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger

12

companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile than stocks of larger companies.

U.S. Government Securities & Obligations Risk Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

MANAGEMENT OF THE PORTFOLIO

Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio. DSL has overall responsibility for the management of the Portfolio. DSL oversees all investment advisory and portfolio management services for the Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

DSL is registered with the SEC as an investment adviser. DSL is an indirect wholly-owned subsidiary of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

As of September 30, 2009, DSL managed approximately $38.3 billion in registered investment company assets. The principal address of DSL is 1475 Dunwoody Drive, West Chester, Pennsylvania, 19380.

DSL will receive a management fee of 0.10%. Because the Portfolio did not commence operations as of the fiscal year ended December 31, 2008, the management fee for the Portfolio reflects the current contract rate.

DSL acts as a "manager-of-managers" for the Portfolio. DSL may delegate to a sub-adviser the responsibility for investment management, subject to DSL's oversight. DSL would be responsible for monitoring the investment program and performance of any sub-adviser of the Portfolio.

From time to time, DSL may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Board. It is not expected that DSL would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. The Portfolio and DSL have received exemptive relief from the SEC to permit DSL, with the approval of the Board, to appoint additional non-affiliated sub-advisers or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio's shareholders. The Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of the Portfolio and its principal investment strategies may also change. DSL has not appointed, and does not intend to appoint, a sub-adviser for the Portfolio.

DSL is responsible for all of its own costs, including the costs of the Adviser's personnel required to carry out its investment advisory duties.

DSL, and not the Portfolio, pays the Consultant a consulting fee of 0.03% of the Portfolio's average daily net assets.

For information regarding the basis for the Board's approval of the investment advisory relationship, please refer to the Portfolio's semi-annual shareholder report to be dated June 30, 2010.

DSL may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected the Portfolio as an investment option under their Variable Contract or Qualified Plans. DSL has entered into service agreements with affiliated insurance companies, including: ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee up to an annual rate of 0.35%, computed based on assets attributable to contract holders and plan participants with interests in the Portfolio through these insurers or third-party administrators, for administrative services provided to the Portfolio.

13

>  Investment Committee

An Investment Committee of DSL reviews the allocation of Portfolio assets. The Investment Committee considers the quarterly and annual recommendations of the Consultant, reviews their basis for arriving at these recommendations, and approves the asset allocations for the Portfolio.The Investment Committee is responsible for the day-to-day management of the Portfolio. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. The members of the Investment Committee are: William A. Evans, Heather Hackett and Paul Zemsky. William A. Evans, Heather Hackett and Paul Zemsky have been on the Investment Committee since the Portfolio's inception.

William A. Evans, CFA, Vice President, USFS Mutual Funds and Investment Products, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors from 1997 to 2002.

Heather Hackett has been with ING IM since 2005 and is primarily responsible for outcome oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a Portfolio Specialist supporting the International Equity and Asset Allocation teams. Most recently, Ms. Hackett was an analyst in the Consulting Group of Smith Barney. Earlier in her career, she was a registered associate with Schroder & Co.

Paul Zemsky is the head of ING's Multi-Asset Strategies & Solutions Group. Mr. Zemsky joined ING Investment Management Co. in 2005 as Head of Derivative Strategies. Prior to joining ING, Mr. Zemsky held a number of key positions at J.P. Morgan Investment Management where he worked for 18 years.

The Statement of Additional Information ("SAI") provides additional information about each Investment Committee member's compensation, other accounts overseen by each Investment Committee member and each Investment Committee member's ownership of securities in the Portfolio.

>  Information about the Consultant

The Consultant is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of DSL. Founded in 1972, the Consultant has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The Consultant offers clients a fully integrated strategic and tactical asset allocation service. The Consultant provides investment policy planning, development and implementation support; active asset allocation, which seeks to add a correlated source of incremental return, as well as to tactically manage risk, a systematic process which utilizes quantitative disciplines in support of the investment judgment of seasoned professionals; and a compelling value proposition with no hidden costs.

SHAREHOLDER INFORMATION

>  Portfolio Distribution

The Portfolio is distributed by ING Funds Distributor, LLC ("IFD" or "Distributor") a member of the Financial Industry Regulatory Authority ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA Regulation, Inc. at www.finra.org, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from FINRA Regulation, Inc.

>  Shareholder Service Fees and Distribution Plan Fees

The Company has adopted a Shareholder Servicing Plan ("Service Plan") for the Class T shares of the Portfolio. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to Class T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class T shares.

The Company has adopted a Plan of Distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plan") for the Class T shares of the Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to the Portfolio's Distributor. The Distributor may pay, on behalf of the Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, the Portfolio makes payments at an annual rate of 0.50% of the Portfolio's average daily net assets attributable to its Class T shares. IFD has contractually agreed to waive 0.05% of the distribution fee for the Class T shares. The waiver will continue through at least May 1, 2011, but in any event, the Company will notify shareholders if it intends to pay IFD more than 0.45% (not to exceed 0.50% under the current 12b-1 Plan). Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

14

>  How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolio's Service Plan and Rule 12b-1 Plan, the Portfolio's Adviser or Distributor (collectively, "ING"), out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

The distributing broker-dealer for the Portfolio is IFD. IFD has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, DSL has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio. Additionally, if a portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in a portfolio advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. Neither the Portfolio, the Adviser, nor the Distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

>  Combination with ING Index Solution Income Portfolio

When ING Index Solution 2055 Portfolio reaches its Target Date, it may be combined with ING Index Solution Income Portfolio, without a vote of shareholders, if the Board determines that combining the Portfolio with ING Index Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after the Portfolio's Target Date), the Portfolio will notify shareholders of the Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of the Portfolio will become shareholders of ING Index Solution Income Portfolio.

>  Net Asset Value

The net asset value ("NAV") per share for each class of the Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Portfolio is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's or Underlying Fund's NAV is not calculated. As a result, the NAV of the Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolio's or Underlying Fund's shares or when an investor will not be able to reallocate between investment options.

15

When market quotations are not available or are deemed unreliable, the sub-adviser to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Underlying Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades, likely could have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

•  Securities of an issuer that has entered into a restructuring;

•  Securities whose trading has been halted or suspended;

•  Fixed-income securities that have gone into default and for which there are not current market value quotations; and

•  Securities that are restricted as to transfer or resale.

Each sub-adviser to the Underlying Funds may rely on the recommendations of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The sub-adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Underlying Funds determine their NAV per share. Please refer to the prospectuses for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

When an insurance company or Qualified Plan buys shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When the Portfolio buys shares of the Underlying Funds, it will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

>  Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day's price, the order must be received by Market Close. The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

>  Purchase and Redemption of Shares

The Portfolio is available to serve as an investment option through Variable Contracts and Qualified Plans outside the separate account context. The Portfolio also may be made available to custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio's and certain other management investment companies and other investors permitted under the federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Company's behalf.

The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service. However, it is possible that the interests of owners of Variable Contracts, or other permitted investors, for which the Portfolio serves as an investment option might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed DSL to monitor events to identify any material conflicts between Variable Contract owners, and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan, an investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

The Portfolio may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Portfolio to redeem those investments if the plan loses (or in the opinion of DSL, is at risk of losing) its Qualified Plan status.

16

>  Frequent Trading – Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as an investment option for the Variable Contracts issued by insurance companies, and as an investment option for the Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Portfolio's administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediary will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interests of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of DSL or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.

Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing traders in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interests of the Portfolio's shareholders.

>  Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of the Portfolio's securities is available in the SAI. The Portfolio posts its portfolio holdings schedule on its website on a month-end basis. The Portfolio holdings is available 10 calendar days following the end of the previous calendar month. The portfolio holdings schedule is as of the last day of the previous calendar month (e.g., the Portfolio will post the month end June 30 holdings on July 11). The Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date. The Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the next calendar month or until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.

17

>  Dividends and Capital Gains Distributions

Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio's dividends may constitute a return of capital.

>  Tax Matters

The Portfolio intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their Variable Contracts for information regarding the tax consequences of purchasing a contract.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you. Please refer to the SAI for more information about the tax status of the Portfolio. You should consult the prospectus for the Variable Contracts and your tax adviser for information regarding taxes applicable to the Variable Contracts.

>  Reports to Shareholders

The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

18

FINANCIAL HIGHLIGHTS

Because the Portfolio had not commenced operations as of December 31, 2008, financial highlights are not available.

19

ING RussellTM Large Cap Index Portfolio, ING RussellTM Mid Cap Index Portfolio and ING RussellTM Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell"). Russell is not responsible for and has not reviewed ING RussellTM Large Cap Index Portfolio, ING RussellTM Mid Cap Index Portfolio or ING RussellTM Small Cap Index Portfolio nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABLILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

20

ING PARTNERS, INC.
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, AZ 85258

For investors who want more information about the Portfolio, the following documents are available free upon request:

•  Statement of Additional Information ("SAI"): The SAI, dated December 4, 2009, contains more detailed information about the Portfolio and is incorporated by reference into (made legally a part of) this prospectus.

•  Annual/Semi-Annual Shareholder Reports: Additional information about the Portfolio's investments will be available in the Portfolio's annual shareholder report to be dated December 31, 2009. In the Portfolio's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

For a free copy of the SAI or the Portfolio's annual and semi-annual shareholder reports call 1-800-262-3862, write to ING Partners, Inc., at the address listed above or visit our website at www.ingfunds.com.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolio. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C., 20549 or by electronic request at the following e-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

Investment Company Act File No. 811-8319

  Prospectus — Adviser Class ("ADV Class")
December 4, 2009  Service Class ("S Class")

ING PARTNERS, INC.

This Prospectus is designed to help you make informed decisions about investments in the ING Solution 2055 Portfolio ("Portfolio"). The Portfolio seeks to achieve its investment objective by investing primarily in other ING mutual funds that are actively or passively managed ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Consult with your investment professional to determine if the Portfolio is best suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

•  ING Solution 2055 Portfolio

THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.

This Prospectus contains important information about investing in the ADV Class and S Class shares of the Portfolio. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolio will achieve its investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolio and be aware that any time you invest, there is a risk of loss of money.

>  ING Partners, Inc.

The Portfolio is a series of ING Partners, Inc. ("Company"). The Company is an open-end management investment company authorized to issue multiple series and classes of shares. Directed Services LLC ("DSL" or "Adviser") serves as the investment adviser of the Portfolio. Not all of the Company's portfolios are offered in this Prospectus.

INTRODUCTION

>  An Introduction to the Portfolio

The Portfolio is designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need their funds.

The Portfolio invests primarily in a universe of Underlying Funds that are actively or passively managed that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see the sections entitled "More Information on Investment Strategies" and "Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds" later in this Prospectus.

Although the Portfolio is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. Because the Portfolio will normally invest in a combination of equity and/or fixed-income funds, an investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives and other investments.

The Portfolio's shares may be offered to insurance company separate accounts that support variable annuity and variable life insurance contracts ("Variable Contracts"), qualified pension and retirement plans ("Qualified Plans") outside the variable contract context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio and certain other management investment companies.

>  Classes of Shares

The Portfolio's shares are classified into Adviser Class ("ADV Class"), Initial Class ("I Class"), Service Class ("S Class"), Service 2 Class ("Class S2") and Class T shares. The five classes of shares of the Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio. Only the ADV Class and S Class shares are offered in this Prospectus. ADV Class and S Class shares are not subject to any sales loads.

>  An Introduction to the Asset Allocation Process

DSL is the investment adviser of the Portfolio.

ING Investment Management Co. ("Consultant") is a consultant to DSL. Both DSL and the Consultant are wholly-owned, indirect subsidiaries of ING Groep, N.V. ("ING Groep") (NYSE: ING). DSL and the Consultant, working together, have designed Target Date (as defined below) asset allocation funds called Solution Portfolios. DSL uses an asset allocation process to determine the Portfolio's investment mix. This asset allocation process can be described as follows:

1.   In the first stage, the mix of asset classes (i.e., stocks and fixed-income securities of various types) that is likely to produce the best return for the target level of volatility or risk underlying the Portfolio is estimated for the specified time horizon before retirement or specified financial goals date. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of asset classes as well as other financial variables. The mix of asset classes arrived at for the Portfolio is called the "Target Allocation." The Consultant will review the Target Allocation annually and make recommendations to the Adviser regarding changes as needed.

2.  The Consultant will also provide tactical allocation recommendations to DSL, to overweight certain sub-asset classes and style tilts within the Target Allocation, while underweighting other sub-asset classes. These recommendations are intended to be in response to changing market conditions, and to enable DSL to shift into those sub-asset classes that are expected to outperform under certain market conditions. DSL has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant's recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of DSL quarterly or as warranted by market conditions.

1

3.  The Target Allocation may be changed at any time by DSL. For ING Solution 2055 Portfolio, over time, the allocations within the Target Allocation will change at specific intervals to some predefined new Target Allocation that is intended to be more conservative (i.e., reduced allocations to equity securities). The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2055 ("Target Date"). The Target Date is the approximate year that an investor in the Portfolio would plan to draw down income from the Portfolio for retirement or other financial goals. The following glidepath illustrates how the Portfolio's Target Allocation is expected to become more conservative with lower percentages of equity securities and higher percentages of fixed-income securities over time toward the Portfolio's Target Date. As the Portfolio approaches its Target Date in 2055, the Portfolio's Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 30% equity securities and 70% fixed-income securities.

As the Portfolio's Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of drawing down income from their portfolio soon.

In summary, ING Solution 2055 Portfolio is designed for an investor who plans to withdraw the value of the investor's investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio's Target Allocation will change over time and is expected to produce stability of principal and reduced investment risk as the Portfolio approaches its Target Date.

Only ING Solution 2055 Portfolio is offered in this Prospectus.

The Investment Committee of DSL will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) or target allocations for the Portfolio, including determining the transition pattern of the Portfolio in a timely but reasonable manner based upon market conditions at the time. The predefined mixes will be reviewed annually and analyzed for consistency with current market conditions and industry trends in consultation with the Consultant.

The Portfolio's stated investment objective is non-fundamental and may be changed by the Company's Board of Directors ("Board") without the approval of shareholders.

>  Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of the Portfolio. Reading the Prospectus will help you to decide whether the Portfolio is the right investment for you. You should keep this Prospectus for future reference.

2

ING SOLUTION 2055 PORTFOLIO

>  Investment Objective

Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement. The Portfolio's investment objective is non-fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds) that invest in U.S. stocks, international stocks, U.S. bonds and other fixed-income investments using asset allocation strategies designed for investors expecting to retire in 2055.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

Equity Securities	95%
Fixed-Income Securities	5%

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long and short-term bonds; high-yield bonds and treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures and swaps, other investment companies including exchange-traded funds ("EFTs"), and other securities to make tactical asset allocations, minimize risk and assist in managing cash. The Portfolio may hold cash and cash equivalents.

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies and international fixed-income. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "Introduction — An Introduction to the Asset Allocation Process."

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio, even near, at or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

3

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Commodities Risk
Credit Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Inflation-Indexed Bonds Risk
Interest Rate Risk
Liquidity Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Risk
Small-Capitalization Company Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see the sections entitled "More Information on Investment Strategies," "Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds" and "More Information on Risks" later in this Prospectus.

>  Performance

Since the Portfolio had not commenced operations as of December 31, 2008, there is no annual performance information included in this Prospectus.

4

Portfolio Fees and Expenses

The tables that follow show the fees and expenses you pay if you buy and hold ADV Class or S Class shares of the Portfolio. Shareholders of the Portfolio will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of the Portfolio's assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and the Portfolio's allocation to that Underlying Fund, will vary from year to year, the fees and expenses paid by the Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Company and the Portfolio are not parties to your Variable Contract or Qualified Plan, but the Portfolio is merely an investment option made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolio are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The tables do not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of the Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) Not Applicable.

ADV Class Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) Fee and Shareholder Services Fee	Admin. Services Fee	Other Expenses	Acquired (Underlying) Funds Fees and Expenses(2)	Total Operating Expenses	Waivers and Reimbursements(3)	Net Annual Operating Expenses
ING Solution 2055	0.10%	0.50%	0.02%	—	0.80%	1.42%	—	1.42%

  (1)  This table shows the estimated operating expenses for ADV Class shares of the Portfolio as a ratio of expenses to average daily net assets. Other expenses are estimated for the current fiscal year as the Portfolio had not commenced operations as of the date of this Prospectus.

  (2)  The Portfolio's Acquired (Underlying) Funds Fees and Expenses are estimated based on a weighted average of the fees and expenses of the Underlying Funds in which it intends to invest. The estimated amount of fees and expenses of the Underlying Funds borne by the Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio's fiscal year. Acquired (Underlying) Funds Fees are estimated for the current fiscal year as the Portfolio had not commenced operations as of the date of this Prospectus.

  (3)  DSL, the adviser to the Portfolio, has entered into a written expense limitation agreement with respect to the Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage commissions, extraordinary expenses, and Acquired (Underlying Funds) Fees and Expenses, subject to possible recoupment by DSL within three years. The amount of the Portfolio's expenses to be waived or reimbursed is shown under the heading Waivers and Reimbursements. The expense limitation agreement will continue through at least May 1, 2011. The expense limitation agreement is contractual and shall renew automatically for one-year terms after May 1, 2011 unless DSL provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then-current term or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the Company upon at least 90 days' written notice to the Portfolio's Adviser, DSL. For more information regarding the expense limitation agreements for the Portfolio, please see the Statement of Additional Information.

Example

The Example is intended to help you compare the cost of investing in ADV Class shares of the Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the ADV Class shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assume that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the ADV Class shares' net operating expenses remain the same. The Example does not reflect expenses which are, or may be, imposed by a Variable Contract that may use the Portfolio as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio	1 Year	3 Years
ING Solution 2055	$145	$449

5

S Class Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) Fee and Shareholder Services Fee	Admin. Services Fee	Other Expenses	Acquired (Underlying) Funds Fees and Expenses(2)	Total Operating Expenses	Waivers and Reimbursements(3)	Net Annual Operating Expenses
ING Solution 2055	0.10%	0.25%	0.02%	—	0.80%	1.17%	—	1.17%

  (1)  This table shows the estimated operating expenses for S Class shares of the Portfolio as a ratio of expenses to average daily net assets. Other expenses are estimated for the current fiscal year as the Portfolio had not commenced operations as of the date of this Prospectus.

  (2)  The Portfolio's Acquired (Underlying) Funds Fees and Expenses are estimated based on a weighted average of the fees and expenses of the Underlying Funds in which it intends to invest. The estimated amount of fees and expenses of the Underlying Funds borne by the Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio's fiscal year. Acquired (Underlying) Funds Fees are estimated for the current fiscal year as the Portfolio had not commenced operations as of the date of this Prospectus.

  (3)  DSL, the adviser to the Portfolio, has entered into a written expense limitation agreement with respect to the Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage commissions, extraordinary expenses, and Acquired (Underlying) Funds Fees and Expenses, subject to possible recoupment by DSL within three years. The amount of the Portfolio's expenses to be waived or reimbursed is shown under the heading Waivers and Reimbursements. The expense limitation agreement will continue through at least May 1, 2011. The expense limitation agreement is contractual and shall renew automatically for one-year terms after May 1, 2011 unless DSL provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then-current term or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the Company upon at least 90 days' written notice to the Portfolio's Adviser, DSL. For more information regarding the expense limitation agreement for the Portfolio, please see the Statement of Additional Information.

Example

The Example is intended to help you compare the cost of investing in S Class shares of the Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the S Class shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the S Class shares' net annual operating expenses remain the same. The Example does not reflect expenses which are, or may be, imposed by a Variable Contract that may use the Portfolio as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio	1 Year	3 Years
ING Solution 2055	$119	$372

6

MORE INFORMATION ON INVESTMENT STRATEGIES

>  More on the Asset Allocation Process

As described earlier in this Prospectus, the Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds. DSL determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, DSL uses economic and statistical methods to determine the optimal allocation targets and ranges for the Portfolio and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following:

(i)    the investment objective of the Portfolio and each of the Underlying Funds;

(ii)  proprietary and third-party reports and analyses;

(iii)  the risk/return characteristics, relative performance, and volatility of Underlying Funds;

(iv)  the correlation and covariance among Underlying Funds;

(v)  the availability of new funds; and

(vi)  consideration of ING affiliated insurance companies' ability to hedge their risk in issuing guarantees on products offering guaranteed lifetime income or death benefits.

As market prices of the Underlying Funds' portfolio securities change, the Portfolio's actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. DSL will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolio and the Underlying Funds.

DSL may rebalance the Portfolio on a periodic basis to attain the Target Allocation investment allocations. In addition, variances from the targets will be monitored. When the Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio's current cash reserves, DSL may determine to purchase additional shares or redeem shares of Underlying Funds. In making those purchases or redemptions, DSL will attempt to rebalance the Portfolio's holdings of Underlying Funds to bring them more closely in line with the Portfolio's investment targets. If DSL believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

>  Investment Objectives, Main Investments and Risks of the Underlying Funds

The Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Portfolio invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the Portfolio with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled "More Information on Risks — Risks Associated with an Investment in the Underlying Funds" later in this Prospectus for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time the Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which of the Underlying Funds the Portfolio will be invested at any one time. As a result, the degree to which the Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolio has invested in that Underlying Fund.

7

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

Investment Objective: Long-term capital growth, income is a secondary objective.

Investment Adviser: Directed Services LLC

Sub-Adviser: American Century Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. equity securities of mid- and small-capitalization companies. Mid- and small-capitalization companies include those with a market capitalization at the time of purchase within the range of the Russell 2800 Index. May invest in derivatives, futures contracts, foreign securities, debt securities of companies, debt obligations of governments and other similar securities. Equity securities include common and preferred stocks and equity-equivalent securities, such as debt securities and preferred stocks convertible into common stocks and stocks or stock index futures contracts. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company and value investing.

ING ARTIO FOREIGN PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Artio Global Management LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in international equity securities, including common and preferred stock, American, European and Global Depositary Receipts, convertible securities, rights, warrants, and other investment companies, including exchange-traded funds. Normally has a bias towards larger companies (e.g., with market capitalizations of $10 billion or greater), but may also invest in smaller companies. May invest up to 35% of assets in issuers in emerging markets and may invest in debt securities (up to 10% in high-risk and high-yield non-investment-grade bonds). May invest in derivatives including futures, swaps and warrants. May lend its portfolio securities. Will invest at least 65% in no fewer than three different countries located outside the United States.

Main Risks: Call, convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, liquidity, market and company, market capitalization, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company and value investing.

ING BARON ASSET PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: BAMCO, Inc.

Main Investments: Invests primarily in common stocks of mid-sized growth companies (those that have a market capitalization between $1.5 billion and $12 billion). May invest in equity-type securities, in addition to common stocks, such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. May also invest in debt securities, including notes, bonds, debentures and money market instruments and convertible instruments. Debt securities may be rated or unrated, and may include below investment-grade securities or "junk bonds" or unrated securities of equivalent credit quality. May invest up to 10% of its net assets in illiquid securities. May invest, without limit, in American Depositary Receipts, and up to 10% of its assets in Global Depositary Receipts and European Depositary Receipts. May also engage in derivatives transactions including, call and put options and swap agreements. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

8

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, derivatives, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, large positions, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending and value investing.

ING BARON SMALL CAP GROWTH PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: BAMCO, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of smaller companies with market values under $2.5 billion. May invest up to 20% in foreign securities, including American Depositary Receipts. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Currency, depositary receipts, equity securities, foreign investment, growth investing, large positions, liquidity, manager, market and company, other investment companies, price volatility, securities lending and small-capitalization company.

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Investment Objective: Maximum real return, consistent with the preservation of real capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Financial Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. May invest up to 20% of its assets in non-investment-grade bonds (high-yield or junk bonds) or securities of emerging market issuers. May invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. May also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, investment-grade corporate bonds and asset-backed securities. Non-investment grade bonds acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. May buy or sell options or futures, or enter into credit default swaps, interest rate or foreign currency transactions, including swaps (collectively, commonly known as "derivatives"). Typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. May also use derivatives for leverage. May seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Asset-backed securities, credit, credit derivatives, currency, debt securities, derivatives, diversification, emerging markets, foreign investment, high-yield, lower-grade debt securities, inflation-index bonds, interest rate, leveraging, liquidity, manager, mortgage-related securities, other investment companies, portfolio turnover, securities lending and U.S. government securities and obligations.

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Investment Management, LLC

9

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies (those which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index). May invest up to 10% in foreign securities in the form of American Depositary Receipts. May also invest in investment-grade convertible securities, preferred stocks, illiquid securities and U.S. government debt securities of any maturity. May purchase or sell securities on a when-issued or delayed delivery basis or through a forward commitment. May invest in derivatives, short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds or U.S. government and money market securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Borrowing, call, convertible securities, credit, debt securities, depositary receipts, derivatives, equity securities, foreign investment, growth investing, interest rate, investment models, liquidity, manager, market and company, market capitalization, maturity, other investment companies, over-the-counter investment, portfolio turnover, restricted and illiquid securities, securities lending, U.S. government securities and obligations and when issued and delayed delivery securities and forward commitments.

ING BLACKROCK LARGE CAP VALUE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Investment Management, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies (those which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index). Will invest primarily in equity securities of companies located in the United States that the Sub-Adviser believes are undervalued. May invest up to 10% of its total assets in securities issued by foreign issuers, in the form of American Depositary Receipts. May also invest in investment-grade convertible securities, preferred stocks, illiquid securities, U.S. government debt securities of any maturity, and derivatives for hedging purposes. May purchase or sell securities on a when-issued or delayed delivery basis or through a forward commitment. May also invest in short-term debt securities (such as commercial paper), short-term debt securities without limitation (including repurchase agreements), non-convertible preferred stocks and bonds, or U.S. government and money market securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Borrowing, call, convertible securities, credit, debt securities, depositary receipts, derivatives, equity securities, foreign investment, interest rate, investment models, liquidity, manager, market and company, market capitalization, maturity, other investment companies, over-the-counter investment, portfolio turnover, restricted and illiquid securities, securities lending, U.S. government securities and obligations, value investing and when issued and delayed delivery securities and forward commitments.

ING CLARION GLOBAL REAL ESTATE PORTFOLIO

Investment Objective: High total return consisting of capital appreciation and current income.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Clarion Real Estate Securities LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that are principally engaged in the real estate industry (deriving at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate.) The portfolio will have investments located in a number of different countries located throughout the world, including the United States. May invest in companies located in countries with emerging securities markets. Generally, invests in common stocks of large-,mid- and small-sized companies, including REITs. May invest in initial public offerings, convertible securities, and Rule 144A securities. The portfolio is non-diversified and may invest a significant portion of its assets in a single issuer. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, diversification, emerging markets, equity securities, foreign investment, industry concentration, initial public offerings, liquidity, market capitalization, market trends, mid-capitalization company, other investment companies, price volatility, real estate investment trusts, restricted and illiquid securities, securities lending, and small-capitalization company.

10

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

ING CLARION REAL ESTATE PORTFOLIO

Investment Objective: Total return including capital appreciation and current income.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Clarion Real Estate Securities LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investments trusts ("REITs") and real estate companies that consist of companies that are principaly engaged in the real estate industry. A company shall be considered to be "principally engaged" in the real estate industry if it: (a) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (b) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. May also invest in convertible securities, initial public offerings and Rule 144A securities. The Portfolio is non-diversified. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, diversification, equity securities, industry concentration, initial public offerings, liquidity, manager, market and company, securities, other investment companies, portfolio turnover, real estate investment trusts, Rule 144A, sector and securities lending.

ING COLUMBIA SMALL CAP VALUE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Columbia Management Advisors, LLC

Main Investments: Normally invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies within the Russell 2000® Value Index at the time of purchase. May invest up to 20% of its total assets in foreign securities and depositary receipts. May also invest in real estate investments trusts ("REITs") and other investment companies, including exchange-traded funds ("ETFs"). May also invest in convertible securities, initial public offerings and derivatives including options on securities, options on stock indices, covered calls, put options and over-the-counter options.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, equity securities, foreign investment, initial public offerings, liquidity, manager, market and company, other investment companies, over-the-counter investment, price volatility, real estate investment trusts, securities lending, small-capitalization company and value investing.

ING DAVIS NEW YORK VENTURE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Davis Selected Advisers, L.P.

Main Investments: Invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. May invest a limited portion of its assets in companies whose shares may be subject to controversy, foreign securities, and non-equity securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Credit, currency, debt securities, equity securities, foreign investment, headline, industry focus, interest rate, liquidity, manager, market and company, other investment companies, price volatility, securities lending and value investing.

11

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

ING DISCIPLINED INTERNATIONAL SMALLCAP FUND

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies (defined as those companies with market capitalizations that fall within the range of companies in the S&P Developed Ex.-U.S. Small Cap Index) At least 65% of its assets will normally be invested in companies located in a number of different countries, other than the United States. May invest up to 35% of its total assets in U.S. issuers. May invest in companies located in countries with emerging securities markets. May invest in derivative instruments, including, but not limited to futures, options and foreign currency contracts. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

Main Risks: Derivatives, diversification, emerging markets, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, securities lending, small-capitalization company and value investing.

ING DISCIPLINED SMALL CAP VALUE PORTFOLIO

Investment Objective: Outperform the total return performance of the Russell 2000® Value Index by investing in common stocks of small companies whose stock prices are believed to be undervalued.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the Russell 2000® Value Index. May also invest in derivative instruments. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, equity securities, index strategy, investment models, liquidity, manager, other investment companies, portfolio turnover, securities lending, small-capitalization company and value investing.

ING EVERGREEN OMEGA PORTFOLIO

Investment Objective: Long-term capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Evergreen Investment Management Company, LLC

Main Investments: Invests primarily, and under normal conditions substantially all of its assets, in common stocks of U.S. companies across all market capitalizations. May also invest up to 25% of assets in foreign securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Equity securities, foreign investment, growth investing, investment style, liquidity, manager, market capitalization, mid-capitalization company, other investment companies, price volatility, securities lending and small-capitalization company.

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Fidelity Management & Research Company

12

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations (defined as those whose market capitalizations are similar to the market capitalizations of companies in the Russell Midcap® Index or the S&P MidCap 400 Index). May also invest in companies with smaller or larger market capitalizations. May invest up to 25% of assets in foreign securities, including emerging markets. May buy and sell future contracts and other investment companies, including exchange-traded funds.

Main Risks: Derivatives, emerging markets, equity securities, foreign investment, growth investing, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, portfolio turnover, securities lending, small-capitalization company and value investing.

ING FRANKLIN MUTUAL SHARES PORTFOLIO

Investment Objectives: Capital appreciation with a secondary goal of income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Mutual Advisers, LLC

Main Investments: Invests primarily in equity securities, including common and preferred stocks and convertible securities, of companies of any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria. The Portfolio currently invests the equity portion of its Portfolio primarily to predominantly (up to 100% of its assets) in companies with market capitalization values greater than $5 billion, although it may invest a portion of its assets in small-capitalization companies and is not limited to pre-set maximums or minimums governing size of companies in which it may invest. May invest significantly (up to 35%) in foreign investments, including sovereign debt and foreign government debt. May from time to time attempt to hedge against currency risks by using forward foreign currency exchange contracts. May also engage from time to time in an "arbitrage" strategy and may invest in distressed companies, including bank debt, lower rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness of, or trade claims against, such companies. The sub-adviser may keep a portion, which may be significant at times, of the Portfolio's assets in cash or invested in high-quality, short-term money market securities, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations.

Main Risks: Convertible securities, credit, currency, derivatives, equity securities, foreign investment, high-yield, lower-grade debt securities, investment models, liquidity, manager, market capitalization, mid-capitalization company, other investment companies, portfolio turnover, risk arbitrage securities and distressed companies, securities lending, small-capitalization company, sovereign debt and value investing.

ING GLOBAL BOND FUND

Investment Objective: Seeks to maximize total return through a combination of current income and capital appreciation

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds of issuers in a number of different countries, which may include the United States. May invest in securities of issuers located in developed and emerging market countries. May also borrow money from banks and invest the proceeds of such loans in portfolio securities as permitted under the 1940 Act, ("leveraging"). Invests primarily in investment-grade securities. May also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements and other investment companies. May also invest up to 5% of its assets in a combination of floating rate secured loans ("Senior Loans") and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. May invest a portion of its assets in high-yield debt securities rated below investment-grade, but the Fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment grade. The dollar-weighted average portfolio duration of the Fund will generally range between two and nine years. The Fund may use futures, swaps (including interest rate swaps, total return swaps and credit default swaps), options and other derivative instruments, buy backs or dollar rolls and reverse repurchase agreements. The Fund is non-diversified which means it may invest a significant portion of its assets in a single issuer.

13

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Main Risks: Borrowing, credit, debt securities, derivatives, diversification, foreign investing, high-yield, lower-grade debt securities, interest rate, leveraging, liquidity, mortgage-related securities, other investment companies, portfolio turnover, price volatility and securities lending.

ING GLOBAL RESOURCES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. A company is considered to be in a natural resources industry when it is significantly engaged, meaning that at least 50% of its assets, revenues, or operating profits are involved in or result from researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading, distributing or owning natural resources assets. May invest up to a maximum of 50% of its net assets in any single industry of natural resources. Also may invest in: securities issued by companies that are not in natural resources industries; investment-grade corporate debt; repurchase agreements; derivatives and commodities including gold bullion and coins. May invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stock, direct equity interests in trusts, preferred stocks, partnerships (including master limited partnerships), restricted securities, American Depositary Receipts and Global Depositary Receipts. Normally invests in companies with a large-capitalization, but may also invest in mid- and small-sized companies. May also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. May invest in derivative securities and structured notes, whose value is linked to the price of a commodity or commodity index. The Portfolio is non-diversified, and when compared with other funds, may invest a significant portion of its assets in a single issuer.

Main Risks: Commodities, debt securities, depositary receipts, derivatives, diversification, emerging markets, equity securities, foreign investment, industry focus, liquidity, manager, market and company, mid-capitalization company, natural resources, over-the-counter investment, other investment companies, portfolio turnover, restricted and illiquid securities, sector, securities lending and small-capitalization company.

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO

Investment Objective: Long-term total return consisting of capital appreciation and income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Goldman Sachs Asset Management, L.P.

Main Investments: Invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in other fixed-income and debt instruments. May invest at least 25% of its assets in commodity-linked structured notes. Invests in commodity-linked derivative instruments such as commodity-linked structured notes. Invests in investment-grade fixed-income securities. May invest in corporate securities, U.S. government securities, mortgage-backed securities, asset-backed securities, and fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. May invest up to 35% of its net assets in foreign securities including countries with emerging markets, and up to 10% of its assets in non-investment-grade fixed-income securities. May also invest in options, futures, options on futures and swaps. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The Portfolio is "non-diversified" under the 1940 Act and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Main Risks: Absence of regulation, asset-backed securities, borrowing, call, commodities, convertible securities, counterparty, credit, currency, debt securities, derivatives, diversification, emerging markets, equity securities, extension, foreign investment, high-yield, lower-grade debt securities, industry focus, interest rate, leveraging, liquidity, manager, market and company, mortgage-related securities, over-the-counter investment, other investment companies, price volatility, sector, securities lending and U.S. government securities and obligations.

14

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

ING GROWTH AND INCOME PORTFOLIO

Investment Objective: Maximize total return.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 65% of its total assets in common stocks believed to have significant potential for capital appreciation or income growth or both. Emphasizes stocks of larger companies. May invest up to 25% in foreign securities. May invest in derivatives, including, but not limited to, put and call options. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, derivatives, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility and securities lending.

ING INDEX PLUS LARGECAP PORTFOLIO

Investment Objective: Outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of large-capitalization companies included in the S&P 500® Index and have a market capitalization of at least $3 billion. May invest in derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, liquidity, other investment companies, portfolio turnover, price volatility and securities lending.

ING INDEX PLUS MIDCAP PORTFOLIO

Investment Objective: Outperform the total return performance of the S&P MidCap 400 Index while maintaining a market level of risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of mid-capitalization companies included in the S&P MidCap 400 Index and have a market capitalization between $87 million and $4.6 billion. May invest in derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, liquidity, mid-capitalization company, other investment companies, portfolio turnover, price volatility and securities lending.

ING INDEX PLUS SMALLCAP PORTFOLIO

Investment Objective: Outperform the total return performance of the S&P SmallCap 600 Index while maintaining a market level of risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the S&P SmallCap 600 Index and have a market capitalization between $15 million and $2.3 billion. May invest in derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, liquidity, other investment companies, price volatility, securities lending and small-capitalization company.

15

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

ING INTERMEDIATE BOND PORTFOLIO

Investment Objective: Maximize total return consistent with reasonable risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds, including, but not limited to, corporate, government and mortgage bonds which are rated investment-grade. May invest a portion of assets in high-yield (high risk) debt securities, commonly known as "junk bonds". May invest in preferred stocks, high quality money market instruments, municipal bonds, debt securities of foreign issuers, mortgage- and asset-backed securities, options and futures contracts involving securities, securities indices, and interest rates. May engage in dollar roll transactions and swap agreements. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Credit, derivatives, extension, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, mortgage-related securities, other investment companies, prepayment, portfolio turnover, price volatility, securities lending and U.S. government securities and obligations.

ING INTERNATIONAL VALUE PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 65% of its assets in equity securities of issuers located in a number of different countries outside of the United States. Invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. Generally invests in common and preferred stocks, warrants and convertible securities. May invest in emerging markets countries. May invest in government debt securities of developed foreign countries. May invest up to 35% of assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. May invest in derivative instruments, including futures, options and swaps. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, debt securities, derivatives, emerging markets, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, securities lending and value investing.

ING JANUS CONTRARIAN PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Janus Capital Management LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. The Portfolio is non-diversified. May also invest in foreign equity and debt securities (either directly or through depositary receipts), up to 20% in high-yield debt securities (junk bonds); derivatives; securities purchased on a when-issued, delayed delivery or forward commitment basis; illiquid securities (up to 15%); and may invest more than 25% of its assets in securities of companies in one or more market sectors. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Call, credit, debt securities, depositary receipts, derivatives, diversification, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, market capitalization, maturity, mid-capitalization company, other investment companies, restricted and illiquid securities, sector, securities lending, small-capitalization company, special situations and value investing.

16

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers located in at least three countries with emerging securities markets. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. May also invest to a lesser extent in debt securities of issuers in countries with emerging markets. May invest in derivatives (including futures contracts, options and swaps). May invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. May also invest in high-quality, short-term money market instruments and repurchase agreements. While the Portfolio invests primarily in equities, it may also invest in debt securities, including high-yield securities which are below investment-grade (junk bonds) and mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. May enter into "dollar rolls". May invest in less developed countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the Investment Company Act of 1940, as amended. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Call, convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, mortgage-related securities, other investment companies, restricted and illiquid securities, securities lending and small-capitalization company.

ING JPMORGAN MID CAP VALUE PORTFOLIO

Investment Objective: Growth from capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies (those with market capitalizations between $1 billion and $20 billion) that the sub-adviser believes are undervalued. Normally invests in securities that are traded on registered exchanges or the over-the-counter market in the United States. May invest in other equity securities, including preferred stock, convertible securities, foreign securities (including depositary receipts) and derivatives. May also invest up to 15% in real estate investment trusts. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, equity securities, foreign investment, investment style, liquidity, manager, market and company, mid-capitalization company, other investment companies, over-the-counter investment, price volatility, real estate investment trusts, securities lending and value investing.

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO

Investment Objective: Capital growth over the long term.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small-capitalization companies (defined as those with market capitalization equal to those within a universe of Russell 2000® Index stocks). May also invest up to 20% of its total assets in foreign securities, including depositary receipts; convertible securities; high-quality money market instruments; and repurchase agreements. Investments in equity securities may include real estate investment trusts. May invest in derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

17

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, growth investing, investment models, liquidity, manager, market and company, market capitalization, mid-capitalization company, mortgage-related securities, other investment companies, real estate investment trusts, securities lending, small-capitalization company and value investing.

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: ClearBridge Advisors, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. The Portfolio may invest in securities of large, well-known companies but may also invest in medium- to small-sized companies. Investments may include securities listed on a securities exchange or traded in the over-the-counter markets. May invest directly, up to 25% of its assets, in foreign securities or in depositary receipts (including emerging market securities); and may have exposure to foreign currencies. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, emerging growth, emerging markets, equity securities, foreign investment, liquidity, manager, market and company, mid-capitalization company, other investment companies, over-the-counter investment, price volatility, securities lending and small-capitalization company.

ING LIMITED MATURITY BOND PORTFOLIO

Investment Objectives: Highest current income consistent with low risk to principal and liquidity. As a secondary objective, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds that are primarily limited maturity debt securities. Under normal market conditions, the Portfolio maintains significant exposure to government securities. Invests in non-government securities only if rated Baa3 or better by Moody's or BBB- or better by S&P or BBB- or better by Fitch or if not rated determined that they are of comparable quality. May also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. May engage in dollar roll transactions and swap agreements, including credit default swaps. May use options and futures contracts involving securities, securities indices and interest rates. A portion of the Portfolio's assets may be invested in mortgage-backed and asset-backed debt securities. May borrow up to 10% of the value of its net assets. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Asset-backed securities, borrowing, call, credit, credit derivatives, debt securities, derivatives, equity securities, foreign investment, income, interest rate, leveraging, liquidity, manager, mortgage-related securities, other investment companies, portfolio turnover, restricted and illiquid securities, sector, securities lending, sovereign debt and U.S. government securities and obligations.

ING LORD ABBETT AFFILIATED PORTFOLIO

Investment Objectives: Long-term growth of capital. Current income is a secondary objective.

Investment Adviser: Directed Services LLC

Sub-Adviser: Lord, Abbett & Co. LLC

Main Investments: Invests primarily in equity securities of large, seasoned, U.S. and multinational companies (large companies are defined as those companies in the Russell 1000® Index). Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. May invest up to 10% of its assets in foreign securities and also

18

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

may invest in American Depositary Receipts and similar depositary receipts, which are not subject to the 10% limit on investment. May invest in convertible bonds and convertible preferred stock, and in derivatives and similar investments. May buy and sell options on securities and securities indices for hedging or cross-hedging purposes and may sell covered call options on its portfolio securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, market capitalization, market trends, other investment companies, securities lending and value investing.

ING MARSICO GROWTH PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Marsico Capital Management, LLC

Main Investments: Invests primarily in equity securities selected for their long-term growth potential. Will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies (those with market capitalizations of $4 billion or more). May also invest in foreign securities, including American Depositary Receipts or other depositary receipts (including emerging markets) and forward foreign currency contracts, futures and options. May invest more than 25% of its total assets in securities of companies in a single market sector. Generally will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Currency, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, investment models, liquidity, manager, market and company, market capitalization, market trends, other investment companies, price volatility, sector and securities lending.

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Marsico Capital Management, LLC

Main Investments: Invests at least 65% of its assets in common stocks of foreign companies selected for their long-term growth potential. May invest in companies of any size throughout the world. Invests in issuers from a number of different countries, not including the United States. May invest, without limit, in foreign investments including American Depositary Receipts or other depositary receipts. Some issuers of securities in the Portfolio may be based or economically tied to the United States. May use options, futures and forward foreign currency contracts. May invest in emerging markets. May invest up to 10% in fixed-income securities and up to 5% in high-yield bonds or mortgage- and asset-backed securities. May invest up to 15% in illiquid securities. May invest more than 25% of its total assets in securities of companies in a single market sector, though it generally will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities.

Main Risks: Credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, investment models, liquidity, manager, market and company, market capitalization, market trends, mid-capitalization company, mortgage-related securities, other investment companies, over-the-counter investment, price volatility, restricted and illiquid securities, sector, securities lending and small-capitalization company.

ING MIDCAP OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

19

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-sized U.S. companies. Mid-sized companies are those with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index. May also invest in derivative instruments and foreign securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, foreign investment, growth investing, liquidity, market trends, mid-capitalization company, other investment companies, price volatility, portfolio turnover and securities lending.

ING MONEY MARKET PORTFOLIO

Investment Objective: High current return, consistent with preservation of capital and liquidity through investment in high-quality money market investments while maintaining a stable share price of $1.00.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests in high-quality, U.S. dollar denominated short-term debt securities. Obligations in which the Portfolio invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7 under the Investment Company Act of 1940, the Portfolio may invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. May invest more than 25% of its total assets in instruments issued by domestic banks and may significantly invest in securities issued by financial services companies. May purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. May also invest in variable rate master demand obligations. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Concentration in financial services sector, credit, foreign investment, interest rate, liquidity, mortgage-related securities, other investment companies, prepayment and call, repurchase agreement and U.S. government securities and obligations.

ING MULTI-MANAGER INTERNATIONAL SMALL CAP PORTFOLIO

Investment Objective: Maximum long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Advisers: Schroder Investment Management North America, Inc.
American Century Global Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies (those that have a market capitalization that falls within the range of companies in the S&P Developed Ex-U.S. Small Cap Index between $9.8 million and $7.6 billion). Invests at least 65% of its assets in companies located outside the United States, including emerging markets. Invests primarily in common stock or securities convertible into common stock of international issuers, but may invest from time to time in such instruments as forward currency contracts; futures contracts; other investment companies, including exchange-traded funds; rights; American Depositary Receipts and Global Depositary Receipts. May also invest in mid-capitalization sized companies.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, initial public offerings, investment models, liquidity, manager, market and company, market trends, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company and value investing.

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

Investment Objective: High level of current income principally derived from interest on debt securities.

Investment Adviser: Directed Services LLC

Sub-Adviser: OppenheimerFunds, Inc.

20

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Main Investments: Invests in debt securities of issuers in three market sectors: foreign governments and companies; U.S. government securities; and lower-grade, high-yield securities of U.S. and foreign companies. Those debt securities include foreign government and U.S. government bonds and notes, collateralized mortgage obligations, other mortgage- and asset-backed securities, participation interest in loans, structured notes, lower-grade, high-yield debt obligations and zero-coupon or stripped securities. May invest up to 100% of its assets in any one sector at any time. Foreign investments can include debt securities of issuers in developed markets as well as emerging markets. Can use hedging instruments and certain derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, mortgage-related securities, other investment companies, prepayment or call, price volatility, sector allocation, securities lending, U.S. government securities and obligations and zero-coupon.

ING OPPORTUNISTIC LARGECAP PORTFOLIO

Investment Objective: Growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large U.S. companies (defined as companies that have a market capitalization of at least $3 billion). May also invest in mid- and small-sized companies. May Invest up to 25% of its assets in foreign securities including ADRs. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. May also invest in derivatives. May also invest in certain high risk investments, including derivatives such as options and futures, among others.

Main Risks: Convertible securities, derivatives, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, securities lending and value investing.

ING PIMCO HIGH YIELD PORTFOLIO

Investment Objective: Maximum total return, consistent with preservation of capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Main Investments: Invests at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of high-yield securities (junk bonds) rated below investment-grade but rated at least CCC/Caa by Moody's Investors Service, Inc., Standard and Poor's Ratings Services, or Fitch Ratings, or if unrated, determined to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities. The remainder of assets may be invested in investment-grade fixed-income investments. May invest up to 20% in non-U.S. dollar-denominated securities and without limit in U.S. dollar-denominated foreign securities (up to 15% in emerging markets). May invest in fixed-income instruments. May invest in derivatives based on fixed-income instruments, including swaps and its net exposure to derivative securities may be equal to up to 100% of its total assets. May also engage in short sales. May invest all of its assets in mortgage- or asset-backed securities. May, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as "buy backs" or "dollar rolls"). May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Borrowing, call, convertible securities, credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity, mortgage-related securities, other investment companies, portfolio turnover, securities lending, short sales, sovereign debt, U.S. government securities and obligations and when issued and delayed delivery securities and forward commitment.

21

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

ING PIMCO TOTAL RETURN BOND PORTFOLIO

Investment Objective: Maximum total return, consistent with preservation of capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index. May invest in fixed-income instruments and derivatives based on fixed-income instruments, such as forwards, options, futures contracts or swap agreements and engage in short sales. May also invest all of its assets in derivative instruments, such as mortgage- or asset-backed securities. May also invest up to 10% of its total assets in preferred stocks. Invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high-yield securities. May invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure normally will be limited to 20% of the Portfolio's total assets. May invest up to 15% of its total assets in emerging market countries. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Borrowing, call, convertible securities, credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity, mortgage-related securities, other investment companies, portfolio turnover, securities lending, short sales, sovereign debt, U.S. government securities and obligations and when issued and delayed delivery securities and forward commitment.

ING PIONEER EQUITY INCOME PORTFOLIO

Investment Objective: Current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. issuers that are expected to produce income. Income-producing equity securities include common stocks, preferred stocks, equity-based exchange-traded funds ("ETFs") and equity interests in real estate investment trusts ("REITs"). The Sub- Adviser may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The Portfolio will not invest more than 5% of its total assets in the securities of emerging market issuers. The remainder of the assets may be invested in debt securities, most of which are expected to be convertible into common stocks. May invest up to 10% of its net assets in below investment-grade debt securities, including convertible debt securities.

Main Risks: Convertible securities, credit, debt securities, emerging markets, equity securities, foreign securities, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, market capitalization, market trends, other investment companies, real estate investment trusts, securities lending and value investing.

ING PIONEER FUND PORTFOLIO

Investment Objective: Reasonable income and capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests in a broad list of carefully selected securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. Invests the major portion of its assets in equity securities primarily in U.S. issuers (including common stocks, convertible debt, and other equity instruments, such as exchange-traded funds ("ETFs") that invest primarily in equity securities, equity interests in real estate investment trusts ("REITs"), depositary receipts, warrants, rights and preferred stocks. May invest up to 20% of its net assets in REITs and up to 20% of its assets in foreign issuers.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, other investment companies, real estate investment trusts, securities lending and value investing.

22

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

ING PIONEER HIGH YIELD PORTFOLIO

Investment Objective: Maximize total return through income and capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in below investment-grade (high-yield) debt securities and preferred stocks. May also invest in other investment companies, including exchange-traded funds and real estate investment trusts. Invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities. May invest more than 25% of its assets in the same market segment. May invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. May invest up to 15% of its total assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. May invest in investment-grade and below investment-grade convertible bonds and preferred stocks that are convertible into equity securities, mortgage-backed and asset-backed securities, mortgage derivatives and structured securities. May also invest in equity securities of U.S. and non-U.S. issuers including common stocks, depositary receipts, warrants, rights and other equity interests. May use derivatives for hedging, but from time to time may use derivatives as a substitute for purchasing or selling securities or to increase the Portfolio's return. May invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.

Main Risks: Convertible securities, credit, credit derivatives, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, leveraging, liquidity, manager, market and company, mortgage-related securities, other investment companies, prepayment or call, price volatility, real estate investment trusts, sector, securities lending, value investing and zero-coupon.

ING PIONEER MID CAP VALUE PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-size companies (defined as those companies with market capitalizations of companies included in the Russell Midcap® Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Mid Cap® Value Index as measured at the end of the preceding month and are not less than the smallest company in the index). The equity securities in which the Portfolio invests include common and preferred stocks, depositary receipts, convertible debt, other investment companies, including exchange-traded funds ("ETFs") that invest in equity securities, and equity interests in real estate investment trusts ("REITs"). May invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers.

Main Risks: Call, convertible securities, debt securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, price volatility, real estate investment trusts, securities lending and value investing.

ING REAL ESTATE FUND

Investment Objective: Total return consisting of long-term capital appreciation and current income.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Clarion Real Estate Securities LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investment trusts and real estate companies. May invest in companies of any market capitalization; however, it will generally not invest in companies with market capitalization of less than $100 million. May invest in initial public offerings, convertible securities and Rule 144A securities. The Portfolio is non-diversified.

Main Risks: Concentration, convertible securities, diversification, initial public offerings, liquidity, manager, market trends, other investment companies, price volatility, real estate investment trusts, real estate, Rule 144A securities and securities lending.

23

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

ING SMALL COMPANY PORTFOLIO

Investment Objective: Growth of capital.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies (defined as those included in S&P SmallCap 600 Index or the Russell 2000® Index or if not included in either index have market capitalizations between $3.2 million and $7 billion). May invest in derivatives and foreign securities. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

Main Risks: Derivatives, foreign investment, liquidity, market trends, other investment companies, price volatility, securities lending and small-capitalization company.

ING SMALLCAP OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stock of smaller, lesser-known U.S. companies. Smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Growth investing, liquidity, market trends, other investment companies, price volatility, securities lending and small-capitalization company.

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

Investment Objective: Long-term capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Investment Counsel, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in foreign (non-U.S.) equity securities, including countries with emerging securities markets. Equity securities include common stocks, preferred stocks and convertible securities. May also invest a portion of its assets in smaller companies (those companies with market capitalizations of less than $4 billion). May also invest in ADRs, GDRs and EDRs. May also have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, geographic focus, interest rate, liquidity, manager, market and company, other investment companies, price volatility, sector, securities lending, small-capitalization company and value investing.

ING THORNBURG VALUE PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Thornburg Investment Management, Inc.

Main Investments: Invests at least 65% of its net assets in domestic equity securities, primarily common stocks but may also include convertible securities, selected on a value basis. May also own a variety of securities, including foreign equity and debt securities of any maturity, domestic debt securities and ADRs. May invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. May have exposure to emerging markets.

24

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company and value investing.

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Investment Objective: Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes — equity securities, debt securities and money market instruments. Invests primarily in the common stocks of established U.S. companies the Sub-Adviser believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio's total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures and options. May invest up to 25% of its net assets in foreign equity securities. May also invest in shares of other investment companies, including exchange-traded funds and T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price, to the extent permitted by the Investment Company Act of 1940 as amended and the rules, regulations and exemptive orders thereunder. To prevent losses as well as achieve gains, the Sub-Adviser may also use a value approach in selecting investments. May invest in some securities that do not meet the criteria above when the Sub-Adviser perceives an unusual opportunity for gain. Debt securities and convertible bonds may constitute a significant portion of the investment portfolio. May invest in privately negotiated notes or loans, loan participations, assignments, debt securities of any maturity and credit quality and up to 15% in debt securities below investment grade. Remaining assets may be invested in a variety of money market instruments not exceeding one year. The Portfolio may also borrow securities and lend securities up to 33 1/3% of its total assets.

Main Risks: Asset Allocation, borrowing, call, convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity, other investment companies, price volatility, restricted and illiquid securities, securities lending, special situations, U.S. government securities and obligations, and value investing.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies having market capitalization within the range of companies in the Russell Midcap® Growth Index or S&P MidCap 400 Index. Focuses on mid-size companies. Most investments will be in U.S. common stocks but may also invest in foreign securities, futures and options. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund. May also invest in U.S. and foreign dollar-denominated money market securities and U.S. and foreign dollar currencies.

Main Risks: Currency, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility and securities lending.

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO

Investment Objective: Substantial dividend income as well as long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

25

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. May invest in convertible securities, warrants, preferred stocks, foreign securities, debt securities, including high-yield debt securities and futures and options. Investments in a company may also be made through a privately negotiated note or loan, including loan participations and assignments. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund. May also invest in U.S. and foreign dollar-denominated money market securities and U.S. dollar and non-U.S. dollar currencies. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Call, convertible securities, currency, debt securities, derivatives, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, other investment companies, securities lending, special situations and value investing.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Investment Objectives: Long-term capital growth, and secondarily, increasing dividend income.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with a focus on growth companies. May also purchase foreign securities, hybrid securities, futures and options. May have exposure to foreign currencies. Investment in foreign securities limited to 30%. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund. May also invest in U.S. and foreign dollar-denominated money market securities and U.S. and foreign dollar currencies.

Main Risks: Currency, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, other investment companies, price volatility and securities lending.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

Investment Objective: Long-term growth of capital and future income.

Investment Adviser: Directed Services LLC

Sub-Adviser: UBS Global Asset Management (Americas) Inc.

Main Investments: Invests at least 80% its net assets (plus borrowings for investment purposes) in equity securities of U.S. large-capitalization companies (defined as those companies with a market capitalization within the range of the Russell 1000® Index). Equity investments include dividend-paying securities, common stocks, preferred stocks and convertible securities. Emphasizes large-capitalization stocks, but may hold small- and mid-capitalization stocks. May invest in options, futures and other derivatives and exchange-traded funds. May invest up to 20% of its assets in non-U. S. securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, currency, derivatives, equity securities, foreign investment, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company and value investing.

ING U.S. BOND INDEX PORTFOLIO

Investment Objective: Investment results (before fees and expenses) that correspond to the total return of the Barclays Capital U.S. Aggregate Bond Index ("BCAB Index" or "Index").

Investment Adviser: ING Investments, LLC

Sub-Adviser: Neuberger Berman Fixed Income LLC

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in a portfolio of investment-grade debt securities, rated at least A by Moody's Investors Service, Inc. or rated at least A by Standard & Poor's

26

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Ratings Services Corporation, or of comparable quality if unrated which are, at the time of purchase, included in the BCAB Index, derivatives whose economic returns are, by design closely equivalent to the returns of the BCAB Index or its components and exchange-traded funds. The Portfolio invests principally in bonds and employs a "passive management" approach designed to track the performance of the BCAB Index, which is an unmanaged index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities. The Portfolio maintains a weighted average effective duration within one year on either side of the duration of the BCAB Index, which generally ranges between 3.5 and 6 years. The Portfolio attempts to replicate the index by investing all, or substantially all, of its assets in stocks that make up the BCAB Index. The Portfolio will not hold all of the same debt securities as the BCAB Index. The Portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of debt securities in the BCAB Index and to provide equity exposure to the Portfolio's cash position. May also invest in other investment companies to the extent permitted under the 1940 Act and the rules and regulations thereunder.

Main Risks: Credit, debt securities, derivatives, index strategy, interest rate, liquidity, mortgage-related securities, other investment companies, portfolio turnover, prepayment or call, price volatility, securities lending and U.S. government securities and obligations .

ING VAN KAMPEN COMSTOCK PORTFOLIO

Investment Objective: Capital growth and income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

Main Investments: Invests in equity securities including common stocks, preferred stocks, and convertible securities. May invest up to 15% of its assets in real estate investment trusts ("REITs"). May invest up to 10% of assets in high-quality short-term debt securities and investment-grade corporate debt securities. May invest up to 25% of assets in foreign securities. May also invest in American Depositary Receipts ("ADRs") without limitation and may invest in derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, derivatives, equity securities, foreign investment, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, real estate investment trusts, securities lending, small-capitalization company and value investing.

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO

Investment Objective: Long-term growth of capital and income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

Main Investments: Invests primarily in what the sub-adviser believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment-grade," which are securities rated within the four highest grades assigned by Standard & Poor's Ratings Services or by Moody's Investors Service, Inc. Although the Portfolio may invest in companies of any size, the sub-adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. May invest up to 15% of its total assets in real estate investment trusts and up to 25% of its total assets in securities of foreign issuers. May purchase and sell certain derivative instruments, such as options, futures and options on futures. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Call, convertible securities, debt securities, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, real estate investment trusts, securities lending and small-capitalization company.

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Manager: Directed Services LLC

27

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Sub-Adviser: Wells Capital Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of small-capitalization companies (companies whose market capitalization is substantially similar to that of companies in the Russell 2500TM Index at the time of purchase). May invest in any sector, and at times, the sub-adviser may emphasize one or more particular sectors. May also invest up to 25% of its total assets in foreign securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Equity securities, foreign investment, liquidity, manager, market and company, market capitalization, other investment companies, sector, securities lending, small-capitalization company and value investing.

28

MORE INFORMATION ON RISKS

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending upon what it invests in and what strategies it uses. The following are some of the key risks you should know about before investing in the Portfolio:

>  Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. Furthermore, DSL's allocation of the Portfolio's assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in losses that could be severe. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

Assets will be allocated among asset classes and markets based on judgments made by DSL and the recommendations of the Consultant. There is a risk that the Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

>  Performance of the Underlying Funds Will Vary

The performance of the Portfolio depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

>  Temporary Defensive Positions

The Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect the Portfolio or an Underlying Fund. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While the Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. The Portfolio's or an Underlying Fund's defensive investment position may not be effective in protecting its value.

>  Conflict of Interest

In making decisions on the allocation of the assets of the Portfolio among the Underlying Funds, DSL is subject to several conflicts of interest because it serves as the investment adviser to the Portfolio, and it or an affiliate serves as investment adviser or sub-adviser to the Underlying Funds. These conflicts could arise because DSL or its affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with DSL, the entire advisory fee is retained by an ING company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of DSL, DSL may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to ING. Further, DSL may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, DSL or an affiliate. Therefore, DSL may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate or the interests of an Underlying Fund rather than a Portfolio.

DSL has informed the Trust's Board of Directors that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Portfolio is offered as investment options. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. DSL's investment decisions for the Portfolio, including its allocation decisions with respect to the Portfolio's Underlying Funds, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to Underlying Funds which invest primarily in fixed-income securities or in a more conservative or less volatile investment style may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company's risk from the lifetime income or death benefits, or may make it easier for the insurance company to manage its risk through the use of various hedging techniques. DSL has developed an investment process using an allocation committee which seeks to ensure that the Portfolio is managed in the best interest of its shareholders. Further, DSL has adopted various policies and procedures that are intended to identify, monitor and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that DSL's allocation decisions may be affected by its conflicts of interest.

29

RISKS ASSOCIATED WITH AN INVESTMENT IN THE UNDERLYING FUNDS

The Portfolio is also affected by other kinds of risks, depending on the types of securities held or the strategies used by the Underlying Funds, such as:

Absence of Regulation Risk In general, there is less governmental regulation and supervision of transactions in the over-the-counter markets (in which option contracts and certain options on swaps are generally traded) than of transactions entered into on organized exchanges.

Asset Allocation Risk Certain of the Underlying Funds may allocate their investments between equity and fixed-income securities and among various segments of markets based on judgments made by a sub-adviser. An Underlying Fund that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Asset-Backed Securities Risk The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by an Underlying Fund will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An Underlying Fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Borrowing Risk An Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of an Underlying Fund's shares and in the Underlying Fund's return. Borrowing will cost an Underlying Fund interest expense and other fees. The cost of borrowing may reduce an Underlying Fund's return.

Call Risk During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities Risk Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Concentration Risk When an Underlying Fund invests primarily in securities of companies in a particular market industry, the Underlying Fund may be subject to greater risks and market fluctuations than other funds that are more diversified by industry.

Concentration in Financial Services Sector Risk The risks of concentrating in investments in the financial services sector include credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations). In addition, to the extent an Underlying Fund concentrates in the banking industry, the risks described above may be greater.

Convertible Securities Risk The value of convertible securities may fall when interest rates rise and increase as interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk An Underlying Fund could lose money if a bond issuer is unable to make principal and interest payments when due. An Underlying Fund's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. An Underlying Fund's investment in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities involve credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

Credit Derivatives Risk Certain Underlying Funds may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. An Underlying Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, an Underlying Fund either delivers the defaulted

30

bond (if the Underlying Fund has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the Underlying Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Currency Risk Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund's investments in foreign currency-denominated securities may reduce the value of an Underlying Fund's assets.

Debt Securities Risk The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts Risk Certain Underlying Funds may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives Risk Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Underlying Fund's investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk The Portfolio may invest in Underlying Funds that are considered "non-diversified." A non-diversified fund may invest in securities of a fewer number of issuers than diversified funds, which increases the risk that its value could go down because of poor performance of a single investment or a small number of investments.

Emerging Growth Risk An Underlying Fund's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in the Underlying Fund's net asset value and the value of your investment.

Emerging Markets Risk Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

31

Equity Securities Risk Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

Extension Risk Slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

Foreign Investment Risk Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

Geographic Focus Risk Certain Underlying Funds may invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. If an Underlying Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An Underlying Fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

Growth Investing Risk Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Headline Risk To take advantage of an attractive valuation, an Underlying Fund may invest in a company when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual shareholder report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. There is a risk that the company's stock may never recover.

High-Yield, Lower-Grade Debt Securities Risk Because certain Underlying Funds can invest in securities rated below investment-grade, their credit risks are greater than that of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Underlying Fund to sell them quickly at an acceptable price. These risks can reduce an Underlying Fund's share prices and the income it earns.

Income Risk An Underlying Fund's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

Index Strategy Risk Certain Underlying Funds use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between an Underlying Fund and the index performance may be affected by the Underlying Fund's expenses, and the timing of purchases and redemptions of the Underlying Fund's shares.

Industry Focus Risk To the extent that an Underlying Fund is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent

32

that an Underlying Fund invests in the financial services sector, the value of the Underlying Fund may be subject to special risks, including greater sensitivity to economic, political or regulatory developments and to greater volatility than a fund with a portfolio that is less focused in that particular sector.

Inflation-Indexed Bonds Risk Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Initial Public Offerings ("IPOs") Risk Certain Underlying Funds may invest in IPOs. IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the Portfolio's asset base is relatively small. However, there is no assurance that the Portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Interest Rate Risk The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investment by Funds-of-Funds Risk Each of the Underlying Funds' shares may be purchased by other investment companies, including the funds-of-funds. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the Portfolio. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. DSL will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Underlying Funds and the funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act") or under the terms of an exemptive order granted by the SEC.

Investment Models Risk The proprietary models used by an Underlying Fund's sub-adviser to evaluate securities or securities markets are based on the sub-adviser's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Investment Style Risk Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well investor sentiment. An Underlying Fund may outperform or underperform other funds that employ a different style. An Underlying Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Issuer Concentration Risk Because an Underlying Fund may invest a relatively large percentage of its assets in a single issuer, an Underlying Fund's performance may be particularly sensitive to changes in the value of securities of these issuers.

Large Positions Risk An Underlying Fund may establish significant positions in companies which the Underlying Fund's sub-adviser has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on the Underlying Fund's net asset value. The Underlying Fund's returns may be more volatile than those of a less concentrated fund.

Leveraging Risk Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Underlying Fund's securities.

Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. Underlying Funds with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have the greatest exposure to liquidity risk.

33

Manager Risk An Underlying Fund's sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no assurance that these will achieve the Underlying Fund's investment objective. An Underlying Fund's sub-adviser may use investment techniques or invest in securities that are not part of an Underlying Fund's principal investment strategy. For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced. The Underlying Fund's sub-adviser could do a poor job in executing an investment strategy. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

Many sub-advisers of equity funds employ styles that are characterized as "value" or "growth." However, these terms can have different application by different managers. One sub-adviser's value approach may be different from another, and one sub-adviser's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or "deeper discount" to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

Market and Company Risk The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which an Underlying Fund invests may still trail returns from the overall stock market.

Market Capitalization Risk Stocks fall into three broad market capitalization categories—large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Market Trends Risk Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have broader investment style.

Maturity Risk The value of a debt security may change from the time it is issued to when it matures. The longer the period to maturity, the greater the potential for price fluctuation.

Mid-Capitalization Company Risk Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

Natural Resources Risk Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials' prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Other Investment Companies Risk The Portfolio and certain of the Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide

34

investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), PowerShares QQQTM ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, the Portfolio and certain Underlying Funds may invest their assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). The Portfolio's or an Underlying Fund's purchase of shares of an ING Money Market Fund will result in the Portfolio or the Underlying Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Portfolio's or Underlying Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Portfolio or the Underlying Fund invests resulting from the Portfolio's or Underlying Fund's investment into the ING Money Market Fund.

Over-the-Counter ("OTC") Investment Risk Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger-capitalization or established companies.

Portfolio Turnover Risk Changes to the investments of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

Prepayment or Call Risk Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of an Underlying Fund because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that an Underlying Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If an Underlying Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause an Underlying Fund to lose a portion of its principal investment represented by the premium the Underlying Fund paid.

Price Volatility Risk The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Risk Investments in issuers that are principally engaged in real estate, including Real Estate Investment Trusts ("REITs"), may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risk). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increase the risk that the Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. REITs may also be affected by tax and regulatory requirements.

Real Estate Investment Trusts ("REITs") Risk Investing in REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate including, terrorist attacks, war or other acts that destroy real property (in addition to securities market

35

risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that an Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Repurchase Agreement Risk Repurchase agreements involve the repurchase by an Underlying Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, an Underlying Fund might incur a loss. If the seller declares bankruptcy, an Underlying Fund might not be able to sell the collateral at the desired time.

Restricted and Illiquid Securities Risk Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid and restricted securities investments involve the risk that the securities will not be able to be sold at the time desired.

Risk Arbitrage Securities and Distressed Companies Risk Certain Underlying Funds, and in particular the ING Franklin Mutual Shares Portfolio, may invest in risk arbitrage securities and distressed companies. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the Underlying Fund's sub-adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

A merger or other restructuring, tender or exchange offer proposed at the time an underlying fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the underlying fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Sector Allocation Risk An Underlying Fund's sub-adviser's expectations about the relative performance of the three principal sectors in which certain Underlying Fund's invest may be inaccurate and the Underlying Fund's returns might be less than other funds using similar strategies.

Sector Risk A sector is a group of selected industries, such as technology. When an Underlying Fund invests significant assets in the securities of issuers in one or more market sectors, volatility in a sector will have a greater impact on the Underlying Fund than it would on a fund that has securities representing a broader range of investments.

Securities Lending Risk To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by the Underlying Fund's sub-adviser. When lending securities an Underlying Fund will receive cash or U.S. government securities as collateral. The Underlying Fund has retained its custodian to serve as its securities lending agent for these activities.

When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the Underlying Fund could incur losses in connection with the investment of such cash collateral, often referred to as "investment risk." The Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.

An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as "borrower default risk." In the event of a borrower default, the Underlying Fund will be protected to the extent the Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, the Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the Underlying Fund from losses resulting from borrower default.

Short Sales Risk An Underlying Fund may make short sales, which involves selling a security the Underlying Fund does not own in anticipation that the security's price will decline. An Underlying Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose an Underlying Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying Fund. When an Underlying Fund must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the Sub-Adviser believes that the price of a security may decline, causing the value of a security owned by the Underlying Fund or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the Underlying Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Underlying Fund owns.

36

Small-Capitalization Company Risk Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile than stocks of larger companies.

Sovereign Debt Risk Certain Underlying Funds invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Special Situations Risk Certain Underlying Funds may make special situation investments, which arise when an Underlying Fund believes that the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. An Underlying Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not have the anticipated effect.

U.S. Government Securities and Obligations Risk Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk Certain Underlying Funds invest in "value" stocks. An Underlying Fund's sub-adviser may be wrong in its assessment of a company's value and the stocks the Underlying Fund holds may not reach what an Underlying Fund's sub-adviser believes are their full values. From time to time "value" investing falls out of favor with investors. During those periods, the Underlying Fund's relative performance may suffer.

When Issued and Delayed Delivery Securities and Forward Commitments An Underlying Fund may purchase or sell securities that it is entitled to receive on a when issued basis. An Underlying Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Zero-Coupon Risk Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.

MANAGEMENT OF THE PORTFOLIO

Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio. DSL has overall responsibility for the management of the Portfolio. DSL provides or oversees all investment advisory and portfolio management services for the Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

37

DSL is registered with the SEC as an investment adviser. DSL is an indirect wholly-owned subsidiary of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

As of September 30, 2009, DSL managed approximately $38.3 billion in registered investment company assets. The principal address of DSL is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSL may engage one or more sub-advisers to provide the day-to-day management of the Portfolio. A sub-adviser may be an affiliate of DSL, or may be independent. DSL acts as a "manager-of-managers" for the Portfolio. DSL may delegate to the sub-adviser of the Portfolio the responsibility for investment management, subject to DSL's oversight. DSL would be responsible for monitoring the investment program and performance of the sub-adviser of the Portfolio.

From time to time, DSL could also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolio's Board of Directors ("Board"). It is not expected that DSL would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. The Portfolio and DSL have received exemptive relief from the SEC to permit DSL, with the approval of the Portfolio's Board, to appoint additional non-affiliated sub-advisers or to replace an existing sub-adviser with a nonaffiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio's shareholders. The Portfolio would notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of the Portfolio and its principal investment strategies may also change.

The Portfolio pays an advisory fee equal to 0.10% of the Portfolio's daily net assets.

DSL is responsible for all of its own costs, including the costs of the Adviser's personnel required to carry out its investment advisory duties.

DSL, and not the Portfolio, pays the Consultant a consulting fee equal to the following percentages based on the Portfolio's average daily net assets:

0.03% of the first $500 million;

0.025% of the next $500 million;

0.02% of the next $1 billion; and

0.01% of amounts over $2 billion.

For information regarding the basis for the Board's approval of the investment advisory relationship, please refer to the Portfolio's semi-annual shareholder report to be dated June 30, 2010.

DSL may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected the Portfolio as an investment option under their Variable Contract or Qualified Plans. DSL has entered into service agreements with affiliated insurance companies, including: Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee up to an annual rate of 0.35%, computed based on assets attributable to contract holders and plan participants with interests in the Portfolio through these insurers or third-party administrators, for administrative services provided to the Portfolio.

>  Investment Committee

An Investment Committee of DSL reviews the allocation of Portfolio assets. The Investment Committee considers the quarterly and annual recommendations of the Consultant, reviews their basis for arriving at these recommendations, and approves the asset allocations for the Portfolio.The Investment Committee is responsible for the day-to-day management of the Portfolio. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. The members of the Investment Committee are: William A. Evans, Heather Hackett and Paul Zemsky. William A. Evans, Heather Hackett and Paul Zemsky have been on the Investment Committee since the Portfolio's inception.

William A. Evans, CFA, Vice President, USFS Mutual Funds and Investment Products, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors from 1997 to 2002.

Heather Hackett has been with ING IM since 2005 and is primarily responsible for outcome oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a Portfolio Specialist supporting the International Equity and Asset Allocation teams. Most recently, Ms. Hackett was an analyst in the Consulting Group of Smith Barney. Earlier in her career, she was a registered associate with Schroder & Co.

38

Paul Zemsky is the head of ING's Multi-Asset Strategies & Solutions Group. He joined ING Investment Management Co. in 2005 as Head of Derivative Strategies. Prior to joining ING, Mr. Zemsky held a number of key positions at J.P. Morgan Investment Management where he worked for 18 years.

The Statement of Additional Information ("SAI") provides additional information about each Investment Committee member's compensation, other accounts overseen by each Investment Committee member and each Investment Committee member's ownership of securities in the Portfolio.

>  Information about the Consultant

The Consultant is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of DSL. Founded in 1972, the Consultant has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The Consultant offers clients a fully integrated strategic and tactical asset allocation service. The Consultant provides investment policy planning, development and implementation support; active asset allocation, which seeks to add a correlated source of incremental return, as well as to tactically manage risk within the Portfolio; a systematic process which utilizes quantitative disciplines in support of the investment judgment of seasoned professionals; and a compelling value proposition with no hidden costs.

SHAREHOLDER INFORMATION

>  Portfolio Distribution

The Portfolio is distributed by ING Funds Distributor, LLC ("IFD" or "Distributor"), a member of the Financial Industry Regulatory Authority ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or the FINRA Brokercheck Hotline at 1-800-289-9999. An investment brochure containing information describing the FINRA Brokercheck Hotline is available from FINRA.

>  Shareholder Service Fees and Distribution Plan Fees

The Company has adopted a Shareholder Servicing Plan ("Service Plan") for the ADV Class and S Class shares of the Portfolio. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to ADV Class or S Class shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its ADV Class and S Class shares, respectively.

The Company has adopted a Plan of Distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plan") for the ADV Class shares of the Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to the Portfolio's Distributor. The Distributor may pay, on behalf of the Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its ADV Class shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

>  How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolio's Service Plan and Rule 12b-1 Plan, the Portfolio's Adviser or Distributor (collectively, "ING"), out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

The distributing broker-dealer for the Portfolio is IFD. IFD has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, DSL has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

39

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio. Additionally, if a portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in a portfolio advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. Neither the Portfolio, the Adviser, nor the Distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

>  Combination with ING Solution Income Portfolio

When ING Solution 2055 Portfolio reaches its Target Date, it may be combined with ING Solution Income Portfolio, without a vote of shareholders, if the Company's Board determines that combining the Portfolio with ING Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after the Portfolio's Target Date), the Portfolio will notify shareholders of the Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of the Portfolio will become shareholders of ING Solution Income Portfolio.

>  Net Asset Value

The net asset value ("NAV") per share for each class of the Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Portfolio is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's or Underlying Fund's NAV is not calculated. As a result, the NAV of the Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolio's or Underlying Fund's shares or when an investor will not be able to reallocate between investment options.

When market quotations are not available or are deemed unreliable, the sub-adviser to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Underlying Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades, likely could have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

•  Securities of an issuer that has entered into a restructuring;

•  Securities whose trading has been halted or suspended;

•  Fixed-income securities that have gone into default and for which there are not current market value quotations; and

•  Securities that are restricted as to transfer or resale.

Each sub-adviser to the Underlying Funds may rely on the recommendations of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The sub-adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at

40

approximately the time at which the Underlying Funds determine their NAV per share. Please refer to the prospectuses for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

When an insurance company or Qualified Plan buys shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When the Portfolio buys shares of the Underlying Funds, it will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

>  Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive a that day's price, the order must be received by Market Close. The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

>  Purchase and Redemption of Shares

The Portfolio is available to serve as an investment option through Variable Contracts and Qualified Plans outside the separate account context. The Portfolio also may be made available to custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio and certain other management investment companies and other investors permitted under the federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Company's behalf.

The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service. However, it is possible that the interests of owners of Variable Contracts, or other permitted investors, for which the Portfolio serves as an investment option might at some time be in conflict because of differences in tax treatment or other considerations. The Portfolio's Board directed DSL to monitor events to identify any material conflicts between Variable Contract owners, and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan, an investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

The Portfolio may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Portfolio to redeem those investments if the plan loses (or in the opinion of DSL, is at risk of losing) its Qualified Plan status.

The Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. DSL will monitor transactions by the fund-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

>  Frequent Trading – Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as an investment option for the Variable Contracts issued by insurance companies, and as an investment option for the Qualified Plans. Omnibus accounts generally do not identify customers'

41

trading activity on an individual basis. The Portfolio's administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediary will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interests of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of DSL or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.

Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing traders in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interests of the Portfolio's shareholders.

>  Portfolio Holdings Disclosure Policy

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the SAI. The Portfolio posts its portfolio holdings schedule on its website on a month-end basis. The portfolio holdings is available 10 calendar days following the end of the previous calendar month. The portfolio holdings schedule is as of the last day of the previous calendar month (e.g. the Portfolio will post the quarter ending June 30 holdings on July 11). The Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date. The Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the next calendar month or until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.

>  Dividends and Capital Gains Distributions

Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio's dividends may constitute a return of capital.

42

>  Tax Matters

The Portfolio intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their Variable Contracts for information regarding the tax consequences of purchasing a contract.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you. Please refer to the SAI for more information about the tax status of the Portfolio. You should consult the prospectus for the Variable Contracts and your tax adviser for information regarding taxes applicable to the Variable Contracts.

>  Reports to Shareholders

The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

43

FINANCIAL HIGHLIGHTS

Because the Portfolio had not commenced operations as of December 31, 2008, financial highlights are not available.

44

ING PARTNERS, INC.
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, AZ 85258

For investors who want more information about the Portfolio, the following documents are available free upon request:

•  Statement of Additional Information ("SAI"): The SAI, dated December 4, 2009, contains more detailed information about the Portfolio and is incorporated by reference into (made legally a part of) this prospectus.

•  Annual/Semi-Annual Shareholder Reports: Additional information about the Portfolio's investments will be available in the Portfolio's annual shareholder report to be dated December 31, 2009. In the Portfolio's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

For a free copy of the SAI or the Portfolio's annual and semi-annual shareholder reports call 1-800-262-3862, write to ING Partners, Inc., at the address listed above or visit our website at www.ingfunds.com.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolio. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C., 20549 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

Investment Company Act File No. 811-8319

December 4, 2009  Prospectus — Initial Class ("I Class")

ING PARTNERS, INC.

This Prospectus is designed to help you make informed decisions about investments in the ING Solution 2055 Portfolio ("Portfolio"). The Portfolio seeks to achieve its investment objective by investing primarily in other ING mutual funds that are actively or passively managed ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Consult with your investment professional to determine if the Portfolio is best suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

•  ING Solution 2055 Portfolio

THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.

This Prospectus contains important information about investing in the I Class shares of the Portfolio. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolio will achieve its investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolio and be aware that any time you invest, there is a risk of loss of money.

>  ING Partners, Inc.

The Portfolio is a series of ING Partners, Inc. ("Company"). The Company is an open-end management investment company authorized to issue multiple series and classes of shares. Directed Services LLC ("DSL" or "Adviser") serves as the investment adviser of the Portfolio. Not all of the Company's portfolios are offered in this Prospectus.

INTRODUCTION

>  An Introduction to the Portfolio

The Portfolio is designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need their funds.

The Portfolio invests primarily in a universe of Underlying Funds that are actively or passively managed that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see the sections entitled "More Information on Investment Strategies" and "Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds" later in this Prospectus.

Although the Portfolio is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. Because the Portfolio will normally invest in a combination of equity and/or fixed-income funds, an investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives and other investments.

The Portfolio's shares may be offered to insurance company separate accounts that support variable annuity and variable life insurance contracts ("Variable Contracts"), qualified pension and retirement plans ("Qualified Plans") outside the variable contract context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio and certain other management investment companies.

>  Classes of Shares

The Portfolio's shares are classified into Adviser Class ("ADV Class"), Initial Class ("I Class"), Service Class ("S Class"), Service 2 Class ("Class S2") and Class T Shares. The five classes of shares of the Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio. Only the I Class shares are offered in this Prospectus. I Class shares are not subject to any sales loads, servicing fees or Rule 12b-1 distribution fees.

>  An Introduction to the Asset Allocation Process

DSL is the investment adviser of the Portfolio.

ING Investment Management Co. ("Consultant") is a consultant to DSL. Both DSL and the Consultant are wholly-owned, indirect subsidiaries of ING Groep, N.V. ("ING Groep") (NYSE: ING). DSL and the Consultant, working together, have designed Target Date (as defined below) asset allocation funds called Solution Portfolios. DSL uses an asset allocation process to determine the Portfolio's investment mix. This asset allocation process can be described as follows:

1.   In the first stage, the mix of asset classes (i.e., stocks and fixed-income securities of various types) that is likely to produce the best return for the target level of volatility or risk underlying the Portfolio is estimated for the specified time horizon before retirement or specified financial goals date. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of asset classes as well as other financial variables. The mix of asset classes arrived at for the Portfolio is called the "Target Allocation." The Consultant will review the Target Allocation annually and make recommendations to the Adviser regarding changes as needed.

2.  The Consultant will also provide tactical allocation recommendations to DSL, to overweight certain sub-asset classes and style tilts within the Target Allocation, while underweighting other sub-asset classes. These recommendations are intended to be in response to changing market conditions, and to enable DSL to shift into those sub-asset classes that are expected to outperform under certain market conditions. DSL has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of

1

the Consultant, and will retain discretion over implementation of the Consultant's recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of DSL quarterly or as warranted by market conditions.

3.  The Target Allocation may be changed at any time by DSL. For ING Solution 2055 Portfolio, over time, the allocations within the Target Allocation will change at specific intervals to some predefined new Target Allocation that is intended to be more conservative (i.e., reduced allocations to equity securities). The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2055 ("Target Date"). The Target Date is the approximate year that an investor in the Portfolio would plan to draw down income from the Portfolio for retirement or other financial goals. The following glidepath illustrates how the Portfolio's Target Allocation is expected to become more conservative with lower percentages of equity securities and higher percentages of fixed-income securities over time toward the Portfolio's Target Date. As the Portfolio approaches its Target Date in 2055, the Portfolio's Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 30% equity securities and 70% fixed-income securities.

As the Portfolio's Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of drawing down income from their portfolio soon.

In summary, ING Solution 2055 Portfolio is designed for an investor who plans to withdraw the value of the investor's investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio's Target Allocation will change over time and is expected to produce stability of principal and reduced investment risk as the Portfolio approaches its Target Date.

Only ING Solution 2055 Portfolio is offered in this Prospectus.

The Investment Committee of DSL will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) or target allocations for the Portfolio, including determining the transition pattern of the Portfolio in a timely but reasonable manner based upon market conditions at the time. The predefined mixes will be reviewed annually and analyzed for consistency with current market conditions and industry trends in consultation with the Consultant.

The Portfolio's stated investment objective is non-fundamental and may be changed by the Company's Board of Directors ("Board") without the approval of shareholders.

>  Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of the Portfolio. Reading the Prospectus will help you to decide whether the Portfolio is the right investment for you. You should keep this Prospectus for future reference.

2

ING SOLUTION 2055 PORTFOLIO

>  Investment Objective

Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement. The Portfolio's investment objective is non-fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds) that invest in U.S. stocks, international stocks, U.S. bonds and other fixed-income investments using asset allocation strategies designed for investors expecting to retire in 2055.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

Equity Securities	95%
Fixed-Income Securities	5%

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long and short-term bonds; high-yield bonds and treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures and swaps, other investment companies including exchange-traded funds ("EFTs"), and other securities to make tactical asset allocations, minimize risk and assist in managing cash. The Portfolio may hold cash and cash equivalents.

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies and international fixed-income. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "Introduction — An Introduction to the Asset Allocation Process."

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio, even near, at or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Commodities Risk
Credit Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Inflation-Indexed Bonds Risk
Interest Rate Risk
Liquidity Risk
Market and Company Risk
Market Capitalization Risk

3

Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Risk
Small-Capitalization Company Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see the sections entitled "More Information on Investment Strategies," "Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds" and "More Information on Risks" later in this Prospectus.

>  Performance

Since the Portfolio had not commenced operations as of December 31, 2008, there is no annual performance information included in this Prospectus.

4

Portfolio Fees and Expenses

The tables that follow show the fees and expenses you pay if you buy and hold I Class shares of the Portfolio. Shareholders of the Portfolio will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of the Portfolio's assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and the Portfolio's allocation to that Underlying Fund, will vary from year to year, the fees and expenses paid by the Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Company and the Portfolio are not parties to your Variable Contract or Qualified Plan, but the Portfolio is merely an investment option made available to you by your insurance company under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolio are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The tables do not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of the Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) Not Applicable.

I Class Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) Fee and Shareholder Services Fee	Admin. Services Fee	Other Expenses	Acquired (Underlying) Funds Fees and Expenses(2)	Total Operating Expenses	Waivers and Reimbursements(3)	Net Annual Operating Expenses
ING Solution 2055	0.10%	—	0.02%	—	0.80%	0.92%	—	0.92%

(1)  This table shows the estimated operating expenses for I Class shares of the Portfolio as a ratio of expenses to average daily net assets. Other expenses are estimated for the current fiscal year as the Portfolio had not commenced operations as of the date of this Prospectus.

(2)  The Portfolio's Acquired (Underlying) Funds Fees and Expenses are estimated based on a weighted average of the fees and expenses of the Underlying Funds in which it intends to invest. The estimated amount of fees and expenses of the Underlying Funds borne by the Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio's fiscal year. Acquired (Underlying) Funds Fees are estimated for the current fiscal year as the Portfolio had not commenced operations as of the date of this Prospectus.

(3)  DSL, the adviser to the Portfolio, has entered into a written expense limitation agreement with respect to the Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage commissions, extraordinary expenses and Acquired (Underlying Funds) Fees and Expenses, subject to possible recoupment by DSL within three years. The amount of the Portfolio's expenses to be waived or reimbursed is shown under the heading Waivers and Reimbursements. The expense limitation agreement will continue through at least May 1, 2011. The expense limitation agreement is contractual and shall renew automatically for one-year terms after May 1, 2011 unless DSL provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then-current term or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the Company upon at least 90 days' written notice to the Portfolio's Adviser, DSL. For more information regarding the expense limitation agreement for the Portfolio, please see the Statement of Additional Information.

Example

The Example is intended to help you compare the cost of investing in I Class shares of the Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the I Class shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the I Class shares' net annual operating expenses remain the same. The Example does not reflect expenses which are, or may be, imposed by a Variable Contract that may use the Portfolio as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio	1 Year	3 Years
ING Solution 2055	$94	$293

5

MORE INFORMATION ON INVESTMENT STRATEGIES

>  More on the Asset Allocation Process

As described earlier in this Prospectus, the Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds. DSL determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, DSL uses economic and statistical methods to determine the optimal allocation targets and ranges for the Portfolio and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following:

(i)    the investment objective of the Portfolio and each of the Underlying Funds;

(ii)  proprietary and third-party reports and analyses;

(iii)  the risk/return characteristics, relative performance, and volatility of Underlying Funds;

(iv)  the correlation and covariance among Underlying Funds;

(v)  the availability of new funds; and

(vi)  consideration of ING affiliated insurance companies' ability to hedge their risk in issuing guarantees on products offering guaranteed lifetime income or death benefits.

As market prices of the Underlying Funds' portfolio securities change, the Portfolio's actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. DSL will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolio and the Underlying Funds.

DSL may rebalance the Portfolio on a periodic basis to attain the Target Allocation investment allocations. In addition, variances from the targets will be monitored. When the Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio's current cash reserves, DSL may determine to purchase additional shares or redeem shares of Underlying Funds. In making those purchases or redemptions, DSL will attempt to rebalance the Portfolio's holdings of Underlying Funds to bring them more closely in line with the Portfolio's investment targets. If DSL believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

>  Investment Objectives, Main Investments and Risks of the Underlying Funds

The Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Portfolio invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the Portfolio with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled "More Information on Risks – Risks Associated with an Investment in the Underlying Funds" later in this Prospectus for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time the Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which of the Underlying Funds the Portfolio will be invested at any one time. As a result, the degree to which the Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolio has invested in the Underlying Fund.

6

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

Investment Objective: Long-term capital growth, income is a secondary objective.

Investment Adviser: Directed Services LLC

Sub-Adviser: American Century Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. equity securities of mid- and small-capitalization companies. Mid- and small-capitalization companies include those with a market capitalization at the time of purchase within the range of the Russell 2800® Index. May invest in derivatives, futures contracts, foreign securities, debt securities of companies, debt obligations of governments and other similar securities. Equity securities include common and preferred stocks and equity-equivalent securities, such as debt securities and preferred stocks convertible into common stocks and stocks or stock index futures contracts. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company and value investing.

ING ARTIO FOREIGN PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Artio Global Management LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in international equity securities, including common and preferred stock, American, European and Global Depositary Receipts, convertible securities, rights, warrants, and other investment companies, including exchange-traded funds. Normally has a bias towards larger companies (e.g., with market capitalizations of $10 billion or greater), but may also invest in smaller companies. May invest up to 35% of assets in issuers in emerging markets and may invest in debt securities (up to 10% in high-risk and high-yield non-investment-grade bonds). May invest in derivatives including futures, swaps and warrants. May lend its portfolio securities. Will invest at least 65% in no fewer than three different countries located outside the United States.

Main Risks: Call, convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, liquidity, market and company, market capitalization, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company and value investing.

ING BARON ASSET PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: BAMCO, Inc.

Main Investments: Invests primarily in common stocks of mid-sized growth companies (those that have a market capitalization between $1.5 billion and $12 billion). May invest in equity-type securities, in addition to common stocks, such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. May also invest in debt securities, including notes, bonds, debentures and money market instruments and convertible instruments. Debt securities may be rated or unrated, and may include below investment-grade securities or "junk bonds" or unrated securities of equivalent credit quality. May invest up to 10% of its net assets in illiquid securities. May invest, without limit, in American Depositary Receipts, and up to 10% of its assets in Global Depositary Receipts and European Depositary Receipts. May also engage in derivatives transactions including, call and put options and swap agreements. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

7

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, derivatives, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, large positions, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending and value investing.

ING BARON SMALL CAP GROWTH PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: BAMCO, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of smaller companies with market values under $2.5 billion. May invest up to 20% in foreign securities, including American Depositary Receipts. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Currency, depositary receipts, equity securities, foreign investment, growth investing, large positions, liquidity, manager, market and company, other investment companies, price volatility, securities lending and small-capitalization company.

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Investment Objective: Maximum real return, consistent with the preservation of real capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Financial Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. May invest up to 20% of its assets in non-investment-grade bonds (high-yield or junk bonds) or securities of emerging market issuers. May invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. May also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, investment-grade corporate bonds and asset-backed securities. Non-investment grade bonds acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. May buy or sell options or futures, or enter into credit default swaps, interest rate or foreign currency transactions, including swaps (collectively, commonly known as "derivatives"). Typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. May also use derivatives for leverage. May seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Asset-backed securities, credit, credit derivatives, currency, debt securities, derivatives, diversification, emerging markets, foreign investment, high-yield, lower-grade debt securities, inflation-index bonds, interest rate, leveraging, liquidity, manager, mortgage-related securities, other investment companies, portfolio turnover, securities lending and U.S. government securities and obligations.

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Investment Management, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies (those which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the

8

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

companies that comprise the Russell 1000® Index). May invest up to 10% in foreign securities in the form of American Depositary Receipts. May also invest in investment-grade convertible securities, preferred stocks, illiquid securities and U.S. government debt securities of any maturity. May purchase or sell securities on a when-issued or delayed delivery basis or through forward commitment. May invest in derivatives, short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds or U.S. government and money market securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Borrowing, call, convertible securities, credit, debt securities, depositary receipts, derivatives, equity securities, foreign investment, growth investing, interest rate, investment models, liquidity, manager, market and company, market capitalization, maturity, other investment companies, over-the-counter investment, portfolio turnover, restricted and illiquid securities, securities lending, U.S. government securities and obligations and when issued and delayed delivery securities and forward commitments.

ING BLACKROCK LARGE CAP VALUE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Investment Management, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies (those which at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies included in the Russell 1000® Index). Will invest primarily in equity securities of companies located in the United States that the sub-adviser believes are undervalued. May invest up to 10% of its total assets in securities issued by foreign issuers, in the form of American Depositary Receipts. May also invest in investment-grade convertible securities, preferred stocks, illiquid securities, U.S. government debt securities of any maturity, and derivatives for hedging purposes. May purchase or sell securities on a when-issued or delayed delivery basis or through a forward commitment. May also invest in short-term debt securities (such as commercial paper), short-term debt securities without limitation (including repurchase agreements), non-convertible preferred stocks and bonds, or U.S. government and money market securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Borrowing, call, convertible securities, credit, debt securities, depositary receipts, derivatives, equity securities, foreign investment, interest rate, investment models, liquidity, manager, market and company, market capitalization, maturity, other investment companies, over-the-counter investment, portfolio turnover, restricted and illiquid securities, securities lending, U.S. government securities and obligations, value investing and when issued and delayed delivery securities and forward commitments.

ING CLARION GLOBAL REAL ESTATE PORTFOLIO

Investment Objective: High total return consisting of capital appreciation and current income.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Clarion Real Estate Securities LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that are principally engaged in the real estate industry (deriving at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate.) The portfolio will have investments located in a number of different countries located throughout the world, including the United States. May invest in companies located in countries with emerging securities markets. Generally, invests in common stocks of large-, mid- and small-sized companies, including REITs. May invest in initial public offerings, convertible securities, and Rule 144A securities. The portfolio is non-diversified and may invest a significant portion of its assets in a single issuer. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, diversification, emerging markets, equity securities, foreign investment, industry concentration, initial public offerings, liquidity, market capitalization, market trends, mid-capitalization company, other investment companies, price volatility, real estate investment trusts, restricted and illiquid securities, securities lending, and small-capitalization company.

9

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

ING CLARION REAL ESTATE PORTFOLIO

Investment Objective: Total return including capital appreciation and current income.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Clarion Real Estate Securities LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investments trusts ("REITs") and real estate companies that consist of companies that are principaly engaged in the real estate industry. A company shall be considered to be "principally engaged" in the real estate industry if it: (a) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (b) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. May also invest in convertible securities, initial public offerings and Rule 144A securities. The Portfolio is non-diversified. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, diversification, equity securities, industry concentration, initial public offerings, liquidity, manager, market and company, securities, other investment companies, portfolio turnover, real estate investment trusts, Rule 144A, sector and securities lending.

ING COLUMBIA SMALL CAP VALUE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Columbia Management Advisors, LLC

Main Investments: Normally invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies within the Russell 2000® Value Index at the time of purchase. May invest up to 20% of its total assets in foreign securities and depositary receipts. May also invest in real estate investments trusts ("REITs") and other investment companies, including exchange-traded funds ("ETFs"). May also invest in convertible securities, initial public offerings and derivatives including options on securities, options on stock indices, covered calls, put options and over-the-counter options.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, equity securities, foreign investment, initial public offerings, liquidity, manager, market and company, other investment companies, over-the-counter investment, price volatility, real estate investment trusts, securities lending, small-capitalization company and value investing.

ING DAVIS NEW YORK VENTURE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Davis Selected Advisers, L.P.

Main Investments: Invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. May invest a limited portion of its assets in companies whose shares may be subject to controversy, foreign securities, and non-equity securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Credit, currency, debt securities, equity securities, foreign investment, headline, industry focus, interest rate, liquidity, manager, market and company, other investment companies, price volatility, securities lending and value investing.

ING DISCIPLINED INTERNATIONAL SMALLCAP FUND

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

10

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies (defined as those companies with market capitalizations that fall within the range of companies in the S&P Developed Ex.-U.S SmallCap Index). At least 65% of its assets will normally be invested in companies located in a number of different countries, other than the United States. May invest up to 35% of its total assets in U.S. issuers. May invest in companies located in countries with emerging securities markets. May invest in derivative instruments, including, but not limited to futures, options and foreign currency contracts. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

Main Risks: Derivatives, diversification, emerging markets, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, securities lending, small-capitalization company and value investing.

ING DISCIPLINED SMALL CAP VALUE PORTFOLIO

Investment Objective: Outperform the total return performance of the Russell 2000® Value Index by investing in common stocks of small companies whose stock prices are believed to be undervalued.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the Russell 2000® Value Index. May also invest in derivative instruments. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, equity securities, index strategy, investment models, liquidity, manager, other investment companies, portfolio turnover, securities lending, small-capitalization company and value investing.

ING EVERGREEN OMEGA PORTFOLIO

Investment Objective: Long-term capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Evergreen Investment Management Company, LLC

Main Investments: Invests primarily, and under normal conditions substantially all of its assets, in common stocks of U.S. companies across all market capitalizations. May also invest up to 25% of assets in foreign securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Equity securities, foreign investment, growth investing, investment style, liquidity, manager, market capitalization, mid-capitalization company, other investment companies, price volatility, securities lending and small-capitalization company.

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Fidelity Management & Research Company

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations (defined as those whose market capitalizations are similar to the market capitalizations of companies in the Russell Midcap® Index or the S&P MidCap 400 Index). May also invest in companies with smaller or larger market capitalizations. May invest up to 25% of assets in foreign securities, including emerging markets. May buy and sell future contracts and other investment companies, including exchange-traded funds.

11

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Main Risks: Derivatives, emerging markets, equity securities, foreign investment, growth investing, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, portfolio turnover, securities lending, small-capitalization company and value investing.

ING FRANKLIN MUTUAL SHARES PORTFOLIO

Investment Objectives: Capital appreciation with a secondary goal of income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Mutual Advisers, LLC

Main Investments: Invests primarily in equity securities, including common and preferred stocks and convertible securities, of companies of any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria. The Portfolio currently invests the equity portion of its Portfolio primarily to predominantly (up to 100% of its assets) in companies with market capitalization values greater than $5 billion, although it may invest a portion of its assets in small-capitalization companies and is not limited to pre-set maximums or minimums governing size of companies in which it may invest. May invest significantly (up to 35%) in foreign investments, including sovereign debt and foreign government debt. May from time to time attempt to hedge against currency risk by using forward foreign currency exchange contracts. May also engage from time to time in an "arbitrage" strategy and may invest in distressed companies, including bank debt, lower rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness of, or trade claims against, such companies. The sub-adviser may keep a portion, which may be significant at times, of the Portfolio's assets in cash or invested in high-quality, short-term money market securities, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations.

Main Risks: Convertible securities, credit, currency, derivatives, equity securities, foreign investment, high-yield, lower-grade debt securities, investment models, liquidity, manager, market capitalization, mid-capitalization company, other investment companies, portfolio turnover, risk arbitrage securities and distressed companies, securities lending, small-capitalization company, sovereign debt and value investing.

ING GLOBAL BOND FUND

Investment Objective: Seeks to maximize total return through a combination of current income and capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds of issuers in a number of different countries, which may include the United States. May invest in securities of issuers located in developed and emerging market countries. May also borrow money from banks and invest the proceeds of such loans in portfolio securities as permitted under the 1940 Act, ("leveraging"). Invests primarily in investment-grade securities. May also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements and other investment companies. May also invest up to 5% of its assets in a combination of floating rate secured loans ("Senior Loans") and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. May invest a portion of its assets in high-yield debt securities rated below investment-grade, but the Fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment grade. The dollar-weighted average portfolio duration of the Fund will generally range between two and nine years. The Fund may use futures, swaps (including interest rate swaps, total return swaps and credit default swaps), options and other derivative instruments, buy backs or dollar rolls and reverse repurchase agreements. The Fund is non-diversified which means it may invest a significant portion of its assets in a single issuer.

Main Risks: Borrowing, credit, debt securities, derivatives, diversification, foreign investing, high-yield, lower-grade debt securities, interest rate, leveraging, liquidity, mortgage-related securities, other investment companies, portfolio turnover, price volatility and securities lending.

ING GLOBAL RESOURCES PORTFOLIO

Investment Objective: Long-term capital appreciation.

12

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. A company is considered to be in a natural resources industry when it is significantly engaged, meaning that at least 50% of its assets, revenues, or operating profits are involved in or result from researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading, distributing or owning natural resources assets. May invest up to a maximum of 50% of its net assets in any single industry of natural resources. Also may invest in: securities issued by companies that are not in natural resources industries; investment-grade corporate debt; repurchase agreements; derivatives and commodities including gold bullion and coins. May invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stocks, direct equity interests in trusts, preferred stocks, partnerships (including master limited partnerships), restricted securities, American Depositary Receipts and Global Depositary Receipts. Normally invests in companies with a large-capitalization, but may also invest in mid- and small-sized companies. May also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. May invest in derivative securities and structured notes, whose value is linked to the price of a commodity or commodity index. The Portfolio is non-diversified, and when compared with other funds, may invest a significant portion of its assets in a single issuer.

Main Risks: Commodities, debt securities, depositary receipts, derivatives, diversification, emerging markets, equity securities, foreign investment, industry focus, liquidity, manager, market and company, mid-capitalization company, natural resources, over-the-counter investment, other investment companies, portfolio turnover, restricted and illiquid securities, sector, securities lending and small-capitalization company.

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO

Investment Objective: Long-term total return consisting of capital appreciation and income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Goldman Sachs Asset Management, L.P.

Main Investments: Invests in a portfolio of commodity index–linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in other fixed income and debt instruments. May invest at least 25% of its assets in commodity-linked structured notes. Invests in commodity-linked derivative instruments such as commodity-linked structured notes. Invests in investment-grade fixed-income securities. May invest in corporate securities, U.S. government securities, mortgage-backed securities, asset-backed securities, and fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. May invest up to 35% of its net assets in foreign securities including countries with emerging markets, and up to 10% of its assets in non-investment-grade fixed-income securities. May also invest in options, futures, options on futures and swaps. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The Portfolio is "non-diversified" under the 1940 Act and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Main Risks: Absence of regulation, asset-backed securities, borrowing, call, commodities, convertible securities, counterparty, credit, currency debt securities, derivatives, diversification, emerging markets, equity securities, extension, foreign investment, high-yield, lower-grade debt securities, industry focus, interest rate, leveraging, liquidity, manager, market and company, mortgage-related securities, over-the-counter investment, other investment companies, price volatility, sector, securities lending and U.S. government securities and obligations.

ING GROWTH AND INCOME PORTFOLIO

Investment Objective: Maximize total return.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

13

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Main Investments: Invests at least 65% of its total assets in common stocks believed to have significant potential for capital appreciation or income growth or both. Emphasizes stocks of larger companies. May invest up to 25% in foreign securities. May invest in derivatives, including but not limited to, put and call options. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, derivatives, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility and securities lending.

ING INDEX PLUS LARGECAP PORTFOLIO

Investment Objective: Outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of large capitalization companies included in the S&P 500® Index and have a market capitalization of at least $3 billion. May invest in derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, liquidity, other investment companies, portfolio turnover, price volatility and securities lending.

ING INDEX PLUS MIDCAP PORTFOLIO

Investment Objective: Outperform the total return performance of the S&P MidCap 400 Index while maintaining a market level of risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of mid-capitalization companies included in the S&P MidCap 400 Index and have a market capitalization between $87 million and $4.6 billion. May invest in derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, liquidity, mid-capitalization company, other investment companies, price volatility and securities lending.

ING INDEX PLUS SMALLCAP PORTFOLIO

Investment Objective: Outperform the total return performance of the S&P SmallCap 600 Index while maintaining a market level of risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the S&P SmallCap 600 Index and have a market capitalization between $15 million and $2.3 billion. May invest in derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, liquidity, other investment companies, price volatility, securities lending and small-capitalization company.

ING INTERMEDIATE BOND PORTFOLIO

Investment Objective: Maximize total return consistent with reasonable risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

14

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds, including, but not limited to, corporate, government and mortgage bonds which are rated investment-grade. May invest a portion of assets in high-yield (high risk) debt securities commonly known as "junk bonds". May invest in preferred stocks, high quality money market instruments, municipal bonds, debt securities of foreign issuers, mortgage- and asset-backed securities, options and futures contracts involving securities, securities indices, and interest rates. May engage in dollar-roll transactions and swap agreements. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Credit, derivatives, extension, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, mortgage-related securities, other investment companies, prepayment, portfolio turnover, price volatility, securities lending and U.S. government securities and obligations.

ING INTERNATIONAL VALUE PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 65% of its assets in equity securities of issuers located in a number of different countries outside of the United States. Invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. Generally invests in common and preferred stocks, warrants and convertible securities. May invest in emerging markets countries. May invest in government debt securities of developed foreign countries. May invest up to 35% of assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. May invest in derivative instruments, including futures, options and swaps. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, debt securities, derivatives, emerging markets, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, securities lending and value investing.

ING JANUS CONTRARIAN PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Janus Capital Management LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. The Portfolio is non-diversified. May also invest in foreign equity and debt securities (either directly or through depositary receipts), up to 20% in high-yield debt securities (junk bonds); derivatives; securities purchased on a when-issued, delayed delivery or forward commitment basis; illiquid securities (up to 15%); and may invest more than 25% of its assets in securities of companies in one or more market sectors. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Call, credit, debt securities, depositary receipts, derivatives, diversification, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, market capitalization, maturity, mid-capitalization company, other investment companies, restricted and illiquid securities, sector, securities lending, small-capitalization company, special situations and value investing.

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

15

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers located in at least three countries with emerging securities markets. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. May also invest to a lesser extent in debt securities of issuers in countries with emerging markets. May invest in derivatives (including futures contracts, options and swaps). May invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. May also invest in high-quality, short-term money market instruments and repurchase agreements. While the Portfolio invests primarily in equities, it may also invest in debt securities, including high-yield securities which are below investment-grade (junk bonds) and mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. May enter into "dollar rolls". May invest in less developed countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the Investment Company Act of 1940, as amended. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Call, convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, mortgage-related securities, other investment companies, restricted and illiquid securities, securities lending and small-capitalization company.

ING JPMORGAN MID CAP VALUE PORTFOLIO

Investment Objective: Growth from capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies (those with market capitalizations between $1 billion and $20 billion) that the sub-adviser believes are undervalued. Normally invests in securities that are traded on registered exchanges or the over-the-counter market in the United States. May invest in other equity securities, including preferred stock, convertible securities, foreign securities (including depositary receipts) and derivatives. May also invest up to 15% in real estate investment trusts. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, equity securities, foreign investment, investment style, liquidity, manager, market and company, mid-capitalization company, other investment company, over-the-counter investment, price volatility, real estate investment trusts, securities lending and value investing.

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO

Investment Objective: Capital growth over the long term.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small-capitalization companies (defined as those with market capitalization equal to those within a universe of Russell 2000® Index stocks). May also invest up to 20% of its total assets in foreign securities, including depositary receipts; convertible securities; high-quality money market instruments; and repurchase agreements. Investments in equity securities may include real estate investment trusts. May invest in derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, growth investing, investment models, liquidity, manager, market and company, market capitalization, mid-capitalization company, mortgage-related securities, other investment companies, real estate investment trusts, securities lending, small-capitalization company and value investing.

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

Investment Objective: Long-term growth of capital.

16

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Investment Adviser: Directed Services LLC

Sub-Adviser: ClearBridge Advisors, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. The Portfolio may invest in securities of large, well-known companies but may also invest in medium- to small-sized companies. Investments may include securities listed on a securities exchange or traded in the over-the-counter markets. May invest directly, up to 25% of its assets, in foreign securities or in depositary receipts; (including emerging market securities); and may have exposure to foreign currencies. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, emerging growth, emerging markets, equity securities, foreign investment, liquidity, manager, market and company, mid-capitalization company, other investment companies, over-the-counter investment, price volatility, securities lending and small-capitalization company.

ING LIMITED MATURITY BOND PORTFOLIO

Investment Objectives: Highest current income consistent with low risk to principal and liquidity. As a secondary objective, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds that are primarily limited maturity debt securities. Under normal market conditions, the Portfolio maintains significant exposure to government securities. Invests in non-government securities only if rated Baa3 or better by Moody's or BBB- or better by S&P or BBB- or better by Fitch or if not rated determined that they are of comparable quality. May also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. May engage in dollar roll transactions and swap agreements, including credit default swaps. May use options and futures contracts involving securities, securities indices and interest rates. A portion of the Portfolio's assets may be invested in mortgage-backed and asset-backed debt securities. May borrow up to 10% of the value of its net assets. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Asset-backed securities, borrowing, call, credit, credit derivatives, debt securities, derivatives, equity securities, foreign investment, income, interest rate, leveraging, liquidity, manager, mortgage-related securities, other investment companies, portfolio turnover, restricted and illiquid securities, sector, securities lending, sovereign debt and U.S. government securities and obligations.

ING LORD ABBETT AFFILIATED PORTFOLIO

Investment Objectives: Long-term growth of capital. Current income is a secondary objective.

Investment Adviser: Directed Services LLC

Sub-Adviser: Lord, Abbett & Co. LLC

Main Investments: Invests primarily in equity securities of large, seasoned, U.S. and multinational companies (large companies are defined as those companies in the Russell 1000® Index). Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. May invest up to 10% of its assets in foreign securities and also may invest in American Depositary Receipts and similar depositary receipts, which are not subject to the 10% limit on investment. May invest in convertible bonds and convertible preferred stock, and in derivatives and similar investments. May buy and sell options on securities and securities indices for hedging or cross-hedging purposes and may sell covered call options on its portfolio securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

17

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, market capitalization, market trends, other investment companies, securities lending and value investing.

ING MARSICO GROWTH PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Marsico Capital Management, LLC

Main Investments: Invests primarily in equity securities selected for their long-term growth potential. Will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies (those with market capitalizations of $4 billion or more). May also invest in foreign securities, including American Depositary Receipts or other depositary receipts (including emerging markets) and forward foreign currency contracts, future and options. May invest more than 25% of its assets in securities of companies in a single market sector. Generally will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Currency, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, investment models, liquidity, manager, market and company, market capitalization, market trends, other investment companies, price volatility, sector and securities lending.

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Marsico Capital Management, LLC

Main Investments: Invests at least 65% of assets in common stocks of foreign companies selected for their long-term growth potential. May invest in companies of any size throughout the world. Invests in issuers from a number of different countries, not including the United States. May invest, without limit, in foreign investments including American Depositary Receipts or other depositary receipts. Some issuers of securities in the portfolio may be based or economically tied to the United States. May use options, futures and forward foreign currency contracts. May invest in emerging markets. May invest up to 10% in fixed-income securities and up to 5% in high-yield bonds or mortgage- and asset-backed securities. May invest up to 15% in illiquid securities. May invest more than 25% of its total assets in securities of companies in a single market sector, though it generally will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities.

Main Risks: Credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth stock investing, high-yield, lower-grade debt securities, interest rate, investment models, liquidity, manager, market and company, market capitalization, market trends, mid-capitalization company, mortgage-related securities, other investment companies, over-the-counter investment, price volatility, restricted and illiquid securities, sector, securities lending and small-capitalization company.

ING MIDCAP OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-sized U.S. companies. Mid-sized companies are those with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index. May also invest in derivative instruments and foreign securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

18

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Main Risks: Derivatives, foreign investment, growth investing, liquidity, market trends, mid-capitalization company, other investment companies, price volatility, portfolio turnover and securities lending.

ING MONEY MARKET PORTFOLIO

Investment Objective: High current return, consistent with preservation of capital and liquidity through investment in high-quality money market investments while maintaining a stable share price of $1.00.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests in high-quality, U.S. dollar denominated short-term debt securities. Obligations in which the Portfolio invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7 under the Investment Company Act of 1940, the Portfolio may invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. May invest more than 25% of its total assets in instruments issued by domestic banks and may significantly invest in securities issued by financial services companies. May purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. May also invest in variable rate master demand obligations. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Concentration in financial services sector, credit, foreign investment, interest rate, liquidity, mortgage-related securities, other investment companies, prepayment and call, repurchase agreement and U.S. government securities and obligations.

ING MULTI-MANAGER INTERNATIONAL SMALL CAP PORTFOLIO

Investment Objective: Maximum long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Advisers: Schroder Investment Management North America, Inc.
American Century Global Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies (those that have a market capitalization that falls within the range of companies in the S&P Developed Ex-U.S. Small Cap Index between $9.8 million and $7.6 billion). Invests at least 65% of its assets in companies located outside the United States, including emerging markets. Invests primarily in common stock or securities convertible into common stock of international issuers, but may invest from time to time in such instruments as forward currency contracts; futures contracts; other investment companies, including exchange-traded funds; rights; American Depositary Receipts and Global Depositary Receipts. May also invest in mid-capitalization sized companies.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, initial public offerings, investment models, liquidity, manager, market and company, market trends, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company and value investing.

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

Investment Objective: High level of current income principally derived from interest on debt securities.

Investment Adviser: Directed Services LLC

Sub-Adviser: OppenheimerFunds, Inc.

Main Investments: Invests in debt securities of issuers in three market sectors: foreign governments and companies; U.S. government securities; and lower grade, high-yield securities of U.S. and foreign companies. Those debt securities include foreign government and U.S. government bonds and notes, collateralized mortgage obligations, other mortgage- and asset-backed securities, participation interest in loans, structured notes, lower-grade, high-yield debt obligations and zero-coupon or stripped securities. May invest up to 100% of its assets in any one sector at any time. Foreign investments can include debt securities of issuers in developed markets as well as emerging markets. Can use hedging instruments and certain derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

19

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Main Risks: Credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, mortgage-related securities, other investment companies, prepayment or call, price volatility, sector allocation, securities lending, U.S. government securities and obligations and zero-coupon.

ING OPPORTUNISTIC LARGECAP PORTFOLIO

Investment Objective: Growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large U.S. companies (defined as companies that have a market capitalization of at least $3 billion). May also invest in mid- and small-sized companies. May invest up to 25% of its assets in foreign securities including ADRs. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. May also invest in derivatives. May also invest in certain high risk investments, including derivatives such as options and futures, among others.

Main Risks: Convertible securities, derivatives, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, securities lending and value investing.

ING PIMCO HIGH YIELD PORTFOLIO

Investment Objective: Maximum total return, consistent with preservation of capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield securities (junk bonds) rated below investment-grade but rated at least CCC/Caa by Moody's Investors Service, Inc., Standard and Poor's Ratings Services, or Fitch Ratings, or if unrated, determined to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities. The remainder of assets may be invested in investment-grade fixed-income investments. May invest up to 20% in non-U.S. dollar-denominated securities and without limit in U.S. dollar-denominated foreign securities (up to 15% in emerging markets). May invest in fixed-income instruments. May invest in derivatives based on fixed-income instruments, including swaps, and its net exposure to derivative securities may be equal to up to 100% of its total assets. May also engage in short sales. May invest all of its assets in mortgage or asset-backed securities. May, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as "buy backs" or "dollar rolls"). May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Borrowing, call, convertible securities, credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity mortgage-related securities, other investment companies, portfolio turnover, securities lending, short sales, sovereign debt, U.S. government securities and obligations and when issued and delayed delivery securities and forward commitment.

ING PIMCO TOTAL RETURN BOND PORTFOLIO

Investment Objective: Maximum total return, consistent with preservation of capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays

20

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Capital U.S. Aggregate Bond Index. May invest in fixed-income instruments and derivatives based on fixed-income instruments, such as forwards, options, futures contracts or swap agreements and engage in short sales. May also invest all of its assets in derivative instruments, such as mortgage- or asset-backed securities. May also invest up to 10% of its total assets in preferred stocks. Invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high-yield securities. May invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure normally will be limited to 20% of the Portfolio's total assets. May invest up to 15% of its total assets in emerging market countries. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Borrowing, call, convertible securities, credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity, mortgage-related securities, other investment companies, portfolio turnover, securities lending, short sales, sovereign debt, U.S. government securities and obligations and when issued and delayed delivery securities and forward commitment.

ING PIONEER EQUITY INCOME PORTFOLIO

Investment Objective: Current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. issuers that are expected to produce income. Income-producing equity securities include common stocks, preferred stocks, equity-based exchange-traded funds ("ETFs") and equity interests in real estate investment trusts ("REITs"). The Sub-Adviser may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The Portfolio will not invest more than 5% of its total assets in the securities of emerging market issuers. The remainder of the assets may be invested in debt securities, most of which are expected to be convertible into common stocks. May invest up to 10% of its net assets in below investment-grade debt securities, including convertible debt securities.

Main Risks: Convertible securities, credit, debt securities, emerging markets, equity securities, foreign securities, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, market capitalization, market trends, other investment companies, real estate investment trusts, securities lending and value investing.

ING PIONEER FUND PORTFOLIO

Investment Objective: Reasonable income and capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests in a broad list of carefully selected securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. Invests the major portion of its assets in equity securities primarily in U.S. issuers (including common stocks, convertible debt, and other equity instruments, such as exchange-traded funds ("ETFs") that invest primarily in equity securities, equity interests in real estate investment trusts ("REITs"), depositary receipts, warrants, rights and preferred stocks. The Portfolio may invest up to 20% of its net assets in REITs and up to 20% of its assets in foreign issuers.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, other investment companies, real estate investment trusts, securities lending and value investing.

ING PIONEER HIGH YIELD PORTFOLIO

Investment Objective: Maximize total return through income and capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

21

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in below investment-grade (high-yield) debt securities and preferred stocks. May also invest in other investment companies, including exchange-traded funds and real estate investment trusts. Invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities. May invest more than 25% of its assets in the same market segment. The Portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. May invest up to 15% of its total assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. May invest in investment-grade and below investment-grade convertible bonds and preferred stocks that are convertible into equity securities, mortgage-backed and asset-backed securities, mortgage derivatives and structured securities. May also invest in equity securities of U.S. and non-U.S. issuers including common stocks, depositary receipts, warrants, rights and other equity interests. May use derivatives for hedging, but from time to time may use derivatives as a substitute for purchasing or selling securities or to increase the Portfolio's return. The Portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.

Main Risks: Convertible securities, credit, credit derivatives, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, leveraging, liquidity, manager, market and company, mortgage-related securities, other investment companies, prepayment or call, price volatility, real estate investment trusts, sector, securities lending, value investing and zero-coupon.

ING PIONEER MID CAP VALUE PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-size companies (defined as those companies with market capitalizations of companies included in the Russell Midcap Value® Index or the 3-year rolling average of the market capitalization of the largest company within the Russell MidCap Value® Index as measured at the end of the preceding month and are not less than the smallest company in the index.) The equity securities in which the Portfolio invests include common and preferred stocks, depositary receipts, convertible debt, other investment companies, including exchange-traded funds ("ETFs") that invest in equity securities and equity interests in real estate investment trusts ("REITs"). May invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers.

Main Risks: Call, convertible securities, debt securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, real estate investment trusts, securities lending and value investing.

ING REAL ESTATE FUND

Investment Objective: Total return consisting of long-term capital appreciation and current income.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Clarion Real Estate Securities LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investment trusts and real estate companies. May invest in companies of any market capitalization; however, it will generally not invest in companies with market capitalization of less than $100 million. May invest in initial public offerings. Convertible securities and Rule 144A securities. The Portfolio is non-diversified.

Main Risks: Concentration, convertible securities, diversification, initial public offerings, liquidity, manager, market trends, other investment companies, price volatility, real estate investment trusts, real estate, Rule 144A securities, and securities lending.

ING SMALL COMPANY PORTFOLIO

Investment Objective: Growth of capital.

Investment Adviser: ING Investments, LLC

22

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies (defined as those included in the S&P SmallCap 600 Index or the Russell 2000® Index or if not included in either index have market capitalizations between $3.2 million and $7 billion). May invest in derivatives and foreign securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, foreign investment, liquidity, market trends, other investment companies, price volatility, securities lending and small-capitalization company.

ING SMALLCAP OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stock of smaller, lesser-known U.S. companies. Smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Growth investing, liquidity, market trends, other investment companies, price volatility, securities lending and small-capitalization companies.

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

Investment Objective: Long-term capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Investment Counsel, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in foreign (non-U.S.) equity securities, including countries with emerging securities markets. Equity securities include common stocks, preferred stocks and convertible securities. May also invest a portion of its assets in smaller companies (those companies with market capitalizations of less than $4 billion). May also invest in ADRs, GDRs and EDRs. May also have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, geographic focus, interest rate, liquidity, manager, market and company, other investment companies, price volatility, sector, securities lending, small-capitalization company and value investing.

ING THORNBURG VALUE PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Thornburg Investment Management, Inc.

Main Investments: Invests at least 65% of its net assets in domestic equity securities, primarily common stocks but may also include convertible securities, selected on a value basis. May also own a variety of securities, including foreign equity and debt securities of any maturity, domestic debt securities and ADRs. May invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. May have exposure to emerging markets.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, other investment companies, mid-capitalization company, price volatility, securities lending, small-capitalization company and value investing.

23

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Investment Objective: Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes — equity securities, debt securities and money market instruments. Invests primarily in the common stocks of established U.S. companies the Sub-Adviser believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio's total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures and options. May invest up to 25% of its net assets in foreign equity securities. May also invest in shares of other investment companies, including exchange-traded funds and T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price, to the extent permitted by the Investment Company Act of 1940 as amended and the rules, regulations and exemptive orders thereunder. To prevent losses as well as achieve gains, the Sub-Adviser may also use a value approach in selecting investments. May invest in some securities that do not meet the criteria above when the Sub-Adviser perceives an unusual opportunity for gain. Debt securities and convertible bonds may constitute a significant portion of the investment portfolio. May invest in privately negotiated notes or loans, loan participations, assignments, debt securities of any maturity and credit quality and up to 15% in debt securities below investment grade. Remaining assets may be invested in a variety of money market instruments not exceeding one year. The Portfolio may also borrow securities and lend securities up to 33 1/3% of its total assets.

Main Risks: Asset Allocation, borrowing, call, convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity, other investment companies, price volatility, restricted and illiquid securities, securities lending, special situations, U.S. government securities and obligations, and value investing.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies having market capitalization within the range of companies in the Russell Midcap® Growth Index or S&P MidCap 400 Index. Focuses on mid-size companies. Most investments will be in U.S. common stocks but may also invest in foreign securities, futures and options. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund. May also invest in U.S. and foreign dollar-denominated money market securities and U.S. and foreign dollar currencies.

Main Risks: Currency, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility and securities lending.

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO

Investment Objective: Substantial dividend income as well as long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. Invests most assets in U.S. common stocks, but also may invest in other securities, including convertible securities, warrants, preferred stocks, foreign securities, debt securities, including high-yield debt securities and futures and options. Investment in a company may also be made through a privately negotiated note or loan including loan participations and assignments. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund. May also invest in U.S. and foreign dollar-denominated money market securities and U.S. dollar and non-U.S. dollar currencies. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

24

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Main Risks: Call, convertible securities, currency, debt securities, derivatives, equity securities, foreign investment, high-yield, lower-grade debt securities, liquidity, manager, market and company, other investment companies, securities lending, special situations and value investing.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Investment Objectives: Long-term capital growth, and secondarily, increasing dividend income.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with a focus on growth companies. May also purchase foreign securities, hybrid securities, futures and options. May have exposure to foreign currencies. Investment in foreign securities limited to 30%. May also invest in shares of the T. Rowe Price Reserve Investment Funds and T. Rowe Price Government Reserve Investment Fund. May also invest in U.S. dollar and foreign dollar denominated money market securities and U.S. and foreign dollar currencies.

Main Risks: Currency, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, other investment companies, price volatility and securities lending.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

Investment Objective: Long-term growth of capital and future income.

Investment Adviser: Directed Services LLC

Sub-Adviser: UBS Global Asset Management (Americas) Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. large-capitalization companies (defined as those companies with a market capitalization within the range of the Russell 1000® Index). Equity investments include dividend-paying securities, common stocks, preferred stocks and convertible securities. Emphasizes large-capitalization stocks, but may hold small- and mid-capitalization stocks. May invest in options, futures and other derivatives and exchange-traded funds. May invest up to 20% of its assets in non-U.S. securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, currency, derivatives, equity securities, foreign investment, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company and value investing.

ING U.S. BOND INDEX PORTFOLIO

Investment Objective: Investment results (before fees and expenses) that correspond to the total return of the Barclays Capital U.S. Aggregate Bond Index ("BCAB Index" or "Index").

Investment Adviser: ING Investments, LLC

Sub-Adviser: Neuberger Berman Fixed Income LLC

Main Investments: Under normal conditions, invests at least 80% of its assets (plus borrowings for investment purposes) in a portfolio of investment-grade debt securities, rated at least A by Moody's Investors Service, Inc. or at least A by Standard & Poor's Ratings Services, or of comparable quality if unrated, included in the Index, derivatives whose economic returns are, by design closely equivalent to the returns of the Index or its components and exchange-traded funds. To Be Announced ("TBA") purchase commitments shall be deemed included in the Index upon entering into the contract for the TBA. Invests principally in bonds, including, publicly issued investment-grade U.S. government, mortgage-backed, asset-backed and corporate debt securities. Also invests in futures and other derivatives as a substitute for the sale or purchase of debt securities.

Main Risks: Credit, debt securities, derivatives, index strategy, interest rate, liquidity, mortgage-related securities, other investment companies, portfolio turnover, prepayment or call, price volatility, securities lending and U.S. government securities and obligations.

25

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

ING VAN KAMPEN COMSTOCK PORTFOLIO

Investment Objective: Capital growth and income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

Main Investments: Invests in equity securities including common stocks, preferred stocks, and convertible securities. May invest up to 15% of its assets in real estate investment trusts ("REITs"). May invest up to 10% of assets in high-quality short-term debt securities and investment-grade corporate debt securities. May invest up to 25% of assets in foreign securities. May also invest in American Depositary Receipts ("ADRs") without limitation and may invest in derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, derivatives, equity securities, foreign investment, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, real estate investment trusts, securities lending, small-capitalization company and value investing.

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO

Investment Objective: Long-term of growth of capital and income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

Main Investments: Invests primarily in what the sub-adviser believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment-grade," which are securities rated within the four highest grades assigned by Standard & Poor's Ratings Services or by Moody's Investors Service, Inc. Although the Portfolio may invest in companies of any size, the sub-adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. May invest up to 15% of its total assets in real estate investment trusts and up to 25% of its total assets in securities of foreign issuers. May purchase and sell certain derivative instruments, such as options, futures and options on futures. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Call, convertible securities, debt securities, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, real estate investment trusts, securities lending and small-capitalization company.

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Wells Capital Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of small-capitalization companies (companies whose market capitalization is substantially similar to that of companies in the Russell 2500(TM) Index at the time of purchase). May invest in any sector, and at times, the sub-adviser may emphasize one or more particular sectors. May also invest up to 25% of its total assets in foreign securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Equity securities, foreign investment, liquidity, manager, market and company, market capitalization, other investment companies, sector, securities lending, small-capitalization company and value investing.

26

MORE INFORMATION ON RISKS

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending upon what it invests in and what strategies it uses. The following are some of the key risks you should know about before investing in the Portfolio:

>  Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. Furthermore, DSL's allocation of the Portfolio's assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in losses that could be severe. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

Assets will be allocated among asset classes and markets based on judgments made by DSL and the recommendations of the Consultant. There is a risk that the Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

>  Performance of the Underlying Funds Will Vary

The performance of the Portfolio depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

>  Temporary Defensive Positions

The Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect the Portfolio or an Underlying Fund. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While the Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. The Portfolio's or an Underlying Fund's defensive investment position may not be effective in protecting its value.

>  Conflict of Interest

In making decisions on the allocation of the assets of the Portfolio among the Underlying Funds, DSL is subject to several conflicts of interest because it serves as the investment adviser to the Portfolio, and it or an affiliate serves as investment adviser or sub-adviser to the Underlying Funds. These conflicts could arise because DSL or its affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with DSL, the entire advisory fee is retained by an ING company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of DSL, DSL may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to ING. Further, DSL may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, DSL or an affiliate. Therefore, DSL may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate or the interests of an Underlying Fund rather than a Portfolio.

DSL has informed the Trust's Board of Directors that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Portfolio is offered as investment options. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. DSL's investment decisions for the Portfolio, including its allocation decisions with respect to the Portfolio's Underlying Funds, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to Underlying Funds which invest primarily in fixed-income securities or in a more conservative or less volatile investment style may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company's risk from the lifetime income or death benefits, or may make it easier for the insurance company to manage its risk through the use of various hedging techniques. DSL has developed an investment process using an allocation committee which seeks to ensure that the Portfolio is managed in the best interest of its shareholders. Further, DSL has adopted various policies and procedures that are intended to identify, monitor and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that DSL's allocation decisions may be affected by its conflicts of interest.

27

RISKS ASSOCIATED WITH AN INVESTMENT IN THE UNDERLYING FUNDS

The Portfolio is also affected by other kinds of risks, depending on the types of securities held or the strategies used by the Underlying Funds, such as:

Absence of Regulation Risk In general, there is less governmental regulation and supervision of transactions in the over-the-counter markets (in which option contracts and certain options on swaps are generally traded) than of transactions entered into on organized exchanges.

Asset Allocation Risk Certain of the Underlying Funds may allocate their investments between equity and fixed-income securities and among various segments of markets based on judgments made by a sub-adviser. An Underlying Fund that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Asset-Backed Securities Risk The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by an Underlying Fund will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An Underlying Fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Borrowing Risk An Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of an Underlying Fund's shares and in the Underlying Fund's return. Borrowing will cost an Underlying Fund interest expense and other fees. The cost of borrowing may reduce an Underlying Fund's return.

Call Risk During periods of falling interest rates, a bond issuer may "call," or repay, its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities Risk Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Concentration Risk When an Underlying Fund invests primarily in securities of companies in a particular market industry, the Underlying Fund may be subject to greater risks and market fluctuations than other funds that are more diversified by industry.

Concentration in Financial Services Sector Risk The risks of concentrating in investments in the financial services sector include credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations). In addition, to the extent on Underlying Fund concentrates in the banking industry, the risks described above may be greater.

Convertible Securities Risk The value of convertible securities may fall when interest rates increase and rise as interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk An Underlying Fund could lose money if a bond issuer is unable to make principal and interest payments when due. An Underlying Fund's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. An Underlying Fund's investment in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities involve credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

Credit Derivatives Risk Certain Underlying Funds may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. An Underlying Fund pays a fee to enter into the

28

trade and receives a fixed payment during the life of the swap. If there is a credit event, an Underlying Fund either delivers the defaulted bond (if the Underlying Fund has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the Underlying Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Currency Risk Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund's investments in foreign currency-denominated securities may reduce the value of an Underlying Fund's assets.

Debt Securities Risk The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts Risk Certain Underlying Funds may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives Risk Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Underlying Fund's investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk The Portfolio may invest in Underlying Funds that are considered "non-diversified." A non-diversified fund may invest in securities of a fewer number of issuers than diversified funds, which increases the risk that its value could go down because of poor performance of a single investment or a small number of investments.

Emerging Growth Risk An Underlying Fund's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in the Underlying Fund's net asset value and the value of your investment.

Emerging Markets Risk Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

29

Equity Securities Risk Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

Extension Risk Slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

Foreign Investment Risk Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

Geographic Focus Risk Certain Underlying Funds may invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. If an Underlying Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An Underlying Fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

Growth Investing Risk Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Headline Risk To take advantage of an attractive valuation, an Underlying Fund may invest in a company when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual shareholder report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. There is a risk that the company's stock may never recover.

High-Yield, Lower-Grade Debt Securities Risk Because certain Underlying Funds can invest in securities rated below investment-grade, their credit risks are greater than that of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Underlying Fund to sell them quickly at an acceptable price. These risks can reduce an Underlying Fund's share prices and the income it earns.

Income Risk An Underlying Fund's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

Index Strategy Risk Certain Underlying Funds use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between an Underlying Fund and the index performance may be affected by the Underlying Fund's expenses, and the timing of purchases and redemptions of the Underlying Fund's shares.

Industry Focus Risk To the extent that an Underlying Fund is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that an Underlying Fund invests in the financial services sector, the value of the Underlying Fund may be subject to special risks, including

30

greater sensitivity to economic, political or regulatory developments and to greater volatility than a fund with a portfolio that is less focused in that particular sector.

Inflation-Indexed Bonds Risk Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Initial Public Offerings ("IPOs") Risk Certain Underlying Funds may invest in IPOs. IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the Portfolio's asset base is relatively small. However, there is no assurance that the Portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Interest Rate Risk The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investment by Funds-of-Funds Risk Each of the Underlying Funds' shares may be purchased by other investment companies, including funds-of-funds. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the Portfolio. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. DSL will monitor transactions by funds-of-funds and will attempt to minimize any adverse effects on the Underlying Funds and the funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act") or under the terms of an exemptive order granted by the SEC.

Investment Models Risk The proprietary models used by an Underlying Fund's sub-adviser to evaluate securities or securities markets are based on the sub-adviser's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Investment Style Risk Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well investor sentiment. An Underlying Fund may outperform or underperform other funds that employ a different style. An Underlying Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Issuer Concentration Risk Because an Underlying Fund may invest a relatively large percentage of its assets in a single issuer, an Underlying Fund's performance may be particularly sensitive to changes in the value of securities of these issuers.

Large Positions Risk An Underlying Fund may establish significant positions in companies which the Underlying Fund's sub-adviser has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on the Underlying Fund's net asset value. The Underlying Fund's returns may be more volatile than those of a less concentrated fund.

Leveraging Risk Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Underlying Fund's securities.

Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. Underlying Funds with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk An Underlying Fund's sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no assurance that these will achieve the Underlying Fund's investment objective. An Underlying Fund's sub-adviser may use investment techniques or invest in securities that are not part of an Underlying Fund's principal investment strategy.

31

For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced. The Underlying Fund's sub-adviser could do a poor job in executing an investment strategy. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

Many sub-advisers of equity funds employ styles that are characterized as "value" or "growth." However, these terms can have different application by different managers. One sub-adviser's value approach may be different from another, and one sub-adviser's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or "deeper discount" to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

Market and Company Risk The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which an Underlying Fund invests may still trail returns from the overall stock market.

Market Capitalization Risk Stocks fall into three broad market capitalization categories—large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large- capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Market Trends Risk Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have broader investment style.

Maturity Risk The value of a debt security may change from the time it is issued to when it matures. The longer the period to maturity, the greater the potential for price fluctuation.

Mid-Capitalization Company Risk Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

Natural Resources Risk Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials' prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Other Investment Companies Risk The Portfolio and certain of the Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"),

32

PowerShares QQQ(TM) ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons the Portfolio and certain Underlying Funds may invest their assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). The Portfolio's or an Underlying Fund's purchase of shares of an ING Money Market Fund will result in the Portfolio or the Underlying Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Portfolio's or Underlying Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Portfolio or the Underlying Fund invests resulting from the Portfolio's or Underlying Fund's investment into the ING Money Market Fund.

Over-the-Counter ("OTC") Investment Risk Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Portfolio Turnover Risk Changes to the investments of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

Prepayment or Call Risk Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of an Underlying Fund because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that an Underlying Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If an Underlying Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause an Underlying Fund to lose a portion of its principal investment represented by the premium the Underlying Fund paid.

Price Volatility Risk The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Risk Investments in issuers that are principally engaged in real estate, including Real Estate Investment Trusts ("REITs"), may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risk). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increase the risk that the Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. REITs may also be affected by tax and regulatory requirements.

33

Real Estate Investment Trusts ("REITs") Risk Investing in REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that an Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Repurchase Agreement Risk Repurchase agreements involve the repurchase by an Underlying Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, an Underlying Fund might incur a loss. If the seller declares bankruptcy, an Underlying Fund might not be able to sell the collateral at the desired time.

Restricted and Illiquid Securities Risk Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid and restricted securities investments involve the risk that the securities will not be able to be sold at the time desired.

Risk Arbitrage Securities and Distressed Companies Risk Certain Underlying Funds, and in particular the ING Franklin Mutual Shares Portfolio, may invest in risk arbitrage securities and distressed companies. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the Underlying Fund's sub-adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

A merger or other restructuring, tender or exchange offer proposed at the time an underlying fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the underlying fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Sector Allocation Risk An Underlying Fund's sub-adviser's expectations about the relative performance of the three principal sectors in which certain Underlying Fund's invest may be inaccurate and the Underlying Fund's returns might be less than other funds using similar strategies.

Sector Risk A sector is a group of selected industries, such as technology. When an Underlying Fund invests significant assets in the securities of issuers in one or more market sectors, volatility in a sector will have a greater impact on the Underlying Fund than it would on a fund that has securities representing a broader range of investments.

Securities Lending Risk To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by the Underlying Fund's sub-adviser. When lending securities an Underlying Fund will receive cash or U.S. government securities as collateral. The Underlying Fund has retained its custodian to serve as its securities lending agent for these activities.

When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the Underlying Fund could incur losses in connection with the investment of such cash collateral, often referred to as "investment risk." The Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.

An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as "borrower default risk." In the event of a borrower default, the Underlying Fund will be protected to the extent the Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, the Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the Underlying Fund from losses resulting from borrower default.

Short Sales Risk An Underlying Fund may make short sales, which involves selling a security the Underlying Fund does not own in anticipation that the security's price will decline. An Underlying Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose an Underlying Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying Fund. When an Underlying Fund must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the Sub-Adviser believes that the price of a security may decline, causing the value of a security owned by the Underlying Fund or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the Underlying Fund long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Underlying Fund owns.

34

Small-Capitalization Company Risk Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile than stocks of larger companies.

Sovereign Debt Risk Certain Underlying Funds invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Special Situations Risk Certain Underlying Funds may make special situation investments, which arise when an Underlying Fund believes that the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. An Underlying Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not have the anticipated effect.

U.S. Government Securities and Obligations Risk Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk Certain Underlying Funds invest in "value" stocks. An Underlying Fund's sub-adviser may be wrong in its assessment of a company's value and the stocks the Underlying Fund holds may not reach what an Underlying Fund's sub-adviser believes are their full values. From time to time "value" investing falls out of favor with investors. During those periods, the Underlying Fund's relative performance may suffer.

When Issued and Delayed Delivery Securities and Forward Commitments An Underlying Fund may purchase or sell securities that it is entitled to receive on a when issued basis. An Underlying Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Zero-Coupon Risk Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.

MANAGEMENT OF THE PORTFOLIO

>  Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio. DSL has overall responsibility for the management of the Portfolio. DSL provides or oversees all investment advisory and portfolio management services to the Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

DSL is registered with the SEC as an investment adviser. DSL is an indirect, wholly-owned subsidiary of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

35

As of September 30, 2009, DSL managed approximately $38.3 billion in registered investment company assets. The principal address of DSL is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSL may engage one or more sub-advisers to provide the day-to-day management of the Portfolio. A sub-adviser may be an affiliate of DSL, or may be independent. DSL acts as a "manager-of-managers" for the Portfolio. DSL may delegate to the sub-adviser of the Portfolio the responsibility for investment management, subject to DSL's oversight. DSL would be responsible for monitoring the investment program and performance of the sub-adviser of the Portfolio.

From time to time, DSL could also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolio's Board of Directors ("Board"). It is not expected that DSL would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. The Portfolio and DSL have received exemptive relief from the SEC to permit DSL, with the approval of the Portfolio's Board, to appoint additional non-affiliated sub-advisers or to replace an existing sub-adviser with a nonaffiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio's shareholders. The Portfolio would notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of the Portfolio and its principal investment strategies may also change.

The Portfolio pays an advisory fee equal to 0.10% of the Portfolio's daily net assets.

DSL is responsible for all of its own costs, including the costs of Adviser's personnel required to carry out its investment advisory duties.

DSL, and not the Portfolio, pays the Consultant a consulting fee equal to the following percentages based on the Portfolio's average daily net assets:

0.03% of the first $500 million;

0.025% of the next $500 million;

0.02% of the next $1 billion; and

0.01% of amounts over $2 billion.

For information regarding the basis for the Board's approval of the investment advisory relationship, please refer to the Portfolio's semi-annual shareholder report to be dated June 30, 2010.

DSL may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected the Portfolio as an investment option under their Variable Contract or Qualified Plans. DSL has entered into service agreements with affiliated insurance companies, including: Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee up to an annual rate of 0.35%, computed based on assets attributable to contract holders and plan participants with interests in the Portfolio through these insurers or third-party administrators, for administrative services provided to the Solution Portfolios.

>  Investment Committee

An Investment Committee of DSL reviews the allocation of Portfolio assets. The Investment Committee considers the quarterly and annual recommendations of the Consultant, reviews their basis for arriving at these recommendations, and approves the asset allocations for the Portfolio.The Investment Committee is responsible for the day-to-day management of the Portfolio. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. The members of the Investment Committee are: William A. Evans, Heather Hackett and Paul Zemsky. William A. Evans, Heather Hackett and Paul Zemsky have been on the Investment Committee since the Portfolio's inception.

William A. Evans, CFA, Vice President, USFS Mutual Funds and Investment Products, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors from 1997 to 2002.

Heather Hackett has been with ING IM since 2005 and is primarily responsible for outcome oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a Portfolio Specialist supporting the International Equity and Asset Allocation teams. Most recently, Ms. Hackett was an analyst in the Consulting Group of Smith Barney. Earlier in her career, she was a registered associate with Schroder & Co.

Paul Zemsky is the head of ING's Multi-Asset Strategies & Solutions Group. He joined ING Investment Management Co. in 2005 as Head of Derivative Strategies. Prior to joining ING, Mr. Zemsky held a number of key positions at J.P. Morgan Investment Management where he worked for 18 years.

The Statement of Additional Information ("SAI") provides additional information about each Investment Committee member's compensation, other accounts overseen by each Investment Committee member and each Investment Committee member's ownership of securities in the Portfolio.

36

>  Information about the Consultant

The Consultant is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of DSL. Founded in 1972, the Consultant has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The Consultant offers clients a fully integrated strategic and tactical asset allocation service. The Consultant provides a customizable approach which can meet the unique needs of their clients; investment policy planning, development and implementation support; active asset allocation, which seeks to add a correlated source of incremental return, as well as to tactically manage risk within the Portfolio; a systematic process which utilizes quantitative disciplines in support of the investment judgment of seasoned professionals; and a compelling value proposition with no hidden costs.

SHAREHOLDER INFORMATION

>  Portfolio Distribution

The Portfolio is distributed by ING Funds Distributor, LLC ("IFD" or "Distributor"), a member of the Financial Industry Regulatory Authority ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or the FINRA Brokercheck Hotline at 1-800-289-9999. An investment brochure containing information describing the FINRA Brokercheck Hotline is available from FINRA.

>  How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. The Portfolio's Adviser or Distributor (collectively, "ING"), out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

The distributing broker-dealer for the Portfolio is IFD. IFD has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, DSL has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolio. Additionally, if a portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in a portfolio advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. Neither the Portfolio, the Adviser nor the Distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

>  Combination with ING Solution Income Portfolio

When ING Solution 2055 Portfolio reaches its Target Date, it may be combined with ING Solution Income Portfolio, without a vote of shareholders, if the Company's Board determines that combining the Portfolio with ING Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after the Portfolio's Target Date), the Portfolio will notify shareholders of the Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of the Portfolio will become shareholders of ING Solution Income Portfolio.

37

>  Net Asset Value

The net asset value ("NAV") per share for each class of the Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Portfolio is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Solution Portfolios will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's or Underlying Fund's NAV is not calculated. As a result, the NAV of the Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolio's or Underlying Fund's shares or when an investor will not be able to reallocate between investment options.

When market quotations are not available or are deemed unreliable, the sub-adviser to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Underlying Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely could have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

•  Securities of an issuer that has entered into a restructuring;

•  Securities whose trading has been halted or suspended;

•  Fixed-income securities that have gone into default and for which there are not current market value quotation; and

•  Securities that are restricted as to transfer or resale.

Each sub-adviser to the Underlying Funds may rely on the recommendations of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The sub-adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Underlying Funds determine their NAV per share. Please refer to the prospectuses for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

When an insurance company or Qualified Plan buys shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When the Portfolio buys shares of the Underlying Funds, it will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

>  Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive a day's price, your order must be received by Market Close. The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

>  Purchase and Redemption of Shares

The Portfolio is available to serve as an investment option through Variable Contracts and Qualified Plans outside the separate account context. The Portfolio also may be made available to custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio and certain other management investment companies and other investors permitted under the federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service. Purchases and redemptions of shares

38

may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Company's behalf.

The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service. However, it is possible that the interests of owners of Variable Contracts, or other permitted investors, for which the Portfolio serves as an investment option might at some time be in conflict because of differences in tax treatment or other considerations. The Portfolio's Board directed DSL to monitor events to identify any material conflicts between Variable Contract owners and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan, an investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

The Portfolio may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Portfolio to redeem those investments if the plan loses (or in the opinion of DSL, is at risk of losing) its Qualified Plan status.

The Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. DSL will monitor transactions by the fund-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

>  Frequent Trading – Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as an investment option for the Variable Contracts issued by insurance companies, and as an investment option for the Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Portfolio's administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediary will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interests of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of DSL or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.

Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current

39

NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Fund based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund does not accurately value securities, short-term trading may dilute the value of portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing traders in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interests of the Portfolio's shareholders.

>  Portfolio Holdings Disclosure Policy

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the SAI. The Portfolio posts its portfolio holdings schedule on its website on a month-end basis. The portfolio holdings is available 10 calendar days following the end of the previous calendar month. The portfolio holdings schedule is as of the last day of the previous calendar month (e.g., the Portfolio will post the quarter ending June 30 holdings on July 11). The Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.The Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the next calendar month or until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.

>  Dividends and Capital Gains Distributions

Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio's dividends may constitute a return of capital.

>  Tax Matters

The Portfolio intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their Variable Contracts for information regarding the tax consequences of purchasing a contract.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you. Please refer to the SAI for more information about the tax status of the Portfolio. You should consult the prospectus for the Variable Contracts and your tax adviser for information regarding taxes applicable to the Variable Contracts.

>  Reports to Shareholders

The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

40

FINANCIAL HIGHLIGHTS

Because the Portfolio had not commenced operations as of December 31, 2008, financial highlights are not available.

41

ING PARTNERS, INC.
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, AZ 85258

For investors who want more information about the Portfolio, the following documents are available free upon request:

•  Statement of Additional Information ("SAI"): The SAI, dated December 4, 2009, contains more detailed information about the Portfolio and is incorporated by reference into (made legally a part of) this prospectus.

•  Annual/Semi-Annual Shareholder Reports: Additional information about the Portfolio's investments will be available in the Portfolio's annual shareholder report to be dated December 31, 2009. In the Portfolio's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

For a free copy of the SAI or the Portfolio's annual and semi-annual shareholder reports call 1-800-262-3862, write to ING Partners, Inc., at the address listed above or visit our website at www.ingfunds.com.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolio. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C., 20549 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

Investment Company Act File No. 811-8319

December 4, 2009  Prospectus — Service 2 Class ("Class S2")

ING PARTNERS, INC.

This Prospectus is designed to help you make informed decisions about investments in the ING Solution 2055 Portfolio ("Portfolio"). The Portfolio seeks to achieve its investment objective by investing primarily in other ING mutual funds that are actively or passively managed ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Consult with your investment professional to determine if the Portfolio is best suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

•  ING Solution 2055 Portfolio

THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.

This Prospectus contains important information about investing in the Class S2 shares of the Portfolio. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolio will achieve its investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolio and be aware that any time you invest, there is a risk of loss of money.

>  ING Partners, Inc.

The Portfolio is a series of ING Partners, Inc. ("Company"). The Company is an open-end management investment company authorized to issue multiple series and classes of shares. Directed Services LLC ("DSL" or "Adviser") serves as the investment adviser of the Portfolio. Not all of the Company's portfolios are offered in this Prospectus.

INTRODUCTION

>  An Introduction to the Portfolio

The Portfolio is designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need their funds.

The Portfolio invests primarily in a universe of Underlying Funds that are actively or passively managed that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see the sections entitled "More Information on Investment Strategies" and "Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds" later in this Prospectus.

Although the Portfolio is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. Because the Portfolio will normally invest in a combination of equity and/or fixed-income funds, an investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives and other investments.

The Portfolio's shares may be offered to insurance company separate accounts that support variable annuity and variable life insurance contracts ("Variable Contracts"), qualified pension and retirement plans ("Qualified Plans") outside the variable contract context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio and certain other management investment companies.

>  Classes of Shares

The Portfolio's shares are classified into Adviser Class ("ADV Class"), Initial Class ("I Class"), Service Class ("S Class"), Service 2 Class ("Class S2") and Class T shares. The five classes of shares of the Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio. Only the Class S2 shares are offered in this Prospectus. Class S2 shares are not subject to any sales loads.

>  An Introduction to the Asset Allocation Process

DSL is the investment adviser of the Portfolio.

ING Investment Management Co. ("Consultant") is a consultant to DSL. Both DSL and the Consultant are wholly-owned, indirect subsidiaries of ING Groep, N.V. ("ING Groep") (NYSE: ING). DSL and the Consultant, working together, have designed Target Date (as defined below) asset allocation funds called Solution Portfolios. DSL uses an asset allocation process to determine the Portfolio's investment mix. This asset allocation process can be described as follows:

1.   In the first stage, the mix of asset classes (i.e., stocks and fixed-income securities of various types) that is likely to produce the best return for the target level of volatility or risk underlying the Portfolio is estimated for the specified time horizon before retirement or specified financial goals date. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of asset classes as well as other financial variables. The mix of asset classes arrived at for the Portfolio is called the "Target Allocation." The Consultant will review the Target Allocation annually and make recommendations to the Adviser regarding changes as needed.

2.  The Consultant will also provide tactical allocation recommendations to DSL, to overweight certain sub-asset classes and style tilts within the Target Allocation, while underweighting other sub-asset classes. These recommendations are intended to be in response to changing market conditions, and to enable DSL to shift into those sub-asset classes that are expected to outperform under certain market conditions. DSL has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant's recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of DSL quarterly or as warranted by market conditions.

1

3.  The Target Allocation may be changed at any time by DSL. For ING Solution 2055 Portfolio, over time, the allocations within the Target Allocation will change at specific intervals to some predefined new Target Allocation that is intended to be more conservative (i.e., reduced allocations to equity securities). The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2055 ("Target Date"). The Target Date is the approximate year that an investor in the Portfolio would plan to draw down income from the Portfolio for retirement or other financial goals. The following glidepath illustrates how the Portfolio's Target Allocation is expected to become more conservative with lower percentages of equity securities and higher percentages of fixed-income securities over time toward the Portfolio's Target Date. As the Portfolio approaches its Target Date in 2055, the Portfolio's Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 30% equity securities and 70% fixed-income securities.

As the Portfolio's Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of drawing down income from their portfolio soon.

In summary, ING Solution 2055 Portfolio is designed for an investor who plans to withdraw the value of the investor's investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio's Target Allocation will change over time and is expected to produce stability of principal and reduced investment risk as the Portfolio approaches its Target Date.

Only ING Solution 2055 Portfolio is offered in this Prospectus.

The Investment Committee of DSL will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) or target allocations for the Portfolio, including determining the transition pattern of the Portfolio in a timely but reasonable manner based upon market conditions at the time. The predefined mixes will be reviewed annually and analyzed for consistency with current market conditions and industry trends in consultation with the Consultant.

The Portfolio's stated investment objective is non-fundamental and may be changed by the Company's Board of Directors ("Board") without the approval of shareholders.

>  Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of the Portfolio. Reading the Prospectus will help you to decide whether the Portfolio is the right investment for you. You should keep this Prospectus for future reference.

2

ING SOLUTION 2055 PORTFOLIO

>  Investment Objective

Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement. The Portfolio's investment objective is non-fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds) that invest in U.S. stocks, international stocks, U.S. bonds and other fixed-income investments using asset allocation strategies designed for investors expecting to retire in 2055.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

Equity Securities	95%
Fixed-Income Securities	5%

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long and short-term bonds; high-yield bonds and treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures and swaps, other investment companies including exchange-traded funds ("EFTs"), and other securities to make tactical asset allocations, minimize risk and assist in managing cash. The Portfolio may hold cash and cash equivalents.

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies and international fixed-income. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "Introduction — An Introduction to the Asset Allocation Process."

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio, even near, at or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Commodities Risk
Credit Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Inflation-Indexed Bonds Risk

3

Interest Rate Risk
Liquidity Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Risk
Small-Capitalization Company Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see the sections entitled "More Information on Investment Strategies," "Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds," and "More Information on Risks" later in this Prospectus.

>  Performance

Since the Portfolio had not commenced operations as of December 31, 2008, there is no annual performance information included in this Prospectus.

4

Portfolio Fees and Expenses

The tables that follow show the estimated operating expenses to be paid each year by Class S2 shares of the Portfolio. Shareholders of the Portfolio will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of the Portfolio's assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and the Portfolio's allocation to that Underlying Fund, will vary from year to year, the fees and expenses paid by the Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Company and the Portfolio are not parties to your Variable Contract or Qualified Plan, but the Portfolio is merely an investment option made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolio are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The tables do not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of the Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) Not Applicable.

Class S2 Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) Fee and Shareholder Services Fee(2)	Admin. Services Fee	Other Expenses	Acquired (Underlying) Funds Fees and Expenses(3)	Total Operating Expenses	Waivers and Reimbursements(4)	Net Annual Operating Expenses
ING Solution 2055	0.10%	0.50%	0.02%	—	0.80%	1.42%	(0.10)%	1.32%

  (1)  This table shows the estimated operating expenses for Class S2 shares of the Portfolio as a ratio of expenses to average daily net assets. Other expenses are estimated for the current fiscal year as the Portfolio had not commenced operations as of the date of this Prospectus.

  (2)  Class S2 shares of the Portfolio pay an annual distribution fee of 0.25% and an annual shareholder services fee of 0.25% of its average daily net assets. ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio, so that the actual fee paid by the Portfolio is an annual rate of 0.15%. Absent this waiver, the distribution fee is 0.25% of net assets. The expense waiver will continue through at least May 1, 2011. There is no guarantee that this waiver will continue after this date.

  (3)  The Portfolio's Acquired (Underlying) Funds Fees and Expenses are estimated based on a weighted average of the fees and expenses of the Underlying Funds in which it intends to invest. The estimated amount of fees and expenses of the Underlying Funds borne by the Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio's fiscal year. Acquired (Underlying) Funds Fees are estimated for the current fiscal year as the Portfolio had not commenced operations as of the date of this Prospectus.

  (4)  DSL, the adviser to the Portfolio, has entered into a written expense limitation agreement with respect to the Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage commissions, extraordinary expenses, and Acquired (Underlying) Funds Fees and Expenses, subject to possible recoupment by DSL within three years. The amount of the Portfolio's expenses to be waived or reimbursed is shown under the heading Waivers and Reimbursements. This amount also includes the 0.10% distribution (12b-1) fee waiver which footnote (2) explains in more detail. The expense limitation agreement will continue through at least May 1, 2011. The expense limitation agreement is contractual and shall renew automatically for one-year terms after May 1, 2011 unless DSL provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then-current term or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the Company upon at least 90 days' written notice to the Portfolio's Adviser, DSL. For more information regarding the expense limitation agreement for the Portfolio, please see the Statement of Additional Information.

Example

The Example is intended to help you compare the cost of investing in Class S2 shares of the Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class S2 shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Class S2 shares' net annual operating expenses remain the same. The Example does not reflect expenses which are, or may be, imposed by a Variable Contract that may use the Portfolio as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio(1)	1 Year	3 Years
ING Solution 2055	$134	$440

(1)  The Example numbers reflect the contractual expense limitation agreements/waivers for the one-year period and the first year of the three-year period.

5

MORE INFORMATION ON INVESTMENT STRATEGIES

>  More on the Asset Allocation Process

As described earlier in this Prospectus, the Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds. DSL determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, DSL uses economic and statistical methods to determine the optimal allocation targets and ranges for the Portfolio and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following:

(i)    the investment objective of the Portfolio and each of the Underlying Funds;

(ii)  proprietary and third-party reports and analyses;

(iii)  the risk/return characteristics, relative performance, and volatility of Underlying Funds;

(iv)  the correlation and covariance among Underlying Funds;

(v)  the availability of new funds; and

(vi)  consideration of ING affiliated insurance companies' ability to hedge their risk in issuing guarantees on products offering guaranteed lifetime income or death benefits.

As market prices of the Underlying Funds' portfolio securities change, the Portfolio's actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. DSL will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolio and the Underlying Funds.

DSL may rebalance the Portfolio on a periodic basis to attain the Target Allocation investment allocations. In addition, variances from the targets will be monitored. When the Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio's current cash reserves, DSL may determine to purchase additional shares or redeem shares of Underlying Funds. In making those purchases or redemptions, DSL will attempt to rebalance the Portfolio's holdings of Underlying Funds to bring them more closely in line with the Portfolio's investment targets. If DSL believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

>  Investment Objectives, Main Investments and Risks of the Underlying Funds

The Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Portfolio invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the Portfolio with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled "More Information on Risks — Risks Associated with an Investment in the Underlying Funds" later in this Prospectus for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time the Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which of the Underlying Funds the Portfolio will be invested at any one time. As a result, the degree to which the Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolio has invested in that Underlying Fund.

6

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

Investment Objective: Long-term capital growth, income is a secondary objective.

Investment Adviser: Directed Services LLC

Sub-Adviser: American Century Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. equity securities of mid- and small-capitalization companies. Mid- and small-capitalization companies include those with a market capitalization at the time of purchase within the range of the Russell 2800 Index. May invest in derivatives, futures contracts, foreign securities, debt securities of companies, debt obligations of governments and other similar securities. Equity securities include common and preferred stocks and equity-equivalent securities, such as debt securities and preferred stocks convertible into common stocks and stocks or stock index futures contracts. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company and value investing.

ING ARTIO FOREIGN PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Artio Global Management LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in international equity securities, including common and preferred stock, American, European and Global Depositary Receipts, convertible securities, rights, warrants, and other investment companies, including exchange-traded funds. Normally has a bias towards larger companies (e.g., with market capitalizations of $10 billion or greater), but may also invest in smaller companies. May invest up to 35% of assets in issuers in emerging markets and may invest in debt securities (up to 10% in high-risk and high-yield non-investment-grade bonds). May invest in derivatives including futures, swaps and warrants. May lend its portfolio securities. Will invest at least 65% in no fewer than three different countries located outside the United States.

Main Risks: Call, convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, liquidity, market and company, market capitalization, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company and value investing.

ING BARON ASSET PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: BAMCO, Inc.

Main Investments: Invests primarily in common stocks of mid-sized growth companies (those that have a market capitalization between $1.5 billion and $12 billion). May invest in equity-type securities, in addition to common stocks, such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. May also invest in debt securities, including notes, bonds, debentures and money market instruments and convertible instruments. Debt securities may be rated or unrated, and may include below investment-grade securities or "junk bonds" or unrated securities of equivalent credit quality. May invest up to 10% of its net assets in illiquid securities. May invest, without limit, in American Depositary Receipts, and up to 10% of its assets in Global Depositary Receipts and European Depositary Receipts. May also engage in derivatives transactions including, call and put options and swap agreements. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

7

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, derivatives, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, large positions, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending and value investing.

ING BARON SMALL CAP GROWTH PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: BAMCO, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of smaller companies with market values under $2.5 billion. May invest up to 20% in foreign securities, including American Depositary Receipts. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Currency, depositary receipts, equity securities, foreign investment, growth investing, large positions, liquidity, manager, market and company, other investment companies, price volatility, securities lending and small-capitalization company.

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Investment Objective: Maximum real return, consistent with the preservation of real capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Financial Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. May invest up to 20% of its assets in non-investment-grade bonds (high-yield or junk bonds) or securities of emerging market issuers. May invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. May also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, investment-grade corporate bonds and asset-backed securities. Non-investment grade bonds acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. May buy or sell options or futures, or enter into credit default swaps, interest rate or foreign currency transactions, including swaps (collectively, commonly known as "derivatives"). Typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. May also use derivatives for leverage. May seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Asset-backed securities, credit, credit derivatives, currency, debt securities, derivatives, diversification, emerging markets, foreign investment, high-yield, lower-grade debt securities, inflation-index bonds, interest rate, leveraging, liquidity, manager, mortgage-related securities, other investment companies, portfolio turnover, securities lending and U.S. government securities and obligations.

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Investment Management, LLC

8

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies (those which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index). May invest up to 10% in foreign securities in the form of American Depositary Receipts. May also invest in investment-grade convertible securities, preferred stocks, illiquid securities and U.S. government debt securities of any maturity. May purchase or sell securities on a when-issued or delayed delivery basis or through a forward commitment. May invest in derivatives, short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds or U.S. government and money market securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Borrowing, call, convertible securities, credit, debt securities, depositary receipts, derivatives, equity securities, foreign investment, growth investing, interest rate, investment models, liquidity, manager, market and company, market capitalization, maturity, other investment companies, over-the-counter investment, portfolio turnover, restricted and illiquid securities, securities lending, U.S. government securities and obligations and when issued and delayed delivery securities and forward commitments.

ING BLACKROCK LARGE CAP VALUE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Investment Management, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies (those which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index). Will invest primarily in equity securities of companies located in the United States that the Sub-Adviser believes are undervalued. May invest up to 10% of its total assets in securities issued by foreign issuers, in the form of American Depositary Receipts. May also invest in investment-grade convertible securities, preferred stocks, illiquid securities, U.S. government debt securities of any maturity, and derivatives for hedging purposes. May purchase or sell securities on a when-issued or delayed delivery basis or through a forward commitment. May also invest in short-term debt securities (such as commercial paper), short-term debt securities without limitation (including repurchase agreements), non-convertible preferred stocks and bonds, or U.S. government and money market securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Borrowing, call, convertible securities, credit, debt securities, depositary receipts, derivatives, equity securities, foreign investment, interest rate, investment models, liquidity, manager, market and company, market capitalization, maturity, other investment companies, over-the-counter investment, portfolio turnover, restricted and illiquid securities, securities lending, U.S. government securities and obligations, value investing and when issued and delayed delivery securities and forward commitments.

ING CLARION GLOBAL REAL ESTATE PORTFOLIO

Investment Objective: High total return consisting of capital appreciation and current income.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Clarion Real Estate Securities LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that are principally engaged in the real estate industry (deriving at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate.) The portfolio will have investments located in a number of different countries located throughout the world, including the United States. May invest in companies located in countries with emerging securities markets. Generally, invests in common stocks of large-, mid- and small-sized companies, including REITs. May invest in initial public offerings, convertible securities, and Rule 144A securities. The portfolio is non-diversified and may invest a significant portion of its assets in a single issuer. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, diversification, emerging markets, equity securities, foreign investment, industry concentration, initial public offerings, liquidity, market capitalization, market trends, mid-capitalization company, other investment companies, price volatility, real estate investment trusts, restricted and illiquid securities, securities lending, and small-capitalization company.

9

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

ING CLARION REAL ESTATE PORTFOLIO

Investment Objective: Total return including capital appreciation and current income.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Clarion Real Estate Securities LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investments trusts ("REITs") and real estate companies that consist of companies that are principaly engaged in the real estate industry. A company shall be considered to be "principally engaged" in the real estate industry if it: (a) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (b) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. May also invest in convertible securities, initial public offerings and Rule 144A securities. The Portfolio is non-diversified. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, diversification, equity securities, industry concentration, initial public offerings, liquidity, manager, market and company, securities, other investment companies, portfolio turnover, real estate investment trusts, Rule 144A, sector and securities lending.

ING COLUMBIA SMALL CAP VALUE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Columbia Management Advisors, LLC

Main Investments: Normally invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies within the Russell 2000® Value Index at the time of purchase. May invest up to 20% of its total assets in foreign securities and depositary receipts. May also invest in real estate investments trusts ("REITs") and other investment companies, including exchange-traded funds ("ETFs"). May also invest in convertible securities, initial public offerings and derivatives including options on securities, options on stock indices, covered calls, put options and over-the-counter options.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, equity securities, foreign investment, initial public offerings, liquidity, manager, market and company, other investment companies, over-the-counter investment, price volatility, real estate investment trusts, securities lending, small-capitalization company and value investing.

ING DAVIS NEW YORK VENTURE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Davis Selected Advisers, L.P.

Main Investments: Invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. May invest a limited portion of its assets in companies whose shares may be subject to controversy, foreign securities, and non-equity securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Credit, currency, debt securities, equity securities, foreign investment, headline, industry focus, interest rate, liquidity, manager, market and company, other investment companies, price volatility, securities lending and value investing.

ING DISCIPLINED INTERNATIONAL SMALLCAP FUND

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

10

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies (defined as those companies with market capitalizations that fall within the range of companies in the S&P Developed Ex.-U.S. SmallCap Index) At least 65% of its assets will normally be invested in companies located in a number of different countries, other than the United States. May invest up to 35% of its total assets in U.S. issuers. May invest in companies located in countries with emerging securities markets. May invest in derivative instruments, including, but not limited to futures, options and foreign currency contracts. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

Main Risks: Derivatives, diversification, emerging markets, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, securities lending, small-capitalization company and value investing.

ING DISCIPLINED SMALL CAP VALUE PORTFOLIO

Investment Objective: Outperform the total return performance of the Russell 2000® Value Index by investing in common stocks of small companies whose stock prices are believed to be undervalued.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the Russell 2000® Value Index. May also invest in derivative instruments. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, equity securities, index strategy, investment models, liquidity, manager, other investment companies, portfolio turnover, securities lending, small-capitalization company and value investing.

ING EVERGREEN OMEGA PORTFOLIO

Investment Objective: Long-term capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Evergreen Investment Management Company, LLC

Main Investments: Invests primarily, and under normal conditions substantially all of its assets, in common stocks of U.S. companies across all market capitalizations. May also invest up to 25% of assets in foreign securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Equity securities, foreign investment, growth investing, investment style, liquidity, manager, market capitalization, mid-capitalization company, other investment companies, price volatility, securities lending and small-capitalization company.

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Fidelity Management & Research Company

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations (defined as those whose market capitalizations are similar to the market capitalizations of companies in the Russell Midcap® Index or the S&P MidCap 400 Index). May also invest in companies with smaller or larger market capitalizations. May invest

11

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

up to 25% of assets in foreign securities, including emerging markets. May buy and sell future contracts and other investment companies, including exchange-traded funds.

Main Risks: Derivatives, emerging markets, equity securities, foreign investment, growth investing, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, portfolio turnover, securities lending, small-capitalization company and value investing.

ING FRANKLIN MUTUAL SHARES PORTFOLIO

Investment Objectives: Capital appreciation with a secondary goal of income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Mutual Advisers, LLC

Main Investments: Invests primarily in equity securities, including common and preferred stocks and convertible securities, of companies of any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria. The Portfolio currently invests the equity portion of its Portfolio primarily to predominantly (up to 100% of its assets) in companies with market capitalization values greater than $5 billion, although it may invest a portion of its assets in small-capitalization companies and is not limited to pre-set maximums or minimums governing size of companies in which it may invest. May invest significantly (up to 35%) in foreign investments, including sovereign debt and foreign government debt. May from time to time attempt to hedge against currency risks by using forward foreign currency exchange contracts. May also engage from time to time in an "arbitrage" strategy and may invest in distressed companies, including bank debt, lower rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness of, or trade claims against, such companies. The sub-adviser may keep a portion, which may be significant at times, of the Portfolio's assets in cash or invested in high-quality, short-term money market securities, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations.

Main Risks: Convertible securities, credit, currency, derivatives, equity securities, foreign investment, high-yield, lower-grade debt securities, investment models, liquidity, manager, market capitalization, mid-capitalization company, other investment companies, portfolio turnover, risk arbitrage securities and distressed companies, securities lending, small-capitalization company, sovereign debt and value investing.

ING GLOBAL BOND FUND

Investment Objective: Seeks to maximize total return through a combination of current income and capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds of issuers in a number of different countries, which may include the United States. May invest in securities of issuers located in developed and emerging market countries. May also borrow money from banks and invest the proceeds of such loans in portfolio securities as permitted under the 1940 Act, ("leveraging"). Invests primarily in investment-grade securities. May also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements and other investment companies. May also invest up to 5% of its assets in a combination of floating rate secured loans ("Senior Loans") and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. May invest a portion of its assets in high-yield debt securities rated below investment-grade, but the Fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment grade. The dollar-weighted average portfolio duration of the Fund will generally range between two and nine years. The Fund may use futures, swaps (including interest rate swaps, total return swaps and credit default swaps), options and other derivative instruments, buy backs or dollar rolls and reverse repurchase agreements. The Fund is non-diversified which means it may invest a significant portion of its assets in a single issuer.

Main Risks: Borrowing, credit, debt securities, derivatives, diversification, foreign investing, high-yield, lower-grade debt securities, interest rate, leveraging, liquidity, mortgage-related securities, other investment companies, portfolio turnover, price volatility and securities lending.

12

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

ING GLOBAL RESOURCES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. A company is considered to be in a natural resources industry when it is significantly engaged, meaning that at least 50% of its assets, revenues, or operating profits are involved in or result from researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading, distributing or owning natural resources assets. May invest up to a maximum of 50% of its net assets in any single industry of natural resources. Also may invest in: securities issued by companies that are not in natural resources industries; investment-grade corporate debt; repurchase agreements; derivatives and commodities including gold bullion and coins. May invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stock, direct equity interests in trusts, preferred stocks, partnerships (including master limited partnerships), restricted securities, American Depositary Receipts and Global Depositary Receipts. Normally invests in companies with a large-capitalization, but may also invest in mid- and small-sized companies. May also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. May invest in derivative securities and structured notes, whose value is linked to the price of a commodity or commodity index. The Portfolio is non-diversified, and when compared with other funds, may invest a significant portion of its assets in a single issuer.

Main Risks: Commodities, debt securities, depositary receipts, derivatives, diversification, emerging markets, equity securities, foreign investment, industry focus, liquidity, manager, market and company, mid-capitalization company, natural resources, over-the-counter investment, other investment companies, portfolio turnover, restricted and illiquid securities, sector, securities lending and small-capitalization company.

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO

Investment Objective: Long-term total return consisting of capital appreciation and income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Goldman Sachs Asset Management, L.P.

Main Investments: Invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in other fixed-income and debt instruments. May invest at least 25% of its assets in commodity-linked structured notes. Invests in commodity-linked derivative instruments such as commodity-linked structured notes. Invests in investment-grade fixed-income securities. May invest in corporate securities, U.S. government securities, mortgage-backed securities, asset-backed securities, and fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. May invest up to 35% of its net assets in foreign securities including countries with emerging markets, and up to 10% of its assets in non-investment-grade fixed-income securities. May also invest in options, futures, options on futures and swaps. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The Portfolio is "non-diversified" under the 1940 Act and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Main Risks: Absence of regulation, asset-backed securities, borrowing, call, commodities, convertible securities, counterparty, credit, currency, debt securities, derivatives, diversification, emerging markets, equity securities, extension, foreign investment, high-yield, lower-grade debt securities, industry focus, interest rate, leveraging, liquidity, manager, market and company, mortgage-related securities, over-the-counter investment, other investment companies, price volatility, sector, securities lending and U.S. government securities and obligations.

13

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

ING GROWTH AND INCOME PORTFOLIO

Investment Objective: Maximize total return.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 65% of its total assets in common stocks believed to have significant potential for capital appreciation or income growth or both. Emphasizes stocks of larger companies. May invest up to 25% in foreign securities. May invest in derivatives, including, but not limited to, put and call options. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, derivatives, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility and securities lending.

ING INDEX PLUS LARGECAP PORTFOLIO

Investment Objective: Outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of large-capitalization companies included in the S&P 500® Index and have a market capitalization of at least $3 billion. May invest in derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, liquidity, other investment companies, portfolio turnover, price volatility and securities lending.

ING INDEX PLUS MIDCAP PORTFOLIO

Investment Objective: Outperform the total return performance of the S&P MidCap 400 Index while maintaining a market level of risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of mid-capitalization companies included in the S&P MidCap 400 Index and have a market capitalization between $87 million and $4.6 billion. May invest in derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, liquidity, mid-capitalization company, other investment companies, portfolio turnover, price volatility and securities lending.

ING INDEX PLUS SMALLCAP PORTFOLIO

Investment Objective: Outperform the total return performance of the S&P SmallCap 600 Index while maintaining a market level of risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the S&P SmallCap 600 Index and have a market capitalization between $15 million and $2.3 billion. May invest in derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, liquidity, other investment companies, price volatility, securities lending and small-capitalization company.

14

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

ING INTERMEDIATE BOND PORTFOLIO

Investment Objective: Maximize total return consistent with reasonable risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds, including, but not limited to, corporate, government and mortgage bonds which are rated investment-grade. May invest a portion of assets in high-yield (high risk) debt securities, commonly known as "junk bonds". May invest in preferred stocks, high quality money market instruments, municipal bonds, debt securities of foreign issuers, mortgage- and asset-backed securities, options and futures contracts involving securities, securities indices, and interest rates. May engage in dollar roll transactions and swap agreements. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Credit, derivatives, extension, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, mortgage-related securities, other investment companies, prepayment, portfolio turnover, price volatility, securities lending and U.S. government securities and obligations.

ING INTERNATIONAL VALUE PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 65% of its assets in equity securities of issuers located in a number of different countries outside of the United States. Invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. Generally invests in common and preferred stocks, warrants and convertible securities. May invest in emerging markets countries. May invest in government debt securities of developed foreign countries. May invest up to 35% of assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. May invest in derivative instruments, including futures, options and swaps. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, debt securities, derivatives, emerging markets, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, securities lending and value investing.

ING JANUS CONTRARIAN PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Janus Capital Management LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. The Portfolio is non-diversified. May also invest in foreign equity and debt securities (either directly or through depositary receipts), up to 20% in high-yield debt securities (junk bonds); derivatives; securities purchased on a when-issued, delayed delivery or forward commitment basis; illiquid securities (up to 15%); and may invest more than 25% of its assets in securities of companies in one or more market sectors. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Call, credit, debt securities, depositary receipts, derivatives, diversification, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, market capitalization, maturity, mid-capitalization company, other investment companies, restricted and illiquid securities, sector, securities lending, small-capitalization company, special situations and value investing.

15

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers located in at least three countries with emerging securities markets. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. May also invest to a lesser extent in debt securities of issuers in countries with emerging markets. May invest in derivatives (including futures contracts, options and swaps). May invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. May also invest in high-quality, short-term money market instruments and repurchase agreements. While the Portfolio invests primarily in equities, it may also invest in debt securities, including high-yield securities which are below investment-grade (junk bonds) and mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. May enter into "dollar rolls". May invest in less developed countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the Investment Company Act of 1940, as amended. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Call, convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, mortgage-related securities, other investment companies, restricted and illiquid securities, securities lending and small-capitalization company.

ING JPMORGAN MID CAP VALUE PORTFOLIO

Investment Objective: Growth from capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies (those with market capitalizations between $1 billion and $20 billion) that the sub-adviser believes are undervalued. Normally invests in securities that are traded on registered exchanges or the over-the-counter market in the United States. May invest in other equity securities, including preferred stock, convertible securities, foreign securities (including depositary receipts) and derivatives. May also invest up to 15% in real estate investment trusts. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, equity securities, foreign investment, investment style, liquidity, manager, market and company, mid-capitalization company, other investment companies, over-the-counter investment, price volatility, real estate investment trusts, securities lending and value investing.

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO

Investment Objective: Capital growth over the long term.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small-capitalization companies (defined as those with market capitalization equal to those within a universe of Russell 2000® Index stocks). May also invest up to 20% of its total assets in foreign securities, including depositary receipts; convertible securities; high-quality money market instruments; and repurchase agreements. Investments in equity securities may include real estate investment trusts. May invest in derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

16

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, growth investing, investment models, liquidity, manager, market and company, market capitalization, mid-capitalization company, mortgage-related securities, other investment companies, real estate investment trusts, securities lending, small-capitalization company and value investing.

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: ClearBridge Advisors, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. The Portfolio may invest in securities of large, well-known companies but may also invest in medium- to small-sized companies. Investments may include securities listed on a securities exchange or traded in the over-the-counter markets. May invest directly, up to 25% of its assets, in foreign securities or in depositary receipts (including emerging market securities); and may have exposure to foreign currencies. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, emerging growth, emerging markets, equity securities, foreign investment, liquidity, manager, market and company, mid-capitalization company, other investment companies, over-the-counter investment, price volatility, securities lending and small-capitalization company.

ING LIMITED MATURITY BOND PORTFOLIO

Investment Objectives: Highest current income consistent with low risk to principal and liquidity. As a secondary objective, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds that are primarily limited maturity debt securities. Under normal market conditions, the Portfolio maintains significant exposure to government securities. Invests in non-government securities only if rated Baa3 or better by Moody's or BBB- or better by S&P or BBB- or better by Fitch or if not rated determined that they are of comparable quality. May also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. May engage in dollar roll transactions and swap agreements, including credit default swaps. May use options and futures contracts involving securities, securities indices and interest rates. A portion of the Portfolio's assets may be invested in mortgage-backed and asset-backed debt securities. May borrow up to 10% of the value of its net assets. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Asset-backed securities, borrowing, call, credit, credit derivatives, debt securities, derivatives, equity securities, foreign investment, income, interest rate, leveraging, liquidity, manager, mortgage-related securities, other investment companies, portfolio turnover, restricted and illiquid securities, sector, securities lending, sovereign debt and U.S. government securities and obligations.

ING LORD ABBETT AFFILIATED PORTFOLIO

Investment Objectives: Long-term growth of capital. Current income is a secondary objective.

Investment Adviser: Directed Services LLC

Sub-Adviser: Lord, Abbett & Co. LLC

17

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Main Investments: Invests primarily in equity securities of large, seasoned, U.S. and multinational companies (large companies are defined as those companies in the Russell 1000® Index). Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. May invest up to 10% of its assets in foreign securities and also may invest in American Depositary Receipts and similar depositary receipts, which are not subject to the 10% limit on investment. May invest in convertible bonds and convertible preferred stock, and in derivatives and similar investments. May buy and sell options on securities and securities indices for hedging or cross-hedging purposes and may sell covered call options on its portfolio securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, market capitalization, market trends, other investment companies, securities lending and value investing.

ING MARSICO GROWTH PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Marsico Capital Management, LLC

Main Investments: Invests primarily in equity securities selected for their long-term growth potential. Will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies (those with market capitalizations of $4 billion or more). May also invest in foreign securities, including American Depositary Receipts or other depositary receipts (including emerging markets) and forward foreign currency contracts, futures and options. May invest more than 25% of its total assets in securities of companies in a single market sector. Generally will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Currency, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, investment models, liquidity, manager, market and company, market capitalization, market trends, other investment companies, price volatility, sector and securities lending.

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Marsico Capital Management, LLC

Main Investments: Invests at least 65% of its assets in common stocks of foreign companies selected for their long-term growth potential. May invest in companies of any size throughout the world. Invests in issuers from a number of different countries, not including the United States. May invest, without limit, in foreign investments including American Depositary Receipts or other depositary receipts. Some issuers of securities in the Portfolio may be based or economically tied to the United States. May use options, futures and forward foreign currency contracts. May invest in emerging markets. May invest up to 10% in fixed-income securities and up to 5% in high-yield bonds or mortgage- and asset-backed securities. May invest up to 15% in illiquid securities. May invest more than 25% of its total assets in securities of companies in a single market sector, though it generally will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities.

Main Risks: Credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, investment models, liquidity, manager, market and company, market capitalization, market trends, mid-capitalization company, mortgage-related securities, other investment companies, over-the-counter investment, price volatility, restricted and illiquid securities, sector, securities lending and small-capitalization company.

18

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

ING MIDCAP OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-sized U.S. companies. Mid-sized companies are those with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index. May also invest in derivative instruments and foreign securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, foreign investment, growth investing, liquidity, market trends, mid-capitalization company, other investment companies, price volatility, portfolio turnover and securities lending.

ING MONEY MARKET PORTFOLIO

Investment Objective: High current return, consistent with preservation of capital and liquidity through investment in high-quality money market investments while maintaining a stable share price of $1.00.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests in high-quality, U.S. dollar denominated short-term debt securities. Obligations in which the Portfolio invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7 under the Investment Company Act of 1940, the Portfolio may invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. May invest more than 25% of its total assets in instruments issued by domestic banks and may significantly invest in securities issued by financial services companies. May purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. May also invest in variable rate master demand obligations. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Concentration in financial services sector, credit, foreign investment, interest rate, liquidity, mortgage-related securities, other investment companies, prepayment and call, repurchase agreement and U.S. government securities and obligations.

ING MULTI-MANAGER INTERNATIONAL SMALL CAP PORTFOLIO

Investment Objective: Maximum long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Advisers: Schroder Investment Management North America, Inc.
American Century Global Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies (those that have a market capitalization that falls within the range of companies in the S&P Developed Ex-U.S. Small Cap Index between $9.8 million and $7.6 billion). Invests at least 65% of its assets in companies located outside the United States, including emerging markets. Invests primarily in common stock or securities convertible into common stock of international issuers, but may invest from time to time in such instruments as forward currency contracts; futures contracts; other investment companies, including exchange-traded funds; rights; American Depositary Receipts and Global Depositary Receipts. May also invest in mid-capitalization sized companies.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, initial public offerings, investment models, liquidity, manager, market and company, market trends, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company and value investing.

19

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

Investment Objective: High level of current income principally derived from interest on debt securities.

Investment Adviser: Directed Services LLC

Sub-Adviser: OppenheimerFunds, Inc.

Main Investments: Invests in debt securities of issuers in three market sectors: foreign governments and companies; U.S. government securities; and lower-grade, high-yield securities of U.S. and foreign companies. Those debt securities include foreign government and U.S. government bonds and notes, collateralized mortgage obligations, other mortgage- and asset-backed securities, participation interest in loans, structured notes, lower-grade, high-yield debt obligations and zero-coupon or stripped securities. May invest up to 100% of its assets in any one sector at any time. Foreign investments can include debt securities of issuers in developed markets as well as emerging markets. Can use hedging instruments and certain derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, mortgage-related securities, other investment companies, prepayment or call, price volatility, sector allocation, securities lending, U.S. government securities and obligations and zero-coupon.

ING OPPORTUNISTIC LARGECAP PORTFOLIO

Investment Objective: Growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large U.S. companies (defined as companies that have a market capitalization of at least $3 billion). May also invest in mid- and small-sized companies. May Invest up to 25% of its assets in foreign securities including ADRs. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. May also invest in derivatives. May also invest in certain high risk investments, including derivatives such as options and futures, among others.

Main Risks: Convertible securities, derivatives, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, securities lending and value investing.

ING PIMCO HIGH YIELD PORTFOLIO

Investment Objective: Maximum total return, consistent with preservation of capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Main Investments: Invests at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of high-yield securities (junk bonds) rated below investment-grade but rated at least CCC/Caa by Moody's Investors Service, Inc., Standard and Poor's Ratings Services, or Fitch Ratings, or if unrated, determined to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities. The remainder of assets may be invested in investment-grade fixed-income investments. May invest up to 20% in non-U.S. dollar-denominated securities and without limit in U.S. dollar-denominated foreign securities (up to 15% in emerging markets). May invest in fixed-income instruments. May invest in derivatives based on fixed-income instruments, including swaps and its net exposure to derivative securities may be equal to up to 100% of its total assets. May also engage in short sales. May invest all of its assets in mortgage- or asset-backed securities. May, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as "buy backs" or "dollar rolls"). May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

20

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Main Risks: Borrowing, call, convertible securities, credit derivatives, credit, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity, mortgage-related securities, other investment companies, portfolio turnover, securities lending, short sales, sovereign debt, U.S. government securities and obligations and when issued and delayed delivery securities and forward commitment.

ING PIMCO TOTAL RETURN BOND PORTFOLIO

Investment Objective: Maximum total return, consistent with preservation of capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index. May invest in fixed-income instruments and derivatives based on fixed-income instruments, such as forwards, options, futures contracts or swap agreements and engage in short sales. May also invest all of its assets in derivative instruments, such as mortgage- or asset-backed securities. May also invest up to 10% of its total assets in preferred stocks. Invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high-yield securities. May invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure normally will be limited to 20% of the Portfolio's total assets. May invest up to 15% of its total assets in emerging market countries. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Borrowing, call, convertible securities, credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity, mortgage-related securities, other investment companies, portfolio turnover, securities lending, short sales, sovereign debt, U.S. government securities and obligations and when issued and delayed delivery securities and forward commitment.

ING PIONEER EQUITY INCOME PORTFOLIO

Investment Objective: Current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. issuers that are expected to produce income. Income-producing equity securities include common stocks, preferred stocks, equity-based exchange-traded funds ("ETFs") and equity interests in real estate investment trusts ("REITs"). The Sub- Adviser may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The Portfolio will not invest more than 5% of its total assets in the securities of emerging market issuers. The remainder of the assets may be invested in debt securities, most of which are expected to be convertible into common stocks. May invest up to 10% of its net assets in below investment-grade debt securities, including convertible debt securities.

Main Risks: Convertible securities, credit, debt securities, emerging markets, equity securities, foreign securities, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, market capitalization, market trends, other investment companies, real estate investment trusts, securities lending and value investing.

ING PIONEER FUND PORTFOLIO

Investment Objective: Reasonable income and capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

21

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Main Investments: Invests in a broad list of carefully selected securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. Invests the major portion of its assets in equity securities primarily in U.S. issuers (including common stocks, convertible debt, and other equity instruments, such as exchange-traded funds ("ETFs") that invest primarily in equity securities, equity interests in real estate investment trusts ("REITs"), depositary receipts, warrants, rights and preferred stocks. May invest up to 20% of its net assets in REITs and up to 20% of its assets in foreign issuers.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, other investment companies, real estate investment trusts, securities lending and value investing.

ING PIONEER HIGH YIELD PORTFOLIO

Investment Objective: Maximize total return through income and capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in below investment-grade (high-yield) debt securities and preferred stocks. May also invest in other investment companies, including exchange-traded funds and real estate investment trusts. Invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities. May invest more than 25% of its assets in the same market segment. May invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. May invest up to 15% of its total assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. May invest in investment-grade and below investment-grade convertible bonds and preferred stocks that are convertible into equity securities, mortgage-backed and asset-backed securities, mortgage derivatives and structured securities. May also invest in equity securities of U.S. and non-U.S. issuers including common stocks, depositary receipts, warrants, rights and other equity interests. May use derivatives for hedging, but from time to time may use derivatives as a substitute for purchasing or selling securities or to increase the Portfolio's return. May invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.

Main Risks: Convertible securities, credit, credit derivatives, currency, debt securities, depositary receipt, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, leveraging, liquidity, manager, market and company, mortgage-related securities, other investment companies, prepayment or call, price volatility, real estate investment trusts, sector, securities lending, value investing and zero-coupon.

ING PIONEER MID CAP VALUE PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-size companies (defined as those companies with market capitalizations of companies included in the Russell Midcap® Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap® Value Index as measured at the end of the preceding month and are not less than the smallest company in the index). The equity securities in which the Portfolio invests include common and preferred stocks, depositary receipts, convertible debt, other investment companies, including exchange-traded funds ("ETFs") that invest in equity securities, and equity interests in real estate investment trusts ("REITs"). May invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers.

Main Risks: Call, convertible securities, debt securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, real estate investment trusts, securities lending and value investing.

22

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

ING REAL ESTATE FUND

Investment Objective: Total return consisting of long-term capital appreciation and current income.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Clarion Real Estate Securities LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investment trusts and real estate companies. May invest in companies of any market capitalization; however, it will generally not invest in companies with market capitalization of less than $100 million. May invest in initial public offerings, convertible securities and Rule 144A securities. The Portfolio is non-diversified.

Main Risks: Concentration, convertible securities, diversification, initial public offerings, liquidity, manager, market trends, other investment companies, price volatility, real estate investment trusts, real estate, Rule 144A securities and securities lending.

ING SMALL COMPANY PORTFOLIO

Investment Objective: Growth of capital.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies (defined as those included in S&P SmallCap 600 Index or the Russell 2000® Index or if not included in either index have market capitalizations between $3.2 million and $7 billion). May invest in derivatives and foreign securities. May invest in other investment companies, including exchange-traded funds to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, foreign investment, liquidity, market trends, other investment companies, price volatility, securities lending and small-capitalization company.

ING SMALLCAP OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stock of smaller, lesser-known U.S. companies. Smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index. May invest in other investment companies, including exchange traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Growth investing, liquidity, market trends, other investment companies, price volatility, securities lending and small-capitalization company.

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

Investment Objective: Long-term capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Investment Counsel, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in foreign (non-U.S.) equity securities, including countries with emerging securities markets. Equity securities include common stocks, preferred stocks and convertible securities. May also invest a portion of its assets in smaller companies (those companies with market capitalizations of less than $4 billion). May also invest in ADRs, GDRs and EDRs. May also have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

23

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, geographic focus, interest rate, liquidity, manager, market and company, other investment companies, price volatility, sector, securities lending, small-capitalization company and value investing.

ING THORNBURG VALUE PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Thornburg Investment Management, Inc.

Main Investments: Invests at least 65% of its net assets in domestic equity securities, primarily common stocks but may also include convertible securities, selected on a value basis. May also own a variety of securities, including foreign equity and debt securities of any maturity, domestic debt securities and ADRs. May invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. May have exposure to emerging markets.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company and value investing.

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Investment Objective: Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes — equity securities, debt securities and money market instruments. Invests primarily in the common stocks of established U.S. companies the Sub-Adviser believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio's total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures and options. May invest up to 25% of its net assets in foreign equity securities. May also invest in shares of other investment companies, including exchange-traded funds and T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price, to the extent permitted by the Investment Company Act of 1940 as amended and the rules, regulations and exemptive orders thereunder. To prevent losses as well as achieve gains, the Sub-Adviser may also use a value approach in selecting investments. May invest in some securities that do not meet the criteria above when the Sub-Adviser perceives an unusual opportunity for gain. Debt securities and convertible bonds may constitute a significant portion of the investment portfolio. May invest in privately negotiated notes or loans, loan participations, assignments, debt securities of any maturity and credit quality and up to 15% in debt securities below investment grade. Remaining assets may be invested in a variety of money market instruments not exceeding one year. The Portfolio may also borrow securities and lend securities up to 33 1/3% of its total assets.

Main Risks: Asset Allocation, borrowing, call, convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity, other investment companies, price volatility, restricted and illiquid securities, securities lending, special situations, U.S. government securities and obligations, and value investing.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates Inc.

24

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies having market capitalization within the range of companies in the Russell Midcap® Growth Index or S&P MidCap 400 Index. Focuses on mid-size companies. Most investments will be in U.S. common stocks but may also invest in foreign securities, futures and options. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund. May also invest in U.S. and foreign dollar-denominated money market securities and U.S. and foreign dollar currencies.

Main Risks: Currency, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, and securities lending.

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO

Investment Objective: Substantial dividend income as well as long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. May invest in convertible securities, warrants, preferred stocks, foreign securities, debt securities, including high-yield debt securities and futures and options. Investments in a company may also be made through a privately negotiated note or loan, including loan participations and assignments. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund. May also invest in U.S. and foreign dollar-denominated money market securities and U.S. dollar and non-U.S. dollar currencies. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Call, convertible securities, currency, debt securities, derivatives, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, other investment companies, securities lending, special situations and value investing.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Investment Objectives: Long-term capital growth, and secondarily, increasing dividend income.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with a focus on growth companies. May also purchase foreign securities, hybrid securities, futures and options. May have exposure to foreign currencies. Investment in foreign securities limited to 30%. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund. May also invest in U.S. and foreign dollar-denominated money market securities and U.S. and foreign dollar currencies.

Main Risks: Currency, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, other investment companies, price volatility and securities lending.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

Investment Objective: Long-term growth of capital and future income.

Investment Adviser: Directed Services LLC

Sub-Adviser: UBS Global Asset Management (Americas) Inc.

Main Investments: Invests at least 80% its net assets (plus borrowings for investment purposes) in equity securities of U.S. large-capitalization companies (defined as those companies with a market capitalization within the range of the Russell 1000® Index). Equity investments include dividend-paying securities, common stocks, preferred stocks and convertible securities. Emphasizes large-capitalization stocks, but may hold small- and mid-capitalization stocks. May invest in options, futures and other derivatives and exchange-traded funds.

25

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

May invest up to 20% of its assets in non-U. S. securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, currency, derivatives, equity securities, foreign investment, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company and value investing.

ING U.S. BOND INDEX PORTFOLIO

Investment Objective: Investment results (before fees and expenses) that correspond to the total return of the Barclays Capital U.S. Aggregate Bond Index ("BCAB Index" or "Index").

Investment Adviser: ING Investments, LLC

Sub-Adviser: Neuberger Berman Fixed Income LLC

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in a portfolio of investment-grade debt securities, rated at least A by Moody's Investors Service, Inc. or rated at least A by Standard & Poor's Ratings Services, or of comparable quality if unrated which are, at the time of purchase, included in the BCAB Index, derivatives whose economic returns are, by design closely equivalent to the returns of the BCAB Index or its components and exchange-traded funds. The Portfolio invests principally in bonds and employs a "passive management" approach designed to track the performance of the BCAB Index, which is an unmanaged index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities. The Portfolio maintains a weighted average effective duration within one year on either side of the duration of the BCAB Index, which generally ranges between 3.5 and 6 years. The Portfolio attempts to replicate the Index by investing all, or substantially all, of its assets in stocks that make up the BCAB Index. The Portfolio will not hold all of the same debt securities as the BCAB Index. The Portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of debt securities in the BCAB Index and to provide equity exposure to the Portfolio's cash position. May also invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act and the rules, regulations and exemptive orders thereunder.

Main Risks: Credit, debt securities, derivatives, index strategy, interest rate, liquidity, mortgage-related securities, other investment companies, portfolio turnover, prepayment or call, price volatility, securities lending and U.S. government securities and obligations.

ING VAN KAMPEN COMSTOCK PORTFOLIO

Investment Objective: Capital growth and income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

Main Investments: Invests in equity securities including common stocks, preferred stocks, and convertible securities. May invest up to 15% of its assets in real estate investment trusts ("REITs"). May invest up to 10% of assets in high-quality short-term debt securities and investment-grade corporate debt securities. May invest up to 25% of assets in foreign securities. May also invest in American Depositary Receipts ("ADRs") without limitation and may invest in derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, derivatives, equity securities, foreign investment, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, real estate investment trusts, securities lending, small-capitalization company and value investing.

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO

Investment Objective: Long-term growth of capital and income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

26

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS (continued)

Main Investments: Invests primarily in what the sub-adviser believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment-grade," which are securities rated within the four highest grades assigned by Standard & Poor's Ratings Services or by Moody's Investors Service, Inc. Although the Portfolio may invest in companies of any size, the sub-adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. May invest up to 15% of its total assets in real estate investment trusts and up to 25% of its total assets in securities of foreign issuers. May purchase and sell certain derivative instruments, such as options, futures and options on futures. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Call, convertible securities, debt securities, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, real estate investment trusts, securities lending and small-capitalization company.

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Manager: Directed Services LLC

Sub-Adviser: Wells Capital Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of small-capitalization companies (companies whose market capitalization is substantially similar to that of companies in the Russell 2500TM Index at the time of purchase). May invest in any sector, and at times, the sub-adviser may emphasize one or more particular sectors. May also invest up to 25% of its total assets in foreign securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Equity securities, foreign investment, liquidity, manager, market and company, market capitalization, other investment companies, sector, securities lending, small-capitalization company and value investing.

27

MORE INFORMATION ON RISKS

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending upon what it invests in and what strategies it uses. The following are some of the key risks you should know about before investing in the Portfolio:

>  Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. Furthermore, DSL's allocation of the Portfolio's assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in losses that could be severe. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

Assets will be allocated among asset classes and markets based on judgments made by DSL and the recommendations of the Consultant. There is a risk that the Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

>  Performance of the Underlying Funds Will Vary

The performance of the Portfolio depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

>  Temporary Defensive Positions

The Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect the Portfolio or an Underlying Fund. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While the Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. The Portfolio's or an Underlying Fund's defensive investment position may not be effective in protecting its value.

>  Conflict of Interest

In making decisions on the allocation of the assets of the Portfolio among the Underlying Funds, DSL is subject to several conflicts of interest because it serves as the investment adviser to the Portfolio, and it or an affiliate serves as investment adviser or sub-adviser to the Underlying Funds. These conflicts could arise because DSL or its affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with DSL, the entire advisory fee is retained by an ING company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of DSL, DSL may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to ING. Further, DSL may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, DSL or an affiliate. Therefore, DSL may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate or the interests of an Underlying Fund rather than a Portfolio.

DSL has informed the Trust's Board of Directors that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Portfolio is offered as investment options. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. DSL's investment decisions for the Portfolio, including its allocation decisions with respect to the Portfolio's Underlying Funds, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to Underlying Funds which invest primarily in fixed-income securities or in a more conservative or less volatile investment style may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company's risk from the lifetime income or death benefits, or may make it easier for the insurance company to manage its risk through the use of various hedging techniques. DSL has developed an investment process using an allocation committee which seeks to ensure that the Portfolio is managed in the best interest of its shareholders. Further, DSL has adopted various policies and procedures that are intended to identify, monitor and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that DSL's allocation decisions may be affected by its conflicts of interest.

28

RISKS ASSOCIATED WITH AN INVESTMENT IN THE UNDERLYING FUNDS

The Portfolio is also affected by other kinds of risks, depending on the types of securities held or the strategies used by the Underlying Funds, such as:

Absence of Regulation Risk In general, there is less governmental regulation and supervision of transactions in the over-the-counter markets (in which option contracts and certain options on swaps are generally traded) than of transactions entered into on organized exchanges.

Asset Allocation Risk Certain of the Underlying Funds may allocate their investments between equity and fixed-income securities and among various segments of markets based on judgments made by a sub-adviser. An Underlying Fund that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Asset-Backed Securities Risk The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by an Underlying Fund will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An Underlying Fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Borrowing Risk An Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of an Underlying Fund's shares and in the Underlying Fund's return. Borrowing will cost an Underlying Fund interest expense and other fees. The cost of borrowing may reduce an Underlying Fund's return.

Call Risk During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities Risk Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Concentration Risk When an Underlying Fund invests primarily in securities of companies in a particular market industry, the Underlying Fund may be subject to greater risks and market fluctuations than other funds that are more diversified by industry.

Concentration in Financial Services Sector Risk The risks of concentrating in investments in the financial services sector include credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations). In addition, to the extent an Underlying Fund concentrates in the banking industry, the risks described above may be greater.

Convertible Securities Risk The value of convertible securities may fall when interest rates rise and increase as interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk An Underlying Fund could lose money if a bond issuer is unable to make principal and interest payments when due. An Underlying Fund's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. An Underlying Fund's investment in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities involve credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

Credit Derivatives Risk Certain Underlying Funds may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. An Underlying Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, an Underlying Fund either delivers the defaulted

29

bond (if the Underlying Fund has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the Underlying Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Currency Risk Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund's investments in foreign currency-denominated securities may reduce the value of an Underlying Fund's assets.

Debt Securities Risk The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts Risk Certain Underlying Funds may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives Risk Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Underlying Fund's investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk The Portfolio may invest in Underlying Funds that are considered "non-diversified." A non-diversified fund may invest in securities of a fewer number of issuers than diversified funds, which increases the risk that its value could go down because of poor performance of a single investment or a small number of investments.

Emerging Growth Risk An Underlying Fund's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in the Underlying Fund's net asset value and the value of your investment.

Emerging Markets Risk Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

30

Equity Securities Risk Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

Extension Risk Slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

Foreign Investment Risk Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

Geographic Focus Risk Certain Underlying Funds may invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. If an Underlying Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An Underlying Fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

Growth Investing Risk Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Headline Risk To take advantage of an attractive valuation, an Underlying Fund may invest in a company when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual shareholder report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. There is a risk that the company's stock may never recover.

High-Yield, Lower-Grade Debt Securities Risk Because certain Underlying Funds can invest in securities rated below investment-grade, their credit risks are greater than that of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Underlying Fund to sell them quickly at an acceptable price. These risks can reduce an Underlying Fund's share prices and the income it earns.

Income Risk An Underlying Fund's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

Index Strategy Risk Certain Underlying Funds use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between an Underlying Fund and the index performance may be affected by the Underlying Fund's expenses, and the timing of purchases and redemptions of the Underlying Fund's shares.

Industry Focus Risk To the extent that an Underlying Fund is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that an Underlying

31

Fund invests in the financial services sector, the value of the Underlying Fund may be subject to special risks, including greater sensitivity to economic, political or regulatory developments and to greater volatility than a fund with a portfolio that is less focused in that particular sector.

Inflation-Indexed Bonds Risk Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Initial Public Offerings ("IPOs") Risk Certain Underlying Funds may invest in IPOs. IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the Portfolio's asset base is relatively small. However, there is no assurance that the Portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Interest Rate Risk The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investment by Funds-of-Funds Risk Each of the Underlying Funds' shares may be purchased by other investment companies, including the funds-of-funds. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the Portfolio. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. DSL will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Underlying Funds and the funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act") or under the terms of an exemptive order granted by the SEC.

Investment Models Risk The proprietary models used by an Underlying Fund's sub-adviser to evaluate securities or securities markets are based on the sub-adviser's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Investment Style Risk Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well investor sentiment. An Underlying Fund may outperform or underperform other funds that employ a different style. An Underlying Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Issuer Concentration Risk Because an Underlying Fund may invest a relatively large percentage of its assets in a single issuer, an Underlying Fund's performance may be particularly sensitive to changes in the value of securities of these issuers.

Large Positions Risk An Underlying Fund may establish significant positions in companies which the Underlying Fund's sub-adviser has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on the Underlying Fund's net asset value. The Underlying Fund's returns may be more volatile than those of a less concentrated fund.

Leveraging Risk Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Underlying Fund's securities.

Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. Underlying Funds with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk An Underlying Fund's sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no assurance that these will achieve the Underlying Fund's investment objective. An Underlying Fund's sub-adviser may use investment techniques or invest in securities that are not part of an Underlying Fund's principal investment strategy. For

32

example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced. The Underlying Fund's sub-adviser could do a poor job in executing an investment strategy. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

Many sub-advisers of equity funds employ styles that are characterized as "value" or "growth." However, these terms can have different application by different managers. One sub-adviser's value approach may be different from another, and one sub-adviser's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or "deeper discount" to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

Market and Company Risk The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which an Underlying Fund invests may still trail returns from the overall stock market.

Market Capitalization Risk Stocks fall into three broad market capitalization categories—large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Market Trends Risk Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have broader investment style.

Maturity Risk The value of a debt security may change from the time it is issued to when it matures. The longer the period to maturity, the greater the potential for price fluctuation.

Mid-Capitalization Company Risk Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

Natural Resources Risk Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials' prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Other Investment Companies Risk The Portfolio and certain of the Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), PowerShares QQQTM ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease.

33

The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, the Portfolio and certain Underlying Funds may invest their assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). The Portfolio's or an Underlying Fund's purchase of shares of an ING Money Market Fund will result in the Portfolio or the Underlying Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Portfolio's or Underlying Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Portfolio or the Underlying Fund invests resulting from the Portfolio's or Underlying Fund's investment into the ING Money Market Fund.

Over-the-Counter ("OTC") Investment Risk Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger-capitalization or established companies.

Portfolio Turnover Risk Changes to the investments of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

Prepayment or Call Risk Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of an Underlying Fund because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that an Underlying Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If an Underlying Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause an Underlying Fund to lose a portion of its principal investment represented by the premium the Underlying Fund paid.

Price Volatility Risk The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Risk Investments in issuers that are principally engaged in real estate, including Real Estate Investment Trusts ("REITs"), may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risk). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increase the risk that the Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. REITs may also be affected by tax and regulatory requirements.

Real Estate Investment Trusts ("REITs") Risk Investing in REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate including, terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that an Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real

34

estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Repurchase Agreement Risk Repurchase agreements involve the repurchase by an Underlying Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, an Underlying Fund might incur a loss. If the seller declares bankruptcy, an Underlying Fund might not be able to sell the collateral at the desired time.

Restricted and Illiquid Securities Risk Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid and restricted securities investments involve the risk that the securities will not be able to be sold at the time desired.

Risk Arbitrage Securities and Distressed Companies Risk Certain Underlying Funds, and in particular the ING Franklin Mutual Shares Portfolio, may invest in risk arbitrage securities and distressed companies. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the Underlying Fund's sub-adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

A merger or other restructuring, tender or exchange offer proposed at the time an underlying fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the underlying fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Sector Allocation Risk An Underlying Fund's sub-adviser's expectations about the relative performance of the three principal sectors in which certain Underlying Fund's invest may be inaccurate and the Underlying Fund's returns might be less than other funds using similar strategies.

Sector Risk A sector is a group of selected industries, such as technology. When an Underlying Fund invests significant assets in the securities of issuers in one or more market sectors, volatility in a sector will have a greater impact on the Underlying Fund than it would on a fund that has securities representing a broader range of investments.

Securities Lending Risk To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by the Underlying Fund's sub-adviser. When lending securities an Underlying Fund will receive cash or U.S. government securities as collateral. The Underlying Fund has retained its custodian to serve as its securities lending agent for these activities.

When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the Underlying Fund could incur losses in connection with the investment of such cash collateral, often referred to as "investment risk." The Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.

An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as "borrower default risk." In the event of a borrower default, the Underlying Fund will be protected to the extent the Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, the Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the Underlying Fund from losses resulting from borrower default.

Short Sales Risk An Underlying Fund may make short sales, which involves selling a security the Underlying Fund does not own in anticipation that the security's price will decline. An Underlying Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose an Underlying Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying Fund. When an Underlying Fund must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the Sub-Adviser believes that the price of a security may decline, causing the value of a security owned by the Underlying Fund or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the Underlying Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Underlying Fund owns.

Small-Capitalization Company Risk Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may

35

be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile than stocks of larger companies.

Sovereign Debt Risk Certain Underlying Funds invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Special Situations Risk Certain Underlying Funds may make special situation investments, which arise when an Underlying Fund believes that the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. An Underlying Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not have the anticipated effect.

U.S. Government Securities and Obligations Risk Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk Certain Underlying Funds invest in "value" stocks. An Underlying Fund's sub-adviser may be wrong in its assessment of a company's value and the stocks the Underlying Fund holds may not reach what an Underlying Fund's sub-adviser believes are their full values. From time to time "value" investing falls out of favor with investors. During those periods, the Underlying Fund's relative performance may suffer.

When Issued and Delayed Delivery Securities and Forward Commitments An Underlying Fund may purchase or sell securities that it is entitled to receive on a when issued basis. An Underlying Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Zero-Coupon Risk Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.

MANAGEMENT OF THE PORTFOLIO

Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio. DSL has overall responsibility for the management of the Portfolio. DSL provides or oversees all investment advisory and portfolio management services for the Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

DSL is registered with the SEC as an investment adviser. DSL is an indirect wholly-owned subsidiary of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

36

As of September 30, 2009, DSL managed approximately $38.3 billion in registered investment company assets. The principal address of DSL is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSL may engage one or more sub-advisers to provide the day-to-day management of the Portfolio. A sub-adviser may be an affiliate of DSL, or may be independent. DSL acts as a "manager-of-managers" for the Portfolio. DSL may delegate to the sub-adviser of the Portfolio the responsibility for investment management, subject to DSL's oversight. DSL would be responsible for monitoring the investment program and performance of the sub-adviser of the Portfolio.

From time to time, DSL could also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolio's Board of Directors ("Board"). It is not expected that DSL would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. The Portfolio and DSL have received exemptive relief from the SEC to permit DSL, with the approval of the Portfolio's Board, to appoint additional non-affiliated sub-advisers or to replace an existing sub-adviser with a nonaffiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio's shareholders. The Portfolio would notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of the Portfolio and its principal investment strategies may also change.

The Portfolio pays an advisory fee equal to 0.10% of the Portfolio's daily net assets.

DSL is responsible for all of its own costs, including the costs of the Adviser's personnel required to carry out its investment advisory duties.

DSL, and not the Portfolio, pays the Consultant a consulting fee equal to the following percentages based on the Portfolio's average daily net assets:

0.03% of the first $500 million;

0.025% of the next $500 million;

0.02% of the next $1 billion; and

0.01% of amounts over $2 billion.

For information regarding the basis for the Board's approval of the investment advisory relationship, please refer to the Portfolio's semi-annual shareholder report to be dated June 30, 2010.

DSL may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected the Portfolio as an investment option under their Variable Contract or Qualified Plans. DSL has entered into service agreements with affiliated insurance companies, including: Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee up to an annual rate of 0.35%, computed based on assets attributable to contract holders and plan participants with interests in the Portfolio through these insurers or third-party administrators, for administrative services provided to the Portfolio.

>  Investment Committee

An Investment Committee of DSL reviews the allocation of Portfolio assets. The Investment Committee considers the quarterly and annual recommendations of the Consultant, reviews their basis for arriving at these recommendations, and approves the asset allocations for the Portfolio.The Investment Committee is responsible for the day-to-day management of the Portfolio. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. The members of the Investment Committee are: William A. Evans, Heather Hackett and Paul Zemsky. William A. Evans, Heather Hackett and Paul Zemsky have been on the Investment Committee since the Portfolio's inception.

William A. Evans, CFA, Vice President, USFS Mutual Funds and Investment Products, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors from 1997 to 2002.

Heather Hackett has been with ING IM since 2005 and is primarily responsible for outcome oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a Portfolio Specialist supporting the International Equity and Asset Allocation teams. Most recently, Ms. Hackett was an analyst in the Consulting Group of Smith Barney. Earlier in her career, she was a registered associate with Schroder & Co.

Paul Zemsky is the head of ING's Multi-Asset Strategies & Solutions Group. He joined ING Investment Management Co. in 2005 as Head of Derivative Strategies. Prior to joining ING, Mr. Zemsky held a number of key positions at J.P. Morgan Investment Management where he worked for 18 years.

The Statement of Additional Information ("SAI") provides additional information about each Investment Committee member's compensation, other accounts overseen by each Investment Committee member and each Investment Committee member's ownership of securities in the Portfolio.

37

>  Information about the Consultant

The Consultant is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of DSL. Founded in 1972, the Consultant has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The Consultant offers clients a fully integrated strategic and tactical asset allocation service. The Consultant provides investment policy planning, development and implementation support; active asset allocation, which seeks to add a correlated source of incremental return, as well as to tactically manage risk within the Portfolio; a systematic process which utilizes quantitative disciplines in support of the investment judgment of seasoned professionals; and a compelling value proposition with no hidden costs.

SHAREHOLDER INFORMATION

>  Portfolio Distribution

The Portfolio is distributed by ING Funds Distributor, LLC ("IFD" or "Distributor"), a member of the Financial Industry Regulatory Authority ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or the FINRA Brokercheck Hotline at 1-800-289-9999. An investment brochure containing information describing the FINRA Brokercheck Hotline is available from FINRA.

>  Shareholder Service Fees and Distribution Plan Fees

The Company has adopted a Shareholder Servicing Plan ("Service Plan") for the Class S2 shares of the Portfolio. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to Class S2 shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class S2.

The Company has adopted a Plan of Distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plan") for the Class S2 shares of the Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to the Portfolio's Distributor. The Distributor may pay, on behalf of the Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class S2 shares. The Distributor has agreed to waive 0.10% of the distribution fees for Class S2 shares. The expense waiver will continue until at least May 1, 2011, but in any event, the Company will notify shareholders if it intends to pay the Distributor more than 0.15% (not to exceed 0.25% under the current Rule 12b-1 Plan) in the future. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

>  How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolio's Service Plan and Rule 12b-1 Plan, the Portfolio's Adviser or Distributor (collectively, "ING"), out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Solution Portfolios. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

The distributing broker-dealer for the Portfolio is IFD. IFD has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, DSL has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolio. Additionally, if a portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in a portfolio advised by ING meets certain target levels or increases over time.

38

The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. Neither the Portfolio, the Adviser, nor the Distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

>  Combination with ING Solution Income Portfolio

When ING Solution 2055 Portfolio reaches its Target Date, it may be combined with ING Solution Income Portfolio, without a vote of shareholders, if the Company's Board determines that combining the Portfolio with ING Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after the Portfolio's Target Date), the Portfolio will notify shareholders of the Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of the Portfolio will become shareholders of ING Solution Income Portfolio.

>  Net Asset Value

The net asset value ("NAV") per share for each class of the Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Portfolio is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's or Underlying Fund's NAV is not calculated. As a result, the NAV of the Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolio's or Underlying Fund's shares or when an investor will not be able to reallocate between investment options.

When market quotations are not available or are deemed unreliable, the sub-adviser to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Underlying Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades, likely could have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

•  Securities of an issuer that has entered into a restructuring;

•  Securities whose trading has been halted or suspended;

•  Fixed-income securities that have gone into default and for which there are not current market value quotations; and

•  Securities that are restricted as to transfer or resale.

Each sub-adviser to the Underlying Funds may rely on the recommendations of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The sub-adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Underlying Funds determine their NAV per share. Please refer to the prospectuses for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

When an insurance company or Qualified Plan buys shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When the Portfolio buys shares of the Underlying Funds, it will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

39

>  Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive a that day's price, the order must be received by Market Close. The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

>  Purchase and Redemption of Shares

The Portfolio is available to serve as an investment option through Variable Contracts and Qualified Plans outside the separate account context. The Portfolio also may be made available to custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio and certain other management investment companies and other investors permitted under the federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Company's behalf.

The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service. However, it is possible that the interests of owners of Variable Contracts, or other permitted investors, for which the Portfolio serves as an investment option might at some time be in conflict because of differences in tax treatment or other considerations. The Portfolio's Board directed DSL to monitor events to identify any material conflicts between Variable Contract owners, and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan, an investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

The Portfolio may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Portfolio to redeem those investments if the plan loses (or in the opinion of DSL, is at risk of losing) its Qualified Plan status.

The Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. DSL will monitor transactions by the fund-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

>  Frequent Trading – Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as an investment option for the Variable Contracts issued by insurance companies, and as an investment option for the Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Portfolio's administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediary will be able to curtail frequent, short-term trading activity.

40

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interests of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of DSL or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.

Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing traders in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interests of the Portfolio's shareholders.

>  Portfolio Holdings Disclosure Policy

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the SAI. The Portfolio posts its portfolio holdings schedule on its website on a month-end basis. The portfolio holdings is available 10 calendar days following the end of the previous calendar month. The portfolio holdings schedule is as of the last day of the previous calendar month (e.g. the Portfolio will post the quarter ending June 30 holdings on July 11). The Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date. The Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the next calendar month or until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.

>  Dividends and Capital Gains Distributions

Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio's dividends may constitute a return of capital.

>  Tax Matters

The Portfolio intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their Variable Contracts for information regarding the tax consequences of purchasing a contract.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you. Please refer to the SAI for more information about the tax status of the Portfolio. You should consult the prospectus for the Variable Contracts and your tax adviser for information regarding taxes applicable to the Variable Contracts.

>  Reports to Shareholders

The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

41

FINANCIAL HIGHLIGHTS

Because the Portfolio had not commenced operations as of December 31, 2008, financial highlights are not available.

42

ING PARTNERS, INC.
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, AZ 85258

For investors who want more information about the Portfolio, the following documents are available free upon request:

•  Statement of Additional Information ("SAI"): The SAI, dated December 4, 2009, contains more detailed information about the Portfolio and is incorporated by reference into (made legally a part of) this prospectus.

•  Annual/Semi-Annual Shareholder Reports: Additional information about the Portfolio's investments will be available in the Portfolio's annual shareholder report to be dated December 31, 2009. In the Portfolio's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

For a free copy of the SAI or the Portfolio's annual and semi-annual shareholder reports call 1-800-262-3862, write to ING Partners, Inc., at the address listed above or visit our website at www.ingfunds.com.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolio. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C., 20549 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

Investment Company Act File No. 811-8319

December 4, 2009  Prospectus — Class T

ING PARTNERS, INC.

This Prospectus is designed to help you make informed decisions about investments in the ING Solution 2055 Portfolio ("Portfolio"). The Portfolio seeks to achieve its investment objective by investing primarily in other ING mutual funds that are actively or passively managed ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Consult with your investment professional to determine if the Portfolio is best suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

•  ING Solution 2055 Portfolio

THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.

This Prospectus contains important information about investing in Class T shares of the Portfolio. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolio will achieve its investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolio and be aware that any time you invest, there is a risk of loss of money.

>  ING Partners, Inc.

The Portfolio is a series of ING Partners, Inc. ("Company"). The Company is an open-end management investment company authorized to issue multiple series and classes of shares. Directed Services LLC ("DSL" or "Adviser") serves as the investment adviser of the Portfolio. Not all of the Company's portfolios are offered in this Prospectus.

INTRODUCTION

>  An Introduction to the Portfolio

The Portfolio is designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need their funds.

The Portfolio invests primarily in a universe of Underlying Funds that are actively or passively managed that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see the sections entitled "More Information on Investment Strategies" and "Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds" later in this Prospectus.

Although the Portfolio is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. Because the Portfolio will normally invest in a combination of equity and/or fixed-income funds, an investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives and other investments.

The Portfolio's shares may be offered to insurance company separate accounts that support variable annuity and variable life insurance contracts ("Variable Contracts"), qualified pension and retirement plans ("Qualified Plans") outside the variable contract context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio and certain other management investment companies.

>  Classes of Shares

The Portfolio's shares are classified into Adviser Class ("ADV Class"), Initial Class ("I Class"), Service Class ("S Class"), Service 2 Class ("Class S2") and Class T shares. The five classes of shares of the Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio. Only the Class T shares are offered in this Prospectus. Class T shares are not subject to any sales loads.

>  An Introduction to the Asset Allocation Process

DSL is the investment adviser of the Portfolio.

ING Investment Management Co. ("Consultant") is a consultant to DSL. Both DSL and the Consultant are wholly-owned, indirect subsidiaries of ING Groep, N.V. ("ING Groep") (NYSE: ING). DSL and the Consultant, working together, have designed Target Date (as defined below) asset allocation funds called Solution Portfolios. DSL uses an asset allocation process to determine the Portfolio's investment mix. This asset allocation process can be described as follows:

1.   In the first stage, the mix of asset classes (i.e., stocks and fixed-income securities of various types) that is likely to produce the best return for the target level of volatility or risk underlying the Portfolio is estimated for the specified time horizon before retirement or specified financial goals date. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of asset classes as well as other financial variables. The mix of asset classes arrived at for the Portfolio is called the "Target Allocation." The Consultant will review the Target Allocation annually and make recommendations to the Adviser regarding changes as needed.

2.  The Consultant will also provide tactical allocation recommendations to DSL, to overweight certain sub-asset classes and style tilts within the Target Allocation, while underweighting other sub-asset classes. These recommendations are intended to be in response to changing market conditions, and to enable DSL to shift into those sub-asset classes that are expected to outperform under certain market conditions. DSL has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant's recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of DSL quarterly or as warranted by market conditions.

3.  The Target Allocation may be changed at any time by DSL. For ING Solution 2055 Portfolio, over time, the allocations within the Target Allocation will change at specific intervals to some predefined new Target Allocation that is intended to be more conservative (i.e., reduced allocations to equity securities). The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2055 ("Target Date"). The Target Date is the approximate year that an investor in the Portfolio would plan to draw down income from the Portfolio for retirement or other financial goals. The following glidepath illustrates how the Portfolio's Target Allocation is expected to become more conservative with lower percentages of equity securities and higher percentages of fixed-income securities over time toward the Portfolio's Target Date. As the Portfolio approaches its Target Date in 2055, the Portfolio's Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 30% equity securities and 70% fixed-income securities.

As the Portfolio's Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of drawing down income from their portfolio soon.

In summary, ING Solution 2055 Portfolio is designed for an investor who plans to withdraw the value of the investor's investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio's Target Allocation will change over time and is expected to produce stability of principal and reduced investment risk as the Portfolio approaches its Target Date.

Only ING Solution 2055 Portfolio is offered in this Prospectus.

The Investment Committee of DSL will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) or target allocations for the Portfolio, including determining the transition pattern of the Portfolio in a timely but reasonable manner based upon market conditions at the time. The predefined mixes will be reviewed annually and analyzed for consistency with current market conditions and industry trends in consultation with the Consultant.

The Portfolio's stated investment objective is non-fundamental and may be changed by the Company's Board of Directors ("Board") without the approval of shareholders.

>  Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of the Portfolio. Reading the Prospectus will help you to decide whether the Portfolio is the right investment for you. You should keep this Prospectus for future reference.

2

ING SOLUTION 2055 PORTFOLIO

>  Investment Objective

Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement. The Portfolio's investment objective is non-fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds) that invest in U.S. stocks, international stocks, U.S. bonds and other fixed-income investments using asset allocation strategies designed for investors expecting to retire in 2055.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

Equity Securities	95%
Fixed-Income Securities	5%

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long and short-term bonds; high-yield bonds and treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures and swaps, other investment companies including exchange-traded funds ("EFTs"), and other securities to make tactical asset allocations, minimize risk and assist in managing cash. The Portfolio may hold cash and cash equivalents.

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies and international fixed-income. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "Introduction — An Introduction to the Asset Allocation Process."

>  Principal Risks of Investing in the Portfolio

As with any mutual fund, you could lose money on your investment in the Portfolio, even near, at or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Commodities Risk
Credit Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Inflation-Indexed Bonds Risk
Interest Rate Risk
Liquidity Risk
Market and Company Risk
Market Capitalization Risk

3

Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Risk
Small-Capitalization Company Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see the sections entitled "More Information on Investment Strategies", "Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds" and "More Information on Risks" later in this Prospectus.

>  Performance

Since the Portfolio had not commenced operations as of December 31, 2008, there is no annual performance information included in this Prospectus.

4

Portfolio Fees and Expenses

The tables that follow show the fees and expenses you pay if you buy and hold Class T shares of the Portfolio. Shareholders of the Portfolio will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of the Portfolio's assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and the Portfolio's allocation to that Underlying Fund, will vary from year to year, the fees and expenses paid by the Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Company and the Portfolio are not parties to your Variable Contract or Qualified Plan, but the Portfolio is merely an investment option made available to you by your insurance company under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolio are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The tables do not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of the Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) Not Applicable.

Class T Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) Fee and Shareholder Services Fee(2)	Admin. Services Fee	Other Expenses	Acquired (Underlying) Funds Fees and Expenses(3)	Total Operating Expenses	Waivers and Reimbursements(4)	Net Annual Operating Expenses
ING Solution 2055	0.10%	0.75%	0.02%	—	0.80%	1.67%	(0.05)%	1.62%

  (1)  This table shows the estimated operating expenses for Class T shares of the Portfolio as a ratio of expenses to average daily net assets. Other expenses are estimated for the current fiscal year as the Portfolio had not commenced operations as of the date of this Prospectus.

(2)  Class T shares of the Portfolio pay an annual distribution fee of 0.50% and an annual shareholder services fee of 0.25% of its average daily net assets. ING Funds Distributor, LLC, the Portfolio's distributor, has contractually agreed to waive 0.05% of the distribution fee for Class T shares of the Portfolio, so that the actual distribution fee paid by the Portfolio is an annual rate of 0.45%. Absent this waiver, the distribution fee is 0.50% of average daily net assets. The expense waiver will continue through at least May 1, 2011. There is no guarantee that this waiver will continue after this date.

(3)  The Portfolio's Acquired (Underlying) Funds Fees and Expenses are estimated based on a weighted average of the fees and expenses of the Underlying Funds in which it intends to invest. The estimated amount of fees and expenses of the Underlying Funds borne by the Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio's fiscal year. Acquired (Underlying) Funds Fees are estimated for the current fiscal year as the Portfolio had not commenced operations as of the date of this Prospectus.

(4)  DSL, the adviser to the Portfolio, has entered into a written expense limitation agreement with respect to the Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage commissions, extraordinary expenses, and Acquired (Underlying Funds) Fees and Expenses, subject to possible recoupment by DSL within three years. The amount of the Portfolio's expenses to be waived or reimbursed is shown under the heading Waivers and Reimbursements. The expense limitation agreement will continue through at least May 1, 2011. This amount also includes the 0.05% distribution (12b-1) fee waiver which footnote (2) explains in more detail. The expense limitation agreement is contractual and shall renew automatically for one-year terms after May 1, 2011 unless DSL provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then-current term or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the Company, upon at least 90 days written notice to the Portfolio's Adviser, DSL. For more information regarding the expense limitation agreements for the Portfolio, please see the Statement of Additional Information.

Example(1)

The Example is intended to help you compare the cost of investing in Class T shares of the Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class T shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Class T shares' net operating expenses remain the same. The Example does not reflect expenses which are, or may be, imposed by a Variable Contract that may use the Portfolio as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio	1 Year	3 Years
ING Solution 2055	$165	$522

(1)  The Example numbers reflect any expense limitations agreements/waiver of the Underlying Funds for the one-year period and the first year of the three-year period.

5

MORE INFORMATION ON INVESTMENT STRATEGIES

>  More on the Asset Allocation Process

As described earlier in this Prospectus, the Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds. DSL determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, DSL uses economic and statistical methods to determine the optimal allocation targets and ranges for the Portfolio and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following:

(i)    the investment objective of the Portfolio and each of the Underlying Funds;

(ii)  proprietary and third-party reports and analyses;

(iii)  the risk/return characteristics, relative performance, and volatility of Underlying Funds;

(iv)  the correlation and covariance among Underlying Funds;

(v)  the availability of new funds; and

(vi)  consideration of ING affiliated insurance companies' ability to hedge their risk in issuing guarantees on products offering guaranteed lifetime income or death benefits.

As market prices of the Underlying Funds' portfolio securities change, the Portfolio's actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. DSL will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolio and the Underlying Funds.

DSL may rebalance the Portfolio on a periodic basis to attain the Target Allocation investment allocations. In addition, variances from the targets will be monitored. When the Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio's current cash reserves, DSL may determine to purchase additional shares or redeem shares of Underlying Funds. In making those purchases or redemptions, DSL will attempt to rebalance the Portfolio's holdings of Underlying Funds to bring them more closely in line with the Portfolio's investment targets. If DSL believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

>  Investment Objectives, Main Investments and Risks of the Underlying Funds

The Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Portfolio invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the Portfolio with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled "More Information on Risks — Risks Associated with an Investment in the Underlying Funds" later in this Prospectus for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time the Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which of the Underlying Funds the Portfolio will be invested at any one time. As a result, the degree to which the Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolio has invested in the Underlying Fund.

6

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

Investment Objective: Long-term capital growth, income is a secondary objective.

Investment Adviser: Directed Services LLC

Sub-Adviser: American Century Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. equity securities of mid- and small-capitalization companies. Mid- and small-capitalization companies include those with a market capitalization at the time of purchase within the range of the Russell 2800 Index. May invest in derivatives, futures contracts, foreign securities, debt securities of companies, debt obligations of governments and other similar securities. Equity securities include common and preferred stocks and equity-equivalent securities, such as debt securities and preferred stocks convertible into common stocks and stocks or stock index futures contracts. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company and value investing.

ING ARTIO FOREIGN PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Artio Global Management LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in international equity securities, including common and preferred stock, American, European and Global Depositary Receipts, convertible securities, rights, warrants, and other investment companies, including exchange-traded funds. Normally has a bias towards larger companies (e.g., with market capitalizations of $10 billion or greater), but may also invest in smaller companies. May invest up to 35% of assets in issuers in emerging markets and may invest in debt securities (up to 10% in high-risk and high-yield non-investment-grade bonds). May invest in derivatives including futures, swaps and warrants. May lend its portfolio securities. Will invest at least 65% in no fewer than three different countries located outside the United States.

Main Risks: Call, convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, liquidity, market and company, market capitalization, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company and value investing.

ING BARON ASSET PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: BAMCO, Inc.

Main Investments: Invests primarily in common stocks of mid-sized growth companies (those that have a market capitalization between $1.5 billion and $12 billion). May invest in equity-type securities, in addition to common stocks, such as convertible bonds and debentures preferred stocks, warrants and convertible preferred stocks. May also invest in debt securities, including notes, bonds, debentures and money market instruments and convertible instruments. Debt securities may be rated or unrated, and may include below investment-grade securities or "junk bonds" or unrated securities of equivalent credit quality. May invest up to 10% of its net assets in illiquid securities. May invest, without limit, in American Depositary Receipts, and up to 10% of its assets in Global Depositary Receipts and European Depositary Receipts. May also engage in derivatives transactions including, call and put options and swap agreements. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

7

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Main Risks: Convertible securities, credit, currency debt securities, depositary receipts, derivatives, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, large positions, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending and value investing.

ING BARON SMALL CAP GROWTH PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: BAMCO, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of smaller companies with market values under $2.5 billion. May invest up to 20% in foreign securities, including American Depositary Receipts. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Currency, depositary receipts, equity securities, foreign investment, growth investing, large positions, liquidity, manager, market and company, other investment companies, price volatility, securities lending and small-capitalization company.

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Investment Objective: Maximum real return, consistent with the preservation of real capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Financial Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. May invest up to 20% of its assets in non-investment-grade bonds (high-yield or junk bonds) or securities of emerging market issuers. May invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. May also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, investment grade corporate bonds and asset-backed securities. Non-investment-grade bonds acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. May buy or sell options or futures, or enter into credit default swaps, interest rate or foreign currency transactions, including swaps (collectively, commonly known as "derivatives"). Typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. May also use derivatives for leverage. May seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Asset-backed securities, credit, credit derivatives, currency, debt securities, derivatives, diversification, emerging markets, foreign investment, high-yield, lower-grade debt securities, inflation-index bonds, interest rate, leveraging, liquidity, manager, mortgage-related securities, other investment companies, portfolio turnover, securities lending and U.S. government securities and obligations.

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Investment Management, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large capitalization companies (those which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that

8

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

comprise the Russell 1000® Index). May invest up to 10% in foreign securities in the form of American Depositary Receipts. May also invest in investment-grade convertible securities, preferred stocks, illiquid securities and U.S. government debt securities of any maturity. May purchase or sell securities on a when-issued or delayed delivery basis or through a forward commitment. May invest in derivatives, short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds or U.S. government and money market securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Borrowing, call, convertible securities, credit, debt securities, depositary receipts, derivatives, equity securities, foreign investment, growth investing, interest rate, investment models, liquidity, manager, market and company, market capitalization, maturity, other investment companies, over-the-counter investment, portfolio turnover, restricted and illiquid securities, securities lending, U.S. government securities and obligations and when issued and delayed delivery securities and forward commitments.

ING BLACKROCK LARGE CAP VALUE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Investment Management, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies (those which at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index). Will invest primarily in equity securities of companies located in the United States that the sub-adviser believes are undervalued. May invest up to 10% of its total assets in securities issued by foreign issuers, in the form of American Depositary Receipts. May also invest in investment-grade convertible securities, preferred stocks, illiquid securities, U.S. government debt securities of any maturity, and derivatives for hedging purposes. May purchase or sell securities on a when-issued or delayed delivery basis or through a forward commitment. May also invest in short-term debt securities (such as commercial paper), short-term debt securities without limitation (including repurchase agreements), non-convertible preferred stocks and bonds, or U.S. government and money market securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Borrowing, call, convertible securities, credit, debt securities, depositary receipts, derivatives, equity securities, foreign investment, interest rate, investment models, liquidity, manager, market and company, market capitalization, maturity, other investment companies, over-the-counter investment, portfolio turnover, restricted and illiquid securities, securities lending, U.S. government securities and obligations, value investing and when issued and delayed delivery securities and forward committments.

ING CLARION GLOBAL REAL ESTATE PORTFOLIO

Investment Objective: High total return consisting of capital appreciation and current income.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Clarion Real Estate Securities LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that are principally engaged in the real estate industry (deriving at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate.) The portfolio will have investments located in a number of different countries located throughout the world, including the United States. May invest in companies located in countries with emerging securities markets. Generally, invests in common stocks of large-, mid- and small-sized companies, including REITs. May invest in initial public offerings, convertible securities, and Rule 144A securities. The portfolio is non-diversified and may invest a significant portion of its assets in a single issuer. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, diversification, emerging markets, equity securities, foreign investment, industry concentration, initial public offerings, liquidity, market capitalization, market trends, mid-capitalization company, other investment companies, price volatility, real estate investment trusts, restricted and illiquid securities, securities lending, and small-capitalization company.

9

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

ING CLARION REAL ESTATE PORTFOLIO

Investment Objective: Total return including capital appreciation and current income.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Clarion Real Estate Securities LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investments trusts ("REITs") and real estate companies that consist of companies that are principaly engaged in the real estate industry. A company shall be considered to be "principally engaged" in the real estate industry if it: (a) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (b) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. May also invest in convertible securities, initial public offerings and Rule 144A securities. The Portfolio is non-diversified. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, diversification, equity securities, industry concentration, initial public offerings, liquidity, manager, market and company, securities, other investment companies, portfolio turnover, real estate investment trusts, Rule 144A, sector and securities lending.

ING COLUMBIA SMALL CAP VALUE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Columbia Management Advisors, LLC

Main Investments: Normally invests at least 80% of its net assets (plus borrowing for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies within the Russell 2000® Value Index at the time of purchase. May invest up to 20% of its total assets in foreign securities and depositary receipts. May also invest in real estate investments trusts ("REITs") and other investment companies, including exchange-traded funds ("ETFs"). May also invest in convertible securities, initial public offerings and derivatives including options on securities, options on stock indices, covered calls, put options and over-the-counter options.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, equity securities, foreign investment, initial public offerings, liquidity, manager, market and company, other investment companies, over-the-counter investment, price volatility, real estate investment trusts, securities lending, small-capitalization company and value investing.

ING DAVIS NEW YORK VENTURE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Davis Selected Advisers, L.P.

Main Investments: Invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. May invest a limited portion of its assets in companies whose shares may be subject to controversy, foreign securities, and non-equity securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Credit, currency, debt securities, equity securities, foreign investment, headline, industry focus, interest rate, liquidity, manager, market and company, other investment companies, price volatility, securities lending and value investing.

ING DISCIPLINED INTERNATIONAL SMALLCAP FUND

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

10

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies (defined as those companies with market capitalizations that fall within the range of companies in the S&P Developed Ex.-U.S. SmallCap Index) At least 65% of its assets will normally be invested in companies located in a number of different countries, other than the United States. May invest up to 35% of its total assets in U.S. issuers. May invest in companies located in countries with emerging securities markets. May invest in derivative instruments, including, but not limited to futures, options and foreign currency contracts. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

Main Risks: Derivatives, diversification, emerging markets, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, securities lending, small-capitalization company and value investing.

ING DISCIPLINED SMALL CAP VALUE PORTFOLIO

Investment Objective: Outperform the total return performance of the Russell 2000® Value Index by investing in common stocks of small companies whose stock prices are believed to be undervalued.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the Russell 2000® Value Index. May also invest in derivative instruments. May invest in other investment companies, including exchange traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, equity securities, index strategy, investment models, liquidity, manager, other investment companies, portfolio turnover, securities lending, small-capitalization company and value investing.

ING EVERGREEN OMEGA PORTFOLIO

Investment Objective: Long-term capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Evergreen Investment Management Company, LLC

Main Investments: Invests primarily, and under normal conditions substantially all of its assets, in common stocks of U.S. companies across all market capitalizations. May also invest up to 25% of assets in foreign securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Equity securities, foreign investment, growth investing, investment style, liquidity, manager, market capitalization, mid-capitalization company, other investment companies, price volatility, securities lending and small-capitalization company.

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Fidelity Management & Research Company

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations (defined as those whose market capitalizations are similar to the market capitalizations of companies in the Russell Midcap® Index or the S&P MidCap 400 Index). May also invest in companies with smaller or larger market capitalizations. May invest up to 25% of assets in foreign securities, including emerging markets. May buy and sell future contracts and other investment companies, including exchange-traded funds.

11

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Main Risks: Derivatives, emerging markets, equity securities, foreign investment, growth investing, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, portfolio turnover, securities lending, small-capitalization company and value investing.

ING FRANKLIN MUTUAL SHARES PORTFOLIO

Investment Objectives: Capital appreciation with a secondary goal of income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Mutual Advisers, LLC

Main Investments: Invests primarily in equity securities, including common and preferred stocks and convertible securities, of companies of any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria. The Portfolio currently invests the equity portion of its Portfolio primarily to predominantly (up to 100% of its assets) in companies with market capitalization values greater than $5 billion, although it may invest a portion of its assets in small-capitalization companies and is not limited to pre-set maximums or minimums governing size of companies in which it may invest. May invest significantly (up to 35%) in foreign investments, including sovereign debt and foreign government debt. May from time to time attempt to hedge against currency risks by using forward foreign currency exchange contracts. May also engage from time to time in an "arbitrage" strategy and may invest in distressed companies, including bank debt, lower rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness of, or trade claims against, such companies. The sub-adviser may keep a portion, which may be significant at times, of the Portfolio's assets in cash or invested in high-quality, short-term money market securities, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations.

Main Risks: Convertible securities, credit, currency, derivatives, equity securities, foreign investment, high-yield, lower grade debt securities, investment models, liquidity, manager, market capitalization, mid-capitalization company, other investment companies, portfolio turnover, risk arbitrage securities and distressed companies, securities lending, small-capitalization company, sovereign debt and value investing.

ING GLOBAL BOND FUND

Investment Objective: Seeks to maximize total return through a combination of current income and capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds of issuers in a number of different countries, which may include the United States. May invest in securities of issuers located in developed and emerging market countries. May also borrow money from banks and invest the proceeds of such loans in portfolio securities as permitted under the 1940 Act, ("leveraging"). Invests primarily in investment-grade securities. May also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements and other investment companies. May also invest up to 5% of its assets in a combination of floating rate secured loans ("Senior Loans") and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. May invest a portion of its assets in high-yield debt securities rated below investment-grade, but the Fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment grade. The dollar-weighted average portfolio duration of the Fund will generally range between two and nine years. The Fund may use futures, swaps (including interest rate swaps, total return swaps and credit default swaps), options and other derivative instruments, buy backs or dollar rolls and reverse repurchase agreements. The Fund is non-diversified which means it may invest a significant portion of its assets in a single issuer.

Main Risks: Borrowing, credit, debt securities, derivatives, diversification, foreign investing, high-yield, lower-grade debt securities, interest rate, leveraging, liquidity, mortgage-related securities, other investment companies, portfolio turnover, price volatility and securities lending.

ING GLOBAL RESOURCES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

12

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. A company is considered to be in a natural resources industry when it is significantly engaged, meaning that at least 50% of its assets, revenues, or operating profits are involved in or result from researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading, distributing or owning natural resources assets. May invest up to a maximum of 50% of its net assets in any single industry of natural resources. Also may invest in: securities issued by companies that are not in natural resources industries; investment-grade corporate debt; repurchase agreements; derivatives commodities including gold bullion and coins. May invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stocks, direct equity interests in trusts, preferred stocks, partnerships (including master limited partnerships), restricted securities, American Depositary Receipts and Global Depositary Receipts. Normally invests in companies with a large-capitalization, but may also invest in mid- and small-sized companies. May also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. May invest in derivative securities and structured notes, whose value is linked to the price of a commodity or commodity index. The Portfolio is non-diversified, and when compared with other funds, may invest a significant portion of its assets in a single issuer.

Main Risks: Commodities, debt securities, depositary receipts, derivatives, diversification, emerging markets, equity securities, foreign investment, industry focus, liquidity, manager, market and company, mid-capitalization company, natural resources, over-the-counter investment, other investment companies, portfolio turnover, restricted and illiquid securities, sector, securities lending and small-capitalization company.

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO

Investment Objective: Long-term total return consisting of capital appreciation and income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Goldman Sachs Asset Management, L.P.

Main Investments: Invests in a portfolio of commodity index–linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in other fixed-income and debt instruments. May invest at least 25% of its assets in commodity-linked structured notes. Invests in commodity-linked derivative instruments such as commodity-linked structured notes. Invests in investment-grade fixed-income securities. May invest in corporate securities, U.S. government securities, mortgage-backed securities, asset-backed securities, and fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. May invest up to 35% of its net assets in foreign securities including countries with emerging markets and up to 10% of its assets in non-investment-grade fixed-income securities. May also invest in options, futures, options on futures and swaps. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The Portfolio is "non-diversified" under the 1940 Act and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Main Risks: Absence of regulation, asset-backed securities, borrowing, call, commodities, convertible securities; counterparty, credit, currency, debt securities, derivatives, diversification, emerging markets, equity securities, extension, foreign investment, high-yield, lower-grade debt securities, industry focus, interest rate, leveraging, liquidity, manager, market and company, mortgage-related securities, over-the counter investment, other investment companies, price volatility, sector, securities lending and U.S. government securities and obligations.

ING GROWTH AND INCOME PORTFOLIO

Investment Objective: Maximize total return.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

13

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Main Investments: Invests at least 65% of its total assets in common stocks believed to have significant potential for capital appreciation or income growth or both. Emphasizes stocks of larger companies. May invest up to 25% in foreign securities. May invest in derivatives, including, but not limited to, put and call options. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, derivatives, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility and securities lending.

ING INDEX PLUS LARGECAP PORTFOLIO

Investment Objective: Outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of large-capitalization companies included in the S&P 500® Index and have a market capitalization of at least $3 billion. May invest in derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, liquidity, other investment companies, portfolio turnover, price volatility and securities lending.

ING INDEX PLUS MIDCAP PORTFOLIO

Investment Objective: Outperform the total return performance of the S&P MidCap 400 Index while maintaining a market level of risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of mid-capitalization companies included in the S&P MidCap 400 Index and have a market capitalization between $87 million and $4.6 billion. May invest in derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, liquidity, mid-capitalization company, other investment companies, price volatility and securities lending.

ING INDEX PLUS SMALLCAP PORTFOLIO

Investment Objective: Outperform the total return performance of the S&P SmallCap 600 Index while maintaining a market level of risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the S&P SmallCap 600 Index and have a market capitalization between $15 million and $2.3 billion. May invest in derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, liquidity, other investment companies, price volatility, securities lending and small-capitalization company.

ING INTERMEDIATE BOND PORTFOLIO

Investment Objective: Maximize total return consistent with reasonable risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

14

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds, including, but not limited to, corporate, government and mortgage bonds which are rated investment-grade. May invest a portion of assets in high-yield (high risk) debt securities, commonly known as "junk bonds". May invest in preferred stocks, high quality money market instruments, municipal bonds, debt securities of foreign issuers, mortgage- and asset-backed securities, options and futures contracts involving securities, securities indices, and interest rates. May engage in dollar roll transactions and swap agreements. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Credit, derivatives, extension, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, mortgage-related securities, other investment companies, prepayment, portfolio turnover, price volatility, securities lending and U.S. government securities and obligations.

ING INTERNATIONAL VALUE PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 65% of its assets in equity securities of issuers located in a number of different countries outside of the United States. Invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. Generally invests in common and preferred stocks, warrants and convertible securities. May invest in emerging markets countries. May invest in government debt securities of developed foreign countries. May invest up to 35% of assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. May invest in derivative instruments, including futures, options and swaps. May invest in other investment companies, including exchange-traded funds,to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, debt securities, derivatives, emerging markets, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, securities lending and value investing.

ING JANUS CONTRARIAN PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Janus Capital Management LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. The Portfolio is non-diversified. May also invest in foreign equity and debt securities, (either directly or through depositary receipts), up to 20% in high-yield debt securities (junk bonds); derivatives; securities purchased on a when-issued, delayed delivery or forward commitment basis; illiquid securities (up to 15%); and may invest more than 25% of its assets in securities of companies in one or more market sectors. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Call, credit, debt securities, depositary receipts, derivatives, diversification, equity securities, foreign investment, growth investing high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, market capitalization, maturity, mid-capitalization company, other investment companies, restricted and illiquid securities, sector, securities lending, small-capitalization company, special situations and value investing.

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

15

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers located in at least three countries with emerging securities markets. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. May also invest to a lesser extent in debt securities of issuers in countries with emerging markets. May invest in derivatives (including futures contracts, options and swaps). May invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. May also invest in high-quality, short-term money market instruments and repurchase agreements. While the Portfolio invests primarily in equities, it may also invest in debt securities, including high-yield securities which are below investment-grade (junk bonds) and mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. May enter into "dollar rolls". May invest in less developed countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the Investment Company Act of 1940, as amended. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Call, convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, mortgage-related securities, other investment companies, restricted and illiquid securities, securities lending and small-capitalization company.

ING JPMORGAN MID CAP VALUE PORTFOLIO

Investment Objective: Growth from capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies (those with market capitalizations between $1 billion and $20 billion) that the sub-adviser believes are undervalued. Normally invests in securities that are traded on registered exchanges or the over-the-counter market in the United States. May invest in other equity securities, including preferred stock, convertible securities, foreign securities (including depositary receipts) and derivatives. May also invest up to 15% in real estate investment trusts. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, equity securities, foreign investment, investment style, liquidity, manager, market and company, mid-capitalization company, other investment companies, over-the-counter investment, price volatility, real estate investment trusts, securities lending and value investing.

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO

Investment Objective: Capital growth over the long term.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small-capitalization companies (defined as those with market capitalization equal to those within a universe of Russell 2000® Index stocks). May also invest up to 20% of its total assets in foreign securities, including depositary receipts; convertible securities; high-quality money market instruments; and repurchase agreements. Investments in equity securities may include real estate investment trusts. May invest in derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, growth investing, investment models, liquidity, manager, market and company, market capitalization, mid-capitalization company, mortgage-related securities, other investment companies, real estate investment trusts, securities lending, small-capitalization company and value investing.

16

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: ClearBridge Advisors, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. The Portfolio may invest in securities of large, well-known companies but may also invest in medium- to small-sized companies. Investments may include securities listed on a securities exchange or traded in the over-the-counter markets. May invest directly, up to 25% of its assets, in foreign securities or in depositary receipts; (including emerging market securities); and may have exposure to foreign currencies. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, emerging growth, emerging markets, equity securities, foreign investment, liquidity, manager, market and company, mid-capitalization company, other investment companies, over-the-counter investment, price volatility, securities lending and small-capitalization company.

ING LIMITED MATURITY BOND PORTFOLIO

Investment Objectives: Highest current income consistent with low risk to principal and liquidity. As a secondary objective, seeks to enhance its total return through capital appreciation when market factors such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds that are primarily limited maturity debt securities. Under normal market conditions, the Portfolio maintains significant exposure to government securities. Invests in non-government securities only if rated Baa3 or better by Moody's or BBB- or better by S&P or BBB- or better by Fitch or if not rated determined that they are of comparable quality. May also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. May engage in dollar roll transactions and swap agreements, including credit default swaps. May use options and futures contracts involving securities, securities indices and interest rates. A portion of the Portfolio's assets may be invested in mortgage-backed and asset-backed debt securities. May borrow up to 10% of the value of its net assets. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Asset-backed securities, borrowing, call, credit, credit derivatives, debt securities, derivatives, equity securities, foreign investment, income, interest rate, leveraging, liquidity, manager, mortgage-related securities, other investment companies, portfolio turnover, restricted and illiquid securities, sector, securities lending, sovereign debt and U.S. government securities and obligations.

ING LORD ABBETT AFFILIATED PORTFOLIO

Investment Objectives: Long-term growth of capital. Current income is a secondary objective.

Investment Adviser: Directed Services LLC

Sub-Adviser: Lord, Abbett & Co. LLC

Main Investments: Invests primarily in equity securities of large, seasoned, U.S. and multinational companies (large companies are defined as those companies in the Russell 1000® Index). Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. May invest up to 10% of its assets in foreign securities and also may invest in American Depositary Receipts and similar depositary receipts, which are not subject to the 10% limit on investment. May invest in convertible bonds and convertible preferred stock, and in derivatives and similar investments. May buy and sell options on securities and securities indices for hedging or cross-hedging purposes and may sell covered call options on its portfolio securities. May invest in other

17

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, market capitalization, market trends, other investment companies, securities lending and value investing.

ING MARSICO GROWTH PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Marsico Capital Management, LLC

Main Investments: Invests primarily in equity securities selected for their long-term growth potential. Will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies (those with market capitalizations of $4 billion or more). May also invest in foreign securities, including American Depositary Receipts or other depositary receipts (including emerging markets) and forward foreign currency contracts, futures and options. May invest more than 25% of its total assets in securities of companies in a single market sector. Generally will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Currency, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, investment models, liquidity, manager, market and company, market capitalization, market trends, other investment companies, price volatility, sector and securities lending.

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Marsico Capital Management, LLC

Main Investments: Invests at least 65% of its assets in common stocks of foreign companies selected for their long-term growth potential. May invest in companies of any size throughout the world. Invests in issuers from a number of different countries, not including the United States. May invest, without limit, in foreign investments including American Depositary Receipts or other depositary receipts. Some issuers of securities in the portfolio may be based or economically tied to the United States. May use options, futures and forward foreign currency contracts. May invest in emerging markets. May invest up to 10% in fixed-income securities and up to 5% in high-yield bonds or mortgage- and asset-backed securities. May invest up to 15% in illiquid securities. May invest more than 25% of its total assets in securities of companies in a single market sector, though it generally will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities.

Main Risks: Credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, investment models, liquidity, manager, market and company, market capitalization, market trends, mid-capitalization company, mortgage-related securities, other investment companies, over-the-counter investment, price volatility, restricted and illiquid securities, sector, securities lending and small-capitalization company.

ING MIDCAP OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-sized U.S. companies. Mid-sized companies are those with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index. May also invest in derivative instruments and foreign securities. May invest in other investment companies, including exchange-traded

18

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

funds to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, foreign investment, growth investing, liquidity, market trends, mid-capitalization company, other investment companies, price volatility, portfolio turnover and securities lending.

ING MONEY MARKET PORTFOLIO

Investment Objective: High current return, consistent with preservation of capital and liquidity through investment in high-quality money market instruments while maintaining a stable share price of $1.00.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests in high-quality, U.S. dollar denominated short-term debt securities. Obligations in which the Portfolio invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7 under the Investment Company Act of 1940, the Portfolio may invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. May invest more than 25% of its total assets in instruments issued by domestic banks and may significantly invest in securities issued by financial services companies. May purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. May also invest in variable rate master demand obligations. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Concentration in financial services sector, credit, foreign investment, interest rate, liquidity, mortgage-related securities, other investment companies, prepayment and call, repurchase agreement and U.S. government securities and obligations.

ING MULTI-MANAGER INTERNATIONAL SMALL CAP PORTFOLIO

Investment Objective: Maximum long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Advisers: Schroder Investment Management North America, Inc.
American Century Global Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies (those that have a market capitalization that falls within the range of companies in the S&P Developed Ex-U.S. Small Cap Index between $9.8 million and $7.6 billion). Invests at least 65% of its assets in companies located outside the United States, including emerging markets. Invests primarily in common stock or securities convertible into common stock of international issuers, but may invest from time to time in such instruments as forward currency contracts; futures contracts; other investment companies, including exchange-traded funds; rights; American Depositary Receipts and Global Depositary Receipts. May also invest in mid-capitalization sized companies.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, initial public offerings, investment models, liquidity, manager, market and company, market trends, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company and value investing.

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

Investment Objective: High level of current income principally derived from interest on debt securities.

Investment Adviser: Directed Services LLC

Sub-Adviser: OppenheimerFunds, Inc.

Main Investments: Invests in debt securities of issuers in three market sectors: foreign governments and companies; U.S. government securities; and lower-grade, high-yield securities of U.S. and foreign companies. Those debt securities include foreign government and U.S. government bonds and notes, collateralized mortgage obligations, other mortgage- and asset-backed securities, participation interest in

19

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

loans, structured notes, lower-grade, high-yield debt obligations and zero-coupon or stripped securities. May invest up to 100% of its assets in any one sector at any time. Foreign investments can include debt securities of issuers in developed markets as well as emerging markets. Can use hedging instruments and certain derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, mortgage-related securities, other investment companies, prepayment or call, price volatility, sector allocation, securities lending, U.S. government securities and obligations and zero-coupon.

ING OPPORTUNISTIC LARGECAP PORTFOLIO

Investment Objective: Growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large U.S. companies (defined as companies that have a market capitalization of at least $3 billion). May also invest in mid- and small-sized companies. May invest up to 25% of its assets in foreign securities including ADRs. May invest in other investment companies, including exchange-traded funds to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. May also invest in derivatives. May also invest in certain high risk investments, including derivatives such as options and futures, among others.

Main Risks: Convertible securities, derivatives, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, securities lending and value investing.

ING PIMCO HIGH YIELD PORTFOLIO

Investment Objective: Maximum total return, consistent with preservation of capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield securities (junk bonds) rated below investment-grade but rated at least CCC/Caa by Moody's Investors Service, Inc., Standard and Poor's Ratings Services, or Fitch Ratings, or if unrated, determined to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities. The remainder of assets may be invested in investment-grade fixed-income investments. May invest up to 20% in non-U.S. dollar-denominated securities and without limit in U.S. dollar-denominated foreign securities (up to 15% in emerging markets). May invest in fixed-income instruments. May invest in derivatives based on fixed-income instruments, including swaps and its net exposure to derivative securities may be equal to up to 100% of its total assets. May also engage in short sales. May invest all of its assets in mortgage-or asset-backed securities. May, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as "buy backs" or "dollar rolls"). May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Borrowing, call, convertible securities, credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity, mortgage-related securities, other investment companies, portfolio turnover, securities lending, short sales, sovereign debt, U.S. government securities and obligations and when issued and delayed delivery securities and forward commitments.

ING PIMCO TOTAL RETURN BOND PORTFOLIO

Investment Objective: Maximum total return, consistent with preservation of capital and prudent investment management.

Investment Adviser: Directed Services LLC

20

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Sub-Adviser: Pacific Investment Management Company LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index. May invest in fixed-income instruments and derivatives based on fixed-income instruments, such as forwards, options, futures contracts or swap agreements and engage in short sales. May also invest all of its assets in derivative instruments, such as mortgage-or asset-backed securities. May also invest up to 10% of its total assets in preferred stocks. Invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high-yield securities. May invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure normally will be limited to 20% of the Portfolio's total assets. May invest up to 15% of its total assets in emerging market countries. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Borrowing, call, convertible securities, credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity, mortgage-related securities, other investment companies, portfolio turnover, price volatility, securities lending, short sales sovereign debt, U.S. government securities and obligations and when issued and delayed delivery securities and forward commitments.

ING PIONEER EQUITY INCOME PORTFOLIO

Investment Objective: Current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. issuers that are expected to produce income. Income-producing equity securities include common stocks, preferred stocks, equity-based exchange-traded funds ("ETFs") and equity interests in real estate investment trusts ("REITs"). The Sub-Adviser may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The Portfolio will not invest more than 5% of its total assets in the securities of emerging market issuers. The remainder of the assets may be invested in debt securities, most of which are expected to be convertible into common stocks. May invest up to 10% of its net assets in below investment-grade debt securities, including convertible debt securities.

Main Risks: Convertible securities, credit, debt securities, emerging markets, equity securities, foreign securities, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, market capitalization, market trends, other investment companies, real estate investment trusts, securities lending and value investing.

ING PIONEER FUND PORTFOLIO

Investment Objective: Reasonable income and capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests in a broad list of carefully selected securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. Invests the major portion of its assets in equity securities primarily in U.S. issuers (including common stocks, convertible debt, and other equity instruments, such as exchange-traded funds ("ETFs") that invest primarily in equity securities, equity interests in real estate investment trusts ("REITs"), depositary receipts, warrants, rights and preferred stocks). May invest up to 20% of its net assets in REITs and up to 20% of its assets in foreign issuers.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, other investment companies, real estate investment trusts, securities lending and value investing.

21

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

ING PIONEER HIGH YIELD PORTFOLIO

Investment Objective: Maximize total return through income and capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in below investment-grade (high-yield) debt securities and preferred stocks. May also invest in other investment companies, including exchange-traded funds and real estate investment trusts. Invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities. May invest more than 25% of its assets in the same market segment. The Portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. May invest up to 15% of its total assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. May invest in investment-grade and below investment-grade convertible bonds and preferred stocks that are convertible into equity securities, mortgage-backed and asset-backed securities, mortgage derivatives and structured securities. May also invest in equity securities of U.S. and non-U.S. issuers including common stocks, depositary receipts, warrants, rights and other equity interests. May use derivatives for hedging, but from time to time may use derivatives as a substitute for purchasing or selling securities or to increase the Portfolio's return. May invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.

Main Risks: Convertible securities, credit, credit derivatives, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, leveraging, liquidity, manager, market and company, mortgage-related securities, other investment companies, prepayment or call, price volatility, real estate investment trusts, sector, securities lending, value investing and zero-coupon.

ING PIONEER MID CAP VALUE PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-size companies (defined as those companies with market capitalizations of companies included in the Russell Midcap® Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap® Value Index as measured at the end of the preceding month and are not less than the smallest company in the index.) The equity securities in which the Portfolio invests include common and preferred stocks, depositary receipts, convertible debt, other investment companies, including exchange-traded funds ("ETFs") that invest in equity securities, and equity interests in real estate investment trusts ("REITs"). May invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers.

Main Risks: Call, convertible securities, debt securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, real estate investment trusts, securities lending and value investing.

ING REAL ESTATE FUND

Investment Objective: Total return consisting of long-term capital appreciation and current income.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Clarion Real Estate Securities LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investment trusts ("REITS") and real estate companies. May invest in companies of any market capitalization; however, it will generally not invest in companies with market capitalization of less than $100 million. May invest in initial public offerings, convertible securities and Rule 144A securities. The Portfolio is non-diversified.

22

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Main Risks: Concentration, convertible securities, diversification, initial public offerings, liquidity, market trends, other investment companies, price volatility, real estate investment trusts, real estate, Rule 144A securities and securities lending.

ING SMALL COMPANY PORTFOLIO

Investment Objective: Growth of capital.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies (defined as those included in S&P SmallCap 600 Index or the Russell 2000® Index or if not included in either index have market capitalizations between $3.2 million and $7 billion). May invest in derivatives and foreign securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Derivatives, foreign investment, liquidity, market trends, other investment companies, price volatility, securities lending and small-capitalization company.

ING SMALLCAP OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stock of smaller, lesser-known U.S. companies. Smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Growth investing, liquidity, market trends, other investment companies, price volatility, securities lending and small-capitalization company.

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

Investment Objective: Long-term capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Investment Counsel, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in foreign (non-U.S.) equity securities, including countries with emerging securities markets. Equity securities include common stocks, preferred stocks and convertible securities. May also invest a portion of its assets in smaller companies (those companies with market capitalizations of less than $4 billion). May also invest in ADRs, GDRs and EDRs. May also have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, geographic focus, interest rate, liquidity, manager, market and company, other investment companies, price volatility, sector, securities lending, small-capitalization company and value investing.

ING THORNBURG VALUE PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

23

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

Sub-Adviser: Thornburg Investment Management, Inc.

Main Investments: Invests at least 65% of its net assets in domestic equity securities, primarily common stocks but may also include convertible securities, selected on a value basis. May also own a variety of securities, including foreign equity and debt securities of any maturity, domestic debt securities and ADRs. May invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. May have exposure to emerging markets.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company and value investing.

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Investment Objective: Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes — equity securities, debt securities and money market instruments. Invests primarily in the common stocks of established U.S. companies the Sub-Adviser believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio's total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures and options. May invest up to 25% of its net assets in foreign equity securities. May also invest in shares of other investment companies, including exchange-traded funds and T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price, to the extent permitted by the Investment Company Act of 1940 as amended and the rules, regulations and exemptive orders thereunder. To prevent losses as well as achieve gains, the Sub-Adviser may also use a value approach in selecting investments. May invest in some securities that do not meet the criteria above when the Sub-Adviser perceives an unusual opportunity for gain. Debt securities and convertible bonds may constitute a significant portion of the investment portfolio. May invest in privately negotiated notes or loans, loan participations, assignments, debt securities of any maturity and credit quality and up to 15% in debt securities below investment grade. Remaining assets may be invested in a variety of money market instruments not exceeding one year. The Portfolio may also borrow securities and lend securities up to 33 1/3% of its total assets.

Main Risks: Asset Allocation, borrowing, call, convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity, other investment companies, price volatility, restricted and illiquid securities, securities lending, special situations, U.S. government securities and obligations, and value investing.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies having marketing capitalizations within the range of companies in the Russell Midcap® Growth Index or S&P MidCap 400 Index. Focuses on mid-size companies. Most investments will be in U.S. common stocks but may also invest in foreign securities, futures and options. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Investment Fund. May also invest in U.S. and foreign dollar-denominated money market securities and U.S. and foreign dollar currencies.

Main Risks: Currency, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, mid-capitalization company, other investment companies price volatility, and securities lending.

24

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO

Investment Objective: Substantial dividend income as well as long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. May invests in convertible securities, warrants, preferred stocks, foreign securities, debt securities, including high-yield debt securities and futures and options. Investments in a company may also be made through a privately negotiated note or loan, including loan participations and assignments. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund. May also invest in U.S. and foreign dollar denominated money market securities and U.S. dollar and non-U.S. dollar currencies. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Call, convertible securities, currency, debt securities, derivatives, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, other investment companies, securities lending, special situations and value investing.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Investment Objectives: Long-term capital growth, and secondarily, increasing dividend income.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with a focus on growth companies. May also purchase foreign securities, hybrid securities, futures and options. May have exposure to foreign currencies. Investment in foreign securities limited to 30%. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund. May also invest in U.S. and foreign dollar-denominated money market securities and U.S. and foreign dollar currencies.

Main Risks: Currency, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, other investment companies, price volatility, and securities lending.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

Investment Objective: Long-term growth of capital and future income.

Investment Adviser: Directed Services LLC

Sub-Adviser: UBS Global Asset Management (Americas) Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. large-capitalization companies (defined as those companies with a market capitalization within the range of the Russell 1000® Index). Equity investments include dividend-paying securities, common stocks, preferred stocks and convertible securities. Emphasizes large-capitalization stocks, but may hold small- and mid-capitalization stocks. May invest in options, futures and other derivatives and exchange-traded funds. May invest up to 20% of its assets in non-U.S. securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, currency, derivatives, equity securities, foreign investment, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company and value investing.

25

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

ING U.S. BOND INDEX PORTFOLIO

Investment Objective: Investment results (before fees and expenses) that correspond to the total return of the Barclays Capital U.S. Aggregate Bond Index ("BCAB Index" or "Index").

Investment Adviser: ING Investments, LLC

Sub-Adviser: Neuberger Berman Fixed Income LLC

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its assets (plus borrowings for investment purposes) in a portfolio of investment-grade debt securities, rated at least A by Moody's Investors Service, Inc. or rated at least A by Standard & Poor's Ratings Services, or of comparable quality if unrated which are, at the time of purchase, included in the BCAB Index, derivatives whose economic returns are, by design closely equivalent to the returns of the BCAB Index or its components and exchange-traded funds. The Portfolio invests principally in bonds and employs a "passive management" approach designed to track the performance of the BCAB Index, which is an unmanaged index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities. The Portfolio maintains a weighted average effective duration within one year on either side of the duration of the BCAB Index, which generally ranges between 3.5 and 6 years. The Portfolio attempts to replicate the Index by investing all, or substantially all, of its assets in stocks that make up the BCAB Index. The Portfolio will not hold all of the same debt securities as the BCAB Index. The Portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of debt securities in the BCAB Index and to provide equity exposure to the Portfolio's cash position. May also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940 and the rules, regulations and exemptive orders thereunder.

Main Risks: Credit, debt securities, derivatives, index strategy, interest rate, liquidity, mortgage-related securities, other investment companies, portfolio turnover, prepayment or call, price volatility, securities lending and U.S. government securities and obligations.

ING VAN KAMPEN COMSTOCK PORTFOLIO

Investment Objective: Capital growth and income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

Main Investments: Invests in equity securities including common stocks, preferred stocks, and convertible securities. May invest up to 15% of its assets in real estate investment trusts ("REITs"). May invest up to 10% of assets in high-quality short-term debt securities and investment-grade corporate debt securities. May invest up to 25% of assets in foreign securities. May also invest in American Depositary Receipts ("ADRs") without limitation and may invest in derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, derivatives, equity securities, foreign investment, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, real estate investment trusts, securities lending, small-capitalization company and value investing.

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO

Investment Objective: Long-term growth of capital and income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

Main Investments: Invests primarily in what the sub-adviser believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment-grade," which are securities rated within the four highest grades assigned by Standard & Poor's Ratings Services or by Moody's Investors Service, Inc. Although the Portfolio may invest in companies of any size, the sub-adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. May invest up to 15% of its total assets in real estate investment trusts and up to 25% of its total assets in securities of foreign issuers. May purchase and sell certain derivative instruments, such as options,

26

DESCRIPTION OF THE INVESTMENT ADVISER, SUB-ADVISER, INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS (continued)

futures and options on futures. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Call, convertible securities, debt securities, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, real estate investment trusts, securities lending and small-capitalization company.

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Wells Capital Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of small-capitalization companies (companies whose market capitalization is substantially similar to that of companies in the Russell 2500(TM) Index at the time of purchase). May invest in any sector, and at times, the sub-adviser may emphasize one or more particular sectors. May also invest up to 25% of its total assets in foreign securities. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

Main Risks: Equity securities, foreign investment, liquidity, manager, market and company, market capitalization, other investment companies, sector, securities lending, small-capitalization company and value investing.

27

MORE INFORMATION ON RISKS

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending upon what it invests in and what strategies it uses. The following are some of the key risks you should know about before investing in the Portfolio:

>  Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. Furthermore, DSL's allocation of the Portfolio's assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in losses that could be severe. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

Assets will be allocated among asset classes and markets based on judgments made by DSL and the recommendations of the Consultant. There is a risk that the Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

>  Performance of the Underlying Funds Will Vary

The performance of the Portfolio depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

>  Temporary Defensive Positions

The Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect the Portfolio or an Underlying Fund. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While the Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. The Portfolio's or an Underlying Fund's defensive investment position may not be effective in protecting its value.

>  Conflict of Interest

In making decisions on the allocation of the assets of the Portfolio among the Underlying Funds, DSL is subject to several conflicts of interest because it serves as the investment adviser to the Portfolio, and it or an affiliate serves as investment adviser or sub-adviser to the Underlying Funds. These conflicts could arise because DSL or its affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with DSL, the entire advisory fee is retained by an ING company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of DSL, DSL may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to ING. Further, DSL may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, DSL or an affiliate. Therefore, DSL may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate or the interests of an Underlying Fund rather than a Portfolio.

DSL has informed the Trust's Board of Directors that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Portfolio is offered as investment options. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. DSL's investment decisions for the Portfolio, including its allocation decisions with respect to the Portfolio's Underlying Funds, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to Underlying Funds which invest primarily in fixed-income securities or in a more conservative or less volatile investment style may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company's risk from the lifetime income or death benefits, or may make it easier for the insurance company to manage its risk through the use of various hedging techniques. DSL has developed an investment process using an allocation committee which seeks to ensure that the Portfolio is managed in the best interest of its shareholders. Further, DSL has adopted various policies and procedures that are intended to identify, monitor and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that DSL's allocation decisions may be affected by its conflicts of interest.

28

RISKS ASSOCIATED WITH AN INVESTMENT IN THE UNDERLYING FUNDS

The Portfolio is also affected by other kinds of risks, depending on the types of securities held or the strategies used by the Underlying Funds, such as:

Absence of Regulation Risk In general, there is less governmental regulation and supervision of transactions in the over-the-counter markets (in which option contracts and certain options on swaps are generally traded) than of transactions entered into on organized exchanges.

Asset Allocation Risk Certain of the Underlying Funds may allocate their investments between equity and fixed-income securities and among various segments of markets based on judgments made by a sub-adviser. An Underlying Fund that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Asset-Backed Securities Risk The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by an Underlying Fund will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An Underlying Fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Borrowing Risk An Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of an Underlying Fund's shares and in an Underlying Fund's return. Borrowing will cost the Underlying Fund interest expense and other fees. The cost of borrowing may reduce an Underlying Fund's return.

Call Risk During periods of falling interest rates, a bond issuer may "call," or repay, its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities Risk Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Concentration Risk When an Underlying Fund invests primarily in securities of companies in a particular market industry, the Underlying Fund may be subject to greater risks and market fluctuations than other funds that are more diversified by industry.

Concentration in Financial Services Sector Risk The risks of concentrating in investments in the financial services sector include credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations). In addition, to the extent an Underlying Fund concentrates in the banking industry, the risks described above may be greater.

Convertible Securities Risk The value of convertible securities may fall when interest rates increase and rise as interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk An Underlying Fund could lose money if a bond issuer is unable to make principal and interest payments when due. An Underlying Fund's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. An Underlying Fund's investment in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities involve credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

Credit Derivatives Risk An Underlying Fund may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. An Underlying Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, an Underlying Fund either delivers the defaulted bond (if the Underlying Fund has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the

29

Underlying Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Currency Risk Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund's investments in foreign currency-denominated securities may reduce the value of an Underlying Fund's assets.

Debt Securities Risk The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts Risk Certain Underlying Funds may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives Risk Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Underlying Funds' investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk The Portfolio may invest in Underlying Funds that are considered "non-diversified." A non-diversified fund may invest in securities of a fewer number of issuers than diversified funds, which increases the risk that its value could go down because of poor performance of a single investment or a small number of investments.

Emerging Growth Risk An Underlying Fund's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in the Underlying Fund's net asset value and the value of your investment.

Emerging Markets Risk Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the

30

companies decline or if overall market economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

Extension Risk Slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

Foreign Investment Risk Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

Geographic Focus Risk Certain Underlying Funds may invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. If an Underlying Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An Underlying Fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

Growth Investing Risk Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Headline Risk To take advantage of an attractive valuation, an Underlying Fund may invest in a company when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual shareholder report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. There is a risk that the company's stock may never recover.

High-Yield, Lower-Grade Debt Securities Risk Because certain Underlying Funds can invest in securities rated below investment-grade, their credit risks are greater than that of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Underlying Fund to sell them quickly at an acceptable price. These risks can reduce an Underlying Fund's share prices and the income it earns.

Income Risk An Underlying Fund's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

Index Strategy Risk Certain Underlying Funds use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between an Underlying Fund and the index performance may be affected by the Underlying Fund's expenses, and the timing of purchases and redemptions of the Underlying Fund's shares.

Industry Focus Risk To the extent that an Underlying Fund is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that an Underlying Fund invests in the financial services sector, the value of the Underlying Fund may be subject to special risks, including greater sensitivity to economic, political or regulatory developments and to greater volatility than a fund with a portfolio that is less focused in that particular sector.

Inflation-Indexed Bonds Risk Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of

31

the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Initial Public Offerings ("IPOs") Risk Certain Underlying Funds may invest in IPOs. IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the Portfolio's asset base is relatively small. However, there is no assurance that the Portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Interest Rate Risk The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investment by Funds-of-Funds Risk Each of the Underlying Funds' shares may be purchased by other investment companies, including the funds-of-funds. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the Portfolio. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. DSL will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Underlying Funds and the funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act") or under the terms of an exemptive order granted by the SEC.

Investment Models Risk The proprietary models used by an Underlying Fund's sub-adviser to evaluate securities or securities markets are based on the sub-adviser's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Investment Style Risk Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well investor sentiment. An Underlying Fund may outperform or underperform other funds that employ a different style. An Underlying Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Issuer Concentration Risk Because an Underlying Fund may invest a relatively large percentage of its assets in a single issuer, an Underlying Fund's performance may be particularly sensitive to changes in the value of securities of these issuers.

Large Positions Risk An Underlying Fund may establish significant positions in companies which the Underlying Fund's sub-adviser has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on the Underlying Fund's net asset value. The Underlying Fund's returns may be more volatile than those of a less concentrated fund.

Leveraging Risk Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Underlying Fund's securities.

Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. Underlying Funds with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk An Underlying Fund's sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no assurance that these will achieve the Underlying Fund's investment objective. An Underlying Fund's sub-adviser may use investment techniques or invest in securities that are not part of an Underlying Fund's principal investment strategy. For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced. The Underlying Fund's sub-adviser could do a poor job in executing an investment strategy. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

32

Many sub-advisers of equity funds employ styles that are characterized as "value" or "growth." However, these terms can have different application by different managers. One sub-adviser's value approach may be different from another, and one sub-adviser's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or "deeper discount" to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

Market and Company Risk The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which an Underlying Fund invests may still trail returns from the overall stock market.

Market Capitalization Risk Stocks fall into three broad market capitalization categories—large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Market Trends Risk Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have broader investment style.

Maturity Risk The value of a debt security may change from the time it is issued to when it matures. The longer the period to maturity, the greater the potential for price fluctuation.

Mid-Capitalization Company Risk Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

Natural Resources Risk Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials' prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Other Investment Companies Risk The Portfolio and certain of the Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), PowerShares QQQ(TM) ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts

33

trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, the Portfolio and certain Underlying Funds may invest their assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). The Portfolio's or an Underlying Fund's purchase of shares of an ING Money Market Fund will result in the Portfolio or the Underlying Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Portfolio's or the Underlying Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Portfolio or the Underlying Fund invests resulting from the Portfolio's or the Underlying Fund's investment into the ING Money Market Fund.

Over-the-Counter ("OTC") Investment Risk Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Portfolio Turnover Risk Changes to the investments of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

Prepayment or Call Risk Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of an Underlying Fund because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that an Underlying Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If an Underlying Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause an Underlying Fund to lose a portion of its principal investment represented by the premium the Underlying Fund paid.

Price Volatility Risk The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Risk Investments in issuers that are principally engaged in real estate, including Real Estate Investment Trusts ("REITs"), may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risk). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increase the risk that the Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. REITs may also be affected by tax and regulatory requirements.

Real Estate Investment Trusts ("REITs") Risk Investing in REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that an Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

34

Repurchase Agreement Risk Repurchase agreements involve the repurchase by an Underlying Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, an Underlying Fund might incur a loss. If the seller declares bankruptcy, the Underlying Fund might not be able to sell the collateral at the desired time.

Restricted and Illiquid Securities Risk Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid and restricted securities investments involve the risk that the securities will not be able to be sold at the time desired.

Risk Arbitrage Securities and Distressed Companies Risk Certain Underlying Funds, and in particular the ING Franklin Mutual Shares Portfolio, may invest in risk arbitrage securities and distressed companies. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the Underlying Fund's sub-adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

A merger or other restructuring, tender or exchange offer proposed at the time an underlying fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the underlying fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Sector Allocation Risk An Underlying Fund's sub-adviser's expectations about the relative performance of the three principal sectors in which certain Underlying Fund's invest may be inaccurate and the Underlying Fund's returns might be less than other funds using similar strategies.

Sector Risk A sector is a group of selected industries, such as technology. When an Underlying Fund invests significant assets in the securities of issuers in one or more market sectors, volatility in a sector will have a greater impact on the Underlying Fund than it would on a fund that has securities representing a broader range of investments.

Securities Lending Risk To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by the Underlying Fund's sub-adviser. When lending securities an Underlying Fund will receive cash or U.S. government securities as collateral. The Underlying Fund has retained its custodian to serve as its securities lending agent for these activities.

When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the Underlying Fund could incur losses in connection with the investment of such cash collateral, often referred to as "investment risk." The Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.

An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as "borrower default risk." In the event of a borrower default, the Underlying Fund will be protected to the extent the Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, the Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the Underlying Fund from losses resulting from borrower default.

Short Sales Risk An Underlying Fund may make short sales, which involves selling a security the Underlying Fund does not own in anticipation that the security's price will decline. An Underlying Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose an Underlying Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying Fund. When an Underlying Fund must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the Sub-Adviser believes that the price of a security may decline, causing the value of a security owned by the Underlying Fund or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the Underlying Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Underlying Fund owns.

Small-Capitalization Company Risk Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile than stocks of larger companies.

35

Sovereign Debt Risk An Underlying Fund invests in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Special Situations Risk Certain Underlying Funds may make special situation investments, which arise when an Underlying Fund believes that the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. An Underlying Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not have the anticipated effect.

U.S. Government Securities and Obligations Risk Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk Certain Underlying Funds invest in "value" stocks. An Underlying Fund's sub-adviser may be wrong in its assessment of a company's value and the stocks the Underlying Fund holds may not reach what an Underlying Fund's sub-adviser believes are their full values. From time to time "value" investing falls out of favor with investors. During those periods, the Underlying Fund's relative performance may suffer.

When Issued and Delayed Delivery Securities and Forward Commitments An Underlying Fund may purchase or sell securities that it is entitled to receive on a when issued basis. An Underlying Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Zero-Coupon Risk Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.

MANAGEMENT OF THE PORTFOLIO

Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio. DSL has overall responsibility for the management of the Portfolio. DSL provides or oversees all investment advisory and portfolio management services to the Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

DSL is registered with the SEC as an investment adviser. DSL is an indirect, wholly-owned subsidiary of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

As of September 30, 2009, DSL managed approximately $38.3 billion in registered investment company assets. The principal address of DSL is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSL may engage one or more sub-advisers to provide the day-to-day management of the Portfolio. A sub-adviser may be an affiliate of DSL, or may be independent. DSL acts as a "manager-of-managers" for the Portfolio. DSL may delegate to the sub-adviser of the Portfolio the responsibility for investment management, subject to DSL's oversight. DSL would be responsible for monitoring the investment program and performance of the sub-adviser of the Portfolio.

36

From time to time, DSL could also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolio's Board of Directors ("Board"). It is not expected that DSL would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. The Portfolio and DSL have received exemptive relief from the SEC to permit DSL, with the approval of the Portfolio's Board, to appoint additional non-affiliated sub-advisers or to replace an existing sub-adviser with a nonaffiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio's shareholders. The Portfolio would notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of the Portfolio and its principal investment strategies may also change.

The Portfolio will pay an advisory fee equal to 0.10% of the Portfolio's daily net assets.

DSL is responsible for all of its own costs, including the costs of the Adviser's personnel required to carry out its investment advisory duties.

DSL, and not the Portfolio, pays the Consultant a consulting fee equal to the following percentages based on the Portfolio's average daily net assets:

0.03% of the first $500 million;

0.025% of the next $500 million;

0.02% of the next $1 billion; and

0.01% of amounts over $2 billion.

For information regarding the basis for the Board's approval of the investment advisory relationship, please refer to the Portfolio's semi-annual shareholder report to be dated June 30, 2010.

DSL may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected the Portfolio as an investment option under their Variable Contract or Qualified Plans. DSL has entered into service agreements with affiliated insurance companies, including: Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee up to an annual rate of 0.35%, computed based on assets attributable to contract holders and plan participants with interests in the Portfolio through these insurers or third-party administrators, for administrative services provided to the Portfolio.

>  Investment Committee

An Investment Committee of DSL reviews the allocation of Portfolio assets. The Investment Committee considers the quarterly and annual recommendations of the Consultant, reviews their basis for arriving at these recommendations, and approves the asset allocations for the Portfolio.The Investment Committee is responsible for the day-to-day management of the Portfolio. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. The members of the Investment Committee are: William A. Evans, Heather Hackett and Paul Zemsky. William A. Evans, Heather Hackett and Paul Zemsky have been on the Investment Committee since the Portfolio's inception.

William A. Evans, CFA, Vice President, USFS Mutual Funds and Investment Products, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors from 1997 to 2002.

Heather Hackett has been with ING IM since 2005 and is primarily responsible for outcome oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a Portfolio Specialist supporting the International Equity and Asset Allocation teams. Most recently, Ms. Hackett was an analyst in the Consulting Group of Smith Barney. Earlier in her career, she was a registered associate with Schroder & Co.

Paul Zemsky is the head of ING's Multi-Asset Strategies & Solutions Group. He joined ING Investment Management Co. in 2005 as Head of Derivative Strategies. Prior to joining ING, Mr. Zemsky held a number of key positions at J.P. Morgan Investment Management where he worked for 18 years.

The Statement of Additional Information ("SAI") provides additional information about each Investment Committee member's compensation, other accounts overseen by each Investment Committee member and each Investment Committee member's ownership of securities in the Portfolio.

37

>  Information about the Consultant

The Consultant is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of DSL. Founded in 1972, the Consultant has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The Consultant offers clients a fully integrated strategic and tactical asset allocation service. The Consultant provides a customizable approach which can meet the unique needs of their clients; investment policy planning, development and implementation support; active asset allocation, which seeks to add a correlated source of incremental return, as well as to tactically manage risk within the Portfolio; a systematic process which utilizes quantitative disciplines in support of the investment judgment of seasoned professionals; and a compelling value proposition with no hidden costs.

SHAREHOLDER INFORMATION

>  Portfolio Distribution

The Portfolio is distributed by ING Funds Distributor, LLC ("IFD" or "Distributor"), a member of the Financial Industry Regulatory Authority ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or the FINRA Hotline at 1-800-289-9999. An investment brochure containing information describing the Brokercheck Hotline is available from FINRA.

>  Shareholder Service Fees and Distribution Plan Fees

The Company has adopted a Shareholder Servicing Plan ("Service Plan") for the Class T shares of the Portfolio. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to Class T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class T shares.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 ("Rule 12b-1 Plan") for the Class T shares of the Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to the Portfolio's Distributor. The Distributor may pay, on behalf of the Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, the Portfolio makes payments at an annual rate of 0.50% of the Portfolio's average daily net assets attributable to its Class T shares. IFD has contractually agreed to waive 0.05% of the distribution fee for the Class T shares. The waiver will continue through at least May 1, 2011, but in any event, the Company will notify shareholders if it intends to pay IFD more than 0.45% (not to exceed 0.50% under the current rule 12b-1 Plan). Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

>  How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolio's Service Plan and Rule 12b-1 Plan, the Portfolio's Adviser or Distributor (collectively, "ING"), out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Investment Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

The distributing broker-dealer for the Portfolio is IFD. IFD has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, DSL has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio. Additionally, if a portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those portfolios it must pay to have

38

sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in a portfolio advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. Neither the Portfolio, the Adviser nor the Distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

>  Combination with ING Solution Income Portfolio

When ING Solution 2055 Portfolio reaches its Target Date, it may be combined with ING Solution Income Portfolio, without a vote of shareholders, if the Company's Board determines that combining the Portfolio with ING Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after the Portfolio's Target Date), the Portfolio will notify shareholders of the Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of the Portfolio will become shareholders of ING Solution Income Portfolio.

>  Net Asset Value

The net asset value ("NAV") per share for each class of the Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Portfolio is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's or Underlying Fund's NAV is not calculated. As a result, the NAV of the Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolio's or Underlying Fund's shares or when an investor will not be able to reallocate between investment options.

When market quotations are not available or are deemed unreliable, the sub-adviser to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Underlying Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades, likely could have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

•  Securities of an issuer that has entered into a restructuring;

•  Securities whose trading has been halted or suspended;

•  Fixed-income securities that have gone into default and for which there are not current market value quotation; and

•  Securities that are restricted as to transfer or resale.

Each sub-adviser to the Underlying Funds may rely on the recommendations of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The sub-adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Underlying Funds determine their NAV per share. Please refer to the prospectuses for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

When an insurance company or Qualified Plan buys shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or

39

Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When the Portfolio buys shares of the Underlying Funds, it will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

>  Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day's price, the order must be received by Market Close. The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

>  Purchase and Redemption of Shares

The Portfolio is available to serve as an investment option through Variable Contracts and Qualified Plans outside the separate account context. The Portfolio also may be made available to custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio and certain other, management investment companies and other investors permitted under the federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Company's behalf.

The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service. However, it is possible that the interests of owners of Variable Contracts, or other permitted investors, for which the Portfolio serves as an investment option might at some time be in conflict because of differences in tax treatment or other considerations. The Portfolio's Board directed DSL to monitor events to identify any material conflicts between Variable Contract owners, and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan, an investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

The Portfolio may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Portfolio to redeem those investments if the plan loses (or in the opinion of DSL, is at risk of losing) its Qualified Plan status.

The Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. DSL will monitor transactions by the fund-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

>  Frequent Trading – Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as an investment option for the Variable Contracts issued by insurance companies, and as an investment option for the Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Portfolio's administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that

40

describes the contract, for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediary will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interests of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of DSL or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.

Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing traders in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interests of the Portfolio's shareholders.

>  Portfolio Holdings Disclosure Policy

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the SAI. The Portfolio posts its portfolio holdings schedule on its website on a month-end basis. The portfolio holdings is available 10 calendar days following the end of the previous calendar month. The portfolio holdings schedule is as of the last day of the previous calendar month (e.g., the Portfolio will post the quarter ending June 30 holdings on July 11). The Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date. The Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the next calendar month or until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.

>  Dividends and Capital Gains Distributions

Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio's dividends may constitute a return of capital.

>  Tax Matters

The Portfolio intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from

41

the Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their Variable Contracts for information regarding the tax consequences of purchasing a contract.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you. Please refer to the SAI for more information about the tax status of the Portfolio. You should consult the prospectus for the Variable Contracts and your tax adviser for information regarding taxes applicable to the Variable Contracts.

>  Reports to Shareholders

The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

42

FINANCIAL HIGHLIGHTS

Because the Portfolio had not commenced operations as of December 31, 2008, financial highlights are not available.

43

This page is intentionally left blank.

ING PARTNERS, INC.
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, AZ 85258

For investors who want more information about the Portfolio, the following documents are available free upon request:

•  Statement of Additional Information ("SAI"): The SAI, dated December 4, 2009, contains more detailed information about the Portfolio and is incorporated by reference into (made legally a part of) this prospectus.

•  Annual/Semi-Annual Shareholder Reports: Additional information about the Portfolio's investments will be available in the Portfolio's annual shareholder report to be dated December 31, 2009. In the Portfolio's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

For a free copy of the SAI or the Portfolio's annual and semi-annual shareholder reports call 1-800-262-3862, write to ING Partners, Inc., at the address listed above or visit our website at www.ingfunds.com.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolio. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C., 20549 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

Investment Company Act File No. 811-8319

ING PARTNERS, INC.

7337 East Doubletree Ranch Road

Scottsdale, Arizona  85258

(800) 992-0180

Statement of Additional Information

December 4, 2009

ING Index Solution 2055 Portfolio

Adviser Class, Initial Class, Service Class, Service 2 Class and Class T

This Statement of Additional Information (“SAI”) relates to the series listed above (“Portfolio”) of ING Partners, Inc. (“Company”).  A prospectus or prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the Index Solution 2055 Portfolio dated December 4, 2009, that provide the basic information you should know before investing in the Portfolio, may be obtained without charge from the Portfolio or the Portfolio’s principal underwriter, ING Funds Distributor, LLC (“Distributor”), at the address written above.  This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectuses each dated December 4, 2009, which have been filed with the U.S. Securities and Exchange Commission (“SEC”).  Capitalized terms not defined in this SAI are used as defined terms in the Prospectuses.

The information in the SAI expands on the information contained in the Prospectuses and any supplements thereto. Copies of the Prospectuses and annual or unaudited semi-annual shareholder reports, when available, may be obtained upon request and without charge by contacting the Company at the address or phone number above.

Shares of the Portfolio are sold to insurance company separate accounts, so that the Portfolio may serve as investment options under variable life insurance policies and variable annuity contracts issued by insurance companies (“Variable Contracts”).  The Portfolio also may sell its shares to certain other investors, such as qualified pension and retirement plans (“Qualified Plans”), and any investment adviser to the Portfolio in connection with the creation or management of the Portfolio.  Shares of the Portfolio are currently offered to Variable Contracts that are subsidiaries of ING Groep N.V.  For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

2

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectuses for the Adviser (“ADV”) Class, Initial (“I”) Class, Service (“S”) Class, Service 2 Class (“Class S2”) and Class T shares of the Portfolio, including the discussion of certain securities and investment techniques.  The more detailed information contained in the SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Portfolio’s securities and some investment techniques.  Some of the Portfolio’s investment techniques are described only in the Prospectuses and are not repeated herein.  Unless otherwise noted, the Portfolio or Underlying Fund may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectuses or this SAI that the investment adviser or a sub-adviser reasonably believes is compatible with the investment objectives and policies of the Portfolio or Underlying Fund.  Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectuses.  Terms not defined herein have the meanings given to them in the Prospectuses.

HISTORY OF THE COMPANY

The Company is a Maryland corporation and commenced operations on November 28, 1997.  The Company changed its name from Portfolio Partners, Inc. to ING Partners, Inc. effective May 1, 2002.

The Company is an open-end, diversified management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions.  The Company currently has authorized 38 Portfolios; however, not all of the portfolios offered are in this SAI.   Only the ING Index Solution 2055 Portfolio is described in this SAI.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of the Portfolio’s outstanding voting securities as defined by the Investment Company Act of 1940 (“1940 Act”) as the lesser of:  (i) 67% or more of that Portfolio’s voting securities present at a shareholders’ meeting if the holders of more than 50% of the shares of the Portfolio’s outstanding voting securities are present in person or by proxy; or (ii) more than 50% of the Portfolio’s outstanding voting securities.

As a matter of fundamental policy, the Portfolio will not:

1.  purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.  purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed

3

by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.  borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.  make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.  underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.  purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.  issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.  purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND PRACTICES

The Portfolio normally invests all of its assets in shares of other ING Funds (“Underlying Funds”), as described in the Prospectuses.  The investment techniques described below may be pursued directly by the Underlying Funds.  As a general matter, the Portfolio does not invest directly in other securities.  However, the Portfolio is subject to the risks described below indirectly through its investment in the Underlying Funds.

Investment Policies and Practices

U.S. Government Securities - The Underlying Funds may purchase securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as “instrumentalities”.  The obligations of U.S. government agencies or instrumentalities in which an Underlying Fund may invest may or may not be guaranteed or supported by the “full faith and credit” of the United States.  Full faith and credit means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security.  If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment.  The owner might be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.  The Underlying Funds will invest

4

in securities of U.S. government agencies or instrumentalities only if the Underlying Fund’s sub-adviser is satisfied that the credit risk with respect to such instrumentality is minimal.

The Underlying Funds also may invest in U.S. Treasury obligations, obligations issued or guaranteed by U.S. government agencies.  U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds, and are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal.  Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-related securities that have different levels of credit support from the government.  Some are supported by full faith and credit of the U.S. government, such as Government National Mortgage Association (“GNMA”) pass-through mortgage certificates, some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association (“FNMA”) bonds, others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation (“FHLMC”) obligations.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition.  In addition, the U.S. Treasury also announced the following additional steps that it intended to take with respect to FNMA and FHLMC: (i) a commitment of indefinite duration to maintain the positive net worth of FNMA and FHLMC in exchange for senior preferred stock and warrants for common stock of the entities; (ii) the establishment of a new secured lending credit facility that is available to FNMA and FHLMC until December 2009; and (iii) a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009.  No assurance can be given that the purposes of the conservatorship under the authority of FHFA will be met or that the U.S. Treasury initiatives discussed above will be successful.

Municipal Securities — Certain Underlying Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities.  Municipal securities include debt obligations the interest on which, in the opinion of bond counsel to the issue at the time of issuance, is exempt from federal income tax (“Municipal Bonds”).  Municipal Bonds share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Municipal Bonds are subject to credit and market risk.  Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Municipal Lease Obligations — Certain Underlying Funds may invest in municipal lease obligations, which are lease obligations or installment purchase contract obligations of municipal authorities or entities.  Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation.  International may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.  In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

5

An Underlying Fund may attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria:  (1) rated A or better by at least one nationally recognized statistical rating organization (“NRSRO”); (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Underlying Fund’s investment adviser or sub-adviser to be critical to the lessee’s ability to deliver essential services; and (4) contain legal features which the Underlying Fund’s sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Custodial Receipts and Trust Certificates - Certain Underlying Funds may invest in custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities.  These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATs”).  In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts.  The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds.  In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond.  Custodial receipts are sold in private placements.  The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Custodial receipts may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee.  The securities so held may include U.S. government securities, municipal securities or other types of securities in which the Underlying Fund may invest.  The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee.  For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuers of the securities held by the custodian or trust.  As a holder of custodial receipts and trust certificates, the Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust.  Certain Underlying Funds also may invest in separately issued interests in custodial receipts and trust certificates.  Although under the terms of a custodial receipt the Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer.  In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.  Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios.  Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss.  The possibility of default

6

by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments.  In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.  In many cases, the Internal Revenue Service (“IRS”) has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments by the Underlying Funds are based on the opinion of counsel to the sponsors of the instruments.

Banking Industry and Savings Industry Obligations - Certain Underlying Funds may invest in:  (1) certificates of deposit, fixed-time deposits, bankers’ acceptances and other short-term debt obligations issued by commercial banks; and (2) certificates of deposit, time deposits and other short-term debt obligations issued by savings and loan associations (“S&Ls”).  Certain Underlying Funds also may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and others may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated.  (See “Foreign Securities” discussion in this SAI for further information regarding risks attendant with investment in foreign securities.)

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits.  An Underlying Fund will not invest in fixed-time deposits:  (1) which are not subject to prepayment; or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Underlying Fund, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven (7) days, and in other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include:  (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Loan Participations— Certain Underlying Funds may invest in loan participations, subject to the Underlying Fund’s limitation on investments in illiquid investments.  A loan participation is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan.  No more than 5% of an Underlying Fund’s net assets may be invested in loan participations with the same borrower.  The issuing financial institution may have no obligation to an Underlying Fund other than to pay such Underlying Fund the proportionate amount of the principal and interest payments it receives.

7

Loan participations are primarily dependent on the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan.  There is a risk that a borrower may have difficulty making payments.  If a borrower fails to pay scheduled interest or principal payments, an Underlying Fund could experience a reduction in its income.  The value of that loan participation might also decline.  If the issuing financial institution fails to perform its obligation under the participation agreement, the Underlying Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

Certain Underlying Funds may purchase participations in commercial loans.  Such indebtedness may be secured or unsecured.  Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Underlying Funds may participate in such syndications, or can buy part of a loan, becoming a part lender.  When purchasing loan participations, an Underlying Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The participation interests in which an Underlying Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders.  The agent bank administers the terms of the loan, as specified in the loan agreement.  In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement.  Unless, under the terms of the loan or other indebtedness, an Underlying Fund has direct recourse against the corporate borrower, the Underlying Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness.  However, if assets held by the agent bank for the benefit of an Underlying Fund were determined to be subject to the claims of the agent bank’s general creditors, the Underlying Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.  In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, the Underlying Fund’s share price and yield could be adversely affected.  Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Certain Underlying Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, an Underlying Fund bears a substantial risk of losing the entire amount invested.

8

Each Underlying Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions”).  For purposes of these limits, an Underlying Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Underlying Fund.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between an Underlying Fund and the corporate borrower, if the participation does not shift to the Underlying Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Underlying Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Underlying Fund has invested more than 5% of its total assets in a single issuer.  Treating a financial intermediary as an issuer of indebtedness may restrict an Underlying Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Underlying Fund’s sub-adviser believes to be a fair price.  In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining an Underlying Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Underlying Fund’s daily share price.  At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.  In addition, the Underlying Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Underlying Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Company’s investment restriction relating to the lending of portfolios or assets by an Underlying Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Underlying Funds.  For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, an Underlying Fund could be held liable as co-lender.  It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.  In the absence of definitive regulatory guidance, the Underlying Funds rely on research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Underlying Funds.

Delayed Funding Loans and Revolving Credit Facilities - Certain Underlying Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities.  Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring the Underlying Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).  To the extent that the Underlying Fund is committed to advancing additional funds, it will at all times segregate assets, determined to be liquid by the Underlying Fund’s sub-adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.  Certain Underlying Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its

9

securities investments.  Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.  As a result, the Underlying Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.  The Underlying Fund will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Underlying Fund’s limitation on illiquid investments.  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Underlying Fund’s investment restriction relating to the lending of funds or assets.

To Be Announced (“TBA”) Sale Commitments - TBAs involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate.  An Underlying Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.  During the time a TBA sale commitment is outstanding, the Underlying Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price.  Unsettled TBA sale commitments are valued at current market value of the underlying securities.  If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Underlying Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security.  If the Underlying Fund delivers securities under the commitment, the Underlying Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

“When-Issued” Securities - The Underlying Funds may purchase securities on a “when-issued” or on a “forward delivery” basis.  When an Underlying Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases.  Since that policy currently recommends that an amount of an Underlying Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, an Underlying Fund will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk.  However, although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases.  For example, an Underlying Fund may have to sell assets which have been set aside in order to meet redemptions.  Also, if an Underlying Fund determines it is necessary to sell the “when-issued” or “forward delivery” securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.  When the time comes to pay for “when-issued” or “forward delivery” securities, an Underlying Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the “when-issued” or “forward delivery” securities themselves (which may have a value greater or less than an Underlying Fund’s payment obligation).

Securities Lending - Each Underlying Fund may lend its portfolio securities to financial institutions such as banks and broker-dealers in accordance with the investment limitations described below.  Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially.  Any portfolio securities purchased with cash collateral would also be subject to possible depreciation.  An Underlying Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans.  An Underlying Fund will not have the right to vote any securities having voting rights during the existence of the loan, but an Underlying Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.  Any cash collateral received by an Underlying Fund would be

10

invested in high quality, short-term money market instruments.  The Underlying Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by an Underlying Fund represent not more than one-third of the value of its total assets.  During the term of a loan, the borrower has the right to vote the loaned securities; however, the Underlying Fund may call the loan to vote proxies if a material issue affecting the investment is to be voted upon.

Common Stock and Other Equity Securities - Common stocks represent an equity (ownership) interest in a corporation.  This ownership interest generally gives an Underlying Fund the right to vote on measures affecting the company’s organization and operations.

The Underlying Funds may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock.  In selecting equity investments for an Underlying Fund, the Underlying Fund’s sub-adviser will generally invest the Underlying Fund’s assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

Preferred Securities - The Underlying Funds may invest in preferred securities.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock or the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock.  Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation.  In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Convertible Securities - Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stock of the issuer.  As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers.  However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.  In evaluating a convertible security, each Underlying Fund’s sub-adviser will give primary emphasis to the attractiveness of the underlying common stock.

The Underlying Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, an Underlying Fund may purchase a non-convertible debt security and a warrant or option, which enables the Underlying Fund to have a convertible-like position with respect to a company, group of companies or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions.  Upon conversion, the Underlying Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security.  Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the market value of a synthetic convertible is the sum of the values of its fixed income

11

component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Corporate Debt Securities - Certain Underlying Funds may invest in corporate debt securities.  Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities.  The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security.  The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally.  There also is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.  Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics.  A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking.  Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time.  The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels.  However, the Underlying Fund will not accrue any income on these securities prior to delivery.  The Underlying Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“Standard & Poor’s” or “S&P”) do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by the Underlying Funds’ sub-adviser of the Underlying Fund.

Corporate Asset-Backed Securities - Certain Underlying Funds may invest in corporate asset-backed securities.  These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks.  For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  The underlying assets (e.g.,

12

loans) are also subject to prepayments which shorten the securities’ weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories:  (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties.  The Portfolio will not pay any additional or separate fees for credit support.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security.  Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.

High-Yield Bonds — Certain Underlying Funds may invest in high-yield bonds.  “High-Yield Bonds” (commonly referred to as “junk bonds”), are bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor’s, or, if not rated by Moody’s or Standard & Poor’s, of equivalent quality.  In general, high-yield bonds are not considered to be investment-grade and investors should consider the risks associated with high-yield bonds before investing in the Portfolio.  Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

Investment in high-yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities.  High-yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Many of the outstanding high- yield bonds have not endured a lengthy business recession.  A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high-yield market.  Analysis of the creditworthiness of issuers of debt securities, and the ability of the Portfolio to achieve its investment objective may, to the extent of investment in high-yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality bonds.

High-yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade bonds.  The prices of high-yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments.  A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  If an issuer of high-yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Underlying Fund may incur additional expenses to seek recovery.  In the case of high-yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.  There are also special tax considerations associated with investing in high-yield securities structured as zero-coupon or pay-in-kind securities.

The secondary market in which high-yield bonds are traded may be less liquid than the market for higher-grade bonds.  Less liquidity in the secondary trading market could adversely affect the price, at which an Underlying Fund could sell a high-yield bond, and could adversely affect and cause large fluctuations in

13

the daily net asset value of the Underlying Fund’s shares.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thinly traded market.  When secondary markets for high-yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

There are also certain risks involved in using credit ratings for evaluating high-yield bonds.  For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high- yield bonds.  Also, credit rating agencies may fail to reflect subsequent events.

Inflation-Indexed Bonds — Certain Underlying Funds may invest in inflation-indexed bonds.  Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds.  For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.  If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds.  Short-term increases in inflation may lead to a decline in value.  Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Portfolio’s gross income.  Due to original issue discount, the Portfolio may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Portfolio to liquidate certain investments when it is not advantageous to do so.  Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Corporate Reorganizations - Certain Underlying Funds may purchase indebtedness and participations, secured and unsecured, of debtor companies in reorganization or financial restructuring.  Such indebtedness may be in the form of loans, notes, bonds or debentures.  In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal.  The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated.  These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.  The evaluation of these contingencies requires unusually broad knowledge and experience on the part of an Underlying Fund’s sub-adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer or as well as the dynamics of the business climate when the offer or proposal is in progress.

14

Repurchase Agreements — The Underlying Funds may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the New York Stock Exchange, members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which the Underlying Fund’s sub-adviser has determined to be of comparable creditworthiness.  The securities that an Underlying Fund purchases and holds through its agent are U.S. government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller.  The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be same, with interest at a standard rate due to the Underlying Fund together with the repurchase price on repurchase.  In either case, the income to an Underlying Fund is unrelated to the interest rate on the U.S. government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, an Underlying Fund will have the right to liquidate the securities.  If, at the time an Underlying Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order.  An Underlying Fund’s exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Underlying Fund.  The Company has adopted and follows procedures which are intended to minimize the risks of repurchase agreements.  For example, an Underlying Fund only enters into repurchase agreements after its sub-adviser has determined that the seller is creditworthy, and the sub-adviser monitors the seller’s creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Underlying Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

Reverse Repurchase Agreements - Certain Underlying Funds may borrow money by entering into transactions called reverse repurchase agreements.  Under these arrangements, the Underlying Funds will sell portfolio securities to dealers in U.S. government securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price, and interest payment.  Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Underlying Funds relinquish may decline below the price the Underlying Funs must pay when the transaction closes.  Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Underlying Funds’ outstanding shares.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act. To the extent an Underlying Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Underlying Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Underlying Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Underlying Fund.

Mortgage Dollar Roll Transactions - Certain Underlying Funds may engage in mortgage dollar roll transactions.  A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects.  In a “dollar roll” transaction an Underlying Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price.  A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Underlying Fund pledges a mortgage-related security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which an Underlying Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Underlying Fund, but only securities which are “substantially identical.”  To be considered “substantially identical,” the securities returned to an Underlying Fund generally must:  (1) be collateralized by the same types of underlying mortgages; (2) be issued by the

15

same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

An Underlying Fund’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Underlying Fund.  As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to an Underlying Fund’s restrictions on borrowings.  Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to an Underlying Fund’s overall limitations on investments in illiquid securities.

Segregated Accounts - When an Underlying Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or earmark on its records) cash or liquid securities, marked to market daily, in an amount at least equal to an Underlying Fund’s obligation or commitment under such transactions.  Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.

Floating and Variable Rate Instruments - Certain Underlying Funds may invest in floating rate and variable rate obligations.  Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals.  Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity.  Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.  An Underlying Fund’s sub-adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.  Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support.  If a demand instrument is not traded in the secondary market, each Underlying Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.  In the event that and issuer of such instruments were to default on its payment obligations, an Underlying Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Illiquid Securities — Certain Underlying Funds may invest in illiquid securities.  Generally, a security is considered illiquid if it cannot be disposed of within seven days.  Its illiquidity might prevent the sale of such a security at a time when an Underlying Fund’s sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of an Underlying Fund’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring an Underlying Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Underlying Fund could realize upon disposition.  Because of the nature of these securities, a considerable period of time may elapse between an Underlying Fund’s decision to dispose of these securities and the time when an Underlying Fund is able to dispose of them, during which time the value of the securities could decline.  Securities that are not readily marketable will

16

be valued in good faith pursuant to procedures adopted by the Underlying Fund’s Board of Directors/Trustees.

Restricted Securities - Certain Underlying Funds also may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) (“restricted securities”), including those that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act (“Rule 144A securities”).  An Underlying Fund’s Board of Directors/Trustees, based upon information and recommendations provided by the sub-adviser, confirms that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments.  This investment practice could have the effect of decreasing the level of liquidity in an Underlying Fund to the extent that qualified institutional buyers (“QIBs”) become for a time uninterested in purchasing Rule 144A securities held by the Underlying Fund.  Subject to an Underlying Fund’s limitations on investments in illiquid investments and subject to the diversification requirements of the Internal Revenue Code of 1986 (“Code”), an Underlying Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain liquidity risks.  Liquidity risks involve the Underlying Funds’ inabilities to dispose of the securities in a timely manner or at favorable prices due to a limited number of QIBs.  Some Rule 144A securities have registration rights attached when they are initially issued and thus, can be registered with either the SEC or the appropriate state(s).  Once the issuer registers the security, it can be traded freely without any legal constrains.  Other Rule 144A securities do not have registration rights attached when first issued.  As such, these securities can only be bought from and sold to QIBs.  Nonetheless, a small market exists for trading Rule 144A securities.  An Underlying Fund may not be able to sell these securities when its sub-adviser wishes to do so, or might have to sell them at less than fair value.  In addition, market quotations are less readily available.  Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Borrowing - Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on an Underlying Fund’s net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds.  The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Underlying Fund’s shares.  In the event that an Underlying Fund borrows, the Underlying Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  Reverse repurchase agreements will be included as borrowing.  Securities purchased on a when-issued or delayed delivery basis will not be subject to the Underlying Fund’s borrowing limitations to the extent that the Underlying Fund establishes and maintains liquid assets in a segregated account with the Company’s custodian (or earmark liquid assets on its records) equal to the Underlying Fund’s obligations under the when-issued or delayed delivery arrangement.

Lending of Portfolio Securities - In order to generate additional income, certain Underlying Funds may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities.  No lending may be made with any companies affiliated with the investment adviser.  These loans earn income for the Underlying Funds and are collateralized by cash, securities or letters of credit.  The Underlying Funds might experience a loss if its financial institution defaults on the loan.

The borrower at all times during the loan must maintain with the Underlying Funds cash or cash equivalent collateral or provide to the Underlying Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  During the time portfolio securities are on loan, the borrower pays the Underlying Funds any interest paid on such securities, and the Underlying Funds may

17

invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  Loans are subject to termination at the option of the Underlying Funds or the borrower at any time.  The Underlying Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Portfolio Hedging - Hedging against changes in financial markets, currency rates and interest rates may be utilized.  One form of hedging is with “derivatives.”  Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or commodity.  Hedging transactions involve certain risks.  There can be no assurances that an Underlying Fund will be employing a hedging transaction at any given time, or that any hedging transaction actually used will be successful.  Although an Underlying Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Underlying Fund than if it did not hedge.  If the Underlying Fund does not correctly predict a hedge, it may lose money.  In addition, each Underlying Fund pays commissions and other costs in connection with hedging transactions.

Risks Associated With Hedging Transactions

Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent an Underlying Fund’s sub-adviser’s view as to certain market movements is incorrect, the risk that the use of hedging transaction could result in losses greater than if it had not been used.  Use of call options could result in losses to an Underlying Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause an Underlying Fund to hold a security it might otherwise sell.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to an Underlying Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Underlying Fund is engaging in portfolio hedging.  Currency transactions are also subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments.  These forms of governmental action can result in losses to the Underlying Funds if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Underlying Funds pay commissions and other costs in connection with such investments.  Losses resulting from the use of hedging transactions will reduce the Underlying Fund’s net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Risks of Hedging Transactions Outside of the United States

When conducted outside the United States, hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments.  The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by:  (1) other complex foreign political, legal and economic factors; (2) lesser

18

availability of data on which to make trading decisions than in the United States; (3) delays in the Underlying Funds’ ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

One form of hedging that may be utilized by certain of the Underlying Funds is to make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) because new issues of securities typically offered to investors, such as the Underlying Funds, on that basis.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.  This risk is in addition to the risk of decline in the value of the Underlying Fund’s other assets.  Although the Underlying Funds will enter into such contracts with the intention of acquiring securities, the Underlying Funds may dispose of a commitment prior to the settlement if the Investment Adviser deems it appropriate to do so.  The Underlying Funds may realize short-term profits or losses upon the sale of forward commitments.

Real Estate Investment Trusts (“REITs”) - Certain Underlying Funds may invest in shares of REITs.  REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code.  An Underlying Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by an Underlying Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs (especially mortgage REITs) are also subject to interest rate risks.

Initial Public Offerings (“IPOs”) — Certain Underlying Funds may invest in IPOs.  IPOs occur when a company first offers its securities to the public.  Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter, due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information.  As a result of this or other factors, an Underlying Fund’s sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Portfolio.  Any gains from shares held for one year or less will be treated as short-term gains,

19

taxable as ordinary income to the Underlying Funds’ shareholders.  In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Underlying Funds’ performance when the Underlying Funds’ asset bases are small.  Consequently, IPOs may constitute a significant portion of the Underlying Funds’ returns particularly when the Underlying Funds are small.  Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Underlying Funds’ assets as it increases in size and therefore have a more limited effect on the Underlying Funds’ performance in the future.

There can be no assurance that IPOs will continue to be available for the Underlying Funds to purchase.  The number or quality of IPOs available for purchase by the Underlying Funds may vary, or entirely disappear.  In some cases, the Underlying Funds may not be able to purchase IPOs at the offering price, but may purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Portfolio to realize a profit.

Small Companies - Certain Underlying Funds may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group.  While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities.  The values of these securities may fluctuate more sharply than those of other securities, and an Underlying Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.  There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid.  The ability of an Underlying Fund to dispose of such securities may be greatly limited, and an Underlying Fund may have to continue to hold such securities during periods when its manager would otherwise have sold the security.  It is possible that an Underlying Fund’s manager or an affiliate or client of an Underlying Fund’s manager may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms or at more favorable prices, than the Underlying Fund which it manages.

Unseasoned Companies - Certain Underlying Funds may invest in companies (including predecessors) which have been in operation for less than three years.  The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case.  In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Private Funds - Certain Underlying Funds may invest in U.S. or foreign private limited partnerships or other investment funds (“Private Funds”).  Investments in Private Funds may be highly speculative and volatile.  Because Private Funds under certain circumstances are investment companies for purposes of the 1940 Act, the Underlying Fund’s ability to invest in them will be limited.  In addition, shareholders of the Underlying Fund will remain subject to the Underlying Fund’s expenses while also bearing their pro rata share of the operating expenses of the Private Funds.  The ability of the Underlying Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the entire investment in the Private Fund.

20

Strategic Transactions - Certain Underlying Funds may, but are not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or to seek potentially higher returns.  Utilizing these investment strategies, the Underlying Fund may purchase and sell, to the extent not otherwise limited or restricted for such Underlying Funds, exchange-listed and over-the-counter put and call on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Underlying Funds resulting from securities markets or currency exchange rate fluctuations, to protect the Underlying Funds’ unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the Commodity Futures Trading Commission (“CFTC”).  Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of the Underlying Funds to utilize these Strategic Transactions successfully will depend on the Underlying Funds’ sub-adviser’s ability to predict, which cannot be assured, pertinent market movements.  The Underlying Fund will comply with applicable regulatory requirements when utilizing Strategic Transactions.  Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

Special Situations - A special situation arises when, in the opinion of an Underlying Fund’s sub-adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole.  Developments creating special situations might include, among others:  liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies.  Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Foreign Equity Securities - Certain Underlying Funds may invest in equity securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”), which are described below.  Some Underlying Funds may invest in foreign branches of commercial banks and foreign banks.  (See, the “Banking Industry and Savings Industry Obligations” discussion in this SAI for further description of these securities.)

Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.  Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers.  Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.  Changes in foreign currency

21

exchange rates may affect the value of securities in an Underlying Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.  In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.  Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets.  Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies.  Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets.  There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the United States.  An Underlying Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.  In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations.  A number of emerging market countries restrict, to varying degrees, foreign investment in securities.  Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries.  A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Underlying Funds.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.  Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.  There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an Underlying Fund’s investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets.  Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.  Settlement problems may cause an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security.  Such a delay could result in possible liability to a purchaser of the security.  Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence

22

over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that an Underlying Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Equity Debt Securities Issued or Guaranteed by Supranational Organizations - Certain Underlying Funds may invest assets in equity and/or debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Foreign Currency Transactions - Certain Underlying Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, those Underlying Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.  The Underlying Funds may enter into foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

Forward Currency Contracts - Certain Underlying Funds may enter into forward currency contracts in anticipation of changes in currency exchange rates.  A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  For example, an Underlying Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase.  Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell.  Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.  An Underlying Fund may engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates.  An Underlying Fund might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to “lock in” the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

The Underlying Funds may enter into forward foreign currency contracts in two circumstances.  When an Underlying Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Underlying Fund may desire to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when an Underlying Fund’s sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Underlying Fund’s securities denominated in or exposed to such foreign currency.  The precise matching

23

of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

None of the Underlying Funds will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Underlying Funs to deliver an amount of foreign currency in excess of the value of the Underlying Funds’ securities or other assets denominated in that currency, unless the Underlying Funds cover the excess with sufficient segregated assets.  At the maturity of a forward contract, an Underlying Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract.  Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Underlying Funds to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Underlying Funds are obligated to deliver.  If the Underlying Funds retain the portfolio security and engages in an offsetting transaction, the Underlying Funds will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  Should forward prices decline during the period between the Underlying Funds’ entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Underlying Funds will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Underlying Funds will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.  Forward contracts are not traded on regulated commodities exchanges.  There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out a forward currency position, and in such an event, the Underlying Fund might not be able to effect a closing purchase transaction at any particular time.  In addition, an Underlying Fund entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction.  The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

Foreign Debt Securities, Brady Bonds— Certain Underlying Funds may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that the Underlying Funds’ investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt-restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).  Brady Plan

24

debt restructurings have been implemented in a number of countries, including:  Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds which may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.  Brady Bonds are not considered to be U.S. government securities.  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds.  Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.  Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Brady Bonds are often viewed as having three or four valuation components:  (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders.  A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  There can be no assurance that Brady Bonds in which the Underlying Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Underlying Funds to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt (including the

25

Underlying Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The Underlying Funds’ investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of the Underlying Funds’ income distributions to constitute returns of capital for tax purposes or require the Underlying Funds to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Principal Exchange Rate Linked Securities (“PERLsSM”) - Certain Underlying Funds may invest in PERLsSM.  PERLsSM  are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper - Certain Underlying Funds may invest in performance indexed paper.  Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on PIPsSM is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Depositary Receipts - Certain Underlying Funds may invest in ADRs, EDRs, GDRs and other securities representing interests in securities of foreign companies.  ADRs, which are certificates issued by a U.S. depository (usually a bank) that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral.  ADRs may be sponsored or unsponsored.  A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security.  An unsponsored ADR may be issued by any number of U.S. depositories.  Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.  The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  An Underlying Fund may invest in either type of ADR.  Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties.  An

26

Underlying Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country.  Simultaneously, the ADR agents create a certificate that settles at the Underlying Funds’ custodian in five days.  An Underlying Fund may also execute trades on the U.S. markets using existing ADRs.  A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer.  Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.  ADRs will be considered to be denominated in U.S. dollars and not treated as “foreign securities” for purposes of the limitations on such investments.

EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation.  Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States.  Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.  Depositary receipts also involve the risks of other investments in foreign securities.

Passive Foreign Investment Companies (“PFICs”) - Certain Underlying Funds may invest in PFICs.  Some foreign countries limit or prohibit all direct foreign investment in the securities of their companies.  However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities.  The Underlying Funds are subject to certain percentage limits under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that more than 10% of the value of the Underlying Funds’ assets may be invested in such securities.

Other Investment Companies — Certain Underlying Funds may invest in other investment companies.  An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them.  Examples include face-amount certificate companies, unit investment trusts and management companies.  When an Underlying Fund invests in other investment companies, shareholders of the Underlying Fund bear their proportionate share of the underlying investment company’s fees and expenses.

Exchange-Traded Funds (“ETFs”) — An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and traded similar to a publicly traded company.  Similarly, the risks and costs are similar to that of a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”).  Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF’s underlying securities.  Additionally, if the Underlying Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Underlying Funds may receive the underlying securities which it must then sell in order to obtain cash.  Additionally, when an Underlying Fund invests in ETFs, shareholders of the Underlying Fund bear their proportionate share of the underlying ETF’s fees and expenses.

27

Holding Company Depositary Receipts (“HOLDRs”) — HOLDRs are trust-issued receipts that represent an Underlying Fund’s beneficial ownership of a specific group of stocks.  HOLDRs involve risks similar to the risks of investing in common stock.  For example, an Underlying Fund’s investments will decline in value if the underlying stocks decline in value.  Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Index-Related Securities (“Equity Equivalents”) — Certain Underlying Funds are permitted to invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index.  Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the PowerShares QQQTM (“QQQQ”) (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market).  Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets.  The value of these securities is dependent upon the performance of the underlying index on which they are based.  Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices.  For example, if the securities comprising an index that an Equity Equivalent seeks to track perform poorly, the Equity Equivalent will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for Underlying Funds management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when an Equity Equivalent is priced more attractively than securities in the underlying index.  Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the Underlying Funds’ assets across a broad range of equity securities.

To the extent the Underlying Funds invest in securities of other investment companies, Underlying Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation.  These costs include management, brokerage, shareholder servicing and other operational expenses.  Indirectly, shareholders of the Underlying Funds may pay higher operational costs than if they owned the underlying investment companies directly.  Additionally, the Underlying Funds’ investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company.  Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks.  The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded.  Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the Underlying Fund.

Senior Loans - Certain Underlying Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes.  Senior Loans in most circumstances are fully

28

collateralized by assets of a corporation, partnership, limited liability company or other business entity.  Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower.  Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors and preferred or common stockholders.

Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements.  The value of an Underlying Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

Senior Loans usually include restrictive covenants which must be maintained by the borrower.  Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower.  Senior Loans, unlike certain bonds, usually do not have call protection.  This means that interests, while having a stated one- to ten-year term, may be prepaid, often without penalty.  The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower.  Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

Credit Risk.  Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service.  Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments.  Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment-grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment-grade.  However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends.  In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

Collateral.  Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets.  In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates.  The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan.  In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized.

Limited Secondary Market.  Although it is growing, the secondary market for Senior Loans is currently limited.  There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market.  Accordingly, Senior Loans may be illiquid.  In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment.  These consent requirements may delay or impede the Portfolio’s ability to sell Senior Loans.  In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans.  Market quotations may not be available and valuation may require more research than for liquid securities.  In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

29

Hybrid Loans.  The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized (“Hybrid Loans”).  With Hybrid Loans, an Underlying Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan.  Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios.  As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield.  Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished.  As a result, the lenders’ interests may not be represented as significantly as in the case of a conventional Senior Loan.  In addition, because an investment company’s security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans.  Certain investment companies may invest in subordinated and unsecured loans.  The primary risk arising from a holder’s subordination is the potential loss in the event of default by the issuer of the loans.  Subordinated loans in insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower’s assets are insufficient to meet its obligations to its creditors.  Unsecured loans are not secured by any specific collateral of the borrower.  They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

Warrants - Certain Underlying Funds may acquire warrants.  Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Foreign Currency Warrants - Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.  Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the European euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.  Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants,

30

thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  Generally, the IPO price of foreign currency warrants is considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Zero-Coupon, Deferred Interest and PIK Bonds — Fixed-income securities that the Underlying Funds may invest in include zero-coupon bonds, deferred interest bonds and bonds on which the interest is payable-in-kind (“PIK bonds”).  Zero-coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value.  The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins.  PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.  Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest.  An Underlying Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Underlying Fund’s distribution obligations.

Short-term Corporate Debt Securities and Commercial Paper - Certain Underlying Funds may invest in short-term corporate debt securities and commercial paper.  Short-term corporate debt securities are outstanding, nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity.  Corporate notes may have fixed, variable or floating rates.  Commercial Paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Collateralized Debt Obligations - Certain Underlying Funds may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust which is backed by a diversified pool of high risk, below investment-grade fixed-income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.

31

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized by the Underlying Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.  In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Company’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but are not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Underlying Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured Securities - Certain Underlying Funds may invest in structured securities.  Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of an Underlying Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference.  Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations.  Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Lower Rated Fixed-Income Securities - Certain Underlying Funds may invest in lower rated fixed-income securities rated Baa by Moody’s or BBB by S&P or by Fitch Ratings (“Fitch”) and comparable unrated securities.  These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed-income securities.

Certain Underlying Funds may also invest in high-yield, below investment-grade fixed-income securities, which are rated Ba or lower by Moody’s or BB or lower by S&P or by Fitch, or, if unrated, of comparable quality.  No minimum rating standard is required by the Underlying Funds.  These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during

32

periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured.  High-yield, below investment-grade, fixed-income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market’s perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed-income securities are also affected by changes in interest rates).  In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.  The prices for these securities may be affected by legislative and regulatory developments.  The market for these lower rated fixed-income securities may be less liquid than the market for investment-grade fixed-income securities.  Furthermore, the liquidity of these lower rated securities may be affected by the market’s perception of their credit quality.  Therefore, the Underlying Funds’ sub-adviser’s judgment may at times play a greater role in valuing these securities than in the case of investment-grade fixed-income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.  For a description of the rating categories described above, see the attached Appendix A.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders.  Such securities may present risks based on payment expectations.  Although an Underlying Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, an Underlying Fund may receive a capital loss on its investment if the security was purchased at a premium and an Underlying Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Underlying Fund.

While an Underlying Fund’s sub-adviser may refer to ratings issued by established credit rating agencies, it is not the Underlying Funds’ policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Underlying Funds’ sub-adviser’s own independent and ongoing review of credit quality.  To the extent an Underlying Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Underlying Fund’s sub-adviser’s own credit analysis than in the case of a fund investing in higher quality fixed-income securities.  These lower rated securities may also include zero-coupon bonds, deferred interest bonds and PIK bonds which are described above.

Short Sales - A short sale is a transaction in which an Underlying Fund sells a security it does not own in anticipation of a decline in market price.  Certain of the Underlying Funds may make short sales to offset a potential decline in a long position or a group of long positions, or if the Underlying Funds’ sub-adviser believes that a decline in the price of a particular security or group of securities is likely.  The Underlying Funds’ obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker.  An Underlying Fund is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

Short Sales Against the Box - A short sale “against the box” is a short sale where, at the time of the short sale, the Underlying Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security.  An Underlying Fund that entered into such a transaction would defer a loss but not a gain for Federal income tax purposes on the security owned by the Underlying Fund.

Mortgage-Related Securities - Certain Underlying Funds may invest in mortgage-related securities.  A mortgage-related security is an interest in a pool of mortgage loans.  Most mortgage-related securities are

33

pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

Some of these mortgage-related securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings.  However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency.  These instruments may not be liquid.

Commercial Mortgage-Backed Securities - Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for commercial mortgage-backed securities has developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Agency-Mortgage-Related Securities: The dominant issuers or guarantors of mortgage-related securities today are GNMA, the FNMA and the FHLMC.  GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations.  FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

FNMA Securities: FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act.  FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending.  FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency).  The pools consist of one or more of the following types of loans:  (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Federal Home Loan Mortgage Corporation Securities:  The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects.  Each mortgage

34

loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

Government National Mortgage Association Securities:  GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans:  (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government.  FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities.  FNMA and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks.  The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities (“ARMS”): ARMS are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time.  The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits.  The adjustment feature of ARMS tends to make their values less sensitive to interest rate changes.  As the interest rates on the mortgages underlying ARMS are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates.  Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow an Underlying Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations.  Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, an Underlying Fund may be able to reinvest such amounts in securities with a higher current rate of return.  During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to an Underlying Fund.  Further, because of this feature, the values of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Collateralized mortgage obligations (“CMOs”):  CMOs are mortgage-related securities that separate the cash flows of mortgage pools into different components called classes or “tranches.”  Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates.  The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways.  Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying

35

collateral of the CMO.  As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities.  Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

The Underlying Funds consider GNMA-, FNMA-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-related securities to be U.S. government securities for purposes of each Underlying Fund’s investment policies.

Privately Issued Mortgage-Related Securities: Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages.  Each Underlying Fund limits its investments in privately issued mortgage-related securities to “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

The Underlying Funds may invest in, among other things, “parallel pay” CMOs, Planned Amortization Class CMOs (“PAC Bonds”) and real estate mortgage investment conduits (“REMICs”).  A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property.  Investors may purchase beneficial interests in REMICS, which are known as “regular” interests, or “residual” interests.  The Underlying Funds will not invest in residual REMICs.  Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by FNMA, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates.  For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates.  FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.  GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.  PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government and U.S. government mortgage-related securities because they offer no direct or indirect government guarantees of payments.  However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.  Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.

Subordinated Mortgage Securities:  Certain Underlying Funds may invest in subordinated mortgage securities. Subordinated mortgage securities have certain characteristics and certain associated risks.  In general, the subordinated mortgage securities in which an Underlying Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date.  One or more

36

classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates.  The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated.  Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates.  Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount.  All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders.  Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate.  The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets.  In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.  The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated.  The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise.  Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted.  For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security.  The primary credit risk to an Underlying Fund by investing in subordinated

37

residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages.  An Underlying Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

An Underlying Fund’s sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities.  An Underlying Fund may seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Underlying Fund’s sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments.  The Underlying Fund’s sub-adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds.  Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements.  Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any.  A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets.  Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates.  Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties.  The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service.  A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

38

The mortgage pool is administered by a master service who:  (a) establishes requirements for each service; (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates.  The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Additional Risk Factors:  Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity.  In the absence of a known maturity, market participants generally refer to an estimated average life.  An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors.  The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security.  There can be no assurance that estimated average life will be a security’s actual average life.  Like fixed-income securities in general, mortgage-related securities will generally decline in price when interest rates rise.  Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by an Underlying Fund may be lengthened.  As average life extends, price volatility generally increases.  For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed.  Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk.  Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

Stripped Mortgage-Backed Securities - Certain Underlying Funds may invest in stripped mortgage-backed securities (“SMBS”).  SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the interest-only “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund’s yield to maturity from these securities.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to an Underlying Fund’s limitations on investment in illiquid securities.

Foreign-Related Mortgage Securities - Certain Underlying Funds may invest in foreign-related mortgage securities.  Foreign-related mortgage securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country.  These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private

39

organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited).  The mechanics of these mortgage-related securities are generally the same as those issued in the United States.  However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

Asset-Backed Securities - Certain Underlying Funds may invest in asset-back securities.  Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities.  The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure).  Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans.  During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate.  Accordingly, an Underlying Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Underlying Fund must reinvest the returned principal at prevailing interest rates, which may be lower.  Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities.  The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral.  Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor.  Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities include Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts.  Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.  An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts.  If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors.  As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities can also include collateralized putable notes (“CPNs”).  CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty.  CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities.  Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates when liquidity is available to borrowers, the rate of

40

prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates.  During such periods, reinvestment of the prepayment proceeds by an Underlying Fund will generally be at lower rates of return than the return on the assets which were prepaid.  Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection.  An Underlying Funds’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.  Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection.  While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.  Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Hybrid Instruments - Certain Underlying Funds may invest in hybrid instruments.  Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument (hereinafter “Hybrid Instruments”).  Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”).  Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.  For example, an Underlying Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.  One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries.  The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level.  Furthermore, an Underlying Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.  The purpose of this arrangement, known as a structured security with an embedded put option, would be to give an Underlying Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs.  Of course, there is no guarantee that the strategy would be successful and an Underlying Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies.  Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined

41

by reference to a common, nationally published benchmark.  The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked.  Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements.  In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.  Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments.  Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument.  Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain).  The latter scenario may result if “leverage” is used to structure the Hybrid Instrument.  Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.  In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which an Underlying Fund would have to consider and monitor.  Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of an Underlying Fund.  Accordingly, each Underlying Fund will limit its investments in Hybrid Instruments to 10% of its total assets.  However, because of their volatility, it is possible that an Underlying Fund’s investment in Hybrid Instruments will account for more than 10% of its return (positive or negative).

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

Swaps, Caps, Floors and Collars - Among the transactions into which certain Underlying Funds may enter are interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors and collars.  An Underlying Fund may also enter into options on swap agreements (“swap

42

options”).  An Underlying Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Underlying Fund anticipates purchasing at a later date.  An Underlying Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Certain Underlying Funds will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument), with the Underlying Funds receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, an Underlying Fund’s sub-adviser and the Underlying Fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions.  An Underlying Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Underlying Fund’s sub-adviser.  If there is a default by the counterparty, an Underlying Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Certain Underlying Funds may enter into credit default swap contracts for investment purposes.  As the seller in a credit default swap contract, an Underlying Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, the Underlying Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, the Underlying Fund would keep the stream of payments and would have no payment obligations.  As the seller, the Underlying Fund would be subject to investment exposure on the notional amount of the swap.

Certain Underlying Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Underlying Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It would also involve credit risk  that the seller may fail to satisfy its payment obligations to the Underlying Fund in the event of a default.

43

Certain Underlying Funds may also enter into options on swap agreements (“swap options”).  A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Whether an Underlying Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Underlying Fund’s sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Certain restrictions imposed on the Underlying Funds by the Code may limit an Underlying Fund’s ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, an Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when an Underlying Fund writes a swap option, upon exercise of the option, the Underlying Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.  To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person.  To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions.  First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms.  Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms.  Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations.  The Policy Statement applies to swap transactions settled in cash that:  (1) have individually tailored terms; (2) lack exchange-style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

Eurodollar and Yankee Dollar Instruments - Certain Underlying Funds may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually

44

issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations.  These investments involve risks that are different from investments in securities issued by U.S. issuers. (See, “Foreign Investments.”)

Municipal Bonds - Certain Underlying Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (“Municipal Bonds”).  Municipal Bonds share the attributes of debt/fixed-income securities in general, but are usually issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  The Municipal Bonds which an Underlying Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law.  General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source.  Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.  The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities.  Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.  Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request  usually one to seven days.  This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par.  If a demand feature terminates prior to being exercised, an Underlying Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal Bonds are subject to credit and market risk.  Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.  An Underlying Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions.  An Underlying Fund also may purchase Municipal Bonds due to changes in the Underlying Fund’s sub-adviser’s evaluation of the issuer or cash needs resulting from redemption requests for portfolio shares.  The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed-income securities, and this may affect an Underlying Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  A number of these factors, including the ratings of particular issues, are subject to change from time to time.  Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

45

An Underlying Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds.  In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts.  The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds.  In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond.  Custodial receipts are sold in private placements.  The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations.  There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable.  Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds.  Adverse economic, business, legal or political developments might affect all or a substantial portion of an Underlying Fund’s Municipal Bonds in the same manner.

Inflation-Indexed Bonds - Certain Underlying Funds may invest in inflation-indexed bonds.  Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.  Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if an Underlying Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed, and will fluctuate.  An Underlying Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest

46

rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.  The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-linked Bonds - Certain Underlying Funds may invest in event-linked bonds.  Event-linked bonds are fixed-income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon.  They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.  If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, an Underlying Fund investing in the bond may lose a portion or all of its principal invested in the bond.  If no trigger event occurs, the Underlying Fund will recover its principal plus interest.  For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses.  Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.  In addition to the specified trigger events, event-linked bonds may also expose an Underlying Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument.  As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop.  Lack of a liquid market may impose the risk of higher transaction costs and the possibility that an Underlying Fund may be forced to liquidate positions when it would not be advantageous to do so.  Event-linked bonds are typically rated, and an Underlying Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Underlying Fund.

Industrial Development and Pollution Control Bonds - Certain Underlying Funds may invest in industrial development and pollution control bonds.  Tax-exempt industrial development bonds and pollution control bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer.  They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes and pollution control.  Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

47

Participation on Creditors Committees - Certain Underlying Funds may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Underlying Funds.  Such participation may subject the Underlying Funds to expenses such as legal fees and may make the Underlying Funds an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such an Underlying Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by an Underlying Fund on such committees also may expose the Underlying Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.  The Underlying Funds will participate on such committees only when the Underlying Funds’ sub-adviser believes that such participation is necessary or desirable to enforce the Underlying Funds’ rights as a creditor or to protect the value of securities held by the Underlying Funds.

Credit-Linked Notes - Certain Underlying Funds may invest in credit-linked notes (“CLN”).  One party with a credit option, or risk, linked to a second party, generally issues a CLN.  The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Underlying Funds in this case.  The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities.  Because of its high ratings, a CLN may be purchased by an Underlying Fund in accordance with its investment objective.  The CLN’s price or coupon is linked to the performance of the reference asset of the second party.  Generally, the CLN holder receives either a fixed or floating coupon rate during the life of the CLN and par at maturity.  The cash flows are dependent on specified credit-related events.  Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate.  The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments.  In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced).  The Underlying Funds cannot assure that it can implement a successful strategy regarding this type of investment.

Trust-Preferred Securities - Certain Underlying Funds may invest in trust-preferred securities, which are also known as trust-issued securities.  Trust-preferred securities are securities that have the characteristics of both debt and equity instruments.  Generally, trust preferred securities are cumulative preferred stock issued by a trust that is wholly-owned by a financial institution, usually, a bank holding company.  The financial institution creates the trust and will subsequently own the trust’s common securities, which represents three percent of the trust’s assets.  The remaining 97% of the trust’s assets consists of trust-preferred securities, which are then sold to investors.  The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution.  The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt.  The trust will use the payments received to make dividend payments to the holders of the trust-preferred securities.  The primary advantage of this particular structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust.  In this pooled offering, a separate trust is created.  This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions.  Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, the Underlying Funds will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than

48

to issue the trust-preferred securities.  If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to the Underlying Funds.

Options on Securities - Certain Underlying Funds may purchase and write (sell) call and put options on securities.  An Underlying Fund may sell options on securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio.  An Underlying Fund may also write combinations of put and call options on the same security, known as “straddles.” Such transactions can generate additional premium income but also present increased risk.

An Underlying Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Underlying Fund wants to purchase at a later date.  An Underlying Fund may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

A call option sold by an Underlying Fund is “covered” if the Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities held in its portfolio.  A call option is considered offset, and thus held in accordance with regulatory requirements, if an Underlying Fund holds a call on the same security and in the same principal amount as the call sold when the exercise price of the call held: (a) is equal to or less than the exercise price of the call sold; or (b) is greater than the exercise price of the call sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records).  If a put option is sold by an Underlying Fund, the Underlying Fund will maintain liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmark on its records), or else will hold a put on the same security and in the same principal amount as the put sold where the exercise price of the put held is equal to or greater than the exercise price of the put sold or where the exercise price of the put held is less than the exercise price of the put sold if the Underlying Fund maintains in a segregated account with the custodian (or earmarks on its records), liquid securities with an aggregate value equal to the difference.

Effecting a closing transaction in the case of a sold call option will permit an Underlying Fund to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the Underlying Fund to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records).  Such transactions permit an Underlying Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired.  Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of an Underlying Fund, provided that another option on such security is not sold.

An Underlying Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by the Underlying Fund is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by the Underlying Fund is more than the premium paid for the original purchase.  Conversely, an Underlying Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by the Underlying Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by an Underlying Fund.

49

An Underlying Fund may sell options in connection with buy-and-write transactions; that is, the Underlying Fund may purchase a security and then sell a call option against that security.  The exercise price of the call an Underlying Fund determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is sold.  Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period.  Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  If the call options are exercised in such transactions, an Underlying Fund’s maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the Underlying Fund’s purchase price of the security and the exercise price, less related transaction costs.  If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions.  If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and an Underlying Fund’s gain will be limited to the premium received.  If the market price of the underlying security declines or otherwise is below the exercise price, an Underlying Fund may elect to close the position or retain the option until it is exercised, at which time the Underlying Fund will be required to take delivery of the security at the exercise price; the Underlying Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss.  Out-of-the-money, at-the-money and in-the-money put options may be used by an Underlying Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

An Underlying Fund may also sell combinations of put and call options on the same security, known as “straddles,” with the same exercise price and expiration date.  By entering into a straddle, an Underlying Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised.  If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Underlying Fund will be required to sell the underlying security at a below market price.  This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised.  Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised.  In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By selling a call option, an Underlying Fund limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option.  By selling a put option, an Underlying Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value.  The selling of options on securities will not be undertaken by an Underlying Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions.  Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

An Underlying Fund may purchase options for hedging purposes or to increase its return.  Put options may be purchased to hedge against a decline in the value of portfolio securities.  If such decline occurs,

50

the put options will permit an Underlying Fund to sell the securities at the exercise price, or to close out the options at a profit.  By using put options in this way, the Underlying Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

An Underlying Fund may purchase call options to hedge against an increase in the price of securities that the Underlying Fund anticipates purchasing in the future.  If such increase occurs, the call option will permit the Underlying Fund to purchase the securities at the exercise price, or to close out the options at a profit.  The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by an Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Underlying Fund.

In certain instances, an Underlying Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option.  Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options, grant the purchaser the right to purchase (in the case of a “call”), or sell (in the case of a “put”), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date).  In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security.  As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous to the Underlying Fund than if the strike price had been fixed at the initiation of the option.  In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option.  If the premium is paid at termination, an Underlying Fund assumes the risk that:  (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying U.S. Treasury security over the term of the option and adjustments made to the strike price of the option; and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

Options on Stock Indices - Certain Underlying Funds may purchase and sell call and put options on stock indices.  An Underlying Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the Underlying Fund against declines in the value of securities they own or increases in the value of securities to be acquired, although an Underlying Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance.  An Underlying Fund’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security.  The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.”

An Underlying Fund may sell call options on stock indices if it owns securities whose price changes, in the opinion of the Underlying Fund’s sub-adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its portfolio.  When an Underlying Fund covers a call option on a stock index it has sold by holding securities, such securities

51

may not match the composition of the index and, in that event, the Underlying Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index.  An Underlying Fund may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held: (a) is equal to or less than the exercise price of the call sold; or (b) is greater than the exercise price of the call sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records).  An Underlying Fund may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records).  Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

An Underlying Fund will receive a premium from selling a put or call option, which increases the Underlying Fund’s gross income in the event the option expires unexercised or is closed out at a profit.  If the value of an index on which an Underlying Fund has sold a call option falls or remains the same, the Underlying Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns.  If the value of the index rises, however, an Underlying Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Underlying Fund’s stock investments.  By selling a put option, an Underlying Fund assumes the risk of a decline in the index.  To the extent that the price changes of securities owned by an Underlying Fund correlate with changes in the value of the index, selling covered put options on indices will increase the Underlying Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

An Underlying Fund may also purchase put options on stock indices to hedge its investments against a decline in value.  By purchasing a put option on a stock index, an Underlying Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option.  If the value of an Underlying Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Underlying Fund’s loss will be limited to the premium paid for the option plus related transaction costs.  The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of an Underlying Fund’s security holdings.

The purchase of call options on stock indices may be used by an Underlying Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when an Underlying Fund holds un-invested cash or short-term debt securities awaiting investment.  When purchasing call options for this purpose, an Underlying Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise.  The purchase of call options on stock indices when an Underlying Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities an Underlying Fund owns.

The index underlying a stock index option may be a “broad-based” index, such as the S&P 500® Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general.  In contrast, certain options may be based on narrower market indices, such as the S&P 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies.  A stock index assigns relative values to the stocks included in

52

the index and the index fluctuates with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures Contracts - Certain Underlying Funds may enter into stock index futures contracts, including futures contracts related to stock indices and interest rates among others.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect an Underlying Fund’s current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield (“speculation”).

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price.  By its terms, a futures contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and seller in cash.  Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction.  Futures contracts call for settlement only on the date and cannot be “exercised” at any other time during their term.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received.  Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.”  Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable—a process known as “marking to the market.”

Purchases or sales of stock index futures contracts are used to attempt to protect an Underlying Fund’s current or intended stock investments from broad fluctuations in stock prices.  For example, an Underlying Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of the Underlying Fund’s portfolio securities that might otherwise result if such decline occurs, because the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position.  When an Underlying Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Underlying Fund intends to purchase.  As such purchases are made, the corresponding position in stock index futures contracts will be closed out.  In a substantial majority of these transactions, an Underlying Fund will purchase such securities upon termination of the futures position, but under usual market conditions, a long futures position may be terminated without a related purchase of securities.

When an Underlying Fund buys or sells a futures contract, unless it already owns an offsetting position, it will maintain, in a segregated account held by the custodian or futures commodities merchant, liquid securities having an aggregate value at least equal to the full market value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

53

Investment in Gold and Other Precious Metals - Certain Underlying Funds may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals.

Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value).  Any metals purchased by an Underlying Fund will be delivered to and stored with a qualified custodian bank.  Precious metals investments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various worldwide economic, financial and political factors.  Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals.  Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada and Australia.  Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price.  Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

Gold Futures Contracts - A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time and price.  When an Underlying Fund purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when an Underlying Fund sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price.  An Underlying Fund may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion.  An Underlying Fund will not engage in these contracts for speculation or for achieving leverage.  An Underlying Fund’s hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

Options on Futures Contracts - Certain Underlying Funds may purchase and sell options to buy or sell futures contracts in which they may invest (“options on futures contracts”).  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.  Put and call options on futures contracts may be traded by an Underlying Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date.  Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option.  In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts.  In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid

54

secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

Options on futures contracts that are sold or purchased by an Underlying Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse.  In addition, options on futures contracts may be traded on foreign exchanges or in some cases over-the-counter or on an electronic trading facility.

An Underlying Fund may sell call options on futures contracts only if it also:  (a) purchases the underlying futures contract; (b) owns the instrument, or instruments included in the index, underlying the futures contract; or (c) holds a call on the same futures contract and in the same principal amount as the call sold when the exercise price of the call held: (i) is equal to or less than the exercise price of the call sold; or (ii) is greater than the exercise price of the call sold if the difference is maintained by an Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records).  An Underlying Fund may sell put options on futures contracts only if it also:  (A) sells the underlying futures contract; (B) segregates liquid securities in an amount equal to the value of the security or index underlying the futures contract; or (C) holds a put on the same futures contract and in the same principal amount as the put sold when the exercise price of the put held is equal to or greater than the exercise price of the put written or when the exercise price of the put held is less than the exercise price of the put sold if the difference is maintained by an Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records).  Upon the exercise of a call option on a futures contract sold by an Underlying Fund, the Underlying Fund will be required to sell the underlying futures contract, which if the Underlying Fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract sold by an Underlying Fund is exercised, the Underlying Fund will be required to purchase the underlying futures contract which, if the Underlying Fund has covered its obligation through the sale of such contract, will close out its futures position.

The selling of a call option on a futures contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the futures contract.  If the futures price at expiration of the option is below the exercise price, an Underlying Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Underlying Fund’s holdings.  The selling of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract.  If the futures price at expiration of the option is higher than the exercise price, an Underlying Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Underlying Fund intends to purchase.  If a put or call option an Underlying Fund has sold is exercised, the Underlying Fund will incur a loss, which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, an Underlying Fund’s losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

An Underlying Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts.  For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, an Underlying Fund could, in lieu of selling futures contracts, purchase put options thereon.  In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option.  Conversely, where it is projected that the value of securities to be acquired by an Underlying

55

Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Underlying Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

Forward Contracts on Foreign Currency - Certain Underlying Funds may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes.  Forward contracts may be used for hedging to attempt to minimize the risk to an Underlying Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.  Each Underlying Fund intends to enter into forward contracts for hedging purposes. In particular, a forward contract to sell a currency may be entered into where an Underlying Fund seeks to protect against an anticipated increase in the rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency.  Conversely, an Underlying Fund may enter into a forward contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Underlying Fund intends to acquire.  An Underlying Fund also may enter into a forward contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency.  In addition, an Underlying Fund may enter into forward contracts for “cross hedging” purposes; e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency.  The Underlying Funds may also use foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract.  Nevertheless, by entering into such forward contracts, an Underlying Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.  An Underlying Fund will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Underlying Fund’s profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

An Underlying Fund will also enter into transactions in forward contracts for other than hedging purposes, which present greater profit potential but also involve increased risk.  For example, an Underlying Fund may purchase a given foreign currency through a forward contract if, in the judgment of the Underlying Fund’s sub-adviser, the value of such currency is expected to rise relative to the U.S. dollar.  Conversely, an Underlying Fund may sell the currency through a forward contract if the Underlying Fund’s sub-adviser believes that its value will decline relative to the dollar.

An Underlying Fund will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income.  Where exchange rates do not move in the direction or to the extent anticipated, however, an Underlying Fund may sustain losses, which will reduce its gross income.  Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

Each Underlying Fund has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or “cover” in connection with the purchase and sale of such contracts.  In those instances in which the Underlying Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account (or earmark on its records) cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts.  While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts.  In such event the Underlying Fund’s ability to utilize forward contracts in the manner set forth above may be restricted.

56

An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Underlying Fund’s sub-adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.  An Underlying Fund may also hold foreign currency in anticipation of purchasing foreign securities.

Options on Foreign Currencies - Certain Underlying Funds may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts will be utilized.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminution in the value of portfolio securities, an Underlying Fund may purchase put options on the foreign currency.  If the value of the currency does decline, the Underlying Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an Underlying Fund may purchase call options thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to an Underlying Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, an Underlying Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

An Underlying Fund may sell options on foreign currencies for the same types of hedging purposes.  For example, where the Underlying Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency.  If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and an Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to an Underlying Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs.  As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, an Underlying Fund could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Underlying Fund to hedge such increased cost up to the amount of the premium.  Foreign currency options sold by an Underlying Fund will generally be covered in a manner similar to the covering of other types of options.  As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.  If this does not occur, the option may be exercised and an Underlying Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.  Through the selling

57

of options on foreign currencies, an Underlying Fund also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates.  The Underlying Funds may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

RISKS ASSOCIATED WITH INVESTING IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

Risk of Imperfect Correlation of Hedging Instruments with an Underlying Fund’s Securities - An Underlying Fund’s abilities effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Underlying Fund’s securities.  In the case of futures and options based on an index, an Underlying Fund will not duplicate the components of the index, and in the case of futures and options on fixed-income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract.  The use of forward contracts for cross-hedging purposes may involve greater correlation risks.  As a result, the correlation probably will not be exact.  Consequently, an Underlying Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if an Underlying Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, an Underlying Fund would experience a loss that is not completely offset by the put option.  It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which the Underlying Fund has a position and the portfolio securities the Underlying Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument.  In addition, an Underlying Fund may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards.  In such instances, the Underlying Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index.  This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.  Nevertheless, where an Underlying Fund enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Underlying Fund’s portfolio or the intended acquisitions being hedged.

The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation.  The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets.  In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.  The risk of imperfect correlation,

58

however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, an Underlying Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.  This could increase the extent of any loss suffered by an Underlying Fund in connection with such transactions.

In selling a covered call option on a security, index or futures contract, an Underlying Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument.  For example, where an Underlying Fund sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and the Underlying Fund may not be fully covered.  As a result, the Underlying Fund could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of an Underlying Fund’s holdings.  When an Underlying Fund sells an option, it will receive premium income in return for the holder’s purchase of the right to acquire or dispose of the underlying obligation.  In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Underlying Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Underlying Fund’s portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, an Underlying Fund will incur a loss which may only be partially offset by the amount of the premium it received.  Moreover, by selling an option, an Underlying Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, an Underlying Fund’s overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that an Underlying Fund may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns.  Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired.  An Underlying Fund will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.  Nevertheless, the method of covering an option employed by an Underlying Fund may not fully protect it against risk of loss and, in any event, the Underlying Fund could suffer losses on the option position, which might not be offset by corresponding portfolio gains.

An Underlying Fund also may enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose the Underlying Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated.  In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the

59

Prospectus and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, an Underlying Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received.  Such transactions, therefore, create an opportunity for increased return by providing an Underlying Fund with two simultaneous premiums on the same security, but involve additional risk, since the Underlying Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

Risk of a Potential Lack of a Liquid Secondary Market - Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction.  This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into.  While an Underlying Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular contracts at any specific time.  In that event, it may not be possible to close out a position held by an Underlying Fund, and the Underlying Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements.  Under such circumstances, if an Underlying Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so.  The inability to close out options and futures positions, therefore, could have an adverse impact on an Underlying Fund’s ability to effectively hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by “daily price fluctuation limits,” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits.  Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Margin - Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage.  As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.  Where an Underlying Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Underlying Fund or decreases in the prices of securities or other assets the Underlying Fund intends to acquire.  Where an Underlying Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Underlying Fund to greater risk.

Trading and Position Limits - The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers).  Further, the CFTC and the various

60

boards of trade have established limits referred to as “speculative position limits” on the maximum net long or net short position which any person may hold or control in a particular futures or option contract.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.  The Underlying Funds’ sub-advisers do not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Underlying Funds.

Risks of Options on Futures Contracts - The amount of risk an Underlying Fund assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs.  In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market described herein.  The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency or futures contracts.

Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on U.S. Exchanges -Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by an Underlying Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which an Underlying Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for an Underlying Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike many transactions entered into by an Underlying Fund in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and over-the-counter options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts

61

substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of an Underlying Fund’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Underlying Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and an Underlying Fund could be required to retain options purchased or sold, or forward contracts entered into, until exercise, expiration or maturity. This in turn could limit the Underlying Fund’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and an Underlying Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting an Underlying Fund’s ability to enter into desired hedging transactions. An Underlying Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Underlying Fund’s sub-adviser.

Options on securities, options on stock indices, futures contracts, options on futures contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting an Underlying Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.  In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Policies on the Use of Futures and Options on Futures Contracts - Each Underlying Fund will engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators.

62

The staff of the SEC has taken the position that over-the-counter options and assets used to cover sold over-the-counter options are illiquid and, therefore, together with other illiquid securities held by an Underlying Fund, cannot exceed 15% of an Underlying Fund’s assets (the “SEC illiquidity ceiling”). Although an Underlying Fund’s sub-adviser may disagree with this position, each Underlying Fund’s sub-adviser intends to limit the Underlying Funds’ selling of over-the-counter options in accordance with the following procedure. Also, the contracts an Underlying Fund has in place with such primary dealers provide that the Underlying Fund has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. Each Underlying Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test. Each Underlying Fund may also sell over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

The policies described above are not fundamental and may be changed without shareholder approval, as may the Portfolio’s investment objective.

Temporary Defensive Investments - For temporary and defensive purposes, certain of the Underlying Funds may invest up to 100% of its total assets in investment grade fixed-income securities (including short-term U.S. government securities, investment grade debt instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements. Certain Underlying Funds may hold an unlimited amount of such investments consistent with its objectives. Certain Underlying Funds also may hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. Unless otherwise stated, all percentage limitations on portfolio investments listed in the prospectus and statement of additional information of an Underlying Fund will apply at the time of investment. An Underlying Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

Portfolio Turnover - Certain Underlying Funds may sell a portfolio investment soon after its acquisition if the Underlying Fund’s sub-adviser believes that such a disposition is consistent with the portfolios investment objective. Underlying Fund investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by an Underlying Fund’s shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

63

MANAGEMENT OF THE COMPANY

Directors

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors (“Board”) according to the applicable laws of the State of Maryland and the Company’s Articles of Incorporation. The Board governs the Portfolio and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Company’s activities, review contractual arrangements with companies that provide services to the Portfolio and review the Portfolio’s performance.

Set forth in the table below is information about each Director of the Company.

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)(3)	Other Directorships/Trusteeships Held by Director
Independent Directors

Colleen D. Baldwin(4) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 49	Director	November 2007 — Present	Consultant, Glantuam Partners, LLC (January 2009 — Present); President, National Charity League/Canaan Parish Board (June 2008 — Present); and Consultant (January 2005 — Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004).	139	None.

John V. Boyer 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 56	Director	November 1997 — Present	President, Bechtler Arts Foundation (January 2008 — Present). Formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 — March 2006) (5) .	139	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 61	Director	January 2006 — Present	Consultant and President, Ravengate Partners LLC (January 2000 — Present).	139	Wisconsin Energy Corporation (June 2006 — Present).

Peter S. Drotch(6) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 67	Director	November 2007 — Present	Retired Partner, PricewaterhouseCoopers LLP.	139	First Marblehead Corporation (September 2003 — Present).

64

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)(3)	Other Directorships/Trusteeships Held by Director
J. Michael Earley 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 64	Director	January 2005 — Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	139	Bankers Trust Company, N.A., Des Moines (June 1992 — Present) and Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 66	Director	March 2002 — Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 — June 2009).	139	Assured Guaranty Ltd. (April 2004 — Present) and Odyssey Re Holdings Corp (November 2006 — Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 58	Director	January 2006 — Present	Consultant (May 2001 — Present).	139	Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent(7) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 63	Chairperson and Director	January 2005 — Present	President, Springwell Corporation (March 1989 — Present).	139	UGI Corporation (February 2006 — Present) and UGI Utilities, Inc. (February 2006 — Present).

Directors who are “Interested Persons”

Robert W. Crispin(8) 7337 East Doubletree Ranch Road Scottsdale, AZ 85258 Age: 62	Director	November 2007 — Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (June 2001 — December 2007).	139	ING Canada Inc. (December 2004 — Present) and ING Bank, fsb (June 2001 — Present).

Shaun P. Mathews(8) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 54	Director	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC(9) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006) and Chief Marketing Officer, ING USFS (April 2002 — October 2004).	181

ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(10), ING Funds Services, LLC(11), ING Investments, LLC(9) and ING Pilgrim Funding, Inc. (December 2005 — Present).

(1)               Directors serve until their successors are duly elected and qualified.  The tenure of each Director is subject to the Board’s retirement policy, which states that each Independent Directors shall retire from service as a Director at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Director reaches the age of 70, if that Director qualifies for a retirement benefit as

65

discussed in the Board’s retirement policy; or (b) the Director reaches the age 72 or has served as a Director for 15 years, whichever comes first, if that Director does not qualify for the retirement benefit.  An unanimous vote of the Board may extend the retirement date of a Director for up to one year.  An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)               As of October 31, 2009.

(3)               For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies:  ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(4)               Ms. Baldwin began serving as a Director of the Company on November 28, 2007.  On that date, she had a beneficial ownership in securities issued by Wachovia Corporation, Bank of America Corporation and Merrill Lynch & Co., Inc. Ms. Baldwin subsequently sold her entire position in Wachovia Corporation on June 4, 2008, Bank of America Corporation on June 4, 2008 and Merrill Lynch & Co., Inc. on May 19, 2008. BlackRock Investment Management, LLC, an affiliate of Merrill Lynch & Co., Inc. and Columbia Management Advisors, LLC, an investment management division of Bank of America Corporation, and Evergreen Investment Management Company, LLC, a subsidiary of Wachovia Corporation, act as sub-advisers for certain series of the Company. For the period that she was a beneficial owner, Ms. Baldwin was an “interested person” (as that term is defined in the 1940 Act) of the series of the Company for which these firms or their affiliates served as sub-advisers. Ms. Baldwin may have been an “interested person” of the Company from November 28, 2007 through June 4, 2008 as a result of her ownership of the above-referenced securities.

(5)               Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 — November 2005.  ING Groep N.V. affiliates make non-material, charitable contributions to The Mark Twain House & Museum.

(6)               Mr. Drotch, who began serving as a Trustee of the Company on November 28, 2007, was the beneficial owner on that date of securities issued by AXA Advisors, Allianz Global Investors, JP Morgan Chase & Co. and Legg Mason, Inc. Mr. Drotch subsequently sold his entire position in AXA Advisors on January 29, 2008, Allianz Global Investors on February 27, 2008, JP Morgan Chase & Co. on March 24, 2008, and Legg Mason, Inc. on February 23, 2008. AllianceBernstein LP, a subsidiary of AXA Advisors; Pacific Investment Management Company LLC and OppenheimerFunds, Inc., subsidiaries of Allianz Global Investors; J.P. Morgan Investment Management, Inc., a subsidiary of JP Morgan Chase & Co.; and Legg Mason Capital Management Inc. and Batterymarch Financial Management, Inc., subsidiaries of Legg Mason, Inc. act as sub-advisers for certain series of the Company. For the period that he beneficially owned those securities, Mr. Drotch was an “interested person” (as that term is defined in the 1940 Act) of the series of the Company for which these firms or their affiliates served as sub-advisers. Mr. Drotch may also have been an “interested person” of the Company from November 28, 2007 through the date of the sale of the above-referenced security or securities

(7)               Mr. Vincent may have been deemed to be an interested person of the Company, as defined in the 1940 Act during a portion of 2002, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the series of the Company, during a portion of 2002. Mr. Vincent no longer has beneficial ownership of those shares.

(8)               Messrs. Crispin and Mathews are deemed to be “interested persons,” of the Company as defined in the 1940 Act, because of their affiliation with ING Groep, N.V., the parent corporation of the investment adviser, Directed Services LLC, and the Distributor, ING Funds Distributor, LLC.

(9)               ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc. which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(10)         ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(11)          ING Funds Services, LLC was previously named ING Pilgrim Group, LLC.  ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

66

Officers

Name, Address and Age	Positions Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	November 2006 — Present

President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006) and Chief Marketing Officer, ING USFS (April 2002 — October 2004).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President	January 2005 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present).

Michael J. Roland 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 51	Executive Vice President	January 2005 — Present

Head of Mutual Fund Platform (February 2007 — Present) and Executive Vice President, ING Investments, LLC(2)  and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(4) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Joseph M. O’Donnell 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 54	Executive Vice President Chief Compliance Officer	March 2006 — Present January 2005 — Present

Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2)  (March 2006 — July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(4) (March 2006 - July 2008); ING Life Insurance and Annuity Company (March 2006 — December 2006) and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 45	Senior Vice President	January 2005 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present).

67

Name, Address and Age	Positions Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Ernest J. C’DeBaca 7337 East Doubletree Ranch Road Scottsdale, AZ 85258 Age: 40	Senior Vice President	May 2006 — Present

Chief Compliance Officer, ING Investments, LLC(2) (July 2008 — Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(4) (July 2008 — Present); Head of Retail Compliance, ING Funds Distributor, LLC(5) and ING Funds Services, LLC(3) (July 2008 — Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 — Present); ING Funds Services, LLC(3) (April 2006 - Present); ING Funds Distributor, LLC(5) (July 2008 — Present); and Directed Services LLC(4) (July 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006).

Robert Terris 7337 East Doubletree Ranch Road Scottsdale, AZ 85258 Age: 39	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 37	Vice President	September 2007 — Present

Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Robyn L. Ichilov 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	January 2005 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 55	Vice President	January 2005 — Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(5) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 51	Vice President	January 2005 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004).

Denise Lewis 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC(3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006).

68

Name, Address and Age	Positions Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Susan P. Kinens 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	January 2005 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present).

Craig Wheeler 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 — Present

Assistant Vice President — Director of Tax, ING Funds Services, LLC(3) (March 2008 — Present). Formerly, Tax Manager, ING Funds Services, LLC(3) (March 2005 — March 2008) and Tax Senior, ING Funds Services, LLC(3) (January 2004 — March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present).

Theresa K. Kelety 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 — Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008).

(1)                                 The Officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.

(2)                                 ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)                                 ING Funds Services, LLC was previously named ING Pilgrim Group, LLC.  ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)                                 Directed Services LLC is the successor in interest to Directed Services, Inc.

(5)                                 ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

69

BOARD

The Board governs the Portfolio and is responsible for protecting the interests of shareholders.  The Directors are experienced executives who oversee the Portfolio’s activities, review contractual arrangements with companies that provide services to the Portfolio and review the Portfolio’s performance.

Frequency of Board Meetings

The Board currently conducts regular meetings seven (7) times a year.  The Audit Committee and the Compliance Committee also meet regularly four (4) times per year, the Investment Review Committees meet six (6) times per year, the Contracts Committee meets seven (7) times per year and the remaining Committees meet as needed.  In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.  Each Committee listed below operates pursuant to a Charter approved by the Board.

Committees

Executive Committee.  The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings, when necessary. The Executive Committee currently consists of three (3) Independent Directors and two (2) Directors who are “interested persons” as defined in the 1940 Act. The following Directors currently serve as members of the Executive Committee:  Ms. Pressler and Messrs. Boyer, Crispin, Mathews and Vincent.  Mr. Vincent, Chairman of the Board, serves as the Chairperson of the Executive Committee.

The Executive Committee held eleven (11) meetings during the fiscal year ended December 31, 2008.

Audit Committee. The Board has established an Audit Committee whose functions include, among others, meeting with the independent registered public accounting firm of the Company to review the scope of the Company’s audit, the Company’s financial statements and interim accounting controls, and meeting with management concerning these matters, among other things.  The Audit Committee currently consists of four (4) Independent Directors. The following Directors currently serve as members of the Audit Committee:  Mses. Chadwick and Pressler and Messrs. Drotch and Earley.  Mr. Earley currently serves as Chairperson of the Audit Committee.  Mr. Earley and Mr. Drotch have also been designated as the Audit Committee’s financial experts under the Sarbanes-Oxley Act.

The Audit Committee held six (6) meetings during the fiscal year ended December 31, 2008.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Funds.  The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO.  The Board also oversees quarterly compliance reporting.

The functions of the Compliance Committee also include determining the value of securities held by the Fund for which market value quotations are not readily available; overseeing management’s administration of proxy voting; and overseeing the effectiveness of the investment adviser’s usage of the Company’s brokerage and the adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions).

70

The Compliance Committee currently consists of four (4) Independent Directors. The following Directors serve as members of the Compliance Committee:  Ms. Baldwin and Messrs. Boyer, Kenny and Vincent.  Mr. Kenny currently serves as Chairperson of the Compliance Committee.

The Compliance Committee held four (4) meetings during the fiscal year ended December 31, 2008.

Nominating and Governance Committee.  The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Directors vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and “best practices” in corporate governance; (5) conducting a periodic review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (6) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Directors;  (7) overseeing the Board’s annual self-evaluation process; and (8) developing (with assistance from management) of an annual meeting calendar for the Board and its committees.

In evaluating potential candidates to fill Independent Director vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Portfolio’s Secretary at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as director: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely, in connection with a shareholder meeting to elect Directors, any such submission must be delivered to the Portfolio’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolio with the SEC.

The Nominating and Governance Committee consists of four (4) Independent Directors.  The following Directors serve as members of the Nominating and Governance Committee:  Mses. Chadwick and Baldwin and Messrs. Kenny and Vincent.  Ms. Baldwin serves as Chairperson of the Nominating and Governance Committee.

The Nominating and Governance Committee held two (2) meetings during the fiscal year ended December 31, 2008.

71

Investment Review Committee.  The Board has established two Investment Review Committees to, among others things, monitor the investment performance of the Fund and make recommendations to the Board with respect to the Portfolio and make recommendations to the Board with respect to the Portfolio.

The Investment Review Committee for the Domestic Equity Funds currently consists of four (4) Independent Directors and one (1) Director who is an “interested person” as defined in the 1940 Act.  The following Directors serve as members of the Investment Review Committee for the Domestic Equity Funds:  Mses. Chadwick and Pressler and Messrs. Crispin, Drotch and Earley.  Ms. Chadwick serves as Chairperson of the Investment Review Committee for the Domestic Equity Funds.

The Investment Review Committee for the Domestic Equity Funds held five (5) meetings during the fiscal year ended December 31, 2008.

The Investment Review Committee for International/Balanced/Fixed Income Funds currently consists of four (4) Independent Directors and one (1) Director who is an “interested person” as defined in the 1940 Act.  The following Directors serve as members of the Investment Review Committee for the International/Balanced/Fixed Income Funds:  Ms. Baldwin and Messrs. Boyer, Kenny, Mathews and Vincent. Mr. Boyer serves as Chairperson of the Investment Review Committee for the International/Balanced/Fixed Income Funds.

The Investment Review Committee for the International/Balanced/Fixed Income Funds held six (6) meetings during the fiscal year ended December 31, 2008.

Contracts Committee.  The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds.  The responsibilities of the Contracts Committee include, among other things:  (1) identifying the scope and format of information to be provided by services providers in connection with contract renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Directors its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Directors relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Directors specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Directors.  The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans.

The Contracts Committee currently consists of five (5) Independent Directors.  The following Directors serve as members of the Contracts Committee: Mses. Pressler and Chadwick and Messrs. Boyer, Drotch and Vincent.  Ms. Pressler serves as Chairperson of the Contracts Committee.

The Contracts Committee held nine (9) meetings during the fiscal year ended December 31, 2008.

COMPENSATION OF DIRECTORS

Each Director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended.  Each Independent Director is compensated for his or her services on a quarterly basis according to a fee schedule adopted by the Board.  The fee schedule consists of an annual retainer and does not include additional compensation for attendance at regular or special Board and Committee meetings.

72

The Portfolio pays each Director, who is not an interested person of the Portfolio a pro rata share, as described below, of:  (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $75,000; (iii) Mses. Baldwin, Chadwick and Pressler and Messrs. Earley, Boyer and Kenny, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $15,000, $40,000, $60,000, $30,000, $40,000 and $30,000, respectively; and (iv) out-of-pocket expenses.  The pro rata share paid by the Portfolio is based on the Portfolio’s average net assets as a percentage of the average net assets of all the funds managed by the advisers, for which the Directors serve in common as Directors.

The following table sets forth information provided by the Portfolio’s investment adviser regarding the estimated future compensation of Directors to be paid by the Portfolio for the fiscal year ending December 31, 2009 and actual compensation of Directors paid by other portfolios managed by the adviser and its affiliates for the fiscal year ended December 31, 2008.  Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from the Company or any other funds managed by Directed Services LLC (“DSL”).

73

Compensation Table

Name of Person, Position	Aggregate Compensation From Index Solution 2055 Portfolio(1)	Pension or Retirement Benefits Accrued As Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Directors(2)(3)

Colleen D. Baldwin(4) Director	$5.64	N/A	N/A	$208,791

John V. Boyer Director	$6.51	N/A	N/A	$240,852

Patricia W. Chadwick(4) Director	$6.49	N/A	N/A	$240,000

Robert W. Crispin(5) Director	N/A	N/A	N/A	N/A

Peter S. Drotch Director	$5.41	N/A	N/A	$200,000

J. Michael Earley Director	$6.22	N/A	N/A	$230,000

R. Barbara Gitenstein(6) Former Director	N/A	N/A	N/A	$133,333

Patrick W. Kenny(4) Director	$6.22	N/A	N/A	$230,000

Shaun P. Mathews(5) Director	N/A	N/A	N/A	N/A

Walter H. May(7) Former Director	N/A	N/A	N/A	$87,333

Sheryl K. Pressler(4) Director	$7.03	N/A	N/A	$260,000

David W.C. Putnam Former Director(8)	N/A	N/A	N/A	$429,670

Roger Vincent(4) Director	$7.43	N/A	N/A	$275,000

(1)   The Portfolio had not commenced operations as of December 31, 2008, therefore the amounts are estimated for the current fiscal year.

(2)   Represents compensation from 161 funds (total in complex as of December 31, 2008).

(3)   Director compensation includes compensation paid by Funds that are not discussed in the Prospectus or SAI.

(4)   During the fiscal year ended December 31, 2008, Colleen Baldwin, Patrick Kenny, Sheryl Pressler and Roger Vincent deferred $50,000, $57,500, $30,000 and $68,750 of their compensation, respectively from the Fund Complex.

(5)   “Interested Person” as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of the investment adviser, and the Distributor, ING Funds Distributor, LLC. Officers and Directors who are interested persons do not receive any compensation from the Company.

(6)   Retired from the Board effective September 10, 2007. The column entitled Total Compensation from Registrant and Fund Complex Paid to Directors includes the amount $133,333 which represents the 2nd installment of the 3 installment of the retirement payments.

(7)   Retired from the Board effective January 11, 2007. The column entitled Total Compensation from Registrant and Fund Complex Paid to Directors includes the amount $87,333 which represents the 2nd installment of the 3 installment of the retirement payments.

(8)   Retired from the Board effective February 23, 2008.

74

Retirement Benefit

The Portfolio has adopted a retirement policy under which any Director who, as of May 9, 2007, had served for at least five (5) years as a Director of one or more ING Funds and who is not an “interested person” of such ING Funds (as such term is defined in the Investment Company Act of 1940, as amended) shall be entitled to a retirement payment (“Retirement Benefit”) if such Director: (a) retires in accordance with the retirement policy; (b) dies; or (c) becomes disabled. The Retirement Benefit shall be made promptly to, as applicable, the Director or the Director’s estate, after such retirement, death or disability in an amount equal to two times the annual compensation payable to such Director, as in effect at the time of his or her retirement, death or disability. The annual compensation determination shall be based upon the annual Board membership retainer fee (but not any separate annual retainer fees for chairpersons of committees and of the Board). This amount shall be paid by the ING Fund or ING Funds on whose Board the Director was serving at the time of his or her retirement. The retiring Director may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments. For the purpose of this policy, disability shall be the inability to perform the duties of a member of the Board because of the physical or mental impairment that has lasted or that can be expected to last for a continuous period of not less than 12 months, as reasonably determined by a majority of the Board.

Ownership of Portfolio Shares

In order to further align the interests of the Independent Directors with shareholders, it is the policy of the Board for Independent Directors to own beneficially, directly or indirectly, shares of one or more funds in the ING Family of Funds at all times (“Policy”).  For purposes of the Policy, indirect beneficial ownership of an ING fund’s shares includes: (a) ownership of Variable Contracts whose proceeds are invested in the Portfolio; and (b) shares associated with amounts deferred under the Portfolio’s deferred compensation plan.

Under this policy, the initial value of investments in the ING Funds Complex that are directly or indirectly beneficially owned by a Director must equal at least $100,000.  Existing Directors shall have a reasonable amount of time, not to exceed three years, from the date upon which the minimum ownership was set at $100,000, in order to satisfy the foregoing requirements.  A new Director shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Director.  A decline in the value of any fund investments will not cause a Director to have to make any additional investments under this Policy.

Investment in mutual funds of the ING Funds Complex by the Directors pursuant to this Policy are subject to the market timing policies applied by the mutual funds of the ING Funds Complex to other similar investors and any provisions of the ING Funds’ Code of Ethics that otherwise applies to the Directors.

75

The following table describes each Director’s ownership of equity securities of the Portfolio overseen by the Directors and the aggregate holdings of shares of equity securities of all Portfolios for the calendar year ended December 31, 2008.

Name of Director	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
ING Index Solution 2055 Portfolio(1)
Independent Directors
Colleen D. Baldwin	N/A	$10,000-$50,000(2)
John V. Boyer	N/A	$50,000-$100,000
Patricia W. Chadwick	N/A	$10,000-$50,000(3)
Peter S. Drotch	N/A	$50,000-$100,000
J. Michael Earley	N/A	Over $100,000
Patrick W. Kenny	N/A	$10,000-$50,000 $50,000-$100,000(2)
Sheryl K. Pressler	N/A	Over $100,000(2)
Roger B. Vincent	N/A	Over $100,000 Over $100,000(2)
Directors who are “Interested Persons”
Robert W. Crispin	N/A	N/A
Shaun P. Mathews	N/A	Over $100,000 $10,000-$50,000(2)

(1)           The Portfolio had not commenced operations as of December 31, 2008

(2)           Funds held in a 401k/Deferred Compensation Account.

(3)           As of January 9, 2009 Ms. Chadwick had over $100,000 in equity securities in the ING Funds.

76

Independent Director Ownership of Securities

Set forth in the table below is information regarding each Independent Director’s (and his or her immediate family members) share ownership in securities of the Company’s investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Portfolio (not including registered investment companies) as of December 31, 2008.

Name of Director	Name of Owners And Relationship To Director	Company	Title of Class	Value of Securities	Percentage of Class
Independent Directors
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
J. Michael Earley	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A

CODE OF ETHICS

The Portfolio’s Board, Directed Services LLC (“DSL”) and the Distributor (as principal underwriter) have  adopted a Code of Ethics or written supervisory procedures (in accordance with Rule 17j-1 under the 1940 Act) governing personal trading by persons who manage, or who have access to trading activity by the Portfolio (“Code of Echics”).  The Code of Ethics allows trades to be made in securites that may be held by the Portfolio, however, they prohibit a person from taking advantage of Portfolio trades or from acting on inside information.  Information about the Code of Ethics may be obtained by calling the SEC’s Public Reference Room at 1-202-942-8090.  Copies of the Code of Ethics may also be obtained on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public reference Section of the SEC, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolio’s portfolio securities.  The Company’s proxy voting procedures provide that funds-of-funds, including the Portfolio, will “echo” vote their interests in Underlying Funds.  This means that, if the Portfolio must vote on a proposal with respect to an Underlying Fund, the Portfolio will vote its interest in that Underlying Fund in the same proportion that all other shareholders in the Underlying Fund voted their interests.  The effect of echo voting may be that a small number of shareholders may determine the outcome of a vote. The procedures delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest.  In delegating voting authority to DSL, the Board has also approved the adviser’s proxy voting procedures, which require the adviser to vote proxies in accordance with the Company’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  In addition, the Compliance Committee oversees the implementation of the Company’s proxy voting procedures.  A copy of the proxy voting procedures and guidelines of the Company, including the proxy

77

voting procedures of the adviser, is attached hereto as Appendix B.  Information regarding how the Portfolio voted proxies relating to portfolio securities for the one-year period ending June 30th is available no later than August 31st of each year through the ING Funds’ website at http://www.ingfunds.com or by accessing the SEC’s EDGAR database at http://www.sec.gov.

DISCLOSURE OF THE PORTFOLIO’S PORTFOLIO SECURITIES

The Portfolio is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis.   This schedule is filed with the Portfolio’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, the Portfolio posts its portfolio holdings schedule on ING’s website on a month-end basis and makes it available 10 days after the end of the previous calendar month.  The portfolio holdings schedule is as of the last day of the calendar month (e.g., the Portfolio will post the month-end June 30 holdings on July 11).  The Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.  The Portfolio also compiles a list composed of its ten largest holdings. (“Top Ten”).  This information is produced monthly, and is made available on ING’s website, on the tenth day of each month.  The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute the Portfolio’s shares and most third parties may receive the Portfolio’s annual or semi-annual shareholder reports, or view on ING’s website, the Portfolio’s portfolio holdings schedule.  The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products, variable annuity contracts and other products offered to Qualified Plans.

Other than in regulatory filings or on ING’s website, the Portfolio may provide its portfolio holdings to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so.  Unless otherwise noted below, the Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided.  Specifically, the Portfolio’s disclosure of its portfolio holdings may include disclosure:

•	to the Portfolio’s independent registered public accounting firm, named herein, for use in providing audit opinions;
•	to financial printers for the purpose of preparing Portfolio regulatory filings;
•	for the purpose of due diligence regarding a merger or acquisition;
•	to a new adviser or sub-adviser prior to the commencement of its management of the Portfolio;
•	to rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor’s, such agencies may receive more raw data from the Portfolio than is posted on the Portfolio’s website;
•	to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolio;
•	to service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolio; or
•	to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

78

The Company’s Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Portfolio’s portfolio securities is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of the Portfolio’s shareholders, on the one hand, and those of the Portfolio’s investment adviser, principal underwriter or any affiliated person of the Portfolio, its investment adviser, or its principal underwriter, on the other.  Such Policies authorize the Portfolio’s administrator to implement the Company’s Board’s policies and direct the administrator to document the expected benefit to shareholders.  Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolio’s shareholders.  Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, principal underwriter and their affiliates.  The Company’s Board has authorized the senior officers of the Portfolio’s administrator to authorize the release of the Portfolio’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies.  The Portfolio’s administrator reports quarterly to the Board regarding the implementation of the Policies.

The Portfolio has the following ongoing arrangements with certain third parties to provide the Portfolio’s portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
ISS Governance Services, a unit of RiskMetrics Group, Inc.	Proxy Voting & Class Action Services	Daily	None
Charles River Development	Compliance	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Company’s Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolio and its shareholders.  The Company’s Board must approve any material change to the Policies.  The Policies may not be waived, or exceptions made, without the consent of ING’s Legal Department.  All waivers and exceptions involving any of the Portfolio will be disclosed to the Company’s Board no later than its next regularly scheduled quarterly meeting.  No compensation or other consideration may be received by the Portfolio, DSL, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shares of the Portfolio will be owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts (“VA Contracts”) and variable life insurance contracts (“VLI Contracts”), to qualified pension and retirement plans outside the separate accounts context, to investment advisers and their affiliates in connection with the creation or management of the Portfolio and certain other investment companies.

As of November 4, 2009, none of the Independent Directors or their immediate family members owned beneficially or of record securities in DSL or ING Groep, N.V. (“ING Groep”), a global financial services holding company based in the Netherlands, or any affiliated companies of DSL or ING Groep.  In addition, none of the Independent Directors or their immediate family members had a direct or indirect material interest in DSL or ING Groep or any affiliated companies of DSL or ING Groep.

79

Shares of the Portfolio may be offered to insurance companies as depositors of separate accounts which are used to fund variable annuity contracts (“VA Contracts”) and variable life insurance contracts (“VLI Contracts”), to qualified pension and retirement plans outside the separate accounts context, to investment advisers and their affiliates and to other investment companies.   As of August 21, 2009, none of the Directors and officers of the Company owned any of the outstanding shares of the Portfolio.  As of that date, to the knowledge of management, no person owned beneficially or of record any of the outstanding shares of any class of the Portfolio.  Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company.  A control person may be able to take action regarding the Portfolio without the consent or approval of shareholders.

ADVISER

DSL (“Adviser”) serves as the adviser to the Portfolio pursuant to an investment advisory agreement between DSL and the Company (“Investment Advisory Agreement”). DSL’s principal address is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. DSL is a Delaware limited liability company that is an indirect, wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.  The principal executive offices of ING Groep are located at Amstelveenseweg 500, 1081 KL, P.O. Box 810, 1000 AV Amsterdam, Netherlands.  DSL is registered with the SEC as an investment adviser.

Under the Investment Advisory Agreement and subject to the authority of the Board of Directors, DSL has the overall responsibility for furnishing continuous investment supervision to the Portfolio and is responsible for the management of the Portfolio. DSL is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of the Portfolio’s assets and the purchase and sale of portfolio securities for the Portfolio. The Investment Advisory Agreement provides that DSL is not subject to liability to the Company for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

The Investment Advisory Agreement provides that DSL shall pay: (a) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Portfolio, including, without limitation, office space, office equipment, telephone and postage costs; and (b) any fees and expenses of all Directors, officers and employees, if any, of the Company who are employees of DSL or an affiliated entity and any salaries and employment benefits payable to those persons.

The Portfolio and DSL have received an exemptive order from the SEC that allows the Adviser to enter into investment sub-advisory agreements (“Sub-Advisory Agreements”) with a non-affiliated sub-adviser and to materially amend the Sub-Advisory agreements with the approval of the Portfolio’s Board, but without shareholder approval.  In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders within 90 days of the change.  The Adviser remains responsible for providing general management services to the Portfolio, including overall supervisory responsibility for the general management services to the Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets, and, subject to the review and approval of the Board, will among other things:  (i) set the Portfolio’s overall investment strategies; (ii) evaluate, select and recommend a sub-adviser to manage all or part of the Portfolio’s assets; (iii) when appropriate, allocate and reallocate the Portfolio’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of the sub-advisers;

80

and (v) implement procedures reasonably designed to ensure that the sub-adviser complies with the Portfolio’s investment objectives, policies and restrictions.

The Investment Advisory Agreement has an initial term of two years and provides that it will remain in effect from year-to-year thereafter if approved annually by a majority vote of the Directors, including a majority of the Directors who are not “interested persons” as that term is defined in the 1940 Act, of the Company or of ING, in person at a meeting called for that purpose. The Investment Advisory Agreement may be terminated as to the Portfolio without penalty at any time on sixty days written notice by: (i) the Directors; (ii) a majority vote of the outstanding voting securities of that Portfolio; or (iii) DSL. The Agreement terminates automatically in the event of assignment.

For information regarding the basis for the Board’s approval of the investment advisory agreement for the Portfolio, please refer to the semi-annual shareholder report to be dated June 30, 2010.

Advisory Fees

As compensation for its services under the Investment Advisory Agreement, the Portfolio pays DSL, expressed as an annual rate, a monthly fee in arrears equal to 0.10% of the Portfolio’s average daily net assets during the month.

Out of its advisory fee, DSL pays ING Investment Management Co. (“Consultant”) a consulting fee equal to 0.03% of the Portfolio’s average daily net assets.

Total Advisory Fees Paid

As of the date of this SAI, the Portfolio had not commenced operations.  As a result, no advisory fees were paid for the fiscal year ended December 31, 2008.

Expense Limitation Agreement

DSL has entered into an expense limitation agreement with the Portfolio pursuant to which DSL has agreed to waive or limit its fees.  In connection with the agreement and certain U.S. tax requirements, DSL will assume other expenses so that the total annual ordinary operating expenses of the Portfolio (which excludes interest, taxes, acquired (underlying) fund fees and expenses, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Portfolio’s business, and expenses of any counsel or other persons or services retained by the Portfolio’s Directors who are not “interested persons” (as defined in the 1940 Act) of the DSL or any sub-adviser do not exceed the limits set forth below of the Portfolio’s average daily net assets, subject to possible recoupment by DSL within three years:

Portfolio	Adviser Class	Initial Class	Service Class	Service 2 Class	T Class
ING Index Solution 2055	0.62%	0.12%	0.37%	0.52%	0.82%

The Portfolio may at a later date reimburse DSL for management fees waived and other expenses assumed by DSL during the previous thirty-six (36) months, but only if, after such reimbursement, the Portfolio’s expense ratio does not exceed the percentage described above.  DSL will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

The expense limitation agreement provides that the expense limitation shall continue until May 1, 2011.  The expense limitation is contractual and, after the initial term, shall renew automatically for one-year terms unless DSL provides written notice of termination of the agreement to the Independent Chairperson

81

of the Board within ninety (90) days’ of the end of the then-current term for the Portfolio or upon termination of the Investment Management Agreement.  The expense limitation agreement may also be terminated by the Company, without payment of any penalty, upon written notice to DSL at its principal place of business within ninety (90) days’ of the end of the then-current term for the Portfolio.

INVESTMENT COMMITTEE

An Investment Committee of DSL reviews the allocation of the Portfolio’s assets. The Investment Committee is responsible for the day-to-day management of the Portfolio. No member of the Investment Committee is solely responsible for making recommendations for Portfolio purchases or sales or asset allocation recommendations.

The Investment Committee consists of the following persons:  William A. Evans, Heather Hackett and Paul Zemsky.  William A. Evans, Heather Hackett and Paul Zemsky have been on the Investment Committee since the Portfolio’s inception.

William A. Evans, CFA, Vice President, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors.

Heather Hackett has been with ING IM since 2005 and is primarily responsible for outcome oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a Portfolio Specialist supporting the International Equity and Asset Allocation teams.  Most recently, Ms. Hackett was an analyst in the Consulting Group of Smith Barney. Earlier in her career, she was a registered associate with Schroder & Co.

Paul Zemsky, head of ING’s Multi-Asset Strategies & Solutions Group.  Mr. Zemsky joined ING IM in 2005 as Head of Derivative Strategies.  Prior to joining ING, Mr. Zemsky spent 18 years with J.P. Morgan Investment Management where he held numerous positions.

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts overseen by each member of the investment committee as of September 30, 2009:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Investment Committee Member	Number of Accounts	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
William A. Evans	17	$3,876,783,449	0	$0	0	$0
Heather Hackett	23	$4,429,726,535	0	$0	0	$0
Paul Zemsky(1)	43	$16,335,470,443	3	$250,186,569	0	$0

*	None of these accounts have an advisory fee based on the performance of the account.

(1)	2 of these accounts with total assets of $771,127,043 have an advisory fee based on the performance of the accounts.

Potential Conflict of Interest

Potential conflicts of interest may arise in the Investment Committee Members’ management of the Portfolio.  The Investment Committee may be subject to competing interests that have the potential to influence its decision making with regard to the allocation of Portfolio assets.  For example, one Underlying Fund may pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with DSL while others do not.  Therefore, the Investment Committee may

82

have an incentive to allocate Portfolio assets in a manner that benefits DSL’s or an affiliate’s interests, or the interests of an Underlying Fund in addition to or in lieu of the Portfolio’s interests.  In addition, the Investment Committee may believe that certain Underlying Funds may benefit from additional assets or could be harmed by redemptions.

The Asset Allocation Committee may also be subject to other conflicts of interest. The Asset Allocation Committee’s insurance company affiliates that issue the Variable Contracts bear investment risk for guarantees and benefits under those Variable Contracts and related riders. An insurer may suggest specifications for the risk/return characteristics of investment options offered under its Variable Contracts including the Portfolio, or may believe that the Portfolio’s selection and allocation to particular Underlying Funds could lessen the insurance company’s potential investment risk or make it easier for the insurance company to hedge its investment risk. While the investment process is intended to produce allocation decisions that are in the best interests of the Portfolio and its shareholders, investors bear the risk that decisions may be influenced by this and other potential conflicts of interest.

Compensation Structure of Investment Committee Member

An Investment Committee Member’s compensation consists of: (a) fixed base pay in the form of a fixed annual salary; (b) bonus which is based on several factors including the individual’s performance rating, the performance of the ING entity that employs the Member, and the performance of ING Groep and its subsidiaries in the United States; and (c) long-term equity awards tied to the performance of the parent company, ING Groep.  The Investment Committee Members each have substantial additional duties for the entity that employs him or her, or to the Board of Directors of the ING Funds.  Thus, their individual performance ratings will be based in large part on services other than the Committee, although the value of the assets held in the Portfolio and the performance of the Portfolio may be a factor in a Investment Committee Member’s job performance rating.

Based on job function, internal comparators and external market data, Investment Committee Members participate in the ING Long-Term Incentive Plan.  The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

The Investment Committee Members earning $125,000 or more in base salary compensation may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at annual fixed interest rates.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

The Investment Committee Members participate in ING’s Pension and Retirement Plans, which are available generally to all salaried employees.

Investment Committee Member Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each investment committee member as of September 30, 2009, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Investment Committee Member	Portfolio Shares Owned

William A. Evans	None
Heather Hackett	None

Paul Zemsky

None

83

ADMINISTRATOR

The Administrative Services Agreement - Pursuant to an Administrative Services Agreement between the Company and ING Funds Services, LLC (“IFS”), IFS has agreed to provide all administrative services in support of the Portfolio and is responsible for the supervision of the Company’s other service providers.  The Administrative Services Agreement will remain in effect from year-to-year if approved annually by a majority of the Directors. It may be terminated by either party on sixty days’ written notice.  As compensation for its services, IFS receives a monthly fee from the Portfolio at an annual rate of 0.02% based on the average daily net assets of the Portfolio.

Because the Portfolio had not commenced operations as of December 31, 2008, the Administrator had not received any fees with respect to the Portfolio pursuant to the Administration Services Agreement.

CUSTODIAN

The Bank of New York Mellon, One Wall Street, New York, New York, 10286 serves as custodian of the Company.  The Custodian does not participate in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold.

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the Transfer Agent and dividend-paying agent for the Company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP serves as the independent registered public accounting firm for the Portfolio. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.   KPMG LLP is located at 99 High Street, Boston, Massachusetts 02110.

LEGAL COUNSEL

Dechert LLP, 1775 I Street, NW, Washington, D.C. 20006, will pass upon legal matters for the Portfolio in connection with the offering of its shares.

PRINCIPAL UNDERWRITER

The Company has entered into a Distribution agreement (“Distribution Agreement”) pursuant to which Distributor, 7337 East Doubletree Ranch Road, Scottsdale, Arizona  85258, a subsidiary of ING, as agent, serves as principal underwriter for the continuous offering of shares of the Portfolio. The Distribution Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of the Portfolio’s shares, and by a vote of a majority of the Directors who are not “interested persons” of the Distributor, or the Company, appearing in person at a meeting called for the purpose of approving such Distribution Agreement. The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days’ written notice by the Directors or the Distributor or by vote of holders of a majority of the Portfolio’s shares without the payment of any penalty. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of  the Portfolio, although it is not obligated to sell any particular amount of shares. The Distributor shall be responsible for any costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms and advertisements as it elects to prepare. The Company shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing

84

prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders.  The Distributor does not receive compensation for providing services under the Agreement.

PORTFOLIO TRANSACTIONS(1)

The Sub-Adviser for an Underlying Fund (“Sub-Adviser”) places orders for the purchase and sale of investment securities for the Underlying Fund, pursuant to authority granted in the relevant Investment Sub-Advisory Agreement.  Subject to policies and procedures approved by the Company’s Board, the Sub-Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network (“ECN”) or alternative trading system (“ATS”).

In situations where a Sub-Adviser resigns or ING Investments otherwise assumes day to day management of an Underlying Fund pursuant to its Investment Advisory Agreement with the Underlying Fund, ING Investments will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services.  In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed.  Securities traded in the over-the-counter markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Transactions in certain over-the-counter securities also may be effected on an agency basis, when, in the Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker.  In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.  The Sub-Adviser may also place trades using an ECN or ATS.

How the Sub-Adviser Selects Broker-Dealers

The Sub-Adviser has a duty to seek to obtain best execution of the Underlying Fund’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.  In selecting brokers and dealers to execute trades, the Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers.  This consideration often involves qualitative as well as quantitative judgments.  Factors relevant to the nature of the trade may include, among others, price  (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution.  Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers

(1) For purposes of this section, the discussion relating to investment decisions made by the Adviser or Sub-Adviser with respect to the Portfolio also includes investment decisions made by an adviser or sub-adviser with respect to an Underlying Fund.  For convenience, only the terms Adviser or Sub-Adviser and Underlying Fund are used.

85

may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Sub-Adviser, as demonstrated in the particular transaction or other transactions.    Subject to its duty to seek best execution of the Underlying Fund’s orders, the Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Underlying Funds. Under these programs, the participating broker-dealers will return to an Underlying Fund (in the form of a credit to the Underlying Fund) a portion of the brokerage commissions paid to the broker-dealers by the Underlying Fund.  Theses credits are used to pay certain expenses of the Underlying Fund. These commission recapture payments benefit the Underlying Funds, and not the Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for an Underlying Fund, the Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances.  As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”), the Sub-Adviser may cause a Underlying Fund to pay a broker-dealer a commission for effecting a securities transaction for an Underlying Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Sub-Adviser makes a good faith determination that the broker’s commission paid by the Underlying Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Sub-Adviser’s overall responsibilities to the Underlying Fund and its other investment advisory clients.   The practice of using a portion of an Underlying Fund’s commission dollars to pay for brokerage and research services provided to the Sub-Adviser is sometimes referred to as “soft dollars.”  Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor — Research products and services may include, but are not limited to, general economic, political, business  and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earning estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives.  Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, and software related to order routing, market access, algorithmic trading, and other trading activities.   On occasion, a broker-dealer may furnish the Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities).  In this case, the Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Sub-Adviser from its own Underlying Funds, and not by portfolio commissions paid by a Underlying Fund.

86

Benefits to the Sub-Adviser - Research products and services provided to the Sub-Adviser by broker-dealers that effect securities transactions for an Underlying Fund may be used by the Sub-Adviser in servicing all of its accounts.  Accordingly, not all of these services may be used by the Sub-Adviser in connection with that Underlying Fund or any of the Underlying Funds.  Some of these products and services are also available to the Sub-Adviser for cash, and some do not have an explicit cost or determinable value.  The research received does not reduce the sub-advisory fees payable to the Sub-Adviser for services provided to the Underlying Fund.  A Sub-Adviser’s expenses would likely increase if the Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser or a Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep or the Adviser or the Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of an Underlying Fund is subject to rules adopted by the SEC and the Financial Industry Regulatory Authority (“FINRA”).  Under these rules, a Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of any Underlying Fund when selecting a broker dealer for Underlying Fund portfolio transactions, and neither the Underlying Funds nor a Sub-Adviser may enter into an agreement under which an Underlying Fund directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Underlying Fund shares.  The Underlying Funds have adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for an Underlying Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Underlying Fund will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information about trading in Fixed-Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Underlying Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of each Underlying Fund to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved.

87

While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Underlying Funds will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in Sub-Advisers, investment personnel, reorganizations or mergers of Underlying Funds may result in the sale of a significant portion or even all of a Underlying Fund’s portfolio securities.  This type of change generally will increase trading costs and the portfolio turnover for the affected Underlying Fund.  The Underlying Fund, the Adviser, or the Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser, reorganization or other changes.

Allocation of Trades

Some securities considered for investment by an Underlying Fund may also be appropriate for other clients served by that Underlying Fund’s Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Underlying Fund and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Underlying Fund and such other clients in a manner deemed fair and equitable, over time, by the Sub-Adviser and consistent with the Sub-Adviser’s written policies and procedures.  Sub-Advisers may use different methods of allocating the results aggregated trades.  Each Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which an Underlying Fund participated are subject to periodic review by the Board.  To the extent any of the Underlying Funds seek to acquire (or dispose of) the same security at the same time, one or more of the Underlying Funds may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Underlying Fund is concerned.  However, over time, a Underlying Fund’s ability to participate in aggregate trades is expected to provide better execution for the Underlying Fund.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the condition of Rule 17a-7 under the 1940 Act and conditions of the policy.

Because the Portfolio had not commenced operations as of the fiscal year ended December 31, 2008, no commissions with respect to portfolio transactions were paid to certain brokers because of research services.

Because the Portfolio had not commenced operations as of the fiscal year ended December 31, 2008, no brokerage commissions were paid.

Because the Portfolio had not commenced operations as of the fiscal years ended December 31, 2008, no affiliated brokerage commissions were paid.

DESCRIPTION OF SHARES

The Company is organized as a Maryland corporation.  The Articles of Incorporation authorize the Company to issue sixteen billion, six hundred million (16,600,000,000) shares of common stock with a

88

par value of $.001 per share. The shares are non-assessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are un-certificated. The Articles of Incorporation authorize the Directors to create and classify shares of Capital Stock into one or more classes of shares.  The Directors have classified shares of the Portfolio into five classes: ADV Class shares, I Class shares, S Class shares, Class S2 shares and Class T shares.

Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and, generally, have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any expenses attributable to that class; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.  In addition, Class T shares are not subject to an initial sales charge or contingent deferred sales charge, but are subject to a shareholder servicing fee of an annual rate not to exceed 0.25% of average daily net assets per annum and a Rule 12b-1 distribution fee of 0.50% of average daily net assets per annum.  The Distributor has agreed to waive a portion of the distribution fee for Class T shares.  The expense waiver will continue through at least May 1, 2011, but in any event, the Company will notify shareholders if it intends to pay the Distributor more than 0.45% (not to exceed 0.50% under the current Rule 12b-1 Plan) in the future.

Each ADV Class share, I Class share, S Class share, Class S2 share and Class T share represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of the Portfolio, and any different shareholder services relating to a class of shares.  Expenses assessed to the ADV Class, Class S2 or Class T shares are borne exclusively by the ADV Class, Class S2 or Class T pursuant to a separate 12b-1 Plan adopted for that class, and expenses assessed pursuant to Shareholder Servicing Plans are borne by the ADV Class, S Class, Class S2 or Class T, respectively.  Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board, including a majority of the non-interested directors.  The ADV Class, Class S2 or Class T shares shall vote separately on any matter submitted to shareholders that pertains to the Rule 12b-1 Plan adopted for that class, or any class expense borne by that class where required by the 1940 Act or other applicable law.

I Class shares of the Portfolio are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary, or where the qualified retirement plan has assets of $50 million or more. I Class shares of the Portfolio are offered without a sales charge, a shareholder servicing fee or a distribution fee.

S Class shares of the Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account.  S Class shares of the Portfolio are offered without a sales charge but are subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for the S Class which shall not initially exceed 0.25% (on an annual basis) of the average daily NAV of the Portfolio’s S Class held by customers of such Service Organizations.

ADV Class shares of the Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account.  ADV Class shares of the Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan

89

adopted for the ADV Class in the amount of 0.25% (on an annualized basis) of the Portfolio’s ADV Class.

Class S2 shares of the Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Class S2 shares of the Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for the Class S2 shares in the amount of 0.25% (on an annualized basis) of the Portfolio’s Class S2 shares. The Distributor has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio, so that the actual fee paid by the Portfolio is an annual rate of 0.15%. Absent this waiver, the distribution fee is 0.25% of net assets. The expense waiver will continue through at least May 1, 2011. There is no guarantee that this waiver will continue after this date. The 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred. The Portfolio may also pay securities dealers, brokers, financial institutions or other industry professionals (individually a “Service Organization” and collectively “Service Organizations”) for providing distribution assistance pursuant to a Distribution Services Agreement under the 12b-1 Plan. Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class S2 shares, including, but not limited to: compensation to and expenses of employees of the Distributor who engage in or support distribution of the Class S2 shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to Service Organizations who sell Class S2 shares. The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of Class S2 shares (“Distribution Services”), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service organizations who sell Class S2 shares.

Class T shares of the Portfolio are intended for 401(k) plans through ING’s U.S. retirement markets business.  Class T shares of the Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for Class T shares in the amount of 0.50% (on an annualized basis) of the Portfolio’s Class T shares.  The Distributor has contractually agreed to waive 0.05% of the distribution fee for Class T shares of the Portfolio, so that the actual fee paid by the Portfolio is an annual rate of 0.45%.  Absent this waiver, the distribution fee is 0.50% of net assets.  The expense waiver will continue through at least May 1, 2011.  There is no guarantee that this waiver will continue after this date.

The 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred. The Company also may pay securities dealers, brokers, financial institutions or other industry professionals (individually a “Service Organization” and collectively “Service Organizations”) for providing distribution assistance pursuant to a Distribution Services Agreement under the 12b-1 Plan.  Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of ADV Class Shares, including, but not limited to:  compensation to and expenses of employees of the Distributor who engage in or support distribution of the ADV Class Shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to Service Organizations who sell ADV Class Shares. The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of ADV Class Shares (“Distribution Services”), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service Organizations who sell ADV Class Shares.

ADV Class, Class S2 and Class T shares of the Portfolio are further subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the

90

Shareholder Servicing Plan adopted for ADV Class, Class S2 and Class T which shall not initially exceed 0.25% (on an annual basis) of the average daily NAV of the Portfolio’s ADV Class, Class S2 or Class T shares held by customers of such Service Organizations.

Shareholders of the ADV Class shares of the Portfolio are generally entitled to exchange those shares at NAV for ADV Class shares of other portfolios that offer ADV Class shares.  Shareholders of the ADV Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to ADV Class shares after the exchange.  Shareholders of S Class shares of the Portfolio are generally entitled to exchange those shares at NAV for S Class shares of other portfolios that offer S Class shares. Shareholders of I Class shares of the Portfolio are generally entitled to exchange those shares at NAV for I Class shares of other portfolios that offer I Class shares.  Shareholders of the Class S2 shares of the Portfolio are generally entitled to exchange those shares at NAV for Class S2 shares of other portfolios that offer Class S2 shares.  Shareholders of the Class S2 shares continue to be subject to the Rule 12b-1 Plan fee applicable to Class S2 shares after the exchange.

Because the Portfolio had not commenced operations as of the date of this SAI, there were no shareholder servicing, 12b-1 fees or distribution expenses paid by the Portfolio for the fiscal year ended December 31, 2008.

Because the Portfolio had not commenced operations as of the date of this SAI, there were no distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to the Portfolio for the fiscal period ended December  31, 2008.

VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. Certain shareholders of the Portfolio are the insurance companies for their separate accounts using the Portfolio to fund VA Contracts and VLI Contracts. The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Contracts through to Variable Contract owners as described in the prospectus for the applicable VA Contract or VLI Contract.

The Directors shall continue to hold office until the Annual Meeting of Shareholders next held after his/her election, or until his/her successor is duly elected and qualified. No annual meeting of the shareholders for the purpose of electing Directors will be held. However, Shareholders holding a majority of outstanding shares may request a special meeting for the purpose of removing and replacing a Director. Vacancies on the Board occurring between any such meetings shall be filled by the remaining Directors. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Special shareholder meetings may be called when requested in writing by the holders of not less than 50% of the outstanding voting shares of the Portfolio. Any request must state the purposes of the proposed meeting.

The Articles may be amended if duly advised by a majority of the Directors and approved by the affirmative vote of a majority of votes entitled to be cast.

91

PERFORMANCE INFORMATION

The Company may, from time to time, include the total return of the Portfolio in advertisements or sales literature.  In the case of Variable Contracts, performance information for the Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

Quotations of average annual total return for the Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).  Quotations of total return may also be shown for other periods.  All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Because Portfolio had not commenced operations as of December 31, 2008, there are no average annual total returns.

COMBINATION WITH ING INDEX SOLUTION INCOME PORTFOLIO

When ING Index Solution 2055 reaches its Target Date, it may be combined with ING Index Solution Income Portfolio, without a vote of shareholders, if the Company’s Board determines that combining such Portfolio with the ING Index Solution Income Portfolio would be in the best interest of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after the Portfolio’s Target Date), the Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of the Portfolio will become shareholders of ING Index Solution Income Portfolio.

PORTFOLIO TURNOVER

A change in securities held in the portfolio of the Portfolio is known as “portfolio turnover” and may involve the payment by the Portfolio of dealer mark-ups of brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. The Portfolio cannot accurately predict its turnover rate, however the rate will be higher when the Portfolio finds it necessary to significantly change their portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase expenses and may involve realization of capital gains by the Portfolio.

NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each class of the Portfolio’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Portfolio shares will not be priced on these days. On those days, securities held by an Underlying Fund may nevertheless

92

be actively traded, and the value of the Portfolio’s shares could be indirectly affected. As a general matter, the Portfolio invests in the Underlying Funds which in turn invest directly in securities.  The Portfolio generally relies on the NAVs provided by the Underlying Funds in computing the Portfolio’s NAV. However, the following is information regarding the calculation of NAV for the Underlying Funds and the Portfolio.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price an Underlying Fund would receive if it sold the instrument. (See, “Shareholder Information - Net Asset Value” in the Prospectuses.)  The long-term debt obligations held in an Underlying Fund’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself.  Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of an Underlying Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of the Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating the Portfolio’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the

93

foreign exchange to not represent a readily available market value quotation for such securities at the time the Portfolio determines its NAV.  In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures.  Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events.  Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations.  An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Portfolio calculates its NAV.  There can be no assurance that such models accurately reflect the behavior of the applicable markets on the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations recommended by such research service, and valuations recommended by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV.

Options on securities, currencies, futures, and other financial instruments purchased by the Portfolio are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC Options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Portfolio’s total assets. The Portfolio’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding U.S. Treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of the Portfolio, all class-specific liabilities incurred or accrued are deducted from the class’ net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

TAX CONSIDERATIONS

The following is only a summary of certain additional tax considerations generally affecting the Portfolio that are not described in the Prospectuses. The discussions below and in the Prospectuses are not intended as substitutes for careful tax planning.

94

Qualification as a Regulated Investment Company— The Portfolio has elected to be taxed and intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company (“RIC”), the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described in this section. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a RIC must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (if so provided by regulations, to the extent such currency gains are directly related to the RIC’s principal business of investing in stock or securities), net income derived from an interest in a qualified publicly traded partnership and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (“Income Requirement”).

In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a RIC. Under this test, at the close of each quarter of the Portfolio’s taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

If for any taxable year the Portfolio does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts— Under Section 817(h) of the Code, a VLI Contract or VA Contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is “adequately diversified.” A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the U.S. Treasury Regulations. Specifically, the U.S. Treasury Regulations provide that, except as permitted by the “safe harbor” discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being

95

adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. government securities and securities of other RICs. In addition, a segregated asset account with respect to a VLI Contract is treated as adequately diversified to the extent of its investment in securities issued by the U.S. Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a RIC will be entitled to “look through” the RIC to its pro rata portion of the RIC’s assets, provided that the shares of such RIC are generally held only by segregated asset accounts of insurance companies and certain fund managers in connection with the creation or management of the Portfolio (a “Closed Fund”).

If the segregated asset account upon which a Variable Contract is based is not “adequately diversified” under the foregoing rules for each calendar quarter, then: (a) the Variable Contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods; and (b) the holders of such contract must include as ordinary income the “income on the contract” for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a “life insurance contract” under the Code. The “income on the contract” is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if the Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

The U.S. Treasury Department has issued various rulings and other pronouncements addressing the circumstances in which a Variable Contract owner’s control of the investments of the separate account may cause the Variable Contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Variable Contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Variable Contract owner’s gross income. The arrangements concerning the Portfolio are similar to, but different in some respects from, those described by the U.S. Treasury Department in rulings in which it was determined that Variable Contract owners were not owners of separate account assets. Since you may have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that the IRS might treat you as the owner of your Variable Contract’s proportionate share of the assets of the separate account. You should review your Variable Contract’s prospectus and statement of additional information and you should consult your own tax adviser as to the possible application of the “investor control” doctrine to you.

If the Portfolio fails to qualify to be taxed as a RIC, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will institute ordinary income to the extent of such Portfolio’s available earnings and profits. Owners of Variable Contracts which have invested in the Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if the Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

96

Excise Tax on RICs— A 4% non-deductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year, 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a RIC having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)) and all ordinary income and capital gains earned in previous years that were not distributed during such years. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a RIC shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses from Section 988 transactions under the Code incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Effect of Future Legislation; Local Tax Considerations— The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the U.S. Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in the Portfolio.

FINANCIAL STATEMENTS

The fiscal year of the Company ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the Company’s independent registered public accounting firm will be sent to shareholders each year. Annual and un-audited semi-annual shareholder reports, when available, may be obtained without charge by contacting the Company at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, or calling the Company at (800) 992-0180.

97

APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR’S RATINGS SERVICES

AAA — Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A-1

A — Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATINGS

AAA: Bonds considered to be investment-grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment-grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment-grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment-grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

A-2

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

RatingWatch: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for potential downgrade, or “Evolving”, where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

A-3

APPENDIX B - PROXY VOTING PROCEDURES AND GUIDELINES

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  September 1, 2009

I.              INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.            COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee

(1)           Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance  Committee with respect to any other Fund.

(2)           The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

B-1

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.           DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(1), has approved them on behalf of such Sub-Adviser-Voted Series.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

(1)           The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

B-2

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.           APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.            VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any

B-3

research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

B-4

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.     Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish

B-5

whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.           CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.         REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website.  No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website.  The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

B-6

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)           Sub-Adviser-Voted Series:  ING Franklin Mutual Shares Portfolio

B-7

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.              INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

B-8

II.            ROLES AND RESPONSIBILITIES

A.            Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.            Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is ISS Governance Services, a unit of RiskMetrics Group, Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to

B-9

call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.            Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a

B-10

matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.            Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may

B-11

be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.           VOTING PROCEDURES

A.            In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

B-12

2.             Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.     The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

B-13

IV.           ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.            Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.            Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including

B-14

taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.            REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

B-15

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President — Special Projects, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Senior Counsel, ING Americas US Legal Services

Effective as of January 1, 2008

B-16

EXHIBIT 3

to the

ING Funds

Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.             INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.            GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

B-17

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, ISS Governance Services, a unit of RiskMetrics Group, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.             The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

B-18

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from culpable nominees as appropriate, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD support from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD support from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.  However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD support from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.  Generally, vote FOR nominees

B-19

when (1) the issue relevant to the majority negative vote has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD support from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD support from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee.  Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                      Where applicable and except as otherwise provided for herein, DO NOT WITHHOLD support from nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(2)                      In cases in which the Agent has identified a “pay for performance” disconnect, or internal pay disparity, as such issues are defined by the Agent, DO NOT WITHHOLD support from director nominees.

(3)                      If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, DO NOT WITHHOLD support from such nominees if mitigating provisions or board actions (e.g., clawbacks) are present.

(4)                      If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace or exchange options, generally WITHHOLD support from such nominees.

(5)                      If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), DO NOT WITHHOLD support from such nominees if the company has provided adequate rationale or disclosure or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(6)                      If the Agent recommends withholding support from nominees in connection with executive compensation practices related to tax gross-ups, perquisites, provisions related to retention or recruitment, including contract length or renewal provisions, “guaranteed” awards, pensions/SERPs, severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.

B-20

Generally DO NOT WITHHOLD support solely due to such practices if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(7)                      If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(8)                      If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)                      Generally, vote FOR independent outside director nominees serving on the audit committee.

(2)                      Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support from nominees serving on the audit committee who did not serve on that committee during the majority of the time period relevant to the concerns cited by the Agent.

(3)                      If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.

(4)                      If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)                      WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)                      WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)                      Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)                      Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

B-21

(5)                      When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except support proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax

B-22

existing standards), but generally DO NOT VOTE AGAINST management proposals in this regard.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)                      The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)                      Only if the director’s legal expenses would be covered.

2.             Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.             Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring, exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  If independence concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

B-23

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.             Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

B-24

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.             Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

B-25

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.             Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

B-26

•                  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, irrespective of whether the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated.  For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

B-27

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.             Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•                  Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•                  Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•                  Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•                  Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•                  Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

•                  Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

B-28

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights.  Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if management has provided adequate rationale and/or disclosure.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

B-29

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.             Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•                  Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to matters that would not result in a negative vote under these

B-30

Guidelines on the relevant board or committee member(s), or equity compensation burn rate or pay for performance as defined by Agent.

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for plan changes assessed as material by the Agent, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold.  DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

B-31

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

B-32

Generally vote AGAINST shareholder proposals to submit executive severance agreements for shareholder ratification, unless such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention, generally voting FOR such compensation arrangements if the issuer has provided adequate rationale and/or disclosure or support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).  However, vote in accordance with the Agent’s recommendations FOR new or materially amended plans, contracts or payments that require change in control provisions to be double-triggered and defined to require an actual change in control, except that plans, contracts or payments not meeting such standards may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.

9.             State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

B-33

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.          Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.          Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

B-34

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, consider proposals to change a fund’s fundamental investment objective to nonfundamental on a CASE-BY-CASE basis.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

B-35

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.          Social and Environmental Issues

These issues cover a wide range of topics.  In general, unless otherwise specified herein, vote CASE-BY-CASE.  While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.  Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.                               Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein.  The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of

B-36

such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

B-37

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent.  For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

B-38

•                  bundled slates of nominees (e.g., France, Hong Kong or Spain);

•                  simultaneous reappointment of retiring directors (e.g., South Africa);

•                  in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•                  nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•                  the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  the founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  the nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  evidence exists regarding compliance or accounting shortfalls.

For markets such as the tax havens, Australia, Canada, Hong Kong, Japan, Malaysia, Singapore and South Africa (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance

B-39

shall apply.  The same policy shall be applied regarding attendance by statutory auditors of Japanese companies.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, vote with Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).

Generally, vote with Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders.  Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.  In cases in which multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

B-40

Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.  Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally vote FOR retirement bonus proposals if all payments are for directors and auditors who have served as executives of the company.  Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

B-41

Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments) that:

•                  exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan) or broad-based employee participation otherwise meeting Agent’s standards (e.g., France);

•                  are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable by the Agent due to market practice or other mitigating provisions;

•                  provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•                  permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•                  for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

•                  provide for vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•                  permit post-employment vesting if deemed inappropriate by the Agent;

•                  allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•                  provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above, or (2) otherwise meet the Agent’s tests if the considerations raised

B-42

by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if the company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, market practice of the primary country in which a company does business, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)          practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)          retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)          long-term incentive plans deemed by the Agent to be inadequately based on equity awards (e.g., cash-based plans);

(4)          equity award valuation triggering a negative recommendation from the Agent; or

(5)          provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Reports with typically unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights),

B-43

or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

B-44

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors but not severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided and generally voted FOR if the overall compensation package and/or program at issue appears reasonable.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.  For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s

B-45

standards.  In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•                  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  the payout is excessive given the company’s financial position.

Consider such proposals by issuers in other markets on a CASE-BY-CASE basis if the Agent makes a negative recommendation.  In any markets, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

B-46

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•                  it is editorial in nature;

•                  shareholder rights are protected;

•                  there is negligible or positive impact on shareholder value;

•                  management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•                  the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•                  it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  it reduces relevant disclosure to shareholders;

•                  it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

B-47

•                  it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

B-48

ING PARTNERS, INC.

7337 East Doubletree Ranch Road

Scottsdale, Arizona  85258

(800) 992-0180

Statement of Additional Information

December 4, 2009

ING Solution 2055 Portfolio

Adviser Class, Initial Class, Service Class, Service 2 Class and Class T

This Statement of Additional Information (“SAI”) related to the series listed above (“Portfolio”) of ING Partners, Inc. (“Company”). A prospectus or prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the Portfolio dated December 4, 2009, that provide the basic information you should know before investing in the Portfolio, may be obtained without charge from the Portfolio or the Portfolio’s principal underwriter, ING Funds Distributor, LLC (“Distributor”), at the address written above. This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectuses each dated December 4, 2009, which have been filed with the U.S. Securities and Exchange Commission (“SEC”). Capitalized terms not defined in this SAI are used as defined terms in the Prospectuses.

The information in the SAI expands on the information contained in the Prospectuses and any supplements thereto. Copies of the Prospectuses and annual or unaudited semi-annual shareholder reports, when available, may be obtained upon request and without charge by contacting the Company at the address or phone number above.

Shares of the Portfolio are sold to insurance company separate accounts, so that the Portfolio may serve as investment options under variable life insurance policies and variable annuity contracts issued by insurance companies (“Variable Contracts”).  The Portfolio also may sell their shares to certain other investors, such as qualified pension and retirement plans (“Qualified Plans”), and any investment adviser to the Portfolio in connection with the creation or management of the Portfolio.  Shares of the Portfolio are currently offered to Variable Contracts that are subsidiaries of ING Groep N.V.  For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

TABLE OF CONTENTS

INTRODUCTION	3
HISTORY OF THE COMPANY	3
DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND PRACTICES	4
MANAGEMENT OF THE COMPANY	64
BOARD	70
COMPENSATION OF THE DIRECTORS	72
CODE OF ETHICS	77
PROXY VOTING PROCEDURES	77
DISCLOSURE OF THE PORTFOLIO’S PORTFOLIO SECURITIES	78
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	79
ADVISER	80
ADMINISTRATOR	84
CUSTODIAN	84
TRANSFER AGENT	84
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	84
LEGAL COUNSEL	84
PRINCIPAL UNDERWRITER	85
PORTFOLIO TRANSACTIONS	85
DESCRIPTION OF SHARES	89
VOTING RIGHTS	92
PERFORMANCE INFORMATION	92
COMBINATION WITH ING SOLUTION INCOME PORTFOLIO	92
PORTFOLIO TURNOVER	93
NET ASSET VALUE	93
TAX CONSIDERATIONS	95
FINANCIAL STATEMENTS	98
APPENDIX A	1
APPENDIX B	1

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectuses for the Adviser (“ADV”) Class, Initial (“I”) Class, Service (“S”) Class, Service 2 Class (“Class S2”) and Class T shares of the Portfolio, including the discussion of certain securities and investment techniques. The more detailed information contained in the SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Portfolio’s securities and some investment techniques.  Some of the Portfolio’s investment techniques are described only in the Prospectuses and are not repeated herein.  Unless otherwise noted, the Portfolio or Underlying Fund may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectuses or this SAI that the investment adviser or a sub-adviser reasonably believes is compatible with the investment objectives and policies of that Portfolio or Underlying Fund.  Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectuses.  Terms not defined herein have the meanings given to them in the Prospectuses.

HISTORY OF THE COMPANY

The Company is a Maryland corporation and commenced operations on November 28, 1997.  The Company changed its name from Portfolio Partners, Inc. to ING Partners, Inc. effective May 1, 2002.

The Company is an open-end, diversified management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions.  The Company currently has authorized 38 portfolios; however, not all of the portfolios offered are in this SAI.  Only ING Solution 2055 Portfolio is offered in this SAI.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of the Portfolio’s outstanding voting securities as defined by the Investment Company Act of 1940 (“1940 Act”) as the lesser of: (i) 67% or more of the Portfolio’s voting securities present at a shareholders’ meeting if the holders of more than 50% of the shares of the Portfolio’s outstanding voting securities are present in person or by proxy; or (ii) more than 50% of the Portfolio’s outstanding voting securities.

As a matter of fundamental policy, the Portfolio will not:

1.  purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.  purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.  borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.  make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.  underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.  purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.  issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.  purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND PRACTICES

The Portfolio normally invests all of its assets in shares of other ING Funds (“Underlying Funds”), as described in the Prospectus. The investment techniques described below may be pursued directly by the Underlying Funds. As a general matter, the Portfolio does not invest directly in securities. However, the Portfolio is subject to the risks described below indirectly through their investment in the Underlying Funds.

Investment Policies and Practices

U.S. Government Securities - The Underlying Funds may purchase securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as “instrumentalities”.  The obligations of U.S. government agencies or instrumentalities in which an Underlying Fund may invest may or may not be guaranteed or supported by the “full faith and credit” of the United States.  Full faith and credit means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security.  If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment.  The owner might be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.  The Underlying Funds will invest in securities of U.S. government agencies or instrumentalities only if the Underlying Funds’ sub-adviser is satisfied that the credit risk with respect to such instrumentality is minimal.

The Underlying Funds also may invest in U.S. Treasury obligations, obligations issued or guaranteed by U.S. government agencies.  U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds, and are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal.  Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-related securities that have different levels of credit support from the government.  Some are supported by full faith and credit of the U.S. government, such as Government National Mortgage Association (“GNMA”) pass-through mortgage certificates, some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association (“FNMA”) bonds, others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation (“FHLMC”) obligations .

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition.  In addition, the U.S. Treasury has also takend the following additional steps with respect to FNMA and FHLMC: (i) a commitment of indefinite duration to maintain the positive net worth of FNMA and FHLMC in exchange for senior preferred stock and warrants for common stock of the entities; (ii) the establishment of a new secured lending credit facility that is available to FNMA and FHLMC until December 2009; and (iii) a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009.  No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury initiatives discussed above will be successful.

Municipal Securities — Certain Underlying Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities.  Municipal securities include debt obligations the interest on which, in the opinion of bond counsel to the issue at the time of issuance, is exempt from federal income tax (“Municipal Bonds”).  Municipal Bonds share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Municipal Bonds are subject to credit and market risk.  Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Municipal Lease Obligations — Certain Underlying Funds may invest in municipal lease obligations, which are lease obligations or installment purchase contract obligations of municipal authorities or entities.  Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation.  International may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.  In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

An Underlying Fund may attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria:  (1) rated A or better by at least one nationally recognized statistical rating organization (“NRSRO”); (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by and Underlying Fund’s investment adviser or sub-adviser to be critical to the lessee’s ability to deliver essential services; and (4) contain legal features which an Underlying Fund’s sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Custodial Receipts and Trust Certificates - Certain Underlying Funds may invest in custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATS”).  In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds.  In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements.  The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Custodial receipts may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities, municipal securities or other types of securities in which the Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuers of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, the Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Certain Underlying Funds also may invest in separately issued interests in custodial receipts and trust certificates. Although under the terms of a custodial receipt the Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments by the Underlying Funds are based on the opinion of counsel to the sponsors of the instruments.

Banking Industry And Savings Industry Obligations - Certain Underlying Funds may invest in: (1) certificates of deposit, fixed-time deposits, bankers’ acceptances and other short-term debt obligations issued by commercial banks; and (2) certificates of deposit, time deposits and other short-term debt obligations issued by savings and loan associations (“S&Ls”). Certain Underlying Funds also may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and others may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated.  (See, “Foreign Securities” discussion in this SAI for further information regarding risks attendant with investment in foreign securities.)

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits.  An Underlying Fund will not invest in fixed-time deposits: (1) which are not subject to prepayment; or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Underlying Fund, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven (7) days, and in other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include:  (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Loan Participations - Certain Underlying Funds may invest in loan participations, subject to an Underlying Fund’s limitation on investments in illiquid investments.  A loan participation is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan.  No more than 5% of an Underlying Fund’s net assets may be invested in loan participations with the same borrower.  The issuing financial institution may have no obligation to an Underlying Fund other than to pay such Underlying Fund the proportionate amount of the principal and interest payments it receives.

Loan participations are primarily dependent on the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan.  There is a risk that a borrower may have difficulty making payments.  If a borrower fails to pay scheduled interest or principal payments, an Underlying Fund could experience a reduction in its income.  The value of that loan participation might also decline.  If the issuing financial institution fails to perform its obligation under the participation agreement, the Underlying Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

Certain Underlying Funds may purchase participations in commercial loans.  Such indebtedness may be secured or unsecured.  Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Underlying Funds may participate in such syndications, or can buy part of a loan, becoming a part lender.  When purchasing loan participations, an Underlying Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The participation interests in which an Underlying Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders.  The agent bank administers the terms of the loan, as specified in the loan agreement.  In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement.  Unless, under the terms of the loan or other indebtedness, an Underlying Fund has direct recourse against the corporate borrower, the Underlying Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness.  However, if assets held by the agent bank for the benefit of an Underlying Fund were determined to be subject to the claims of the agent bank’s general creditors, the Underlying Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.  In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, the Underlying Fund’s share price and yield could be adversely affected.  Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Certain Underlying Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, an Underlying Fund bears a substantial risk of losing the entire amount invested.

Each Underlying Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see, “Investment Restrictions”).  For purposes of these limits, an Underlying Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Underlying Fund.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between an Underlying Fund and the corporate borrower, if the participation does not shift to the Underlying Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Underlying Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Underlying Fund has invested more than 5% of its total assets in a single issuer.  Treating a financial intermediary as an issuer of indebtedness may restrict an Underlying Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what an Underlying Fund’s sub-adviser believes to be a fair price.  In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining an Underlying Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Underlying Fund’s daily share price.  At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.  In addition, the Underlying Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Underlying Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Company’s investment restriction relating to the lending of portfolios or assets by an Underlying Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Underlying Funds.  For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, an Underlying Fund could be held liable as co-lender.  It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.  In the absence of definitive regulatory guidance, the Underlying Funds rely on research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Underlying Funds.

Delayed Funding Loans and Revolving Credit Facilities - Certain Underlying Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Underlying Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Underlying Fund is committed to advancing additional funds, it will at all times segregate assets, determined to be liquid by an Underlying Fund’s sub-adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments. Certain Underlying Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, an Underlying Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. An Underlying Fund will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Underlying Fund’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of an Underlying Fund’s investment restriction relating to the lending of funds or assets.

To Be Announced (“TBA”) Sale Commitments - TBAs involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. An Underlying Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an Underlying Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Underlying Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If an Underlying Fund delivers securities under the commitment, the Underlying Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

When-Issued Securities - The Underlying Funds may purchase securities on a when-issued or on a forward delivery basis. When an Underlying Fund commits to purchase a security on a when-issued or on a forward delivery basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases.  Since that policy currently recommends that an amount of an Underlying Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, an Underlying Fund will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk. However, although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases.  For example, an Underlying Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if an Underlying Fund determines it is necessary to sell the when-issued or forward delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for when-issued or forward delivery securities, an Underlying Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than an Underlying Fund’s payment obligation).

Securities Lending - Each Underlying Fund may lend its portfolio securities to financial institutions such as banks and broker-dealers in accordance with the investment limitations described below.  Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially.  Any portfolio securities purchased with cash collateral would also be subject to possible depreciation.  An Underlying Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans.  An Underlying Fund will not have the right to vote any securities having voting rights during the existence of the loan, but an Underlying Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.  Any cash collateral received by an Underlying Fund would be invested in high quality, short-term money market instruments.  The Underlying Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by an Underlying Fund represent not more than one-third of the value of its total assets.  During the term of a loan, the borrower has the right to vote the loaned securities; however, the Underlying Fund may call the loan to vote proxies if a material issue affecting the investment is to be voted upon.

Common Stock and Other Equity Securities - Common stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives an Underlying Fund the right to vote on measures affecting the company’s organization and operations.

The Underlying Funds may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock. In selecting equity investments for an Underlying Fund, the Underlying Fund’s sub-adviser will generally invest the Underlying Fund’s assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

Preferred Securities - The Underlying Funds may invest in preferred securities.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock or the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock.  Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation.  In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Convertible Securities - Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stock of the issuer.  As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.  In evaluating a convertible security, each Underlying Fund’s sub-adviser will give primary emphasis to the attractiveness of the underlying common stock.

The Underlying Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, an Underlying Fund may purchase a non-convertible debt security and a warrant or option, which enables the Underlying Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, an Underlying Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Corporate Debt Securities - Certain Underlying Funds may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Underlying Funds will not accrue any income on these securities prior to delivery. The Underlying Funds will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“Standard & Poor’s” or “S&P”) do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by the Underlying Funds’ sub-adviser.

Corporate Asset-Backed Securities - Certain Underlying Funds may invest in corporate asset-backed securities.  These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities’ weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security.  Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.

High-Yield Bonds – Certain Underlying Funds may invest in high-yield bonds.  “High-Yield Bonds” (commonly referred to as “junk bonds”), are bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor’s, or, if not rated by Moody’s or Standard & Poor’s, of equivalent quality.  In general, high-yield bonds are not considered to be investment-grade and investors should consider the risks associated with high-yield bonds before investing in the Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

Investment in high-yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities.  High-yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Many of the outstanding high- yield bonds have not endured a lengthy business recession.  A long-term track record on bond default rates, such as that for investment-grade corporate bonds, does not exist for the high-yield market.  Analysis of the creditworthiness of issuers of debt securities, and the ability of the Portfolio to achieve its investment objective may, to the extent of investment in high-yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Funds were investing in higher quality bonds.

High-yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade bonds.  The prices of high-yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments.  A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  If an issuer of high-yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Underlying Funds may incur additional expenses to seeking recovery.  In the case of high-yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.  There are also special tax considerations associated with investing in high-yield securities structured as zero-coupon or pay-in-kind securities.

The secondary market in which high-yield bonds are traded may be less liquid than the market for higher-grade bonds.  Less liquidity in the secondary trading market could adversely affect the price, at which an Underlying Fund could sell a high-yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Underlying Fund’s shares.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thinly traded market.  When secondary markets for high-yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

There are also certain risks involved in using credit ratings for evaluating high-yield bonds.  For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high- yield bonds.  Also, credit rating agencies may fail to reflect subsequent events.

Inflation-Indexed Bonds – Certain Underlying Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.  If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds.  Short-term increases in inflation may lead to a decline in value.  Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the portfolio’s gross income.  Due to original issue discount, the Portfolio may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Portfolio to liquidate certain investments when it is not advantageous to do so.  Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Corporate Reorganizations - Certain Underlying Funds may purchase indebtedness and participations, secured and unsecured, of debtor companies in reorganization or financial restructuring.  Such indebtedness may be in the form of loans, notes, bonds or debentures.  In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal.  The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated.  These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superceded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of an Underlying Fund’s sub-adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

Repurchase Agreements - The Underlying Funds may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the New York Stock Exchange (“NYSE”), members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which the Underlying Fund’s sub-adviser has determined to be of comparable creditworthiness. The securities that an Underlying Fund purchases and holds through its agent are U.S. government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be same, with interest at a standard rate due to the Underlying Fund together with the repurchase price on repurchase. In either case, the income to an Underlying Fund is unrelated to the interest rate on the U.S. government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, an Underlying Fund will have the right to liquidate the securities. If, at the time an Underlying Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order. An Underlying Fund’s exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Underlying Fund. The Company has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, an Underlying Fund only enters into repurchase agreements after its sub-adviser has determined that the seller is creditworthy, and the sub-adviser monitors the seller’s creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Underlying Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

Reverse Repurchase Agreements - Certain Underlying Funds may borrow money by entering into transactions called reverse repurchase agreements.  Under these arrangements, the Underlying Funds will sell portfolio securities to dealers in U.S. government securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price, and interest payment.  Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Underlying Funds relinquishe may decline below the price the Underlying Funds must pay when the transaction closes.  Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Underlying Funds’ outstanding shares.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act. To the extent an Underlying Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Underlying Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Underlying Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Underlying Fund.

Mortgage Dollar Roll Transactions - Certain Underlying Funds may engage in mortgage dollar roll transactions.  A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects.  In a “dollar roll” transaction an Underlying Fund sells a mortgage-related security, such as a security issued by the GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price.  A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Underlying Fund pledges a mortgage-related security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which an Underlying Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Underlying Fund, but only securities which are “substantially identical.”  To be considered substantially identical, the securities returned to an Underlying Fund generally must:  (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

An Underlying Fund’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Underlying Fund.  As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to anUnderlying Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to an Underlying Fund’s overall limitations on investments in illiquid securities.

Segregated Accounts - When an Underlying Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or earmark on its records) cash or liquid securities, marked to market daily, in an amount at least equal to anUnderlying Fund’s obligation or commitment under such transactions.  Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.

Floating and Variable Rate Instruments - Certain Underlying Funds may invest in floating rate and variable rate obligations.  Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals.  Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity.  Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.  An Underlying Fund’s sub-adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.  Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, each Underlying Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.  In the event that and issuer of such instruments were to default on its payment obligations, an Underlying Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Illiquid Securities – Certain Underlying Funds may invest in illiquid securities.  Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when an Underlying Fund’s sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring an Underlying Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Underlying Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between an Underlying Fund’s decision to dispose of these securities and the time when an Underlying Fund is able to dispose of them, during which time the value of the securities could decline. Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by the Underlying Fund’s Board of Directors/Trustees.

Restricted Securities - Certain Underlying Funds also may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) (“restricted securities”), including those that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act (“Rule 144A securities”). An Underlying Fund’s Board of Directors/Trustees, based upon information and recommendations provided by the sub-adviser, confirms that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments. This investment practice could have the effect of decreasing the level of liquidity in an Underlying Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held by the Underlying Fund. Subject to an Underlying Fund’s limitations on investments in illiquid investments and subject to the diversification requirements of the Internal Revenue Code of 1986 (“Code”), an Underlying Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain liquidity risks. Liquidity risks involve the Underlying Funds’ inabilities to dispose of the securities in a timely manner or at favorable prices due to a limited number of qualified institutional buyers (“QIBs”). Some Rule 144A securities have registration rights attached when they are initially issued and thus, can be registered with either the SEC or the appropriate state(s). Once the issuer registers the security, it can be traded freely without any legal constrains. Other Rule 144A securities do not have registration rights attached when first issued. As such, these securities can only be bought from and sold to QIBs. Nonetheless, a small market exists for trading Rule 144A securities. An Underlying Fund may not be able to sell these securities when its sub-adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Borrowing - Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on an Underlying Fund’s net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Underlying Fund’s shares. In the event that an Underlying Fund borrows, the Underlying Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements will be included as anthe Underlying Fund’s borrowing limitations to the extent that the Underlying Fund establishes and maintains liquid assets in a segregated account with the Company’s custodian (or earmark liquid assets on its records) equal to the Underlying Fund’s obligations under the when-issued or delayed delivery arrangement.

Lending of Portfolio Securities - In order to generate additional income, certain Underlying Funds may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities.  No lending may be made with any companies affiliated with the investment adviser.  These loans earn income for the Underlying Funds and are collateralized by cash, securities or letters of credit.  The Underlying Funds might experience a loss if its financial institution defaults on the loan.

The borrower at all times during the loan must maintain with the Underlying Funds cash or cash equivalent collateral or provide to the Underlying Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  During the time portfolio securities are on loan, the borrower pays the Underlying Funds any interest paid on such securities, and the Underlying Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  Loans are subject to termination at the option of the Underlying Funds or the borrower at any time.  The Underlying Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Portfolio Hedging - Hedging against changes in financial markets, currency rates and interest rates may be utilized.  One form of hedging is with “derivatives.”  Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or commodity.  Hedging transactions involve certain risks.  There can be no assurances that an Underlying Fund will be employing a hedging transaction at any given time, or that any hedging transaction actually used will be successful.  Although an Underlying Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Underlying Fund than if it did not hedge.  If the Underlying Fund does not correctly predict a hedge, it may lose money.  In addition, each Underlying Fund pays commissions and other costs in connection with hedging transactions.

Risks Associated With Hedging Transactions

Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Underlying Fund’s sub-adviser’s view as to certain market movements is incorrect, the risk that the use of hedging transaction could result in losses greater than if it had not been used.  Use of call options could result in losses to the Underlying Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Underlying Fund to hold a security it might otherwise sell.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Underlying Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Underlying Fund is engaging in portfolio hedging.  Currency transactions are also subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments.  These forms of governmental action can result in losses to the Underlying Funds if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Underlying Funds pays commissions and other costs in connection with such investments.  Losses resulting from the use of hedging transactions will reduce the Underlying Funds’ net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Risks of Hedging Transactions Outside of the United States

When conducted outside the United States, hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments.  The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the

Underlying Funds’ ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

One form of hedging that may be utilized by certain of the Underlying Funds is to make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) because new issues of securities typically offered to investors, such as the Underlying Funds, on that basis.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.  This risk is in addition to the risk of decline in the value of the Underlying Funds’ other assets.  Although the Underlying Funds will enter into such contracts with the intention of acquiring securities, the Underlying Funds may dispose of a commitment prior to the settlement if the investment adviser deems it appropriate to do so.  The Underlying Funds may realize short-term profits or losses upon the sale of forward commitments.

Real Estate Investment Trusts (“REITs”) - Certain Underlying Funds may invest in shares of REITs.  REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code.  An Underlying Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by an Underlying Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs (especially mortgage REITs) are also subject to interest rate risks.

Initial Public Offerings (“IPOs”) – Certain Underlying Funds may invest in IPOs. IPOs occur when a company first offers its securities to the public.  Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter, due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information.  As a result of this or other factors, the Underlying Funds’ sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Portfolio.  Any gains from shares held for one year or less will be treated as short-term gains, taxable as ordinary income to the Underlying Funds’ shareholders.  In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Underlying Funds’ performance when the Underlying Funds’ asset bases are small.  Consequently, IPOs may constitute a significant portion of the Underlying Funds’ returns particularly when the Underlying Funds are small.  Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Underlying Funds’ assets as it increases in size and therefore have a more limited effect on the Underlying Funds’ performance in the future.

There can be no assurance that IPOs will continue to be available for the Underlying Funds to purchase.  The number or quality of IPOs available for purchase by the Underlying Funds may vary, or entirely disappear.  In some cases, the Underlying Funds may not be able to purchase IPOs at the offering price, but may purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Portfolio to realize a profit.

Small Companies - Certain Underlying Funds may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and an Underlying Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of an Underlying Fund to dispose of such securities may be greatly limited, and an Underlying Fund may have to continue to hold such securities during periods when its manager would otherwise have sold the security. It is possible that an Underlying Fund’s sub-adviser or an affiliate or client of an Underlying Fund’s sub-adviser may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms or at more favorable prices, than the Underlying Fund which it manages.

Unseasoned Companies - Certain Underlying Funds may invest in companies (including predecessors) which have been in operation for less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Private Funds - Certain Underlying Funds may invest in U.S. or foreign private limited partnerships or other investment funds (“Private Funds”). Investments in Private Funds may be highly speculative and volatile. Because Private Funds under certain circumstances are investment companies for purposes of the 1940 Act, the Underlying Funds’ ability to invest in them will be limited. In addition, shareholders of an Underlying Fund will remain subject to the Underlying Fund’s expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Underlying Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the entire investment in the Private Fund.

Strategic Transactions - Certain Underlying Funds may, but are not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or to seek potentially higher returns. Utilizing these investment strategies, the Underlying Fund may purchase and sell, to the extent not otherwise limited or restricted for such Underlying Funds, exchange-listed and over-the-counter put and call on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Underlying Funds resulting from securities markets or currency exchange rate fluctuations, to protect the Underlying Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the Commodity Futures Trading Commission (“CFTC”). Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Underlying Funds to utilize these Strategic Transactions successfully will depend on the Underlying Fund’s sub-adviser’s ability to predict, which cannot be assured, pertinent market movements. The Underlying Funds will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

Special Situations - A special situation arises when, in the opinion of an Underlying Fund’s sub-adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Foreign Equity Securities - Certain Underlying Funds may invest in equity securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”), which are described below. Some Underlying Funds may invest in foreign branches of commercial banks and foreign banks. (See, the “Banking Industry and Savings Industry Obligations” discussion in this SAI for further description of these securities.)

Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Changes in foreign currency exchange rates may affect the value of securities in an Underlying Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the United States. An Underlying Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an Underlying Fund’s investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that an Underlying Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Equity Debt Securities Issued or Guaranteed by Supranational Organizations - Certain Underlying Funds may invest assets in equity and/or debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Foreign Currency Transactions - Certain Underlying Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, those Underlying Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Underlying Funds may enter into foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

Forward Currency Contracts - Certain Underlying Funds may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, an Underlying Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency. An Underlying Fund may engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. An Underlying Fund might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to “lock in” the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

The Underlying Funds may enter into forward foreign currency contracts in two circumstances. When an Underlying Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Underlying Fund may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when an Underlying Fund’s sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Underlying Fund’s securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

None of the Underlying Funds will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Underlying Fund to deliver an amount of foreign currency in excess of the value of the Underlying Funds’ securities or other assets denominated in that currency, unless the Underlying Funds cover the excess with sufficient segregated assets. At the maturity of a forward contract, an Underlying Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Underlying Funds to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Underlying Funds are obligated to deliver. If the Underlying Funds retain the portfolio security and engages in an offsetting transaction, the Underlying Funds will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Underlying Funds entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Underlying Funds will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Underlying Funds will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out a forward currency position, and in such an event, the Underlying Fund might not be able to effect a closing purchase transaction at any particular time. In addition, an Underlying Fund entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

Foreign Debt Securities, Brady Bonds - Certain Underlying Funds may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see, “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that the Underlying Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt-restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).  Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia,

Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.  Brady Bonds are not considered to be U.S. government securities.  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds.  Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.  Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders.  A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  There can be no assurance that Brady Bonds in which the Underlying Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Underlying Fund to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt (including the Underlying Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

An Underlying Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of the Underlying Fund’s income distributions to constitute returns of capital for tax purposes or require the Underlying Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Principal Exchange Rate Linked Securities (“PERLsSM”) - Certain Underlying Funds may invest in PERLsSM. PERLsSM are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper - Certain Underlying Funds may invest in performance indexed paper.  Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Depositary Receipts - Certain Underlying Funds may invest in ADRs, EDRs, GDRs and other securities representing interests in securities of foreign companies (collectively, “Depositary Receipts”).  ADRs, are certificates issued by a U.S. depositary (usually a bank) which represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security.  An unsponsored ADR may be issued by any number of U.S. depositories.  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.  The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  An Underlying Fund may invest in either type of ADR.  Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the Depositary Receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties.  An Underlying Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in the foreign country.  Simultaneously, the ADR agents create a certificate that settles at an Underlying Fund’s custodian in five days.  An Underlying Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer.  Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.  ADRs will be considered to be denominated in U.S. dollars and not treated as “foreign securities” for purposes of the limitations on such investments.

EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

Passive Foreign Investment Companies (“PFICs”) - Certain Underlying Funds may invest in PFICs.  Some foreign countries limit or prohibit all direct foreign investment in the securities of their companies.  However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities.  The Underlying Funds are subject to certain percentage limits under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that more than 10% of the value of an Underlying Fund’s assets may be invested in such securities.

Other Investment Companies – Certain Underlying Funds may invest in other investment companies. An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When an Underlying Fund invests in other investment companies, shareholders of the Underlying Fund bear their proportionate share of the underlying investment companies fees and expenses.

Exchange-Traded Funds (“ETFs”) – An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and traded similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value. Sometimes, the prices of ETFs may vary significantly from the net asset value of the ETF’s underlying securities. Additionally, if the Underlying Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Underlying Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when an Underlying Fund invests in ETF’s, shareholders of the Underlying Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Holding Company Depositary Receipts (“HOLDRs”) – HOLDRs are trust-issued receipts that represent an Underlying Fund’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, an Underlying Fund’s investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Index-Related Securities (“Equity Equivalents”) – Certain Underlying Funds are permitted to invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index.  Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Composite Stock Price (“S&P 500®”) Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the PowerShares QQQTM (“QQQQ”) (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an Equity Equivalent seeks to track perform poorly, the Equity Equivalent will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for Underlying Fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the Underlying Funds’ assets across a broad range of equity securities.

To the extent the Underlying Funds invest in securities of other investment companies, Underlying Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation.  These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, shareholders of the Underlying Funds may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the Underlying Fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the Underlying Fund.

Senior Loans - Certain Underlying Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes. Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower.  Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors and preferred or common stockholders.

Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements.  The value of an Underlying Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower.  Senior Loans, unlike certain bonds, usually do not have call protection.  This means that interests, while having a stated one- to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower.  Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

Credit Risk.  Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service.  Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments.  Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment-grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment-grade.  However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the net asset value or the amount of its dividends.  In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

Collateral.  Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets.  In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates.  The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan.  In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized.

Limited Secondary Market.  Although it is growing, the secondary market for Senior Loans is currently limited.  There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market.  Accordingly, Senior Loans may be illiquid.  In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment.  These consent requirements may delay or impede the Portfolio’s ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans.  Market quotations may not be available and valuation may require more research than for liquid securities.  In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

Hybrid Loans.  The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized (“Hybrid

Loans”). With Hybrid Loans, an Underlying Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan.  Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios.  As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield.  Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished.  As a result, the lenders’ interests may not be represented as significantly as in the case of a conventional Senior Loan.  In addition, because an investment company’s security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans.  Certain investment companies may invest in subordinated and unsecured loans.  The primary risk arising from a holder’s subordination is the potential loss in the event of default by the issuer of the loans.  Subordinated loans in insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower’s assets are insufficient to meet its obligations to its creditors.  Unsecured loans are not secured by any specific collateral of the borrower.  They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

Warrants - Certain Underlying Funds may acquire warrants.  Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Foreign Currency Warrants - Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the European euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. Generally, the IPO price of foreign currency warrants is considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Zero-Coupon, Deferred Interest and Payable-in-Kind Bonds – Fixed-income securities that the Underlying Funds may invest in include zero-coupon bonds, deferred interest bonds and bonds on which the interest is payable-in-kind (“PIK bonds”).  Zero-coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value.  The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins.  PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.  Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest.  An Underlying Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Underlying Fund’s distribution obligations.

Short-term Corporate Debt Securities and Commercial Paper - Certain Underlying Funds may invest in short-term corporate debt securities and commercial paper.  Short-term corporate debt securities are outstanding, nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity.  Corporate notes may have fixed, variable or floating rates.  Commercial Paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Collateralized Debt Obligations - Certain Underlying Funds may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized by the Underlying Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A securities transactions.  In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Company’s Prospectuses (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but are not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Underlying Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured Securities - Certain Underlying Funds may invest in structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of an Underlying Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Lower Rated Fixed-Income Securities - Certain Underlying Funds may invest in lower rated fixed-income securities rated Baa by Moody’s or BBB by S&P or by Fitch Ratings (“Fitch”) and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed-income securities.

Certain Underlying Funds may also invest in high-yield, below investment-grade fixed-income securities, which are rated Ba or lower by Moody’s or BB or lower by S&P or by Fitch, or, if unrated, of comparable quality.  No minimum rating standard is required by the Underlying Funds.  These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured.  High-yield, below investment-grade, fixed-income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market’s perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed-income securities are also affected by changes in interest rates).  In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.  The prices for these securities may be affected by legislative and regulatory developments.  The market for these lower rated fixed-income securities may be less liquid than the market for investment-grade fixed-income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market’s perception of their credit quality.  Therefore, the Underlying Fund’s sub-adviser’s judgment may at times play a greater role in valuing these securities than in the case of investment-grade fixed-income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.  For a description of the rating categories described above, see the attached Appendix A.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders.  Such securities may present risks based on payment expectations.  Although an Underlying Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, an Underlying Fund may receive a capital loss on its investment if the security was purchased at a premium and an Underlying Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Underlying Fund.

While an Underlying Fund’s sub-adviser may refer to ratings issued by established credit rating agencies, it is not the Underlying Funds’ policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Underlying Fund’s sub-adviser’s own independent and ongoing review of credit quality. To the extent an Underlying Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Underlying Fund’s sub-adviser’s own credit analysis than in the case of a fund investing in higher quality fixed-income securities. These lower rated securities may also include zero-coupon bonds, deferred interest bonds and PIK bonds which are described above.

Short Sales - A short sale is a transaction in which an Underlying Fund sells a security it does not own in anticipation of a decline in market price. Certain of the Underlying Funds may make short sales to offset a potential decline in a long position or a group of long positions, or if an Underlying Fund’s sub-adviser believes that a decline in the price of a particular security or group of securities is likely. An Underlying Fund’s obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker. An Underlying Fund is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

Short Sales Against the Box - A short sale “against the box” is a short sale where, at the time of the short sale, an Underlying Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. An Underlying Fund that entered into such a transaction would defer a loss but not a gain for Federal income tax purposes on the security owned by the Underlying Fund.

Mortgage-Related Securities - Certain Underlying Funds may invest in mortgage-related securities.  A mortgage-related security is an interest in a pool of mortgage loans.  Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.  Some of these mortgage-related securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings.  However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency.  These instruments may not be liquid.

Commercial Mortgage-Backed Securities: Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities has developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Agency-Mortgage-Related Securities: The dominant issuers or guarantors of mortgage-related securities today are the GNMA, FNMA and the FHLMC.  GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations.  FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

FNMA Securities: FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act.  FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending.  FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The pools consist of one or more of the following types of loans:  (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

FHLMC Securities:  The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects.  Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

GNMA Securities:  GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government.  FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities.  FNMA and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks.  The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities (“ARMS”): ARMS are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time.  The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits.  The adjustment feature of ARMS tends to make their values less sensitive to interest rate changes.  As the interest rates on the mortgages underlying ARMS are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates.  Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow an Underlying Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations.  Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, an Underlying Fund may be able to reinvest such amounts in securities with a higher current rate of return.  During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to an Underlying Fund.  Further, because of this feature, the values of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Collateralized mortgage obligations (“CMOs”):  CMOs are mortgage-related securities that separate the cash flows of mortgage pools into different components called classes or “tranches.”  Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates.  The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways.  Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO.  As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities.  Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

The Underlying Funds consider GNMA-, FNMA-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-related securities to be U.S. government securities for purposes of each Underlying Fund’s investment policies.

Privately Issued Mortgage-Related Securities: Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages.  Each Underlying Fund limits its investments in privately issued mortgage-related securities to “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

The Underlying Funds may invest in, among other things, “parallel pay” CMOs, Planned Amortization Class CMOs (“PAC Bonds”) and Real Estate Mortgage Investment Conduits (“REMICs”).  A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property.  Investors may purchase beneficial interests in REMICS, which are known as “regular” interests, or “residual” interests.  The Underlying Funds will not invest in residual REMICs.  Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by FNMA, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates.  For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates.  FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.  GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.  PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government and U.S. government mortgage-related securities because they offer no direct or indirect government guarantees of payments.  However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.  Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.

Subordinated Mortgage Securities:  Certain Underlying Funds may invest in subordinated mortgage securities. Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which an Underlying Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to an Underlying Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. An Underlying Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

An Underlying Fund’s sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. An Underlying Fund may seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Underlying Fund’s sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Underlying Fund’s sub-adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who: (a) establishes requirements for each service; (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Additional Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity.  In the absence of a known maturity, market participants generally refer to an estimated average life.  An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors.  The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security.  There can be no assurance that estimated average life will be a security’s actual average life.  Like fixed-income securities in general, mortgage-related securities will generally decline in price when interest rates rise.  Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by an Underlying Fund may be lengthened.  As average life extends, price volatility generally increases.  For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed.  Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk.  Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

Stripped Mortgage-Backed Securities: Certain Underlying Funds may invest in stripped mortgage-backed securities (“SMBS”).  SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to an Underlying Fund’s limitations on investment in illiquid securities.

Foreign-Related Mortgage Securities: Certain Underlying Funds may invest in foreign-related mortgage securities. Foreign-related mortgage securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

Asset-Backed Securities - Certain Underlying Funds may invest in asset-back securities. Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure).  Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Underlying Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities include Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities can also include collateralized putable notes (“CPNs”). CPNs represent interests in the most senior tranche of CDOs and benefit from a put option provided by a highly rated counterparty. CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities.  Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates.  During such periods, reinvestment of the prepayment proceeds by an Underlying Fund will generally be at lower rates of return than the return on the assets which were prepaid.  Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection.  An Underlying Funds’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.  Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection.  While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.  Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Hybrid Instruments - Certain Underlying Funds may invest in hybrid instruments.  Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument (hereinafter “Hybrid Instruments”).  Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”).  Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.  For example, an Underlying Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.  One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries.  The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level.  Furthermore, an Underlying Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.  The purpose of this arrangement, known as a structured security with an embedded put option, would be to give an Underlying Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs.  Of course, there is no guarantee that the strategy would be successful and an Underlying Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies.  Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark.  The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements.  In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument.  Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain).  The latter scenario may result if “leverage” is used to structure the Hybrid Instrument.  Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.  In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which an Underlying Fund would have to consider and monitor.  Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of an Underlying Fund.  Accordingly, each Underlying Fund will limit its investments in Hybrid Instruments to 10% of its total assets. However, because of their volatility, it is possible that an Underlying Fund’s investment in Hybrid Instruments will account for more than 10% of its return (positive or negative).

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

Swaps, Caps, Floors and Collars - Among the transactions into which certain Underlying Funds may enter are interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors and collars.  An Underlying Fund may also enter into options on swap agreements (“swap options”).  An Underlying Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Underlying Fund anticipates purchasing at a later date.  An Underlying Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Certain Underlying Funds will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument), with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, an Underlying Fund’s sub-adviser and the Underlying Fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions.  An Underlying Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Underlying Fund’s sub-adviser.  If there is a default by the counterparty, an Underlying Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Certain Underlying Funds may enter into credit default swap contracts for investment purposes.  As the seller in a credit default swap contract, an Underlying Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, an Underlying Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Underlying Fund would keep the stream of payments and would have no payment obligations.  As the seller, an Underlying Fund would be subject to investment exposure on the notional amount of the swap.

Certain Underlying Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Underlying Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It would also involve credit risk – that the seller may fail to satisfy its payment obligations to the Underlying Fund in the event of a default.

Certain Underlying Funds may also enter into options on swap agreements (“swap options”). A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Whether an Underlying Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Underlying Fund’s sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Certain restrictions imposed on the Underlying Funds by the Code may limit an Underlying Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, an Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Underlying Fund writes a swap option, upon exercise of the option, the Underlying Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange-style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

Eurodollar and Yankee Dollar Instruments - Certain Underlying Funds may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. (See, “Foreign Investments.”)

Municipal Bonds - Certain Underlying Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (“Municipal Bonds”).  Municipal Bonds share the attributes of debt/fixed-income securities in general, but are usually issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  The Municipal Bonds which an Underlying Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law.  General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source.  Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.  The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities.  Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.  Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days.  This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par.  If a demand feature terminates prior to being exercised, an Underlying Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal Bonds are subject to credit and market risk.  Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.  An Underlying Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions.  An Underlying Fund also may purchase Municipal Bonds due to changes in the Underlying Fund’s sub-adviser’s evaluation of the issuer or cash needs resulting from redemption requests for portfolio shares.  The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed-income securities, and this may affect an Underlying Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

An Underlying Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds.  In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts.  The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds.  In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond.  Custodial receipts are sold in private placements.  The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations.  There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable.  Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds.  Adverse economic, business, legal or political developments might affect all or a substantial portion of an Underlying Fund’s Municipal Bonds in the same manner.

Inflation-Indexed Bonds - Certain Underlying Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if an Underlying Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed, and will fluctuate.  An Underlying Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.  The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers

(“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-linked Bonds - Certain Underlying Funds may invest in event-linked bonds. Event-linked bonds are fixed-income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon.  They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.  If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, an Underlying Fund investing in the bond may lose a portion or all of its principal invested in the bond.  If no trigger event occurs, the fund will recover its principal plus interest.  For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses.  Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Underlying Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop.  Lack of a liquid market may impose the risk of higher transaction costs and the possibility that an Underlying Fund may be forced to liquidate positions when it would not be advantageous to do so.  Event-linked bonds are typically rated, and an Underlying Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Underlying Fund.

Industrial Development and Pollution Control Bonds - Certain Underlying Funds may invest in industrial development and pollution control bonds. Tax-exempt industrial development bonds and pollution control bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Participation on Creditors Committees - Certain Underlying Funds may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Underlying Fund. Such participation may subject the Underlying Fund to expenses such as legal fees and may make the Underlying Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Underlying Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by an Underlying Fund on such committees also may expose the Underlying Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Underlying Fund will participate on such committees only when the Underlying Fund’s sub-adviser believes that such participation is necessary or desirable to enforce the Underlying Fund’s rights as a creditor or to protect the value of securities held by the Underlying Fund.

Credit-Linked Notes - Certain Underlying Funds may invest in credit-linked notes (“CLN”). One party with a credit option, or risk, linked to a second party, generally issues a CLN The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Underlying Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased by an Underlying Fund in accordance with its investment objective. The CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either a fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Underlying Funds cannot assure that it can implement a successful strategy regarding this type of investment.

Trust-Preferred Securities - Certain Underlying Funds may invest in trust-preferred securities, which are also known as trust-issued securities. Trust-preferred securities are securities that have the characteristics of both debt and equity instruments. Generally, trust preferred securities are cumulative preferred stock issued by a trust that is wholly owned by a financial institution, usually, a bank holding company. The financial institution creates the trust and will subsequently own the trust’s common securities, which represents three percent of the trust’s assets. The remaining 97% of the trust’s assets consists of trust-preferred securities, which are then sold to investors. The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution. The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the payments received to make dividend payments to the holders of the trust-preferred securities. The primary advantage of this particular structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust. In this pooled offering, a separate trust is created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions. Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, the Underlying Funds will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to the Underlying Funds.

Options on Securities - Certain Underlying Funds may purchase and write (sell) call and put options on securities.  An Underlying Fund may sell options on securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio.  An Underlying Fund may also write combinations of put and call options on the same security, known as “straddles.”  Such transactions can generate additional premium income but also present increased risk.

An Underlying Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Underlying Fund wants to purchase at a later date. An Underlying Fund may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

A call option sold by an Underlying Fund is “covered” if the Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities held in its portfolio. A call option is considered offset, and thus held in accordance with regulatory requirements, if an Underlying Fund holds a call on the same security and in the same principal amount as the call sold when the exercise price of the call held: (a) is equal to or less than the exercise price of the call sold; or (b) is greater than the exercise price of the call sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). If a put option is sold by an Underlying Fund, the Underlying Fund will maintain liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmark on its records), or else will hold a put on the same security and in the same principal amount as the put sold where the exercise price of the put held is equal to or greater than the exercise price of the put sold or where the exercise price of the put held is less than the exercise price of the put sold if the Underlying Fund maintains in a segregated account with the custodian (or earmarks on its records), liquid securities with an aggregate value equal to the difference.

Effecting a closing transaction in the case of a sold call option will permit an Underlying Fund to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the Underlying Fund to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records). Such transactions permit an Underlying Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of an Underlying Fund, provided that another option on such security is not sold.

An Underlying Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by the Underlying Fund is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by the Underlying Fund is more than the premium paid for the original purchase. Conversely, an Underlying Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by an Underlying Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Underlying Fund.

An Underlying Fund may sell options in connection with buy-and-write transactions; that is, the Underlying Fund may purchase a security and then sell a call option against that security. The exercise price of the call an Underlying Fund determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is sold. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, an Underlying Fund’s maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the Underlying Fund’s purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions.  If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Underlying Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, an Underlying Fund may elect to close the position or retain the option until it is exercised, at which time the Underlying Fund will be required to take delivery of the security at the exercise price; the Underlying Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by an Underlying Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

An Underlying Fund may also sell combinations of put and call options on the same security, known as “straddles,” with the same exercise price and expiration date. By entering into a straddle, an Underlying Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Underlying Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By selling a call option, an Underlying Fund limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option. By selling a put option, an Underlying Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The selling of options on securities will not be undertaken by an Underlying Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

An Underlying Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit an Underlying Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Underlying Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

An Underlying Fund may purchase call options to hedge against an increase in the price of securities that an Underlying Fund anticipates purchasing in the future. If such increase occurs, the call option will permit an Underlying Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by an Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Underlying Fund.

In certain instances, an Underlying Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options, grant the purchaser the right to purchase (in the case of a “call”), or sell (in the case of a “put”), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous to the Underlying Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, an Underlying Fund assumes the risk that: (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying U.S. Treasury security over the term of the option and adjustments made to the strike price of the option; and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

Options on Stock Indices - Certain Underlying Funds may purchase and sell call and put options on stock indices. An Underlying Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the Underlying Fund against declines in the value of securities they own or increases in the value of securities to be acquired, although an Underlying Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. An Underlying Fund’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.”

An Underlying Fund may sell call options on stock indices if it owns securities whose price changes, in the opinion of the Underlying Fund’s sub-adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its portfolio.  When an Underlying Fund covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, the Underlying Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. An Underlying Fund may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held: (a) is equal to or less than the exercise price of the call sold; or (b) is greater than the exercise price of the call sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records).  An Underlying Fund may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

An Underlying Fund will receive a premium from selling a put or call option, which increases the Underlying Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which an Underlying Fund has sold a call option falls or remains the same, an Underlying Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, an Underlying Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Underlying Fund’s stock investments. By selling a put option, the Underlying Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by an Underlying Fund correlate with changes in the value of the index, selling covered put options on indices will increase the Underlying Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

An Underlying Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, an Underlying Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Underlying Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Underlying Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Underlying Fund’s security holdings.

The purchase of call options on stock indices may be used by an Underlying Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when the Underlying Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Underlying Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when an Underlying Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Underlying Fund owns.

The index underlying a stock index option may be a “broad-based” index, such as the S&P 500® Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the S&P 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures Contracts - Certain Underlying Funds may enter into stock index futures contracts, including futures contracts related to stock indices and interest rates among others.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect an Underlying

Fund’s current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield (“speculation”).

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the date and cannot be “exercised” at any other time during their term.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.” Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable—a process known as “marking to the market.”

Purchases or sales of stock index futures contracts are used to attempt to protect the Underlying Fund’s current or intended stock investments from broad fluctuations in stock prices. For example, an Underlying Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of the Underlying Fund’s portfolio securities that might otherwise result if such decline occurs, because the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When an Underlying Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Underlying Fund intends to purchase. As such purchases are made, the corresponding position in stock index futures contracts will be closed out. In a substantial majority of these transactions, an Underlying Fund will purchase such securities upon termination of the futures position, but under usual market conditions, a long futures position may be terminated without a related purchase of securities.

When an Underlying Fund buys or sells a futures contract, unless it already owns an offsetting position, it will maintain, in a segregated account held by the custodian or futures commodities merchant, liquid securities having an aggregate value at least equal to the full market value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

Investment in Gold and Other Precious Metals - Certain Underlying Funds may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals.

Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value). Any metals purchased by an Underlying Fund will be delivered to and stored with a qualified custodian bank.  Precious metals investments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various worldwide economic, financial and political factors.  Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada and Australia.  Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

Gold Futures Contracts - A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time and price.  When an Underlying Fund purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when an Underlying Fund sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price.  An Underlying Fund may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion.  An Underlying Fund will not engage in these contracts for speculation or for achieving leverage.  An Underlying Fund’s hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

Options on Futures Contracts - Certain Underlying Funds may purchase and sell options to buy or sell futures contracts in which they may invest (“options on futures contracts”). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by an Underlying Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts. In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

Options on futures contracts that are sold or purchased by an Underlying Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges or in some cases over-the-counter or on an electronic trading facility.

An Underlying Fund may sell call options on futures contracts only if it also: (a) purchases the underlying futures contract; (b) owns the instrument, or instruments included in the index, underlying the futures contract; or (c) holds a call on the same futures contract and in the same principal amount as the call sold when the exercise price of the call held: (i) is equal to or less than the exercise price of the call sold; or (ii) is greater than the exercise price of the call sold if the difference is maintained by the Underlying Funds in liquid securities in a segregated account with its custodian (or earmarked on its records).  An Underlying Fund may sell put options on futures contracts only if it also: (A) sells the underlying futures contract; (B) segregates liquid securities in an amount equal to the value of the security or index underlying the futures contract; or (C) holds a put on the same futures contract and in the same principal amount as the put sold when the exercise price of the put held is equal to or greater than the exercise price of the put written or when the exercise price of the put held is less than the exercise price of the put sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records).  Upon the exercise of a call option on a futures contract sold by an Underlying Fund, the Underlying Fund will be required to sell the underlying futures contract, which if the Underlying Fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract sold by an Underlying Fund is exercised, the Underlying Fund will be required to purchase the underlying futures contract which, if the Underlying Fund has covered its obligation through the sale of such contract, will close out its futures position.

The selling of a call option on a futures contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is below the exercise price, an Underlying Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Underlying Fund’s holdings.  The selling of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is higher than the exercise price, an Underlying Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities an Underlying Fund intends to purchase. If a put or call option the Underlying Fund has sold is exercised, anUnderlying Fund will incur a loss, which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Underlying Fund’s losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

An Underlying Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts.  For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, an Underlying Fund could, in lieu of selling futures contracts, purchase put options thereon.  In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option.  Conversely, where it is projected that the value of securities to be acquired by an Underlying Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Underlying Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

Forward Contracts on Foreign Currency - Certain Underlying Funds may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. Forward contracts may be used for hedging to attempt to minimize the risk to an Underlying Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each Underlying Fund intends to enter into forward contracts for hedging purposes. In particular, a forward contract to sell a currency may be entered into where an Underlying Fund seeks to protect against an anticipated increase in the rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency.

Conversely, an Underlying Fund may enter into a forward contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Underlying Fund intends to acquire. An Underlying Fund also may enter into a forward contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, an Underlying Fund may enter into forward contracts for “cross hedging” purposes; e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency.  The Underlying Funds may also use foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract. Nevertheless, by entering into such forward contracts, an Underlying Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. An Underlying Fund will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Underlying Fund’s profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

An Underlying Fund will also enter into transactions in forward contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, an Underlying Fund may purchase a given foreign currency through a forward contract if, in the judgment of the Underlying Fund’s sub-adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, an Underlying Fund may sell the currency through a forward contract if the Underlying Fund’s sub-adviser believes that its value will decline relative to the dollar.

An Underlying Fund will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, an Underlying Fund may sustain losses, which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

Each Underlying Fund has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or “cover” in connection with the purchase and sale of such contracts. In those instances in which the Underlying Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account (or earmark on its records) cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Underlying Fund’s ability to utilize forward contracts in the manner set forth above may be restricted.

An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Underlying Fund’s sub-adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. An Underlying Fund may also hold foreign currency in anticipation of purchasing foreign securities.

Options on Foreign Currencies - Certain Underlying Funds may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, an

Underlying Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Underlying Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Underlying Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to an Underlying Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, an Underlying Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

An Underlying Fund may sell options on foreign currencies for the same types of hedging purposes. For example, where an Underlying Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Underlying Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, an Underlying Fund could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow an Underlying Fund to hedge such increased cost up to the amount of the premium. Foreign currency options sold by an Underlying Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and an Underlying Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the selling of options on foreign currencies, an Underlying Fund also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates. The Underlying Funds may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

RISKS ASSOCIATED WITH INVESTING IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

Risk of Imperfect Correlation of Hedging Instruments with an Underlying Fund’s Securities - An Underlying Fund’s abilities effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Underlying Fund’s securities. In the case of futures and options based on an index, an Underlying Fund will not duplicate the components of the index, and in the case of futures and options on fixed-income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract. The use of forward contracts for cross-hedging purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, an Underlying Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if an Underlying Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, an Underlying Fund would experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which the Underlying Fund has a position and the portfolio securities an Underlying Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, an Underlying Fund may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, an Underlying Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where an Underlying Fund enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Underlying Fund’s portfolio or the intended acquisitions being hedged.

The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, an Underlying Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by an Underlying Fund in connection with such transactions.

In selling a covered call option on a security, index or futures contract, an Underlying Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where an

Underlying Fund sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and an Underlying Fund may not be fully covered. As a result, an Underlying Fund could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of an Underlying Fund’s holdings. When an Underlying Fund sells an option, it will receive premium income in return for the holder’s purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and an Underlying Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Underlying Fund’s portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, an Underlying Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by selling an option, an Underlying Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, an Underlying Fund’s overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that an Underlying Fund may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. An Underlying Fund will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by an Underlying Fund may not fully protect it against risk of loss and, in any event, an Underlying Fund could suffer losses on the option position, which might not be offset by corresponding portfolio gains.

An Underlying Fund also may enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose an Underlying Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectus and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, an Underlying Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing an Underlying Fund with two simultaneous premiums on the same security, but involve additional risk, since an Underlying Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

Risk of a Potential Lack of a Liquid Secondary Market - Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While an Underlying Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by an Underlying Fund, and an Underlying Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if an Underlying Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on an Underlying Fund’s ability to effectively hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by “daily price fluctuation limits,” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Margin - Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where an Underlying Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by an Underlying Fund or decreases in the prices of securities or other assets an Underlying Fund intends to acquire. Where an Underlying Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose an Underlying Fund to greater risk.

Trading and Position Limits - The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various boards of trade have established limits referred to as “speculative position limits” on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Underlying Funds’ sub-advisers do not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Underlying Funds.

Risks of Options on Futures Contracts - The amount of risk an Underlying Fund assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market described herein. The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency or futures contracts.

Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on U.S. Exchanges -Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by an Underlying Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which an Underlying Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for an Underlying Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike many transactions entered into by an Underlying Fund in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and over-the-counter options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of an Underlying Fund’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Underlying Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Underlying Fund could be required to retain options purchased or sold, or forward contracts entered into, until exercise, expiration or maturity. This in turn could limit an Underlying Fund’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and an Underlying Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting an Underlying Fund’s ability to enter into desired hedging transactions. An Underlying Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Underlying Fund’s sub-adviser.

Options on securities, options on stock indices, futures contracts, options on futures contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting an Underlying Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Policies on the Use of Futures and Options on Futures Contracts - Each Underlying Fund will engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators.

The staff of the SEC has taken the position that over-the-counter options and assets used to cover sold over-the-counter options are illiquid and, therefore, together with other illiquid securities held by an Underlying Fund, cannot exceed 15% of an Underlying Fund’s assets (the “SEC illiquidity ceiling”). Although the Underlying Fund’s sub-adviser may disagree with this position, each Underlying Fund’s sub-adviser intends to limit the Underlying Funds’ selling of over-the-counter options in accordance with the following procedure. Also, the contracts an Underlying Fund has in place with such primary dealers provide that the Underlying Fund has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. Each Underlying Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test. Each Underlying Fund may also sell over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

The policies described above are not fundamental and may be changed without shareholder approval, as may the Portfolio’s investment objectives.

Temporary Defensive Investments - For temporary and defensive purposes, certain of the Underlying Funds may invest up to 100% of its total assets in investment-grade fixed-income securities (including short-term U.S. government securities, investment grade debt instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements. Certain Underlying Funds may hold an unlimited amount of such investments consistent with its objectives. Certain Underlying Funds also may hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. Unless otherwise stated, all percentage limitations on portfolio investments listed in the prospectus and statement of additional information of an Underlying Fund will apply at the time of investment. An Underlying Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

Portfolio Turnover - Certain Underlying Funds may sell a portfolio investment soon after its acquisition if the Underlying Fund’s sub-adviser believes that such a disposition is consistent with the portfolios investment objective. Underlying Fund investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by an Underlying Fund’s shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

MANAGEMENT OF THE COMPANY

Directors

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors (“Board”) according to the applicable laws of the State of Maryland and the Company’s Articles of Incorporation. The Board governs the Portfolio and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Company’s activities, review contractual arrangements with companies that provide services to the Portfolio and review the Portfolio’s performance.

Set forth in the table below is information about each Director of the Company.

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)(3)	Other Directorships/Trusteeships Held by Director

Independent Directors

Colleen D. Baldwin(4) 7337 East Doubletree Ranch Road Scottsdale, AZ 85258 Age: 49	Director	November 2007 — Present	Consultant, Glantuam Partners, LLC (January 2009 — Present); President, National Charity League/Canaan Parish Board (June 2008 — Present); and Consultant (January 2005 — Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004).	139	None.

John V. Boyer 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 56	Director	November 1997 — Present	President, Bechtler Arts Foundation (January 2008 — Present). Formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 — March 2006) (5).	139	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 61	Director	January 2006 — Present	Consultant and President, Ravengate Partners LLC (January 2000 — Present).	139	Wisconsin Energy Corporation (June 2006 —Present).

Peter S. Drotch(6) 7337 East Doubletree Ranch Road. Scottsdale, Arizona 85258 Age: 67	Director	November 2007 — Present	Retired Partner, PricewaterhouseCoopers LLP.	139	First Marblehead Corporation (September 2003 — Present)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)(3)	Other Directorships/Trusteeships Held by Director

J. Michael Earley 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 64	Director	January 2005 — Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	139	Bankers Trust Company, N.A., Des Moines (June 1992 — Present) and Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 66	Director	March 2002 — Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 — June 2009).	139	Assured Guaranty Ltd. (April 2004 — Present) and Odyssey Re Holdings Corp (November 2006 — Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 58	Director	January 2006 — Present	Consultant (May 2001 — Present).	139	Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent(7) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 63	Chairperson and Director	January 2005 — Present	President, Springwell Corporation (March 1989 — Present).	139	UGI Corporation (February 2006 — Present) and UGI Utilities, Inc. (February 2006 — Present).

Directors who are “Interested Persons”

Robert W. Crispin(8) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 62	Director	November 2007 — Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (June 2001 — December 2007).	139	ING Canada Inc. (December 2004 — Present) and ING Bank, fsb (June 2001 — Present).

Shaun P. Mathews(8) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 54	Director	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC(9) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006) and Chief Marketing Officer, ING USFS (April 2002 — October 2004).	181

ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(10), ING Funds Services, LLC(11), ING Investments, LLC(9) and ING Pilgrim Funding, Inc. (December 2005 — Present).

(1)                    Directors serve until their successors are duly elected and qualified. The tenure of each Director is subject to the Board’s retirement policy which states that each Independent Directorshall retire from service as a Director at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Director reaches the age of 70, if that Director qualifies for a retirement benefit as discussed in the Board’s retirement policy; or (b) the Director reaches the age 72 or has served as a Director for 15 years, whichever comes first, if that Director does not qualify for the retirement benefit. An unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)                    As of October 31, 2009.

(3)                    For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Variable Funds; and ING Variable Portfolios, Inc.

(4)                    Ms. Baldwin began serving as a Director of the Company on November 28, 2007. On that date, she had a beneficial ownership in securities issued by Wachovia Corporation, Bank of America Corporation and Merrill Lynch & Co., Inc. Ms. Baldwin subsequently sold her entire position in Wachovia Corporation on June 4, 2008, Bank of America Corporation on June 4, 2008 and Merrill Lynch & Co., Inc. on May 19, 2008. BlackRock Investment Management, LLC, an affiliate of Merrill Lynch & Co., Inc. and Columbia Management Advisors, LLC, an investment management division of Bank of America Corporation, and Evergreen Investment Management Company, LLC, a subsidiary of Wachovia Corporation, act as sub-advisers for certain series of the Company. For the period that she was a beneficial owner, Ms. Baldwin was an “interested person” (as that term is defined in the Investment Company Act of 1940) of the Portfolios for which these firms or their affiliates served as sub-advisers. Ms. Baldwin may have been an “interested person” of the Company from November 28, 2007 through June 4, 2008 as a result of her ownership of the above-referenced securities.

(5)                    Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 — November 2005. ING Groep N.V. affiliates make non-material, charitable contributions to The Mark Twain House & Museum.

(6)                    Mr. Drotch, who began serving as a Director of the Company on November 28, 2007, was the beneficial owner on that date of securities issued by AXA Advisors, Allianz Global Investors, JP Morgan Chase & Co. and Legg Mason, Inc. Mr. Drotch subsequently sold his entire position in AXA Advisors on January 29, 2008, Allianz Global Investors on February 27, 2008, JP Morgan Chase & Co. on March 24, 2008, and Legg Mason, Inc. on February 23, 2008. AllianceBernstein LP, a subsidiary of AXA Advisors; Pacific Investment Management Company LLC and OppenheimerFunds, Inc., subsidiaries of Allianz Global Investors; J.P. Morgan Investment Management, Inc., a subsidiary of JP Morgan Chase & Co.; and Legg Mason Capital Management Inc. and Batterymarch Financial Management, Inc., subsidiaries of Legg Mason, Inc. act as sub-advisers for certain series of the Company. For the period that he beneficially owned those securities, Mr. Drotch was an “interested person” (as that term is defined in the Investment Company Act of 1940) of the series of the Company for which these firms or their affiliates served as sub-advisers. Mr. Drotch may also have been an “interested person” of the Company from November 28, 2007 through the date of the sale of the above-referenced security or securities.

(7)                    Mr. Vincent may have been deemed to be an interested person of the Company, as defined in the Investment Company Act of 1940 Act during a portion of 2002, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the series of the Company, during a portion of 2002. Mr. Vincent no longer has beneficial ownership of those shares.

(8)                    Messrs. Crispin and Mathews are deemed to be “interested persons,” of the Company as defined by the 1940 Act, because of their affiliation with ING Groep, N.V., the parent corporation of the investment adviser, Directed Services LLC, and the Distributor, ING Funds Distributor, LLC.

(9)                    ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc. which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(10)              ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(11)              ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

Officers

Name, Address and Age	Positions Held with the Company	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	November 2006 — Present

President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 — Present). Formerly, President ING Mutual Funds and Investment Products (November 2004 — November 2006) and Chief Marketing Officer, ING USFS (April 2002 — October 2004).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President	January 2005 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present).

Michael J. Roland 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 51	Executive Vice President	January 2005 — Present

Head of Mutual Fund Platform (February 2007 — Present) and Executive Vice President, ING Investments, LLC(2)  and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2)  and Directed Services LLC(4) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Joseph M. O’Donnell 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 54	Executive Vice President Chief Compliance Officer	March 2006 — Present January 2005 — Present

Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present); Formerly, Chief Compliance Officer of ING Investments, LLC(2)  (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(4) (March 2006 — July 2008) and ING Life Insurance and Annuity Company (March 2006 — December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 45	Senior Vice President	January 2005 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 40	Senior Vice President	May 2006 — Present

Chief Compliance Officer, ING Investments, LLC(2) (July 2008 — Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(4) (July 2008 — Present); Head of Retail Compliance, ING Funds Distributor, LLC(5) and ING Funds Services, LLC(3) (July

Name, Address and Age	Positions Held with the Company	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years

2008 — Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 — Present), ING Funds Services, LLC(3) (April 2006 — Present), ING Funds Distributor, LLC(5) (July 2008 — Present), and Directed Services LLC(4) (July 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006).

Robert Terris 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present).Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 37	Vice President	September 2007 — Present

Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Robyn L. Ichilov 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	January 2005 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 55	Vice President	January 2005 — Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(5) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 51	Vice President	January 2005 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004).

Denise Lewis 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC(3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC (3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006).

Susan P. Kinens 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	January 2005 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present).

Name, Address and Age	Positions Held with the Company	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years

Craig Wheeler 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 — Present

Assistant Vice President — Director of Tax, ING Funds Services, LLC(3) (March 2008 — Present). Formerly, Tax Manager, ING Funds Services, LLC(3) (March 2005 — March 2008) and Tax Senior, ING Funds Services, LLC(3) (January 2004 — March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present).

Theresa K. Kelety 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 — Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008).

(1)           The Officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.

(2)           ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)           ING Funds Services, LLC was previously named ING Pilgrim Group, LLC.  ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)           Directed Services LLC is the successor in interest to Directed Services, Inc.

(5)           ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

BOARD

The Board governs the Portfolio and is responsible for protecting the interests of shareholders.  The Directors are experienced executives who oversee the Portfolio’s activities, review contractual arrangements with companies that provide services to the Portfolio and review the Portfolio’s performance.

Frequency of Board Meetings

The Board currently conducts regular meetings seven (7) times a year.  The Audit Committee and the Compliance Committee also meet regularly four (4) times per year, the Investment Review Committees meet six (6) times per year, the Contracts Committee meets seven (7) times per year and the remaining Committees meet as needed.  In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.  Each Committee listed below operates pursuant to a Charter approved by the Board.

Committees

Executive Committee. The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of three (3) Independent Directors and two (2) Directors who are “interested persons,” as defined in the 1940 Act of the Portfolio. The following Directors currently serve as members of the Executive Committee:  Ms. Pressler and Messrs. Boyer, Crispin, Mathews and Vincent.  Mr. Vincent, Chairman of the Board, serves as Chairperson of the Executive Committee.

The Executive Committee held eleven (11) meetings during the fiscal year ended December 31, 2008.

Audit Committee. The Board has established an Audit Committee, whose functions include, among others, meeting with the independent registered public accounting firm of the Company to review the scope of the Company’s audit, the Company’s financial statements and interim accounting controls, and meeting with management concerning these matters.  The Audit Committee currently consists of four (4) Independent Directors.  The following Directors currently serve as members of the Audit Committee: Mses. Chadwick and Pressler and Messrs. Drotch and Earley.  Mr. Earley currently serves as Chairperson of the Audit Committee.  Mr. Earley and Mr. Drotch have been designated as the Audit Committee’s financial experts under the Sarbanes-Oxley Act.

The Audit Committee held six (6) meetings during the fiscal year ended December 31, 2008.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Portfolio.  The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Board also oversees quarterly compliance reporting.

The functions of the Compliance Committee also include determining the value of securities held by the Portfolio for which market value quotations are not readily available; overseeing management’s administration of proxy voting; and overseeing the effectiveness of the investment adviser’s usage of the

Company’s brokerage and the adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions).

The Compliance Committee currently consists of four (4) Independent Directors.  The following Directors currently serve as members of the Compliance Committee: Ms. Baldwin and Messrs. Boyer, Kenny and Vincent.  Mr. Kenny currently serves as Chairperson of the Compliance Committee.

The Compliance Committee held four (4) meetings during the fiscal year ended December 31, 2008.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition, as necessary; (3) monitoring regulatory developments and recommending modifications to the committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and “best practices” in corporate governance; (5) conducting a periodic review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (6) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Directors;  (7) overseeing the Board’s annual self-evaluation process; and (8) developing (with assistance from management) of an annual meeting calendar for the Board and its committees.

In evaluating potential candidates to fill Independent Director vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Portfolio’s Secretary at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as director: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely, in connection with a shareholder meeting to elect Directors, any such submission must be delivered to the Portfolio’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolio with the SEC.

The Nominating and Governance Committee consists of four (4) Independent Directors:  The following Directors serve as members of the Nominating and Governance Committee: Mses. Baldwin and Chadwick and Messrs. Kenny, and Vincent.  Ms. Baldwin serves as Chairperson of the Nominating and Governance Committee.

The Nominating and Governance Committee held two (2) meeting during the fiscal year ended December 31, 2008.

Investment Review Committee. The Board has established two Investment Review Committees to, among other things, monitor the investment performance of the Portfolio and make recommendations to the Board with respect to the Portfolio.

The Investment Review Committee for the Domestic Equity Funds currently consists of four (4) Independent Directors and one (1) Director who is an “interested person,” as defined in the 1940 Act, as amended.  The following Directors serve as members of the Investment Review Committee for the Domestic Equity Funds: Mses. Chadwick and Pressler and Messrs. Crispin, Drotch and Earley.  Ms. Chadwick currently serves as Chairperson of the Investment Review Committee for the Domestic Equity Funds.

The Investment Review Committee for the Domestic Equity Funds held five (5) meetings during the fiscal year ended December 31, 2008.

The Investment Review Committee for the International/Balanced/Fixed-Income Funds currently consists of four (4) Independent Directors and one (1) Director who is an “interested person,” as defined in the 1940 Act.  The following Directors serve as members of the Investment Review Committee for the International/Balanced/Fixed-income Funds: Ms. Baldwin and Messrs. Boyer, Kenny, Mathews and Vincent.  Mr. Boyer currently serves as Chairperson of the Investment Review Committee for the International/Balanced/Fixed-Income Funds.

The Investment Review Committee for the International/Balanced/Fixed-Income Funds held six (6) meetings during the fiscal year ended December 31, 2008.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds.  The responsibilities of the Contracts Committee, include, among other things:  (1) identifying the scope and format of information to be provided by services providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Directors its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Directors relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Directors specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Directors.  The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans.  The Contracts Committee operates pursuant to a Charter approved by the Board.

The Contracts Committee currently consists of five (5) Independent Directors.  The following Directors serve as members of the Contracts Committee:  Mses. Chadwick and Pressler and Messrs. Boyer, Drotch and Vincent.  Ms. Pressler serves as Chairperson of the Contracts Committee.

The Contracts Committee held nine (9) meetings during the fiscal year ended December 31, 2008.

COMPENSATION OF THE DIRECTORS

Each Director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each Independent Director is compensated for his or her services on a quarterly basis according to a fee schedule adopted by the Board.  The fee schedule consists only of an annual retainer and does not include additional compensation for attendance at regular or special Board and Committee meetings.

The Portfolio pays each Director who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $75,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Boyer and Kenny, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $15,000, $40,000, $60,000, $30,000, $40,000 and $30,000, respectively; and (iv) out-of-pocket expenses. The pro rata share paid by the Portfolio is based on the Portfolio’s average net assets as a percentage of the average net assets of all the funds managed by the investment adviser and its affiliate, ING Investments, LLC for which the Directors serve in common as Directors.

The following table sets forth information provided by the Portfolio’s investment adviser regarding the estimated future compensation of Directors to be paid by the Portfolio for the fiscal year ending December 31, 2009 and actual compensation of Directors paid by other portfolios managed by the adviser and its affiliates for the fiscal year ended December 31, 2008.  Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from the Company or any other funds managed by Directed Services LLC (“DSL”).

Compensation Table

Name of Person, Position	Aggregate Compensation From Solution 2055 Portfolio(1)	Pension or Retirement Benefits Accrued As Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Directors(2)(3)
Colleen D. Baldwin(4) Director	$5.64	N/A	N/A	$208,791
John V. Boyer Director	$6.51	N/A	N/A	$240,852
Patricia W. Chadwick Director	$6.49	N/A	N/A	$240,000
Robert W. Crispin(5) Director	N/A	N/A	N/A	N/A
Peter S. Drotch Director	$5.41	N/A	N/A	$200,000
J. Michael Earley Director	$6.22	N/A	N/A	$230,000
R. Barbara Gitenstein(6) Former Director	N/A	N/A	N/A	$133,333
Patrick W. Kenny(4) Director	$6.22	N/A	N/A	$230,000
Shaun P. Mathews(5) Director	N/A	N/A	N/A	N/A
Walter H. May(7) Former Director	N/A	N/A	N/A	$87,333
Sheryl K. Pressler(4) Director	$7.03	N/A	N/A	$260,000
David W.C. Putnam(8) Former Director	N/A	N/A	N/A	$429,670
Roger Vincent(4) Director	$7.43	N/A	N/A	$275,000

(1)	The Portfolio had not commenced operations as of December 31, 2008; therefore the amounts are estimated for the current fiscal year.
(2)	Represents compensation from 161 funds (total in complex as of December 31, 2008).
(3)	Director compensation includes compensation paid by Funds that are not discussed in the Prospectus or SAI.

(4)

During the fiscal year ended December 31, 2008, Colleen Baldwin, Patrick Kenny, Sheryl Pressler and Roger Vincent deferred $50,000, $57,500, $30,000 and $68,750, respectively of the compensation from the Fund complex.

(5)

“Interested Person” as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of the investment adviser, and the Distributor, ING Funds Distributor, LLC. Officers and Directors who are interested persons do not receive any compensation from the Company.

(6)

Retired from the Board effective September 10, 2007. The column entitled Total Compensation from Registrant and Fund Complex Paid to Directors includes the amount $133,333 which represents the 2nd installment of the 3 installment of the retirement payments.

(7)

Retired from the Board effective January 11, 2007. The column entitled Total Compensation from Registrant and Fund Complex Paid to Directors includes the amount $87,333 which represents the 2nd installment of the 3 installment of the retirement payments.

(8)	Retired from the Board effective February 23, 2008.

Retirement Benefit

The Portfolio has adopted a retirement policy under which any Director who, as of May 9, 2007, had served for at least five (5) years as a Director of one or more ING Funds and who is not an “interested person” of such ING Funds (as such term is defined in the Investment Company Act of 1940, as amended) shall be entitled to a retirement payment (“Retirement Benefit”) if such Director: (a) retires in accordance with the retirement policy; (b) dies; or (c) becomes disabled. The Retirement Benefit shall be made promptly to, as applicable, the Director or the Director’s estate, after such retirement, death or disability in an amount equal to two times the annual compensation payable to such Director, as in effect at the time of his or her retirement, death or disability. The annual compensation determination shall be based upon the annual Board membership retainer fee (but not any separate annual retainer fees for chairpersons of committees and of the Board). This amount shall be paid by the ING Fund or ING Funds on whose Board the Director was serving at the time of his or her retirement. The retiring Director may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments. For the purpose of this policy, disability shall be the inability to perform the duties of a member of the Board because of the physical or mental impairment that has lasted or that can be expected to last for a continuous period of not less than 12 months, as reasonably determined by a majority of the Board.

Ownership of Portfolio Shares

In order to further align the interests of the Independent Directors with shareholders, it is the policy of the Board for Independent Directors to own beneficially shares of one or more funds in the ING entities at all times (“Policy”).  For this purpose, beneficial ownership of an ING fund’s shares includes ownership of Variable Contracts whose proceeds are invested in the Portfolio.

Under this Policy, the initial value of investments in one or more mutual funds in the ING Funds Complex that are beneficially owned by a Director must equal at least $100,000.  Existing Directors shall have a reasonable amount of time, not to exceed three years, from the date upon which the minimum ownership was set at $100,000 in order to satisfy the foregoing requirements.  A new Director shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, of becoming a Director.  A decline in the value of any fund investments will not cause a Director to have to make any additional investments under this Policy.

Investment in mutual funds of the ING Funds Complex by the Directors pursuant to this Policy are subject to the market timing policies applied by the mutual funds of the ING Funds Complex to other similar investors and any provisions of the ING Funds’ Code of Ethics that otherwise applies to the Directors.

The following table describes each Director’s ownership of equity securities of the Portfolio overseen by the Directors and the aggregate holdings of shares of equity securities of the Portfolio for the calendar year ended December 31, 2008.

Name of Director	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
ING Solution 2055 Portfolio(1)
Independent Directors
Colleen D. Baldwin	N/A	$10,000 — $50,000(2)
John V. Boyer	N/A	$50,000 — $100,000
Patricia W. Chadwick	N/A	$10,000 — $50,000(3)
Peter S. Drotch	N/A	$50,000 — $100,000
J. Michael Earley	N/A	Over $100,000
Patrick W. Kenny	N/A	$10,000 — $50,000 $50,000 – $100,000 (2)
Sheryl K. Pressler	N/A	Over $100,000(2)
Roger B. Vincent	N/A	Over $100,000 Over $100,000(2)
Directors who are “Interested Persons”
Robert W. Crispin	N/A	N/A
Shaun P. Mathews	N/A	Over $100,000 $10,000 — $50,000 (2)

(1)  The Portfolio had not commenced operations as of December 31, 2008.

(2)  Funds held in a 401k/Deferred Compensation Account.

(3)  As of January 9, 2009 Ms. Chadwick had over $100,000 in equity securities in the ING Funds.

Independent Director Ownership of Securities

Set forth in the table below is information regarding each Independent Director’s (and his or her immediate family members) share ownership in securities of the Company’s investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Portfolio (not including registered investment companies) as of December 31, 2008.

Name of Director	Name of Owners And Relationship To Director	Company	Title of Class	Value of Securities	Percentage of Class
Independent Directors
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
J. Michael Earley	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A

CODE OF ETHICS

The Portfolio’s Board, DSL (as Adviser) and the Distributor (as principal underwriter) have adopted a Code of Ethics or written supervisory procedures (in accordance with Rule 17j-1 under the 1940 Act) governing personal trading by persons who manage, or who have access to trading activity by the Portfolio (“Code of Ethics”).  The Code of Ethics allow trades to be made in securites that may be held by the Portfolio, however, they prohibit a person from taking advantage of Portfolio trades or from acting on inside information.  Information about these Code of Ethics may be obtained by calling the SEC’s Public Reference Room at 1-202-942-8090.  Copies of the Code of Ethics may also be obtained on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public reference Section of the SEC, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolio’s portfolio securities.  The Company’s proxy voting procedures provide that funds-of-funds, including the Portfolio, will “echo” vote their interests in Underlying Funds.  This means that, if the Portfolio must vote on a proposal with respect to an Underlying Fund, the Portfolio will vote its interest in that Underlying Fund in the same proportion that all other shareholders in the Underlying Fund voted their interests. The effect of echo voting may be that a small number of shareholders may determine the outcome of a vote.  The procedures delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest.  In delegating voting authority to DSL, the Board has also approved the adviser’s proxy voting procedures, which require the adviser to vote proxies in accordance with the Company’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  In addition, the Compliance Committee oversees the implementation of the Company’s proxy voting procedures.  A copy of the proxy voting procedures and guidelines of the Company, including the proxy voting procedures of the adviser, is attached hereto as Appendix B.  Information regarding how the Portfolio voted proxies relating to portfolio securities for the one-year period ending June 30th is available no later than August 31st of each year through the ING Funds’ website at http://www.ingfunds.com or by accessing the SEC’s EDGAR database at http://www.sec.gov.

DISCLOSURE OF THE PORTFOLIO’S PORTFOLIO SECURITIES

The Portfolio is required to file their complete portfolio holdings schedule with the SEC on a quarterly basis.   This schedule is filed with the Portfolio’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, the Portfolio posts its portfolio holdings schedule on ING’s website on a month-end basis and makes it available 10 days after the end of the previous calendar month.  The portfolio holdings schedule is as of the last day of the calendar month (e.g., the Portfolio will post the month-end June 30 holdings on July 11).  The Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.

The Portfolio also compiles a list composed of its ten largest holdings (“Top Ten”).  This information is produced monthly, and is made available on ING’s website, on the tenth day of each month.  The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute the Portfolio’s shares and most third parties may receive the Portfolio’s annual or semi-annual shareholder reports, or view on ING’s website, the Portfolio’s portfolio holdings schedule.  The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products, variable annuity contracts and other products offered to Qualified Plans.

Other than in regulatory filings or on ING’s website, the Portfolio may provide its portfolio holdings to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so.  Unless otherwise noted below, the Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided.  Specifically, the Portfolio’s disclosure of its portfolio holdings may include disclosure:

•                  to the Portfolio’s independent registered public accounting firm, named herein, for use in providing audit opinions;

•                  to financial printers for the purpose of preparing Portfolio regulatory filings;

•                  for the purpose of due diligence regarding a merger or acquisition;

•                  to a new adviser or sub-adviser prior to the commencement of its management of the Portfolio;

•                  to rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor, such agencies may receive more raw data from the Portfolio than is posted on the Portfolio’s website;

•                  to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolio;

•                  to service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolio; or

•                  to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Company’s Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Portfolio’s portfolio securities is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of the Portfolio’s shareholders, on the one hand, and those of the Portfolio’s investment adviser, principal underwriter or any affiliated person of the Portfolio, its investment adviser, or its principal underwriter, on the other.  Such Policies authorize the Portfolio’s administrator to implement the Company’s Board’s policies and direct the administrator to document the expected benefit to shareholders.  Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolio’s shareholders.  Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Adviser, principal underwriter and their affiliates.  The Company’s Board has authorized the senior officers of the Portfolio’s administrator to authorize the release of the Portfolio’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies.  The Portfolio’s administrator reports quarterly to the Board regarding the implementation of the Policies.

The Portfolio has the following ongoing arrangements with certain third parties to provide the Portfolio’s portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
ISS Governance Services, a unit of RiskMetrics Group, Inc.	Proxy Voting & Class Action Services	Daily	None
Charles River Development	Compliance	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Company’s Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolio and their shareholders.  The Company’s Board must approve any material change to the Policies.  The Policies may not be waived, or exceptions made, without the consent of ING’s Legal Department.  All waivers and exceptions involving the Portfolio will be disclosed to the Company’s Board no later than its next regularly scheduled quarterly meeting.  No compensation or other consideration may be received by the Portfolio, DSL, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 4, 2009, none of the Independent Directors or their immediate family members owned beneficially or of record securities in DSL or ING Groep, N.V. (“ING Groep”), a global financial services holding company based in the Netherlands, or any affiliated companies of DSL or ING Groep.  In addition, none of the Independent Directors or their immediate family members had a direct or indirect material interest in DSL or ING Groep or any affiliated companies of DSL or ING Groep.

Shares of the Portfolio may be offered to insurance companies as depositors of separate accounts which are used to fund variable annuity contracts (“VA Contracts”) and variable life insurance contracts (“VLI

Contracts”), to qualified pension and retirement plans outside the separate accounts context, to investment advisers and their affiliates and to other investment companies.   As of August 15, 2009, none of the Directors and officers of the Company owned any of the outstanding shares of the Portfolio.  As of that date, to the knowledge of management, no person owned beneficially or of record any of the outstanding shares of any class of the Portfolio.  Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company.  A control person may be able to take action regarding the Portfolio without the consent or approval of shareholders.

ADVISER

DSL serves as the adviser to the Portfolio pursuant to an investment advisory agreement between DSL and the Company (“Investment Advisory Agreement”). DSL’s principal address is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. DSL is a Delaware limited liability company that is an indirect, wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.  The principal executive offices of ING Groep are located at Amstelveenseweg 500, 1081 KL, P.O. Box 810, 1000 AV Amsterdam, Netherlands.  DSL is registered with the SEC as an investment adviser.

Under the Investment Advisory Agreement and subject to the authority of the Board of Directors, DSL has the overall responsibility for furnishing continuous investment supervision to the Portfolio and is responsible for the management of the Portfolio. DSL is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of the Portfolio’s assets and the purchase and sale of portfolio securities for the Portfolio. The Investment Advisory Agreement provides that DSL is not subject to liability to the Company for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

The Investment Advisory Agreement provides that DSL shall pay:  (a) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Portfolio, including, without limitation, office space, office equipment, telephone and postage costs; and (b) any fees and expenses of all Directors, officers and employees, if any, of the Company who are employees of DSL or an affiliated entity and any salaries and employment benefits payable to those persons.

The Portfolio and the Adviser have received an exemptive order from the SEC that allows the Adviser to enter into investment sub-advisory agreements (“Sub-Advisory Agreements”) with a non-affiliated sub-adviser and to materially amend the Sub-Advisory agreements with the approval of the Portfolio’s Board, but without shareholder approval.  In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders within 90 days of the change.  The Adviser remains responsible for providing general management services to the Portfolio, including overall supervisory responsibility for the general management services to the Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets, and, subject to the review and approval of the Board, will among other things:  (i) set the Portfolio’s overall investment strategies; (ii) evaluate, select and recommend a sub-adviser to manage all or part of the Portfolio’s assets; (iii) when appropriate, allocate and reallocate the Portfolio’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of the sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-adviser complies with the Portfolio’s investment objectives, policies and restrictions.

The Investment Advisory Agreement has an initial term of two years and provides that it will remain in effect from year-to-year thereafter if approved annually by a majority vote of the Directors, including a majority of the Directors who are not “interested persons” as that term is defined in the 1940 Act, of the Company or of ING, in person at a meeting called for that purpose. The Investment Advisory Agreement may be terminated as to a particular Portfolio without penalty at any time on sixty days written notice by:  (i) the Directors; (ii) a majority vote of the outstanding voting securities of that Portfolio; or (iii) DSL. The Agreement terminates automatically in the event of assignment.

For information regarding the basis for the Board’s approval of the investment advisory agreement for the Portfolio, please refer to the semi-annual shareholder report to be dated June 30, 2010.

Advisory Fees

As compensation for its services under the Investment Advisory Agreement, the Portfolio pays DSL, expressed as an annual rate, a monthly fee in arrears equal to 0.10% of the Portfolio’s average daily net assets during the month.

Out of its advisory fee, DSL pays ING Investment Management Co. (“Consultant”) a consulting fee equal to the percentages set out in the following percentages based on the Portfolio’s average daily net assets:

0.03% of the first $500 million;

0.025% of the next $500 million;

0.02% of the next $1 billion; and

0.01% over $2 billion.

Total Advisory Fees Paid

As of the date of this SAI, the Portfolio had not commenced operations.  As a result, no advisory fees were paid for the fiscal year ended December 31, 2008.

Expense Limitation Agreement

DSL has entered into an expense limitation agreement with the Portfolio pursuant to which DSL has agreed to waive or limit its fees.  In connection with the agreement and certain U.S. tax requirements, DSL will assume other expenses so that the total annual ordinary operating expenses of the Portfolio (which excludes interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Portfolio’s business, and expenses of any counsel or other persons or services retained by the Portfolio’s Directors who are not “interested persons” (as defined in the 1940 Act) of the DSL or any Sub-Adviser do not exceed the limits set forth below of the Portfolio’s average daily net assets, subject to possible recoupment by DSL within three years:

Portfolio	ADV Class	I Class	S Class	Class S2	Class T
ING Solution 2055	0.62%	0.12%	0.37%	0.52%	0.82%

The Portfolio may at a later date reimburse DSL for management fees waived and other expenses assumed by DSL during the previous thirty-six (36) months, but only if, after such reimbursement, the Portfolio’s expense ratio does not exceed the percentage described above.  DSL will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

The expense limitation agreement provides that the expense limitation shall continue until May 1, 2011.  The expense limitation is contractual and, after the initial term, shall renew automatically for one-year terms unless DSL provides written notice of termination of the agreement to the Independent Chairperson of the Board within ninety (90) days’ of the end of the then-current term for the Portfolio or upon termination of the Investment Management Agreement.  The expense limitation agreement may also be terminated by the Company, without payment of any penalty, upon written notice to DSL at its principal place of business within ninety (90) days’ of the end of the then-current term for the Portfolio.

INVESTMENT COMMITTEE

An Investment Committee of DSL reviews the allocation of the Portfolio’s assets. The Investment Committee is responsible for the day-to-day management of the Portfolio. No member of the Investment Committee is solely responsible for making recommendations for Portfolio purchases or sales or asset allocation recommendations.

The Investment Committee consists of the following persons:  William A. Evans, Heather Hackett and Paul Zemsky.  William A. Evans, Heather Hackett and Paul Zemsky have been on the Investment Committee since the Portfolio’s inception.

William A. Evans, CFA, Vice President, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors.

Heather Hackett has been with ING IM since 2005 and is primarily responsible for outcome oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a Portfolio Specialist supporting the International Equity and Asset Allocation teams.  Most recently, Ms. Hackett was an analyst in the Consulting Group of Smith Barney. Earlier in her career, she was a registered associate with Schroder & Co.

Paul Zemsky, head of ING’s Multi-Asset Strategies & Solutions Group.  Mr. Zemsky joined ING IM in 2005 as Head of Derivative Strategies.  Prior to joining ING, Mr. Zemsky spent 18 years with J.P. Morgan Investment Management where he held numerous positions.

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts overseen by each member of the investment committee as of September 30, 2009:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Investment Committee Member	Number of Accounts	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
William A. Evans	17	$3,876,783,449	0	$0	0	$0
Heather Hackett	23	$4,429,726,535	0	$0	0	$0
Paul Zemsky(1)	43	$16,335,470,443	3	$250,186,569	0	$0

*	None of these accounts have an advisory fee based on the performance of the account.

(1)	2 of these accounts with total assets of $ 771,127,043 have an advisory fee based on the performance of the accounts.

Potential Conflict of Interest

Potential conflicts of interest may arise in the Investment Committee Members’ management of the Portfolio.  The Investment Committee may be subject to competing interests that have the potential to influence its decision making with regard to the allocation of Portfolio assets.  For example, one Underlying Fund may pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with DSL, while others do not.  Therefore, the Investment Committee may have an incentive to allocate Portfolio assets in a manner that benefits DSL’s or an affiliate’s interests, or the interests of an Underlying Fund in addition to or in lieu of the Portfolio’s interests.  In addition, the Investment Committee may believe that certain Underlying Funds may benefit from additional assets or could be harmed by redemptions.

The Asset Allocation Committee may also be subject to other conflicts of interest. The Asset Allocation Committee’s insurance company affiliates that issue the Variable Contracts bear investment risk for guarantees and benefits under those Variable Contracts and related riders. An insurer may suggest specifications for the risk/return characteristics of investment options offered under its Variable Contracts including the Portfolio, or may believe that the Portfolio’s selection and allocation to particular Underlying Funds could lessen the insurance company’s potential investment risk or make it easier for the insurance company to hedge its investment risk. While the investment process is intended to produce allocation decisions that are in the best interests of the Portfolio and its shareholders, investors bear the risk that decisions may be influenced by this and other potential conflicts of interest.

Compensation Structure of Investment Committee Member

An Investment Committee Member’s compensation consists of: (a) fixed base pay in the form of a fixed annual salary; (b) bonus which is based on several factors including the individual’s performance rating, the performance of the ING entity that employs the Member, and the performance of ING Groep and its subsidiaries in the United States; and (c) long-term equity awards tied to the performance of the parent company, ING Groep.  The Investment Committee Members each have substantial additional duties for the entity that employs him or her, or to the Board of Directors of the ING Funds.  Thus, their individual performance ratings will be based in large part on services other than the Committee, although the value of the assets held in the Portfolio and the performance of the Portfolio may be a factor in a Member’s job performance rating.

Based on job function, internal comparators and external market data, Investment Committee Members participate in the ING Long-Term Incentive Plan.  The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

The Investment Committee Members earning $125,000 or more in base salary compensation may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at annual fixed interest rates.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

The Investment Committee Members participate in ING’s Pension and Retirement Plans, which are available generally to all salaried employees.

Investment Committee Member Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each investment committee member as of September 30, 2009 including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Investment Committee Member	Portfolio Shares Owned

William A. Evans	None
Heather Hackett	None
Paul Zemsky	None

ADMINISTRATOR

The Administrative Services Agreement - Pursuant to an Administrative Services Agreement between the Company and ING Funds Services, LLC (“IFS”), IFS has agreed to provide all administrative services in support of the Portfolio and is responsible for the supervision of the Company’s other service providers.  The Administrative Services Agreement will remain in effect from year-to-year if approved annually by a majority of the Directors.  It may be terminated by either party on sixty days’ written notice.  As compensation for its services, IFS receives a monthly fee from the Portfolio at an annual rate of 0.02% based on the average daily net assets of the Portfolio.

Because the Portfolio had not commenced operations as of December 31, 2008, the Administrator had not received any fees with respect to the Portfolio pursuant to the Administration Services Agreement.

CUSTODIAN

The Bank of New York Mellon, One Wall Street, New York, New York, 10286 serves as custodian of the assets of the Company.  The Bank of New York Mellon Corporation takes no part in the decisions relating to the purchase or sale of the Portfolio’s portfolio securities.

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the Transfer Agent and dividend-paying agent for the Company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP serves as the independent registered public accounting firm for the Portfolio. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.   KPMG LLP is located at 99 High Street, Boston, Massachusetts 02110.

LEGAL COUNSEL

Dechert LLP, 1775 I Street, NW, Washington, D.C. 20006, will pass upon legal matters for the Portfolio in connection with the offering of their shares.

PRINCIPAL UNDERWRITER

The Company has entered into a Distribution agreement (“Distribution Agreement”) pursuant to which the Distributor, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, a subsidiary of ING, as agent, serves as principal underwriter for the continuous offering of shares of the Portfolio. The Distribution Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of the Portfolio’s shares, and by a vote of a majority of the Directors who are not “interested persons” of the Distributor, or the Company, appearing in person at a meeting called for the purpose of approving such Distribution Agreement. The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days’ written notice by the Directors or the Distributor or by vote of holders of a majority of the Portfolio’s shares without the payment of any penalty. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of all the Portfolio, although it is not obligated to sell any particular amount of shares. The Distributor shall be responsible for any costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms and advertisements as it elects to prepare. The Company shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders.  The Distributor does not receive compensation for providing services under the Agreement.

PORTFOLIO TRANSACTIONS(1)

The Adviser or Sub-Adviser for the Portfolio (“Sub-Adviser”) places orders for the purchase and sale of investment securities for the Portfolio, pursuant to authority granted in the Advisory Agreement or Sub-Advisory Agreement.  Subject to policies and procedures approved by the Portfolio’s Board, the Adviser or the Sub-Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network (“ECN”) or alternative trading system (“ATS”).

In situations where a Sub-Adviser resigns or ING Investments otherwise assumes day to day management of an Underlying Fund pursuant to its Investment Advisory Agreement with the Underlying Fund, ING Investments will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services.  In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed.  Securities traded in the over-the-counter markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Transactions in certain over-the-counter securities also may be effected on an agency basis, when, in the Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker.  In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s

(1)                                  For purposes of this section, the discussion relating to investment decisions made by the Adviser or Sub-Adviser with respect to the Portfolio also includes investment decisions made by a an adviser or sub-adviser with respect to an Underlying Fund.  For convenience, only the terms Adviser or Sub-Adviser and Portfolio are used.

concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.  The Sub-Adviser may also place trades using an ECN or ATS.

How the Sub-Adviser Selects Broker-Dealers

The Sub-Adviser has a duty to seek to obtain best execution of the Underlying Fund’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.  In selecting brokers and dealers to execute trades, the Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers.  This consideration often involves qualitative as well as quantitative judgments.  Factors relevant to the nature of the trade may include, among others, price  (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution.  Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Sub-Adviser, as demonstrated in the particular transaction or other transactions.    Subject to its duty to seek best execution of the Underlying Fund’s orders, the Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Underlying Funds. Under these programs, the participating broker-dealers will return to an Underlying Fund (in the form of a credit to the Underlying Fund) a portion of the brokerage commissions paid to the broker-dealers by the Underlying Fund.  Theses credits are used to pay certain expenses of the Underlying Fund. These commission recapture payments benefit the Underlying Funds, and not the Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for the Portfolio, the Adviser or a Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or a Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances.  As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”), the Adviser or a Sub-Adviser may cause the Portfolio to pay a broker-dealer a commission for effecting a securities transaction for the Portfolio that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser or a Sub-Adviser makes a good faith determination that the broker’s commission paid by the Portfolio is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Advisor’s or the Sub-Adviser’s overall responsibilities to the Portfolio and its other investment advisory clients.   The practice of using a portion of the Portfolio’s commission dollars to pay for brokerage and research services provided to the Adviser or a Sub-Adviser is sometimes referred to as “soft dollars.”  Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser or a Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor — Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earning estimates, computerized links to current market data, software dedicated to research and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives.  Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, and software related to order routing, market access, algorithmic trading, and other trading activities.   On occasion, a broker-dealer may furnish the Adviser or a Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities).  In this case, the Adviser or a Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or a Sub-Adviser from its own funds, and not by portfolio commissions paid by the Portfolio.

Benefits to the Adviser or a Sub-Adviser - Research products and services provided to the Adviser or a Sub-Adviser by broker-dealers that effect securities transactions for the Portfolio may be used by the Adviser or a Sub-Adviser in servicing all of its accounts.  Accordingly, not all of these services may be used by the Adviser or a Sub-Adviser in connection with the.  Some of these products and services are also available to the Adviser or a Sub-Adviser for cash, and some do not have an explicit cost or determinable value.  The research received does not reduce the advisory fees paid to the Adviser or the sub advisory fees payable to a Sub-Adviser for services provided to the Portfolio.  The Adviser’s or a Sub-Adviser’s expenses would likely increase if the Adviser or the Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with DSL or a Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep or the Adviser or the Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of the Portfolio is subject to rules adopted by the SEC and the Financial Industry Regulatory Authority (“FINRA”).  Under these rules, a Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of the Portfolio when selecting a broker-dealer for portfolio transactions, and neither the Portfolio nor a Sub-Adviser may enter into an agreement under which the Portfolio directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Portfolio shares.  The Portfolio has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for the Portfolio also may be made directly from issuers or from underwriters.  Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Portfolio will be holding.  Dealers and underwriters usually act as principals for their own account.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information about trading in Fixed-Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions.  Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price.  The Portfolio may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer.  Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of the Portfolio to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or a Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in Sub-Advisers, investment personnel, reorganizations or mergers of the Portfolio may result in the sale of a significant portion or even all of the Portfolio’s portfolio securities.  This type of change generally will increase trading costs and the portfolio turnover for the affected Portfolio.  The Portfolio, the Adviser, or a Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser, reorganization or other changes.

Allocation of Trades

Some securities considered for investment by the Portfolio may also be appropriate for other clients served by that Portfolio’s Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Portfolio and such other clients in a manner deemed fair and equitable, over time, by the Sub-Adviser and consistent with the Sub-Adviser’s written policies and procedures.  Sub-Advisers may use different methods of allocating the results aggregated trades.  The Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which the Portfolio participated are subject to periodic review by the Board.  To the extent the Portfolio seeks to acquire (or dispose of) the same security at the same time, one or more of the Portfolio may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Portfolio are concerned.  However, over time, the Portfolio’s ability to participate in aggregate trades is expected to provide better execution for the Portfolio.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the condition of Rule 17a-7 under the 1940 Act and conditions of the policy.

Because the Portfolio had not commenced operations as of the fiscal year ended December 31, 2008, no commissions with respect to portfolio transactions were paid to certain brokers because of research services.

Because the Portfolio had not commenced operations as of the fiscal year ended December 31, 2008, no brokerage commissions were paid.

Because the Portfolio had not commenced operations as of the fiscal years ended December 31, 2008, no affiliated brokerage commissions were paid.

DESCRIPTION OF SHARES

The Company is organized as a Maryland corporation.  The Articles of Incorporation authorize the Company to issue sixteen billion, six hundred million (16,600,000,000) shares of common stock with a par value of $.001 per share. The shares are non-assessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated. The Articles of Incorporation authorize the Directors to create and classify shares of Capital Stock into one or more classes of shares.  The Directors have classified shares of ING Solution 2055 Portfolio into five classes: ADV Class shares, I Class shares, S Class shares, Class S2 shares and Class T shares.

Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and, generally, have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any expenses attributable to that class; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.  In addition, Class T shares are not subject to an initial sales charge or contingent deferred sales charge, but are subject to a shareholder servicing fee of an annual rate not to exceed 0.25% of average daily net assets per annum and a Rule 12b-1 distribution fee of 0.50% of average daily net assets per annum.  The Distributor has agreed to waive a portion of the distribution fee for Class T shares.  The expense waiver will continue through at least May 1, 2011, but in any event, the Company will notify shareholders if it intends to pay the Distributor more than 0.45% (not to exceed 0.50% under the current 12b-1 Plan) in the future.

Each ADV Class share, I Class share, S Class share, Class S2 share and Class T share represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of the Portfolio, and any different shareholder services relating to a class of shares.  Expenses assessed to the ADV Class shares, Class S2 shares or Class T shares are borne exclusively by the ADV Class, Class S2 or Class T pursuant to a separate 12b-1 Plan adopted for those classes, and expenses assessed pursuant to Shareholder Servicing Plans are borne by the ADV Class, S Class, Class S2 or Class T, respectively.  Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board, including a majority of the non-interested directors.  The ADV Class, Class S2 and Class T shares shall vote separately on any matter submitted to shareholders that pertains to the Rule 12b-1 Plan adopted for that class, or any class expense borne by that class where required by the 1940 Act or other applicable law.

I Class shares of the Portfolio are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary, or where the qualified retirement plan has assets of $50 million or more. I Class shares of the Portfolio are offered without a sales charge, a shareholder servicing fee or a distribution fee.

S Class shares of the Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account.  S Class shares of the Portfolio are offered without a sales charge but are subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for the S Class which shall not initially exceed 0.25% (on an annual basis) of the average daily net asset value of the respective Portfolio’s S Class held by customers of such Service Organizations.

Class S2 shares of the Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Class S2 shares of the Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for the Class S2 shares in the amount of 0.25% (on an annualized basis) of the respective Portfolio’s Class S2 shares. The Distributor has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio, so that the actual fee paid by the Portfolio is an annual rate of 0.15%. Absent this waiver, the distribution fee is 0.25% of net assets. The expense waiver will continue through at least May 1, 2011. There is no guarantee that this waiver will continue after this date. The 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred. The Portfolio may also pay securities dealers, brokers, financial institutions or other industry professionals (individually a “Service Organization” and collectively “Service Organizations”) for providing distribution assistance pursuant to a Distribution Services Agreement under the 12b-1 Plan. Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class S2 shares, including, but not limited to: compensation to and expenses of employees of the Distributor who engage in or support distribution of the Class S2 shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to Service Organizations who sell Class S2 shares. The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of Class S2 shares (“Distribution Services”), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service organizations who sell Class S2 shares.

ADV Class shares of the Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account.  ADV Class shares of the Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for the ADV Class in the amount of 0.25% (on an annualized basis) of the Portfolio’s ADV Class.

Class T shares of the Portfolio are intended for 401(k) plans through ING’s U.S. retirement markets business.  Class T shares of the Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for Class T shares in the amount of 0.50% (on an annualized basis) of the Portfolio’s Class T shares.  The Distributor has contractually agreed to waive 0.05% of the distribution fee for Class T shares of the Portfolio, so that the actual fee paid by the Portfolio is an annual rate of 0.45%.  Absent this waiver, the distribution fee is 0.50% of net assets.  The expense waiver will continue through at least May 1, 2011.  There is no guarantee that this waiver will continue after this date.

The 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred. The Company also may pay securities dealers, brokers, financial institutions or other industry professionals (individually a “Service Organization” and collectively

“Service Organizations”) for providing distribution assistance pursuant to a Distribution Services Agreement under the 12b-1 Plan.  Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of ADV Class Shares, including, but not limited to:  compensation to and expenses of employees of the Distributor who engage in or support distribution of the ADV Class Shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to Service Organizations who sell ADV Class Shares. The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of ADV Class Shares (“Distribution Services”), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service Organizations who sell ADV Class Shares.

ADV Class shares, Class S2 shares and Class T shares of the Portfolio are further subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to a separate Shareholder Servicing Plan adopted for ADV Class, Class S2 and Class T which shall not initially exceed 0.25% (on an annual basis) of the average daily net asset value of the respective Portfolio’s ADV Class shares, S2 Class shares or Class T shares held by customers of such Service Organizations.

Shareholders of the ADV Class shares of the Portfolio are generally entitled to exchange those shares at net asset value for ADV Class shares of other portfolios that offer ADV Class shares.  Shareholders of the ADV Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to ADV class shares after the exchange.  Shareholders of S Class shares of the Portfolio are generally entitled to exchange those shares at net asset value for S Class shares of other portfolios that offer S Class shares.  Shareholders of the Class S2 shares of the Portfolio are generally entitled to exchange those shares at net asset value for Class S2 shares of other portfolios that offer Class S2 shares.  Shareholders of the Class S2 shares continue to be subject to the Rule 12b-1 Plan fee applicable to Class S2 shares after the exchange.  Shareholders of I Class shares of the Portfolio are generally entitled to exchange those shares at net asset value for I Class shares of other portfolios that offer I Class shares.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of the Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders.

Because the Portfolio had not commenced operations as of the date of this SAI, there were no shareholder servicing, 12b-1 fees or distribution expenses paid by the Portfolio for the fiscal year ended December 31, 2008.

Because the Portfolio had not commenced operations as of the date of this SAI, there were no distribution expenses incurred by the Distributor.

VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. Certain shareholders of the Portfolio are the insurance companies for their separate accounts using the Portfolio to fund VA Contracts and VLI Contracts. The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Contracts through to Contract owners as described in the prospectus for the applicable VA or VLI Contract.

The Directors shall continue to hold office until the Annual Meeting of Shareholders next held after his/her election, or until his/her successor is duly elected and qualified. No annual meeting of the shareholders for the purpose of electing Directors will be held. However, Shareholders holding a majority of outstanding shares may request a special meeting for the purpose of removing and replacing a Director. Vacancies on the Board occurring between any such meetings shall be filled by the remaining Directors. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Special shareholder meetings may be called when requested in writing by the holders of not less than 50% of the outstanding voting shares of the Portfolio. Any request must state the purposes of the proposed meeting.

The Articles may be amended if duly advised by a majority of the Directors and approved by the affirmative vote of a majority of votes entitled to be cast.

PERFORMANCE INFORMATION

The Company may, from time to time, include the total return of the Portfolio in advertisements or sales literature.  In the case of Variable Contracts, performance information for the Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

Quotations of average annual total return for the Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).  Quotations of total return may also be shown for other periods.  All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Because the Portfolio had not commenced operations as of December 31, 2008, there are no average annual total returns..

COMBINATION WITH ING SOLUTION INCOME PORTFOLIO

When ING Solution 2055 reaches its Target Date, it may be combined with ING Solution Income Portfolio, without a vote of shareholders, if the Company’s Board determines that combining such Portfolio with the ING Solution Income Portfolio would be in the best interest of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after the Portfolio’s Target Date), the Portfolio will notify shareholders of the Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of the Portfolio will become shareholders of ING Solution Income Portfolio.

PORTFOLIO TURNOVER

A change in securities held in the portfolio of the Portfolio is known as “portfolio turnover” and may involve the payment by the Portfolio of dealer mark-ups of brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.  Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less.  The Portfolio cannot accurately predict its turnover rate, however the rate will be higher when the Portfolio finds it necessary to significantly change their portfolio to adopt a temporary defensive position or respond to economic or market events.  A high turnover rate would increase expenses and may involve realization of capital gains by the Portfolio.

NET ASSET VALUE

As noted in the Prospectuses, the Net Asset Value (“NAV”) and offering price of each class of the Portfolio’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Portfolio shares will not be priced on these days. On those days, securities held by an Underlying Fund may nevertheless be actively traded, and the value of the Portfolio’s shares could be indirectly affected. As a general matter, the Portfolio invests in the Underlying Funds which in turn invest directly in securities.  The Portfolio generally relies on the NAV provided by the Underlying Funds in computing the Portfolio’s NAV. However, the following is information regarding the calculation of NAV for the Underlying Funds and the Portfolio.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price an Underlying Fund would receive if it sold the instrument. (See, “Shareholder Information - Net Asset Value” in the Prospectuses.) The long-term debt obligations held in an Underlying Fund’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself.  Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of an Underlying Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of the Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating the Portfolio’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available market value quotation for such securities at the time the Portfolio determines its NAV.  In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures.  Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events.  Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations.  An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Portfolio calculates its NAV.  There can be no assurance that such models accurately reflect the behavior of the applicable markets on the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations recommended by such research service, and valuations recommended by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV.

Options on securities, currencies, futures, and other financial instruments purchased by the Portfolio are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Portfolio’s total assets. The Portfolio’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of the Portfolio, all class-specific liabilities incurred or accrued are deducted from the class’ net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

TAX CONSIDERATIONS

The following is only a summary of certain additional tax considerations generally affecting the Portfolio that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company— The Portfolio has elected to be taxed and intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company (“RIC”), the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described in this section. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a RIC must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (if provided by regulations, to the extent such currency gains are directly related to the RIC’s principal business of investing in stock or securities), net income derived from an interest in a qualified publicly traded partnership and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (“Income Requirement”).

In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a RIC. Under this test, at the close of each quarter of the Portfolio’s taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

If for any taxable year the Portfolio does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts— Under Section 817(h) of the Code, a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is “adequately diversified.”  A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the U.S. Treasury Regulations. Specifically, the U.S. Treasury Regulations provide that, except as permitted by the “safe harbor” discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the U.S. Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a RIC will be entitled to “look through” the RIC to its pro rata portion of the RIC’s assets, provided that the shares of such RIC are generally held only by segregated asset accounts of insurance companies and certain fund managers in connection with the creation or management of the Portfolio (a “Closed Fund”).

If the segregated asset account upon which a Variable Contract is based is not “adequately diversified” under the foregoing rules for each calendar quarter, then:  (a) the Variable Contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods; and (b) the holders of such contract must include as ordinary income the “income on the contract” for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a “life insurance contract” under the Code. The “income on the contract” is, generally, the excess of:  (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if the Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

The U.S. Treasury Department has issued various rulings and other pronouncements addressing the circumstances in which a Variable Contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. The arrangements concerning the Portfolio are similar to, but different in some respects from, those described by the U.S. Treasury Department in rulings in which it was determined that Variable Contract owners were not owners of separate account assets. Since you may have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that the IRS might treat you as the owner of your Variable Contract’s proportionate share of the assets of the separate account. You should review your Variable Contract’s prospectus and statement of additional information and you should consult your own tax adviser as to the possible application of the “investor control” doctrine to you.

If the Portfolio fails to qualify to be taxed as a RIC, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will institute ordinary income to the extent of such Portfolio’s available earnings and profits. Owners of Variable Contracts which have invested in the Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if the Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

Excise Tax on RICs— A 4% non-deductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year, 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a RIC having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)) and all ordinary income and capital gains earned in previous years that were not distributed during such years. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a RIC shall:  (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses from Section 988 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Effect of Future Legislation; Local Tax Considerations— The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the U.S. Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in the Portfolio.

FINANCIAL STATEMENTS

The fiscal year of the Company ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the Company’s independent registered public accounting firm will be sent to shareholders each year. Annual and unaudited semi-annual shareholder reports, when available, may be obtained without charge by contacting the Company at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, or calling the Company at (800) 992-0180.

APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR’S RATINGS SERVICES

AAA — Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A — Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATINGS

AAA: Bonds considered to be investment-grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment-grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment-grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment-grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

RatingWatch: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for potential downgrade, or “Evolving”, where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

APPENDIX B - PROXY VOTING PROCEDURES AND GUIDELINES

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  September 1, 2009

I.              INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.            COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee

(1)           Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance  Committee with respect to any other Fund.

(2)           The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.           DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(1), has approved them on behalf of such Sub-Adviser-Voted Series.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

(1)           The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.           APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.            VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.     Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.           CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.         REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website.  No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website.  The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)           Sub-Adviser-Voted Series:  ING Franklin Mutual Shares Portfolio

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.              INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.            ROLES AND RESPONSIBILITIES

A.            Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.            Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is ISS Governance Services, a unit of RiskMetrics Group, Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.            Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.            Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.           VOTING PROCEDURES

A.            In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.             Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.     The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.           ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.            Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.            Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.            REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President — Special Projects, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Senior Counsel, ING Americas US Legal Services

Effective as of January 1, 2008

EXHIBIT 3

to the

ING Funds

Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.             INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.            GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, ISS Governance Services, a unit of RiskMetrics Group, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.             The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from culpable nominees as appropriate, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD support from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD support from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.  However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD support from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.  Generally, vote FOR nominees when (1) the issue relevant to the majority negative vote has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD support from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD support from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee.  Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                      Where applicable and except as otherwise provided for herein, DO NOT WITHHOLD support from nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(2)                      In cases in which the Agent has identified a “pay for performance” disconnect, or internal pay disparity, as such issues are defined by the Agent, DO NOT WITHHOLD support from director nominees.

(3)                      If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, DO NOT WITHHOLD support from such nominees if mitigating provisions or board actions (e.g., clawbacks) are present.

(4)                      If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace or exchange options, generally WITHHOLD support from such nominees.

(5)                      If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), DO NOT WITHHOLD support from such nominees if the company has provided adequate rationale or disclosure or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(6)                      If the Agent recommends withholding support from nominees in connection with executive compensation practices related to tax gross-ups, perquisites, provisions related to retention or recruitment, including contract length or renewal provisions, “guaranteed” awards, pensions/SERPs, severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.

Generally DO NOT WITHHOLD support solely due to such practices if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(7)                      If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(8)                      If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)                      Generally, vote FOR independent outside director nominees serving on the audit committee.

(2)                      Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support from nominees serving on the audit committee who did not serve on that committee during the majority of the time period relevant to the concerns cited by the Agent.

(3)                      If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.

(4)                      If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)                      WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)                      WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)                      Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)                      Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)                      When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except support proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally DO NOT VOTE AGAINST management proposals in this regard.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)                      The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)                      Only if the director’s legal expenses would be covered.

2.             Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.             Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring, exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  If independence concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.             Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.             Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.             Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, irrespective of whether the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated.  For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.             Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•                  Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•                  Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•                  Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•                  Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•                  Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

•                  Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights.  Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if management has provided adequate rationale and/or disclosure.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.             Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•                  Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to matters that would not result in a negative vote under these

Guidelines on the relevant board or committee member(s), or equity compensation burn rate or pay for performance as defined by Agent.

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for plan changes assessed as material by the Agent, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold.  DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements for shareholder ratification, unless such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention, generally voting FOR such compensation arrangements if the issuer has provided adequate rationale and/or disclosure or support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).  However, vote in accordance with the Agent’s recommendations FOR new or materially amended plans, contracts or payments that require change in control provisions to be double-triggered and defined to require an actual change in control, except that plans, contracts or payments not meeting such standards may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.

9.             State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.          Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.          Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, consider proposals to change a fund’s fundamental investment objective to nonfundamental on a CASE-BY-CASE basis.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.          Social and Environmental Issues

These issues cover a wide range of topics.  In general, unless otherwise specified herein, vote CASE-BY-CASE.  While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.  Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.                               Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein.  The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent.  For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•                  bundled slates of nominees (e.g., France, Hong Kong or Spain);

•                  simultaneous reappointment of retiring directors (e.g., South Africa);

•                  in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•                  nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•                  the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  the founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  the nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  evidence exists regarding compliance or accounting shortfalls.

For markets such as the tax havens, Australia, Canada, Hong Kong, Japan, Malaysia, Singapore and South Africa (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.  The same policy shall be applied regarding attendance by statutory auditors of Japanese companies.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, vote with Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).

Generally, vote with Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders.  Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.  In cases in which multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.  Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally vote FOR retirement bonus proposals if all payments are for directors and auditors who have served as executives of the company.  Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments) that:

•                  exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan) or broad-based employee participation otherwise meeting Agent’s standards (e.g., France);

•                  are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable by the Agent due to market practice or other mitigating provisions;

•                  provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•                  permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•                  for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

•                  provide for vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•                  permit post-employment vesting if deemed inappropriate by the Agent;

•                  allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•                  provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above, or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if the company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, market practice of the primary country in which a company does business, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)          practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)          retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)          long-term incentive plans deemed by the Agent to be inadequately based on equity awards (e.g., cash-based plans);

(4)          equity award valuation triggering a negative recommendation from the Agent; or

(5)          provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Reports with typically unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights),

or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors but not severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided and generally voted FOR if the overall compensation package and/or program at issue appears reasonable.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.  For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards.  In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•                  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  the payout is excessive given the company’s financial position.

Consider such proposals by issuers in other markets on a CASE-BY-CASE basis if the Agent makes a negative recommendation.  In any markets, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•                  it is editorial in nature;

•                  shareholder rights are protected;

•                  there is negligible or positive impact on shareholder value;

•                  management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•                  the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•                  it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  it reduces relevant disclosure to shareholders;

•                  it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

•                  it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

PART C

OTHER INFORMATION

ITEM 28. EXHIBITS

(a)                      (1)                      Articles of Incorporation for ING Partners, Inc. (formerly known as Portfolio Partners, Inc.) - Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(2)                      Articles of Amendment effective August 29, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant’s Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

(3)                      Articles of Amendment effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(4)                      Articles of Amendment effective December 16, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(5)                      Articles of Amendment effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant’s Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

(6)                      Articles of Amendment effective January 23, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(7)                      Articles of Amendment effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(8)                      Articles of Amendment effective November 8, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(9)                      Articles Supplementary to Articles of Incorporation effective August 20, 2001 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

1

(10)                Articles Supplementary to Articles of Incorporation effective February 11, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant’s Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

(11)                Articles Supplementary to Articles of Incorporation effective January 17, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant’s Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

(12)                Articles Supplementary to Articles of Incorporation effective June 10, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 14 to Registrant’s Form N-1A Registration Statement on July 2, 2004 and incorporated herein by reference.

(13)                Articles Supplementary to Articles of Incorporation effective November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(14)                Articles of Amendment effective May 2, 2005 to Articles of Incorporation (name change) - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(15)                Articles Supplementary dated August 8, 2005 to the Articles of Incorporation - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant’s Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

(16)                Articles Supplementary dated November 23, 2005 to the Articles of Incorporation - Filed as an Exhibit to Post-Effective Amendment No. 25 to Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(17)                Articles Supplementary dated January 31, 2006 to the Articles of Incorporation of ING Partners, Inc.– Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(18)                Articles of Amendment, effective April 28, 2006 – Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

2

(19)                Article of Amendment effective August 7, 2006 regarding ING MFS Capital Opportunities Portfolio name change – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(20)                Articles of Amendment effective January 30, 2007 regarding the dissolution of ING Goldman Sachs Capital Growth Portfolio and ING Goldman Sachs Structured Equity Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(21)                Articles Supplementary effective June 13, 2007 regarding Solution Growth and Income Portfolio and Solution Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(22)                Articles of Amendment effective August 20, regarding the name change of ING Davis Venture Value Portfolio – Filed as an exhibit to Post-Effective Amendment No. 36 to Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(23)                Articles of Amendment effective November 29, 2007 regarding the dissolution of ING Fundamental Research Portfolio – Filed as an exhibit to Post-Effective Amendment No. 36 to Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(24)                Articles Supplementary dated February 27, 2007 to the Articles of Incorporation of ING Partners, Inc. – Filed as an exhibit to Post-Effective Amendment No. 36 to Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(25)                Articles Supplementary dated January 16, 2009 to the Articles of Incorporation of ING Partners, Inc. – Filed as an exhibit to Post-Effective Amendment No. 41 to Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

(26)                Articles Supplementary dated March 18, 2009 to the Articles of Incorporation of ING Partners, Inc. – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(27)                Articles Supplementary dated April 1, 2009 regarding the name change of ING Columbia Small Cap Value II Portfolio – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

3

(28)                Articles Supplementary to Articles of Incorporation of ING Partners, Inc. dated June 22, 2009 – Filed herein.

(b)                     (1)                      By-laws - Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(i)                  Amendment to the By-laws of ING Partners, Inc. dated November 10, 2005 – Filed as an exhibit to Post-Effective Amendment No. 36 to Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(c)                      Instruments Defining Rights of Security Holders (set forth in the Articles of incorporation which are incorporated by reference) - Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(d)                     (1)                      Investment Advisory Agreement dated May 1, 2003 between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant’s Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

(i)                  Amendment dated May 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(ii)               Amendment dated September 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant’s Form N-1A Registration Statement on September 15, 2004 and incorporated herein by reference.

(iii)            Amendment dated November 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iv)           Amendment dated December 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

4

(v)              Substitution Agreement between ING Partners, Inc. and Directed Services, LLC, dated January 1, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(vi)           Amended Schedule A, effective November 2009 to the Investment Advisory Agreement between ING Partners, Inc. and Directed Services LLC – Filed herein.

(vii)        Amended Schedule B, effective November 2009, to the Investment Advisory Agreement between ING Partners, Inc. and Directed Services LLC – Filed herein.

(viii)     Side Agreement Letter dated January 1, 2009 between Directed Services LLC and ING Partners, Inc. regarding fee waivers to ING American Century Large Company Value Portfolio and ING Van Kampen Comstock Portfolio – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(ix)             Side Agreement Letter dated May 1, 2009 between Directed Services LLC and ING Partners, Inc. regarding fee waiver to ING Van Kampen Comstock Portfolio (Class S2 shares) – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(x)                Letter Agreement between Directed Services LLC and ING Partners, Inc. regarding waiver of advisory fee for ING Oppenheimer Strategic Income (investing in Oppenheimer Master Loan Fund) – Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(2)                      Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co. (“ING IM”) (formerly known as Aeltus Investment Management, Inc.) - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(i)                  Amendment, dated April 28, 2006, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co. – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(ii)               Second Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity

5

Company and ING Investment Management Co. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)            Substitution Agreement dated January 1, 2007 between ING Life Insurance and Annuity Company and ING Investment Management Co. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iv)           Third Amendment dated September 15, 2007 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co. – Filed as an exhibit to Post-Effective Amendment No. 36 to Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(3)                      Investment Sub-Advisory Agreement between ING Life Insurance Company and Annuity Company and UBS Global Asset Management, Inc. (Americas) (regarding ING UBS U.S. Large Cap Equity Portfolio) effective May 1, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(i)                  Amendment dated April 28, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and UBS Global Asset Management, Inc. (US) (regarding UBS U.S. Large Cap Equity and ING UBS U.S. Small Cap Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(ii)               Second Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and UBS Global Asset Management, Inc. (US) – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)            Substitution Agreement dated January 1, 2007 between UBS Global Asset Management, Inc. and Directed Services LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iv)           Third Amendment dated August 1, 2008 between UBS Global Asset Management, Inc. and Directed Services LLC – Filed as an exhibit to Post-

6

Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(4)                      Investment Sub-Advisory Agreement dated November 19, 2001 between ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company) and OpCap Advisors - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)                  Amendment dated June 3, 2003 to Investment Sub-Advisory Agreement between ILIAC and OpCap Advisors - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)               Novation of Sub-Advisory Agreement dated July 21, 2005 – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)            Second Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and OpCap Advisors – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iv)           Substitution Agreement dated January 1, 2007 between OpCap Advisors and Directed Services LLC. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(v)              Third Amendment dated August 1, 2008 between Directed Services LLC and Oppenheimer Capital LLC – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(5)                      Investment Sub-Advisory Agreement dated December 1, 2005 between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and Salomon Brothers Asset Management Inc - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)                  Assumption Agreement dated December 1, 2006 between Salomon Brothers Asset Management Inc. and CAM North America, LLC

7

(ClearBridge Advisors, LLC) – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)               Amendment dated April 1, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Salomon Brothers Asset Management Inc – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(iii)            First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ClearBridge Advisors, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iv)           Substitution Agreement dated January 1, 2007 between ClearBridge Advisors, LLC and Directed Services LLC. - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(v)              Second Amendment effective August 1, 2008 between Directed Services LLC and ClearBridge Advisors, LLC – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(vi)           Amended Appendix A effective October, 2008 to Investment Sub-Advisory Agreement between Directed Services LLC and ClearBridge Advisors, LLC – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(vii)        Amended Schedule A effective October 1, 2008 to Investment Sub-Advisory Agreement between Directed Services LLC and ClearBridge Advisors, LLC – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(6)                      Investment Sub-Advisory Agreement dated December 14, 2000 between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and T. Rowe Price Associates, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 5 to Registrant’s Form N-1A Registration Statement on April 30, 2001 and incorporated herein by reference.

(i)                  Letter Agreement dated December 5, 2001 for Fee Waiver between

8

ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(ii)               Amendment dated December 31, 2001 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. effective December 31, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(iii)            Amendment dated June 2, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. effective June 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(iv)           Amendment dated November 8, 2004 to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(v)              Fourth Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vi)           Substitution Agreement dated January 1, 2007 between T. Rowe Price Associates, Inc. and Directed Services LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vii)        Fifth Amendment dated May 1, 2007 to the Investment Sub-Advisory Agreement between Directed Services LLC and T. Rowe Price Associates, Inc. – Filed as an exhibit to Post-Effective Amendment No. 36 to Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(viii)              Letter Agreement dated May 1, 2007 to the Investment Sub-Advisory Agreement between Directed Services LLC and T. Rowe Price Associates, Inc., regarding ING T. Rowe Price Growth Equity Portfolio – Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A

9

Registration Statement on April 25, 2008 and incorporated herein by reference.

(ix)             Sixth Amendment dated July 1, 2008 to the Investment Sub-Advisory Agreement between Directed Services LLC and T. Rowe Price Associates, Inc. – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(x)                Seventh Amendment dated August 1, 2009 to the Investment Sub-Advisory Agreement between Directed Services LLC and T. Rowe Price Associates, Inc. – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(xi)             Letter Agreement dated November 14, 2008 to reduce annual investment management fee regarding ING T. Rowe Price Growth Equity Portfolio for the period from May 1, 2008 through and including May 1, 2010– Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(7)                      Investment Sub-Advisory Agreement dated March 29, 2002 between ING Life Insurance and Annuity Company and American Century Investment Management, Inc - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)                  Amendment dated June 30, 2003 to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. effective June 30, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)               Amendment dated November 8, 2004 to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)            Amended Appendix A dated April 28, 2006, between ING Life Insurance and Annuity Company and American Century Investment Management, Inc., regarding the ING American Century Small-Mid Cap Value Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 29 to

10

Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(iv)           Third Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(v)              Substitution Agreement dated January 1, 2007 by and between American Century Investment Management, Inc. and Directed Services, LLC.- Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vi)           Amended Appendix A dated September 2007, by and between Directed Services LLC and American Century Investment Management, Inc. – Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(vii)        Letter Agreement dated May 1, 2008, regarding ING American Century Small-Mid Cap Value Portfolio – Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(viii)     Fourth Amendment dated November 8, 2004 between to the Investment Sub-Advisory Agreement between Directed Services LLC and American Century Investment Management, Inc. – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(ix)             Letter Agreement dated November 14, 2008 to reduce the annual management fee regarding ING American Century Small-Mid Cap Value Portfolio for the period from May 1, 2008 through and including May 1, 2010 – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(8)                      Investment Sub-Advisory Agreement dated March 11, 2002 between ING Life Insurance and Annuity Company and BAMCO, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)                  Amendment dated June 2, 2003 to the Investment Sub-Advisory

11

Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)               Amendment No. 2 dated May 12, 2005 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(iii)            Amendment No. 3 dated December 7, 2005 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(iv)           Fourth Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(v)              Substitution Agreement dated January 1, 2007 between BAMCO, Inc. and Directed Services LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vi)           Fifth Amendment dated August 1, 2008 to the Investment Sub-Advisory Agreement between Directed Services LLC and BAMCO, Inc. – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(9)                      Investment Sub-Advisory Agreement dated March 26, 2002 between ING Life Insurance and Annuity Company and J.P. Morgan Investment Management, Inc. (formerly, Robert Fleming, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)                  Amendment dated June 3, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Robert Fleming, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

12

(ii)               Assumption Agreement dated November 18, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and J. P. Morgan Investment Management Inc. (formerly, Robert Fleming, Inc. regarding RFI merger into J.P. Morgan Investment Management Inc.- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)            Second Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and J. P. Morgan Investment Management Inc. (formerly, Robert Fleming, Inc. regarding RFI merger into J.P. Morgan Investment Management Inc.- – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(iv)           Substitution Agreement dated January 1, 2007 between J.P. Morgan Investment Management Inc. and Directed Services LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(v)              Third Amendment dated August 1, 2008 to the Investment Sub-Advisory Agreement between Directed Services LLC and J.P. Morgan Investment Management Inc. – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(10)                Investment Sub-Advisory Agreement dated March 12, 2002 between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)                  Amendment dated June 2, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)               Second Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

13

(iii)            Third Amendment dated April 1, 2008 to the Investment Sub-Advisory Agreement between Directed Services LLC and Pacific Investment Management Company, LLC – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(iv)           Substitution Agreement dated January 1, 2007 between Pacific Investment Management Company, LLC and Directed Services LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(v)              Letter Agreement dated April 1, 2008 to the Investment Sub-Advisory Agreement dated March 12, 2002, regarding ING PIMCO Total Return Portfolio – Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(vi)           Fourth Amendment dated August 1, 2008 o the Investment Sub-Advisory Agreement between Directed Services LLC and Pacific Investment Management Company, LLC – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(vii)        Letter Agreement dated November 18, 2008 to reduce the annual management fee regarding ING PIMCO Total Return Portfolio for the period from April 1, 2008 through April 1, 2010 – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(11)                Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective March 11, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)                  Amendment to the Investment Sub-Advisory Agreement dated June 23, 2003 between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective June 23, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)               Amendment dated November 8, 2004 the to Investment Sub-Advisory

14

Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen – Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)            Amendment dated June 1, 2005 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective June 1, 2003 – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(iv)           Fee Reduction letter, dated May 1, 2006, regarding ING Van Kampen Comstock Portfolio – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(v)              Fourth Amendment dated December 15, 2006 to the Investment Sub Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vi)           Substitution Agreement dated January 1, 2007 between Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vii)        Fee Reduction letter, dated January 1, 2007, between Directed Services, LLC and Morgan Stanley Investment Management Inc. d/b/a Van Kampen, regarding ING Van Kampen Comstock Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(viii)     Fifth Amendment dated April 30, 2007 to the Investment Sub Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ix)             Fee Reduction letter, dated May 1, 2008, between Directed Services LLC

15

and Morgan Stanley Investment Management Inc. d/b/a Van Kampen, regarding ING Van Kampen Comstock Portfolio – Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(x)                Sixth Amendment dated August 1, 2008 to the Investment Advisory Agreement between Directed Services LLC and Morgan Stanley Investment Management Inc. d/b/a Van Kampen – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(xi)             Letter Agreement dated May 1, 2009 to reduce the annual management fee regarding ING Van Kampen Comstock Portfolio for the period from May 1, 2009 through and including May 1, 2010 – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(12)                Investment Sub-Advisory Agreement dated December 16, 2002 between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, J.P. Morgan Fleming Asset Management, LTD) – Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant’s Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

(i)                  Amendment dated June 3, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, J.P. Morgan Fleming Asset Management, LTD) - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)               Amendment May 1, 2004 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, JP Morgan Fleming Asset Management, LTD) - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(iii)            Amendment dated August 13, 2004 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, JP Morgan Fleming Asset Management, LTD) - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iv)           Amendment dated June 1, 2006 to the Investment Sub-Advisory

16

Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, JPMorgan Fleming Asset Management, LTD regarding amendments to the Fee Schedule – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(v)              Amended Appendix A dated October 1, 2006, with respect to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited, regarding sub-advisory fees – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(vi)           Fifth Amendment dated December 15, 2006 to the Investment Sub Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vii)        Substitution Agreement dated January 1, 2007 between JPMorgan Asset Management (U.K.) Limited and Directed Services LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(13)                Investment Sub-Advisory Agreement dated November 8, 2004 between ING Life Insurance and Annuity Company and OppenheimerFunds, Inc. Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(i)                  First Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and OppenheimerFunds, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)               Substitution Agreement dated January 1, 2007 between OppenheimerFunds, Inc. and Directed Services LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

17

(iii)            Letter Agreement between Directed Services LLC and ING Partners, Inc. regarding waiver of sub-advisory fee for ING Oppenheimer Strategic Income (investing in Oppenheimer Master Loan Fund)– Filed herein.

(iv)           Second Amendment dated August 1, 2008 to the Investment Sub-Advisory Agreement between Directed Services LLC and OppenheimerFunds, Inc – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(14)                Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Lord, Abbett & Co. LLC - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)                  First Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Lord, Abbett & Co. LLC. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)               Substitution Agreement dated January 1, 2007 between Lord, Abbett & Co. LLC and Directed Services LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(15)                Sub-Advisory Agreement dated April 30, 2009 between Directed Services LLC and Neuberger Berman Management LLC – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(16)                Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Pioneer Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)                  First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pioneer Investment Management, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)               Substitution Agreement dated January 1, 2007 between Pioneer Investment Management, Inc. and Directed Services LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A

18

Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)            Amended Schedule A dated September 6, 2008 to the Sub-Advisory Agreement between Directed Services LLC and Pioneer Investment Management, Inc. – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(17)                Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Templeton Investment Counsel, LLC - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)                  Amended Schedule A dated April 28, 2006 to the Sub-Advisory Agreement dated December 7, 2005 – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(ii)               First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Templeton Investment Counsel, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)            Substitution Agreement dated January 1, 2007 between Templeton Investment Counsel, LLC and Directed Services LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(18)                Sub-Advisory Agreement dated April 28, 2006 between ING Life Insurance and Annuity Company and Columbia Management Advisors, LLC – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)                  First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Columbia Management Advisors, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)               Substitution Agreement dated January 1, 2007 between Columbia Management Advisors, LLC and Directed Services LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

19

(iii)            Amended Schedule A effective May 1, 2009 to the Sub-Advisory Agreement between Columbia Management Advisors, LLC and Directed Services LLC – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(iv)           Letter Agreement dated May 1, 2009 to reduce the annual management fee regarding ING Columbia Small Cap Value Portfolio from May 1, 2009 through and including May 1, 2010 – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(19)                Sub-Advisory Agreement dated October 31, 2005 between ING Life Insurance and Annuity Company and Davis Selected Advisers, L.P. – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(i)                  First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Davis Selected Advisers, L.P. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)               Substitution Agreement, dated January 1, 2007 between Davis Selected Advisers, L.P. and Directed Services LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)            Amended Schedule A to the Sub-Advisory Agreement between Davis Selected Advisers, L.P. and Directed Services LLC – Filed as an exhibit to Post-Effective Amendment No. 36 to Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(20)                Sub-Advisory Agreement dated August 7, 2006 between ING Life Insurance and annuity Company and Thornburg Investment Management – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(i)                  First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Thornburg Investment Management – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

20

(ii)               Substitution Agreement dated January 1, 2007 between Thornburg Investment Management and Directed Services LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(21)                Amended and Restated Expense Limitation Agreement effective December 7, 2005 as amended and restated January 1, 2007 between Directed Services LLC. and ING Partners, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)                  First Amendment, dated January 30, 2009, to the Amended and Restated Expense Limitation Agreement effective December 7, 2005 as amended and restated January 1, 2007 between Directed Services LLC and ING Partners, Inc. – Filed herein.

(ii)               Amended Schedule A effective August 19, 2009 to the Amended and Restated Expense Limitation Agreement between Directed Services LLC and ING Partners, Inc. – Filed herein.

(22)                Amended and Restated Expense Limitation Agreement regarding ING Solution Portfolios effective February 1, 2005 as amended and restated January 1, 2007 between Directed Services LLC and ING Partners, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)                  Amended Schedule A dated November 14, 2008 to Amended and Restated Expense Limitation Agreement between Directed Services LLC. and ING Partners, Inc. – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(23)                Side Letter Agreement dated January 1, 2007 regarding ING Oppenheimer Strategic Income Portfolio between ING Partners, Inc and ING Funds Distributor, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(24)                Side Letter Agreement dated January 1, 2007 regarding ING Oppenheimer Global Growth Portfolio and ING T. Rowe Price Diversified Mid Cap Growth Portfolio between ING Partners, Inc and ING Funds Distributor, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

21

(e)                      (1)                      Distribution Agreement dated January 1, 2007 between the ING Partners, Inc. and ING Funds Distributor, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i) Amended Schedule A, effective November 2009, to the Distribution Agreement between ING Partners, Inc. and ING Funds Distributor, LLC. – Filed herein.

(f)                        N/A

(g)                     (1)                      Custody Agreement dated January 6, 2003 between ING Partners, Inc. and The Bank of New York Mellon-Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(i)                  Amended Exhibit A effective August 20, 2009 to the Custody Agreement with The Bank of New York Mellon – Filed herein.

(2)                      Foreign Custody Manager Agreement dated January 6, 2003, with The Bank of New York Mellon – Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(i)                  Amended Exhibit A effective August 20, 2009 to the Foreign Custody Manager Agreement with The Bank of New York Mellon – Filed herein.

(ii)               Amended Schedule 2 effective June 4, 2008 to the Foreign Custody Manager Agreement with the Bank of New York Mellon (formerly The Bank of New York)– Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(3)                      Fund Accounting Agreement dated January 6, 2003, with The Bank of New York Mellon – Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(i)                  Amended Exhibit A effective August 20, 2009 to the Foreign Custody Manager Agreement with The Bank of New York Mellon – Filed herein.

(h)                   (1)  Amended and Restated Administrative Services Agreement entered into on November 19, 2003 as amended and restated on November 30, 2008 (only for ING Baron Asset Portfolio, ING Columbia Small Cap Value Portfolio, ING Neuberger Berman Partners Portfolio, ING Pioneer High Yield Portfolio, ING Templeton Foreign Equity Portfolio) between ING Partners, Inc. and ING Funds Services, LLC - Filed as an exhibit to Post-

22

Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(2) Amended and Restated Administrative Services Agreement entered into on November 19, 2003 as amended and restated on November 30, 2008 (for all Portfolios except ING Baron Asset Portfolio, ING Columbia Small Cap Value Portfolio, ING Neuberger Berman Partners Portfolio, ING Pioneer High Yield Portfolio, ING Templeton Foreign Equity Portfolio) between ING Partners, Inc. and ING Funds Services, LLC – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(i)                  Amended Schedule A, effective November 2009, to the Amended and Restated Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC – Filed herein.

(ii)               Amended Schedule B, effective November 2009, to the Amended and Restated Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC – Filed herein.

(3)                      License Agreement between Aetna and T. Rowe Price Associates, Inc.- Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(4)                      Agency Agreement dated November 30, 2000 by and among ING Partners, Inc. and DST Systems, Inc.- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(i)                  Termination Letter, dated September 28, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(ii)               Acceptance Letter between ING Partners, Inc. and DST Systems, Inc.-Filed as an Exhibit to Post-Effective Amendment No. 20 to registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)            Amended and Restated Exhibit A, dated September 15, 2008 with respect to the Agency Agreement – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

23

(5)                      Transfer Agency Services Agreement dated February 25, 2009 by and between PNC Global Investment Servicing (U.S.) Inc. (“PNC”) and ING Partners, Inc. – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(i)                  Amended Exhibit A, effective August 20, 2009, the Transfer Agency Services Agreement between PNC and ING Partners, Inc. – Filed herein.

(6)                      Securities Lending Agreement and Guaranty, dated August 7, 2003, between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and The Bank of New York Mellon - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(i)                                     Amended Exhibit A, effective August 20, 2009, to the Securities Lending Agreement and Guaranty dated August 7, 2003 between ING Partners, Inc. and The Bank of New York Mellon – Filed herein.

(7)                      Delegation Agreement - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(8)                      Form of Participation Agreement, effective January 1, 2007, among ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance \ Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance \ Company of New York and Security Life of Denver Insurance Company and ING Funds Distributor, LLC and ING Investors Trust and ING Partners, Inc.– Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein.by reference.

(9)                      Form of Shareholder Servicing Agreement between ING Investor’s Trust and ING Partners, Inc and ING Funds Distributor, LLC and ING Life Insurance Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Lif4e insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company, for the AdviserClass Shares, Service Class Shares, Service 2 Class Shares and Class T shares, effective January 1, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(10)                Service Agreement between ING Life Insurance and Annuity Company and Golden American Life Insurance Company effective July 13, 2001 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(11)                Service Agreement between ING Life Insurance and Annuity Company

24

and ReliaStar Life Insurance Company effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(12)                Service Agreement between ING Life Insurance and Annuity Company and ReliaStar Life Insurance Company of New York effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(13)                Service Agreement between ING Life Insurance and Annuity Company and Southland Life Insurance Company effective as of May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(14)                Service Agreement between ING Life Insurance and Annuity Company and Security Life of Denver Insurance Company effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(i)                         (1)                      Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Fidelity VIP Contrafund Portfolio, ING Fidelity VIP Growth Portfolio, ING Fidelity VIP Equity Income Portfolio and ING Fidelity VIP Mid Cap Portfolio - Filed as an Exhibit to Post-Effective Amendment No. 14 to Registrant’s Form N-1A Registration Statement on July 2, 2004 and incorporated herein by reference.

(2)                      Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Oppenheimer Strategic Income Portfolio - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(3)                      Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Income Portfolio, ING Income 2015 Portfolio, ING Income 2025 Portfolio, ING Income 2035 Portfolio, and ING Income 2045 Portfolio (Adviser, Service and Initial Class)- Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

(4)                      Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Solution Income

25

Portfolio, ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio and ING Solution 2045 Portfolio (Class T) - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant’s Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

(5)                      Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Baron Asset Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Pioneer High Yield Portfolio, and ING Templeton Foreign Equity Portfolio - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(6)                      Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Columbia Small Cap Value II Portfolio and ING UBS U.S. Small Cap Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(7)                      Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Solution Growth and Income Portfolio and ING Solution Growth Portfolio – – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(8)                      Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2035 Portfolio and ING Index Solution 2045 Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 36 to Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(9)                      Legal Opinion of Counsel regarding the legality of the securities being registered with regard to Service 2 Class shares of the Registrant – Filed as an exhibit to Post-Effective Amendment No. 41 to Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

(10)                Legal Opinion of Counsel regarding the legality of the securities being registered with regard to Service 2 Class shares of the Registrant – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

26

(11)                Legal Opinion of Counsel regarding the legality of the securities being registered with regard to ING Solution 2055 Portfolio and ING Index Solution 2055 Portfolio – Filed herein.

(j)                         (1)                      Consent of Dechert LLP – Filed herein.

(2)                      Consent of KPMG LLP – Filed herein.

(k)                                  N/A

(l)                                     Agreement re: Initial Contribution to Working Capital – Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(m)                   (1)                      Plan of Distribution pursuant to Rule 12b-1 of ING Partners, Inc. regarding Adviser Class shares renewed November 19, 2003 – Filed as an Exhibit to Post-Effective amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(2)                      Distribution Plan pursuant to Rule 12b-1 of ING Partners, Inc. regarding Service 2 Class shares approved on November 14, 2008 – Filed as an exhibit to Post-Effective Amendment No. 41 to Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

(i)                  Letter Agreement, dated May 1, 2009 between ING Funds Distributor, LLC and ING Partners, Inc. regarding waiver of distribution fees for Service 2 Class shares of the Registrant through May 1, 2010 – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(ii)               Letter Agreement, dated August 19, 2009, between ING Funds Distributor, LLC and ING Partners, Inc. regarding waiver of distribution fees for Service 2 Class shares of ING Solution 2055 Portfolio and ING Index Solution 2055 Portfolio through May 1, 2011 – Filed herein.

(iii)            Amended Schedule A, effective November 2009, to the Distribution Plan pursuant to Rule 12b-1 of ING Partners, Inc. regarding Service 2 Class shares – Filed herein.

(3)                      Distribution Plan pursuant to Rule 12b-1 of ING Partners, Inc. regarding Class T shares approved May 12, 2005 – Filed herein.

(i)                  Amended Schedule A, effective August 2009, to the Distribution Plan of ING Partners, Inc. regarding Class T shares – Filed herein.

27

(ii)               Letter Agreement, dated May 1, 2009, between ING Funds Distributor, LLC and ING Partners, Inc. regarding waiver of distribution fees for Class T shares of the Registrant through May 1, 2010. – Filed herein.

(iii)            Letter Agreement, dated August 19, 2009, between ING Funds Distributor, LLC and ING Partners, Inc. regarding waiver of distribution fees for Class T shares of ING Solution 2055 Portfolio and ING Index Solution 2055 Portfolio – Filed herein.

(4)                      Shareholder Servicing Plan of ING Partners, Inc. for Adviser Class Shares renewed November 19, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(i)             Letter Agreement between ING Funds Distributor, LLC and ING Partners, Inc. regarding waiver of service fees for Adviser Class shares of ING Oppenheimer Strategic Income Portfolio through May 1, 2009 – Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(5)                      Shareholder Servicing Plan of ING Partners, Inc. for Service Class Shares renewed November 19, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(i)             Letter Agreement between ING Funds Distributor, LLC and ING Partners, Inc. regarding waiver of service fees for Service Class shares of ING Baron Small Cap Growth Portfolio through May 1, 2010 – Filed herein.

(ii)          Letter Agreement between ING Funds Distributor, LLC and ING Partners, Inc. regarding waiver of service fees for Service Class shares of ING Neuberger Berman Partners Portfolio through May 1, 2010 – Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(6)                      Shareholder Servicing Plan of ING Partners, Inc. for Class T Shares adopted May 12, 2005 – Filed as an exhibit to Post-Effective Amendment No. 36 to Registrant’s Form N-1A Registration Statement on March 3, 2008 and incorporated herein by reference.

(i)             Amended Schedule A, effective August 2009, with respect to ING Partners, Inc. Class T Shareholder Servicing Plan – Filed herein.

28

(7)                      Shareholder Servicing Plan of ING Partners, Inc. for Service 2 Class shares adopted November 14, 2008 – Filed as an exhibit to Post-Effective Amendment No. 41 to Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

(i)             Amended Schedule A, effective November, 2009, with respect to ING Partners, Inc., Shareholder Servicing Plan for Service 2 Class shares – Filed herein.

(n)                     (1)                      Third Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System amended as of November 14, 2008 – Filed as an exhibit to Post-Effective Amendment No. 41 to Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

(i)             Amended Schedule A, effective November 30, 2009, to the Third Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System – Filed herein.

(o)                                                    N/A

(p)                     (1)                      Codes of Ethics for DSI International Management, Inc., OpCap Advisors, Salomon Brothers Asset Management, Inc. and T. Rowe Price Associates, Inc – Filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant’s Form N-1A Registration Statement on August 31, 2001 and incorporated herein by reference.

(2)                      Codes of Ethics for Massachusetts Financial Services Company, American Century Investment Management, Inc., BAMCO, Inc. and Morgan Stanley Investment Management Inc. d/b/a Van Kampen – Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant’s Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

(3)                      Codes of Ethics for UBS Global Asset Management (US) Inc., J.P. Morgan Asset Management (U.K.) Limited and ING - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant’s Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

(4)                      Sarbanes-Oxley Act Code of Ethics for Senior Officers – Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(5)                      Code of Ethics for PIMCO and UBS Global Asset Management (Americas) Inc. – Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

29

(6)                      Code of Ethics for ING Partners, Inc., ILIAC LLC and American Century – Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(7)                      Code of Ethics for FMR – Filed as an Exhibit to Post-Effective Amendment No. 14 to Registrant’s Form N-1A Registration Statement on July 2, 2004 and incorporated herein by reference.

(8)                      Code of Ethics for OppenheimerFunds, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(9)                      Code of Ethics for ING Investment Management Co. – Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(10)                Code of Ethics for Lord, Abbett & Co. LLC, Lord Abbett Distributor LLC and Lord Abbett Family of Funds – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference

(11)                Amended and Restated Code of Ethics for Neuberger Berman Management Inc. and Neuberger Berman, LLC – Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(12)                Code of Ethics for Pioneer Investment Management, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(13)                Code of Ethics for Franklin Templeton Investments – Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(14)                Code of Ethics, effective January 1, 2006, for Columbia Management Advisors, LLC – Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

30

(15)                Code of Ethics for Thornburg Investment Management – – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(16)                Code of Ethics and Conduct for T. Rowe Price Group, Inc. and its Affiliates – Filed as an exhibit to Post-Effective Amendment No. 37 to Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

ING Partners, Inc. is a Maryland corporation for which separate financial statements are filed. As of December 3, 2009, no affiliated insurance companies owned any of the outstanding voting securities of ING Index Solution 2055 Portfolio or ING Solution 2055 Portfolio.

A list of all persons directly or indirectly under common control with the Registrant is incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-90516) of ING USA Annuity and Life Insurance Company, as filed on April 9, 2004.

ITEM 30. INDEMNIFICATION

Article Ninth, Section (d) of the Registrant’s Articles of Incorporation provides for indemnification of directors and officers. In addition, the Registrant’s officers and directors will be covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company.

Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any “improper personal benefit”; and (2) that a corporation must (unless otherwise provided in the corporation’s charter or articles of incorporation) indemnify a director if he or she is successful on the merits in defending a suit against him or her by reason of being a director. The statutory provisions are not exclusive; a corporation may provide greater indemnification rights than those provided by statute.

Section XI.B of the Administrative Services Agreement, filed herein as exhibit (h1), provides for indemnification of the Administrator.

31

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

Any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each sub-adviser of ING Partners, Inc. and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in each investment adviser’s Form ADV as currently on file with the SEC, the text of which is hereby incorporated by reference.

INVESTMENT ADVISER	FILE NO.

Directed Services LLC	801-32675
T. Rowe Price Associates, Inc.	801-856
ClearBridge Advisors, LLC	801-32046
American Century Investment Management, Inc.	801-8174
BAMCO, Inc.	801-29080
J.P. Morgan Investment Management Inc.	801-21011
Pacific Investment Management Company, LLC	801-48187
Van Kampen	801-15757
J.P. Morgan Fleming Asset Management (London) Ltd.	801-46669
UBS Global Asset Management (Americas) Inc.	801-34910
Fidelity Management & Research Company	801-7884
OppenheimerFunds, Inc.	801-8253
ING Investment Management Co.	801-9046
Neuberger Berman Management LLC	801-8258
Pioneer Investment Management, Inc.	801-8225
Templeton Investment Counsel, LLC	801-15125
Columbia Management Advisors, LLC	801-50372
Thornburg Investment Management	801-17853

ITEM 32. PRINCIPAL UNDERWRITER

(a) ING Funds Distributor, LLC is the principal underwriter for ING Partners, Inc. ING Mutual Funds; ING Mayflower Trust; ING Funds Trust; ING Equity Trust; ING Investment Funds, Inc.; ING Prime Rate Trust; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Variable Products Trust; ING Variable Insurance Trust; ING Balanced Portfolio, Inc.; ING Variable Portfolios, Inc.; ING Variable Funds; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Separate Portfolios Trust; and ING Strategic Allocation Portfolios, Inc.

(b) Information as to the directors and officers of the Principal Underwriter together with the information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Principal Underwriter in the last two

32

years, is included in its application for registration as a broker-dealer on Form BD (File No. 34815) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

(c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, ING Insurance and Annuity Company, maintain physical possession of each account, book or other documents at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or at its principal place of business located at 151 Farmington Avenue Hartford, Connecticut 06156.

Shareholder records of direct shareholders are maintained by the transfer agent, Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules promulgated thereunder are maintained at the offices of (a) the Registrant, (b) ING Life Insurance and Annuity Company (c) ING Financial Advisers, LLC (formerly Aetna Investment Services, LLC), (d) the Transfer Agent and Custodian, and (e)-(u) the Sub-Advisers and (v) the Custodian. The address of each is as follows:

(a)	ING Partners, Inc.
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

(b)	Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

(c)	ING Funds Distributor, LLC
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258

(d)	PNC Global Investment Servicing (U.S.) Inc
301 Bellevue Parkway
Wilmington, Delaware 19809

(e)	American Century Investment Management
4500 Main Street
Kansas City, Missouri 64111

33

(f)	BAMCO, Inc. (BAMCO)
767 Fifth Avenue
New York, New York 10153

(g)	J.P. Morgan Investment Management Inc. (JPMIM)
(for ING JPMorgan Mid Cap Value Portfolio)
522 Fifth Avenue
New York, New York 10036

(h)	Pacific Investment Management LLC (PIMCO)
840 Newport Center Drive
Newport Beach, California

(i)	ClearBridge Advisors, LLC
399 Park Avenue
New York, New York 10022

(j)	T. Rowe Price Associates, Inc. (T. Rowe)
100 East Pratt Street
Baltimore, Maryland 21202

(k)	UBS Global Asset Management (Americas) Inc. (UBS Global AM)
(for ING UBS U.S. Large Cap Equity Portfolio)
One North Wacker Drive Chicago, Illinois 60606

(l)	Morgan Stanley Investment Management, inc. (MSIM, Inc.)
1221 Avenue of the Americas
New York, New York 10020

(m)	Fidelity Management & Research (FMR)
82 Devonshire Street
Boston, Massachusetts 02109

(n)	OppenheimerFunds, Inc. (Oppenheimer)
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

(o)	Bank of New York Mellon
100 Church Street, 10th Floor
New York, New York 10286

(p)	Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, New York 10158

34

(r)	Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109

(s)	Templeton Investment Counsel, LLC
500 East Broward Blvd.
Fort Lauderdale, Florida 33394

(t)	Columbia Management Advisors, LLC ("CMA")
100 Federal Street
Boston, MA 02110

(u)	Thornburg Investment Management
119 East Marcy Street, Suite 202
Santa Fe, NM 87501

ITEM 34. MANAGEMENT SERVICES

N/A

ITEM 35. UNDERTAKINGS

None

35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post Effective Amendment No. 47 to the Registration Statement on Form N-1A pursuant to Rule 485(b) of the 1933 Act and has duly caused this Post-Effective Amendment 47 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 3rd  day of December, 2009.

ING PARTNERS, INC.

By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

Todd Modic*	Senior Vice President Chief/Principal Financial Officer	December 3, 2009

John V. Boyer*	Director	December 3, 2009

Patricia W. Chadwick*	Director	December 3, 2009

J. Michael Earley*	Director	December 3, 2009

Patrick W. Kenny*	Director	December 3, 2009

36

Shaun P. Mathews*	Interested Director and President and Chief Executive Officer	December 3, 2009

Sheryl K. Pressler*	Director	December 3, 2009

Colleen D. Baldwin*	Director	December 3, 2009

Peter S. Drotch*	Director	December 3, 2009

Roger B. Vincent*	Director	December 3, 2009

Robert W. Crispin*	Interested Director	December 3, 2009

*By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
as Attorney-in-Fact**

**                                  Powers of Attorney for Todd Modic and each Director were filed as attachments to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form.N-1A filed on December 20, 2007 and incorporated herein by reference.

37

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
(a) (28)	Articles Supplementary to Articles of Incorporation of ING Partners, Inc. dated June 22, 2009
(d)(1)(vi)	Amended Schedule A effective November 2009 to the Investment Advisory Agreement between ING Partners, Inc. and Directed Services LLC
(d)(1)(vii)	Amended Schedule B effective November 2009, to the Investment Advisory Agreement between ING Partners, Inc. and Directed Services LLC
(d)(13)(iii)	Letter Agreement between Directed Services LLC and ING Partners, Inc. regarding waiver of sub-advisory fee for ING Oppenheimer Strategic Income (investing in Oppenheimer Master Loan Fund)
(d)(21)(i)

First Amendment, dated January 30, 2009, to the Amended and Restated Expense Limitation Agreement effective December 7, 2005 as amended and restated January 1, 2007 between Directed Services LLC and ING Partners, Inc.

(d)(21)(ii)	Amended Schedule A effective August 19, 2009 to the Amended and Restated Expense Limitation Agreement between Directed Services LLC and ING Partners, Inc.
(e)(1)(i)	Amended Schedule A dated November 2009 to the Distribution Agreement between ING Partners, Inc. and ING Funds Distributor, LLC
(g)(1)(i)	Amended Exhibit A effective August 20, 2009 to the Custody Agreement with The Bank of New York Mellon
(g)(2)(i)	Amended Exhibit A effective August 20, 2009 to the Foreign Custody Manager Agreement with The Bank of New York Mellon
(g)(3)(i)	Amended Exhibit A effective August 20, 2009 to the Foreign Custody Manager Agreement with The Bank of New York Mellon
(h)(2)(i)	Amended Schedule A, effective November, 2009, to the Amended and Restated Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC
(h)(2)(ii)	Amended Schedule B, effective November, 2009, to the Amended and Restated Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC
(h)(5)(i)	Amended Exhibit A, effective August 20, 2009, to the Transfer Agency Services Agreement between PNC and ING Partners, Inc.
(h)(6)(i)	Amended Exhibit A, effective August 20, 2009, to the Securities Lending Agreement and Guaranty dated August 7, 2003 between ING Partners, Inc. and The Bank of New York Mellon
(i)(11)	Legal Opinion of Counsel regarding the legality of the securities being registered with regard to ING Solution 2055 Portfolio and ING Index Solution 2055 Portfolio

38

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
(j)(1)	Consent of Dechert LLP
(j)(2)	Consent of KPMG LLP
(m)(2)(ii)

Letter Agreement, dated August 19, 2009, between ING Funds Distributor, LLC and ING Partners, Inc. regarding waiver of distribution fees for Service 2 Class shares of ING Solution 2055 Portfolio and ING Index Solution 2055 Portfolio through May 1, 2011

(m)(2)(iii)	Amended Schedule A, effective November 2009, to the Distribution Plan pursuant to Rule 12b-1 of ING Partners, Inc. regarding Service 2 Class shares
(m)(3)	Distribution Plan pursuant to Rule 12b-1 of ING Partners, Inc. regarding Class T shares approved May 12, 2005
(m)(3)(i)	Amended Schedule A, effective August 2009, to the Distribution Plan of ING Partners, Inc. regarding Class T shares
(m)(3)(ii)	Letter Agreement, dated May 1, 2009, between ING Funds Distributor, LLC and ING Partners, Inc. regarding waiver of distribution fees for Class T shares of the Registrant through May 1, 2010
(m)(3)(iii)

Letter Agreement, dated August 19, 2009, between ING Funds Distributor, LLC and ING Partners, Inc. regarding waiver of distribution fees for Class T shares of ING Solution 2055 Portfolio and ING Index Solution 2055 Portfolio

(m)(5)(i)	Letter of Agreement between ING Funds Distributor, LLC and ING Partners, Inc. regarding waiver of service fees for Service Class shares of ING Baron Small Cap Growth Portfolio through May 1, 2010
(m)(6)(i)	Amended Schedule A, effective August 2009, with respect to ING Partners, Inc. Class T Shareholder Servicing Plan
(m)(7)(i)	Amended Schedule A, effective November 2009, with respect to ING Partners, Inc., Shareholder Servicing Plan for Service 2 Class shares
(n)(1)(i)	Amended Schedule A, effective November 30, 2009, to the Third Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System

39